       As filed with the Securities and Exchange Commission on February 27, 2004

                                                      Registration Nos. 33-46593

                                                                        811-6578

--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM N-1A

           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933       /X/

                         Pre-Effective Amendment No.                     / /

                       Post-Effective Amendment No. 17                   /X/

                                       and

       REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940   /X/

                              Amendment No. 18                               /X/
                                   ----------

                             The Glenmede Portfolios
               (Exact Name of Registrant as Specified in Charter)

                              200 Clarendon Street
                           Boston, Massachusetts 02116
                    (Address of Principal Executive Offices)

                         Registrant's Telephone Number:
                                 1-800-442-8299

                             Michael P. Malloy, Esq.
                                    Secretary
                           Drinker Biddle & Reath LLP
                                One Logan Square
                              18th & Cherry Streets
                           Philadelphia, PA 19103-6996
                     (Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box)

/X/    immediately upon filing pursuant to paragraph (b)
/ /    on _____________ pursuant to paragraph (b)
/ /    60 days after filing pursuant to paragraph (a)(i)
/ /    on _____________ pursuant to paragraph (a)(i)
/ /    75 days after filing pursuant to paragraph (a)(i)
/ /    on (date) pursuant to paragraph (a)(ii) of rule 485.

If appropriate, check the following box:

/ / this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

       Title of Securities Being Registered: Shares of Beneficial Interest

--------------------------------------------------------------------------------

                             THE GLENMEDE FUND, INC.
                             THE GLENMEDE PORTFOLIOS


                                   PROSPECTUS


                                February 27, 2004


                             MONEY MARKET PORTFOLIOS

                            Government Cash Portfolio
                            Tax-Exempt Cash Portfolio


                                 BOND PORTFOLIOS

                           Core Fixed Income Portfolio
                           Muni Intermediate Portfolio
                            New Jersey Muni Portfolio


                               INVESTMENT ADVISOR

                             Glenmede Advisers, Inc.


THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE PORTFOLIOS' SECURITIES OR DETERMINED IF THIS PROSPECTUS IS ACCURATE OR COMPLETE. IT IS A CRIMINAL OFFENSE TO STATE OTHERWISE.

                                TABLE OF CONTENTS


RISK/RETURN SUMMARY                                                            3

INVESTMENTS                                                                   16

PRICE OF PORTFOLIO SHARES                                                     21

PURCHASE OF SHARES                                                            21

REDEMPTION OF SHARES                                                          21

ADDITIONAL INFORMATION ON THE PURCHASE AND REDEMPTION
  OF SHARES OF THE PORTFOLIOS                                                 22

DIVIDENDS AND DISTRIBUTIONS                                                   22

TAXES                                                                         22

MANAGEMENT OF THE PORTFOLIOS                                                  24

GENERAL INFORMATION                                                           24

FINANCIAL HIGHLIGHTS                                                          25

                               RISK/RETURN SUMMARY

                             MONEY MARKET PORTFOLIOS


                                      INVESTMENT OBJECTIVE                      PRINCIPAL INVESTMENT STRATEGIES
GOVERNMENT CASH PORTFOLIO    Maximum current interest income consistent      The Portfolio invests primarily in
                             with the preservation of capital and            short-term securities issued by the
                             liquidity.                                      U.S. Treasury or U.S.
                                                                             Government-related agencies, and
                                                                             repurchase agreements secured by
                                                                             securities issued or sponsored by such
                                                                             entities.

TAX-EXEMPT CASH PORTFOLIO    Maximum current interest income exempt from     The Portfolio invests primarily in
                             Federal income taxes consistent with the        tax-exempt short-term, high quality
                             preservation of capital and liquidity.          municipal obligations, including, for
                                                                             example, project and demand notes,
                                                                             tax, revenue or bond anticipation
                                                                             notes, municipal bonds, variable rate
                                                                             demand notes and non-rated privately
                                                                             placed securities.

                                                                             The Government Cash and Tax-Exempt Cash
                                                                             Portfolios (the "Money Market
                                                                             Portfolios") invest in securities which
                                                                             Glenmede Advisers, Inc. (the "Advisor")
                                                                             believes present minimal credit risks
                                                                             at the time of purchase and which
                                                                             mature or provide for redemption within
                                                                             13 months from the date of purchase.
                                                                             The dollar-weighted average maturity of
                                                                             each Money Market Portfolio is expected
                                                                             to be 90 days or less.

                                 BOND PORTFOLIOS

                                IMPORTANT CONCEPT

               TOTAL RETURN consists of net income (dividend and interest income from portfolio securities, less expenses of the Portfolio) and capital gains and losses, both realized and unrealized, from portfolio securities.


                                      INVESTMENT OBJECTIVE                      PRINCIPAL INVESTMENT STRATEGIES
CORE FIXED INCOME PORTFOLIO  Maximum long-term total return consistent       The Portfolio invests primarily in
                             with reasonable risk to principal.              mortgage-backed and fixed income
                                                                             securities issued by the U.S. Treasury
                                                                             or U.S. Government-related agencies.
                                                                             The Portfolio may also invest in
                                                                             privately issued mortgage-backed
                                                                             securities, debt obligations of
                                                                             domestic and foreign companies and
                                                                             repurchase agreements collateralized
                                                                             by U.S. Government securities. It may
                                                                             also enter into reverse repurchase
                                                                             agreements.

                                                                             The Advisor purchases securities that
                                                                             it believes have potential for higher
                                                                             returns than other securities with
                                                                             similar characteristics and risk,
                                                                             considering factors such as maturity,
                                                                             coupon, credit and any prepayment
                                                                             options. The Advisor will generally
                                                                             sell a security for a number of
                                                                             reasons, including when the expected
                                                                             performance has been realized or to
                                                                             purchase another security with similar
                                                                             characteristics and risk but that the
                                                                             Advisor believes has a higher expected
                                                                             return. Such securities will be rated
                                                                             at least A by Standard & Poor's(R)
                                                                             Rating Group ("S&P(R)") or Moody's
                                                                             Investors Service, Inc. ("Moody's")
                                                                             and if unrated, determined to be of
                                                                             comparable quality at the time of
                                                                             purchase.

                                      INVESTMENT OBJECTIVE                      PRINCIPAL INVESTMENT STRATEGIES
MUNI INTERMEDIATE PORTFOLIO  As high a level of current income exempt        The Portfolio invests primarily in
                             from Federal income tax as is consistent        intermediate and long-term tax-exempt
                             with preservation of capital.                   obligations of the Commonwealth of
                                                                             Pennsylvania and its political
                                                                             subdivisions, agencies,
                                                                             instrumentalities and authorities.

NEW JERSEY MUNI PORTFOLIO    As high a level of current income exempt        The Portfolio invests primarily in
                             from Federal income tax as is consistent        intermediate and long-term tax-exempt
                             with preservation of capital.                   obligations of the State of New Jersey
                                                                             and its political subdivisions,
                                                                             agencies, instrumentalities and
                                                                             authorities.

                                                                             The Muni Intermediate and New Jersey
                                                                             Muni Portfolios (the "Muni
                                                                             Portfolios") purchase municipal
                                                                             obligations that the Advisor believes
                                                                             have the best value compared to
                                                                             securities of similar credit quality
                                                                             and maturity range. The Muni
                                                                             Portfolios generally sell municipal
                                                                             obligations for a number of reasons,
                                                                             including a change in credit quality,
                                                                             to extend maturity, to increase yield
                                                                             or to raise funds to cover redemptions.

                                                                             Each Muni Portfolio will invest in
                                                                             securities that are rated at the time
                                                                             of purchase within the three highest
                                                                             ratings assigned by Moody's
                                                                             (i.e., Aaa, Aa, A) or S&P (AAA, AA, A)
                                                                             in the case of bonds, or rated SP-1 or
                                                                             higher by S&P or MIG-2 or higher by
                                                                             Moody's in the case of notes. Each
                                                                             Muni Portfolio may invest in unrated
                                                                             securities if they are determined to
                                                                             be of comparable quality at the time
                                                                             of purchase.

                                                                             The Core Fixed Income and Muni
                                                                             Portfolios (the "Bond Portfolios")
                                                                             expect to maintain a dollar-weighted
                                                                             average maturity of 3 to 10 years.

PRINCIPAL RISKS OF INVESTING


  ALL PORTFOLIOS                     The strategy that the Advisor uses may fail to produce the intended result.

                                     An investment in a Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

  ALL BOND PORTFOLIOS                The value of fixed income securities tends to fluctuate with changes in interest rates. Generally, their value will decrease when interest rates rise and increase when interest rates fall. Fixed income securities are also subject to the risk that an issuer will be unable to make principal and interest payments when due. Therefore, you could lose money by investing in the
                                     Bond Portfolios.

                                     Fixed income securities with longer maturities are more susceptible to interest rate fluctuations than those with shorter maturities. Therefore, the risk of interest rate fluctuation is greater to the extent that the Bond
                                     Portfolios invest in long-term securities.

  GOVERNMENT CASH PORTFOLIO          The Government Cash and Core Fixed Income Portfolios may invest in obligations
  CORE FIXED INCOME PORTFOLIO        issued or guaranteed by the U.S. Government, its agencies or instrumentalities. Direct obligations of the U.S. Government such as Treasury bills, notes and bonds are supported by its full faith and credit. Indirect obligations issued by federal agencies and government-sponsored entities generally are not backed by the full faith and credit of the U.S. Treasury.
                                     Accordingly, while U.S. Government agencies and instrumentalities may be charted or sponsored by Acts of Congress, their securities are neither issued nor guaranteed by the U.S. Treasury. Some of these indirect obligations may be supported by the right of the issuer to borrow from the Treasury; others are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others are supported only by the credit of the instrumentality.

  CORE FIXED INCOME PORTFOLIO        The Core Fixed Income Portfolio may make loans through collateralized repurchase agreements. It may also borrow money through reverse repurchase agreements. Although loans made by the Portfolio are collateralized with the borrower's securities, the Portfolio could suffer a loss if the borrower defaults on its obligation to buy the securities back under the terms of the repurchase agreement.

                                     The Core Fixed Income Portfolio is subject to prepayment risk. Prepayment risk is the risk that a debt security may be paid off and the proceeds returned to the Portfolio earlier than anticipated. Depending on market conditions, proceeds may be reinvested at lower interest rates.

  MUNI PORTFOLIOS                    The Muni Intermediate Portfolio and New Jersey Muni Portfolio are subject to additional risks. Because the Muni Intermediate Portfolio invests primarily in
                                     Pennsylvania municipal obligations and the New Jersey Muni Portfolio invests primarily in New Jersey municipal obligations, they are classified as non-diversified. This means that each Muni Portfolio may invest a greater percentage of its assets in a particular issuer, and that a Portfolio's performance will be dependent upon a smaller category of securities than is a diversified portfolio. Accordingly, each Muni Portfolio may experience greater fluctuations in net asset value and may have greater risk of loss.

                                     The Muni Intermediate Portfolio and the New Jersey Muni Portfolio are each especially susceptible to the economic, political and regulatory events that affect Pennsylvania and New Jersey, respectively.

                                     Each of the Muni Portfolios is subject to call risk. Call risk is the risk that changes in interest rates may cause certain municipal securities to be paid off much sooner or later than expected, which could adversely affect a
                                     Portfolio's value.

  ALL MONEY MARKET PORTFOLIOS        Although the Money Market Portfolios invest in money market instruments which the Advisor believes present minimal credit risks at the time of purchase, there is a risk that an issuer may not be able to make principal and interest payments when due. Although the Money Market Portfolios seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Money Market Portfolios.

                                     The Government Cash Portfolio may make loans through collateralized repurchase agreements. Although loans made by the Portfolio are collateralized with the borrower's securities, the Portfolio could suffer a loss if the borrower defaults on its obligation to buy the securities back under the terms of the repurchase agreement.

WHO MAY WANT TO INVEST IN THE        The Bond Portfolios may be appropriate for you if you seek a regular stream of
  BOND PORTFOLIOS                    income with higher potential returns than money market funds and if you are also willing to accept more risk.

  MONEY MARKET PORTFOLIOS            The Money Market Portfolios may be appropriate for you if you seek monthly income with minimal risk to principal. The Money Market Portfolios are NOT appropriate for you if you are seeking a high level of monthly income or long-term total return.

BAR CHARTS AND PERFORMANCE TABLES    The bar charts and tables below, which show the Portfolios' annual total returns and long-term performance, provide some indication of the risks of investing in the Portfolios. The bar charts and performance tables assume reinvestment of dividends and distributions. The Portfolios' past performance, before and after-taxes, does not necessarily indicate how they will perform in the future.

     The bar charts show how the performance of the Portfolios has varied from year to year.

[CHART]

                            GOVERNMENT CASH PORTFOLIO

1994    4.19%
1995    5.92%
1996    5.40%
1997    5.58%
1998    5.51%
1999    5.07%
2000    6.36%
2001    4.15%
2002    1.76%
2003    1.08%


     During the periods shown in the bar chart, the highest quarterly return was 1.65% (for the quarter ended December 31, 2000) and the lowest quarterly return was 0.24% (for the quarter ended December 31, 2003).


[CHART]

                            TAX-EXEMPT CASH PORTFOLIO

1994    2.70%
1995    3.83%
1996    3.33%
1997    3.51%
1998    3.30%
1999    3.11%
2000    3.96%
2001    2.48%
2002    1.22%
2003    0.84%


     During the periods shown in the bar chart, the highest quarterly return was 1.05% (for the quarter ended June 30, 2000) and the lowest quarterly return was 0.17% (for the quarter ended September 30, 2003).

[CHART]

                           CORE FIXED INCOME PORTFOLIO

1994    (2.35%)
1995    14.45%
1996     3.88%
1997     9.68%
1998     9.08%
1999    (0.64%)
2000    10.75%
2001     8.06%
2002    10.58%
2003     2.62%


     During the periods shown in the bar chart, the highest quarterly return was 5.18% (for the quarter ended September 30, 2002) and the lowest quarterly return was (2.54)% (for the quarter ended March 31, 1994).


[CHART]

                           MUNI INTERMEDIATE PORTFOLIO

1994    (4.44%)
1995    13.69%
1996     4.36%
1997     7.15%
1998     5.57%
1999     0.86%
2000     7.23%
2001     5.01%
2002     8.74%
2003     3.87%


     During the periods shown in the bar chart, the highest quarterly return was 6.22% (for the quarter ended March 31, 1995) and the lowest quarterly return was (3.39)% (for the quarter ended March 31, 1994).

[CHART]

                            NEW JERSEY MUNI PORTFOLIO

1994    (5.44%)
1995    15.03%
1996     4.13%
1997     7.00%
1998     5.67%
1999    (0.16%)
2000     7.95%
2001     5.45%
2002     8.71%
2003     3.37%


     During the periods shown in the bar chart, the highest quarterly return was 6.10% (for the quarter ended March 31, 1995) and the lowest quarterly return was (4.17)% (for the quarter ended March 31, 1994).

       THE PORTFOLIOS' AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED
                                DECEMBER 31, 2003

     The tables show how each Portfolio's average annual total returns for one, five and ten years compare to those of selected market indices.

     After-tax returns for the Core Fixed Income, Muni Intermediate and New Jersey Muni Portfolios are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. After-tax returns are not provided for the Government Cash and Tax-Exempt Cash Portfolios. After-tax returns are not relevant to investors who hold their Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

                             MONEY MARKET PORTFOLIOS

- iMoneyNet's Government All Average is comprised of money market funds investing in U.S. treasury securities and government agency obligations.

- iMoneyNet's National Retail Tax-Free Average(TM) is comprised of money market funds investing in fixed-income securities issued by state and local governments. Generally, interest payments on securities qualify for exemption from Federal income taxes. Funds may also own municipal securities subject to the alternative minimum tax.

It is not possible to invest directly in an index.


                                                  PAST 1    PAST 5    PAST 10
                                                   YEAR      YEARS     YEARS
-----------------------------------------------------------------------------
GOVERNMENT CASH PORTFOLIO                           1.08%     3.67%      4.49%

iMoneyNet's Government All Average                  0.63%     3.17%      3.99%



7 Day Yield as of December 31, 2003: 0.95%



                                                  PAST 1    PAST 5    PAST 10
                                                   YEAR      YEARS     YEARS
-----------------------------------------------------------------------------
TAX-EXEMPT CASH PORTFOLIO                           0.84%     2.32%      2.82%

iMoneyNet's National Retail Tax-Free Average(TM)    0.45%     1.91%      2.40%



7 Day Yield as of December 31, 2003:  1.05%

                                 BOND PORTFOLIOS

- The Lehman Brothers(R) Aggregate Bond Index is an unmanaged index made up of the Lehman Brothers Government/Credit Bond Index, Mortgage Backed Securities Index, and Asset Backed Securities Index.

- The Lipper(SM) Intermediate U.S. Government Fund Index is comprised of the 30 largest funds in the Lipper Intermediate U.S. Government Fund classification. This classification consists of funds that invest at least 65% of their assets in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities with dollar-weighted average maturities of 5 to 10 years.

- The Lehman Brothers Municipal 5-Year Bond Index is an unmanaged total return performance benchmark for the short-intermediate, investment-grade tax-exempt bond market.


- The Lipper Intermediate Municipal Debt Fund Index is comprised of the 30 largest funds in the Lipper Intermediate Municipal Debt Fund classification. The classification consists of funds that invest in municipal debt issues with dollar-weighted average maturities of 5 to 10 years.

- The Lehman Municipal 1-10 Year Blend Index is a composite index made up of several different broad sub-indices: The Lehman Municipal 1-Year Index; Lehman Municipal 3-Year Index; Lehman Municipal 5-Year Index; Lehman Municipal 7-Year Index; Lehman Municipal 10-Year Index. The total of all these indices represents all maturities between 1-10 Years.

It is not possible to invest directly in an index.



                                                  PAST 1    PAST 5    PAST 10
                                                   YEAR      YEARS     YEARS
-----------------------------------------------------------------------------
CORE FIXED INCOME PORTFOLIO

  Return Before Taxes                               2.62%     6.18%      6.48%

  Return After Taxes on Distributions               1.09%     3.89%      3.98%

  Return After Taxes on Distributions and Sale
  of Fund Shares                                    1.70%     3.82%      3.93%

Lehman Brothers Aggregate Bond Index(1)             4.10%     6.62%      6.95%

Lipper Intermediate U.S. Government Fund
Index(1)                                            2.18%     5.80%      5.96%



(1) Reflects no deduction for fees, expenses or taxes.



                                                  PAST 1    PAST 5    PAST 10
                                                   YEAR      YEARS     YEARS
-----------------------------------------------------------------------------
MUNI INTERMEDIATE PORTFOLIO

  Return Before Taxes                               3.87%     5.11%      5.11%

  Return After Taxes on Distributions               3.87%     5.11%      5.11%

  Return After Taxes on Distributions and Sale
  of Fund Shares                                    3.94%     5.04%      5.07%

Lehman Brothers Municipal 5-Year Bond Index(1)      4.19%     5.49%      5.39%

Lipper Intermediate Municipal Debt Fund
Index(1)                                            4.36%     4.90%      5.01%

Lehman Municipal 1-10 Year Blend Index              4.35%     5.41%      5.50%



(1) Reflects no deduction for fees, expenses or taxes.

- The Lehman Brothers Municipal 5-Year Bond Index is an unmanaged total return performance benchmark for the short-intermediate, investment-grade tax-exempt bond market.

- The Lipper New Jersey Municipal Debt Fund Index is comprised of the 10 largest funds in the Lipper New Jersey Municipal Debt Fund classification. The classification consists of funds that invest only in securities that are exempt from taxation in New Jersey or cities in New Jersey.

- The Lehman Municipal 1-10 Year Blend Index is a composite index made up of several different broad sub-indices: The Lehman Municipal 1-Year Index; Lehman Municipal 3-Year Index; Lehman Municipal 5-Year Index; Lehman Municipal 7-Year Index; Lehman Municipal 10-Year Index. The total of all these indices represents all maturities between 1-10 Years.


It is not possible to invest directly in an index.


                                                  PAST 1    PAST 5    PAST 10
                                                   YEAR      YEARS     YEARS
-----------------------------------------------------------------------------
NEW JERSEY MUNI
PORTFOLIO

  Return Before Taxes                               3.37%     5.01%      5.04%

  Return After Taxes on Distributions               3.36%     5.00%      5.04%

  Return After Taxes on Distributions and Sale
  of Fund Shares                                    3.69%     4.92%      4.95%

Lehman Brothers Municipal 5-Year Bond Index(1)      4.19%     5.49%      5.39%

Lipper New Jersey Municipal Debt Fund Index(1)      4.94%     4.80%      5.06%

Lehman Municipal 1-10 Year Blend Index              4.35%     5.41%      5.50%


(1) Reflects no deduction for fees, expenses or taxes.

FEES AND EXPENSES OF THE PORTFOLIOS

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolios.


                                       MONEY MARKET PORTFOLIOS                BOND PORTFOLIOS
                                       -----------------------    ---------------------------------------
                                       GOVERNMENT   TAX-EXEMPT    CORE FIXED        MUNI       NEW JERSEY
                                         CASH          CASH         INCOME      INTERMEDIATE      MUNI
                                       PORTFOLIO     PORTFOLIO    PORTFOLIO      PORTFOLIO     PORTFOLIO
                                       ----------   ----------    ----------    ------------   ----------
SHAREHOLDER FEES (fees paid
 directly from your investment)
Maximum Account Fee
 (annual percentage of assets under
 management)*                                1.00%        1.00%         1.00%           1.00%        1.00%
ANNUAL PORTFOLIO OPERATING EXPENSES
 (expenses that are deducted
 from Portfolio assets)
Management Fees**                             .10%         .10%          .30%            .30%         .30%
 Fee Waiver**                                (.10%)       (.10%)        (.30%)          (.30%)       (.30%)
Other Expenses***                             .18%         .19%          .19%            .30%         .30%
                                       ----------   ----------    ----------    ------------   ----------
Total Annual Portfolio
 Operating Expenses                           .18%         .19%          .19%            .30%         .30%
                                       ==========   ==========    ==========    ============   ==========


----------

* The "Maximum Account Fee" in the above table is the current maximum annual fee that The Glenmede Trust Company, N.A. ("Glenmede Trust") or its affiliated companies ("Affiliates") would charge its clients directly for fiduciary, trust and/or advisory services (e.g., personal trust, estate, advisory, tax and custodian services). The actual annual fees charged by Glenmede Trust and Affiliates for such services vary depending on a number of factors, including the particular services provided to the client, but are generally lower than 1% of the client's assets under management. Investors may also have to pay various fees to others to become shareholders of the Portfolios. See "Purchase of Shares."
** The Portfolios described in this prospectus do not pay any advisory fees to the Advisor or its Affiliates. The "Management Fee" in the above table represents the amount that the Advisor currently believes it would charge for providing similar portfolio management services to other similar mutual fund portfolios. This amount is offset by a "Fee Waiver" in the above table because the Advisor does not charge any advisory fees to the Portfolios.
*** "Other Expenses" for the Portfolios includes costs of administration, custody, accounting services, and similar expenses. "Other Expenses" also includes shareholder servicing fees of 0.10% of average daily net assets payable by the Government Cash, Tax-Exempt Cash and Core Fixed Income Portfolios and 0.15% of average daily net assets payable by the Muni Intermediate and New Jersey Muni Portfolios. "Other Expenses" have been restated to reflect an increase in shareholder servicing fees payable by the Portfolios. Effective January 1, 2004, the shareholder servicing fees payable by the Government Cash, Tax-Exempt Cash and Core Fixed Income Portfolios increased from 0.05% to 0.10% of average daily net assets, and the shareholder servicing fees payable by the Muni Intermediate and New Jersey Muni Portfolios increased from 0.05% to 0.15% of average daily net assets.

EXAMPLE


This Example is intended to help you compare the cost of investing in the Portfolios with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Portfolios for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolios' operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                       MONEY MARKET PORTFOLIOS                BOND PORTFOLIOS
                                       -----------------------    ---------------------------------------
                                       GOVERNMENT   TAX-EXEMPT    CORE FIXED         MUNI      NEW JERSEY
                                          CASH         CASH         INCOME      INTERMEDIATE      MUNI
                                       PORTFOLIO    PORTFOLIO     PORTFOLIO       PORTFOLIO    PORTFOLIO
                                       ----------   ----------    ----------    ------------   ----------
            One Year                   $       18   $       19    $       19    $         31   $       31
            Three Years                $       58   $       61    $       61    $         97   $       97
            Five Years                 $      101   $      107    $      107    $        169   $      169
            Ten Years                  $      230   $      243    $      243    $        381   $      381

                                   INVESTMENTS

OBJECTIVE AND PRINCIPAL STRATEGIES

     To help you decide which Portfolio is appropriate for you, this section looks more closely at the Portfolios' investment objectives and policies. You should carefully consider your own investment goals, time horizon and risk tolerance before investing in a Portfolio.

     The investment objectives of the Government Cash, Tax-Exempt Cash and Core Fixed Income Portfolios may be changed by the Board members of The Glenmede Fund, Inc. without shareholder approval. The investment objectives of the Muni Intermediate and New Jersey Muni Portfolios may be changed by the Board members of The Glenmede Portfolios without shareholder approval.

MONEY MARKET PORTFOLIOS

GOVERNMENT CASH PORTFOLIO

     The investment objective of the Government Cash Portfolio is to provide maximum current interest income consistent with the preservation of capital and liquidity.

     Under normal circumstances, the Government Cash Portfolio invests at least 80% of its net assets (including borrowings for investment purposes) in short-term securities issued by the U.S. Treasury, U.S. Government agencies, or other agencies or instrumentalities sponsored by the U.S. Government, and enters into repurchase agreements secured by securities issued or sponsored by such entities.

TAX-EXEMPT CASH PORTFOLIO

     The investment objective of the Tax-Exempt Cash Portfolio is to provide maximum current interest income exempt from Federal income taxes consistent with the preservation of capital and liquidity.

     The Tax-Exempt Cash Portfolio invests primarily in short-term, high quality municipal obligations. Municipal obligations may include the following: project notes, demand notes, short-term municipal obligations (including tax anticipation notes, revenue anticipation notes, bond anticipation notes, tax and revenue anticipation notes, construction loan notes, and short-term discount notes), municipal bonds, variable rate demand notes, and non-rated tax-exempt, privately placed securities. Under normal circumstances, the Portfolio will invest at least 80% of its net assets (including borrowings for investment purposes) in municipal obligations that pay interest that is exempt from regular Federal income tax and Federal alternative minimum tax. This investment policy cannot be changed without the approval of the Portfolio's shareholders. The Portfolio will use its best efforts to avoid investing any of its assets in municipal obligations which pay interest that may be subject to Federal alternative minimum tax.

INVESTMENT DURATION AND QUALITY

     Each Money Market Portfolio will invest in securities maturing within 13 months from the date of purchase. While this limitation also applies to each Money Market Portfolio's investments in repurchase agreements, securities collateralizing those repurchase agreements may bear maturities exceeding 13 months. Each Money Market Portfolio may also purchase bonds with longer final maturities if, pursuant to a demand feature, they provide for redemption within 13 months from the date of purchase. Each Money Market Portfolio's dollar-weighted average maturity is expected to be 90 days or less.

     The Money Market Portfolios may invest only in securities which the Advisor believes present minimal credit risk at the time of purchase. Eligible securities are: (i) securities rated in the two highest rating categories of a nationally recognized statistical rating organization. If they are rated by more than one such rating agency, at least one other rating agency must rate them in one of its two highest categories; and (ii) unrated securities determined to be of comparable quality at the time of purchase.

BOND PORTFOLIOS

CORE FIXED INCOME PORTFOLIO

     The investment objective of the Core Fixed Income Portfolio is to provide maximum long-term total return consistent with reasonable risk to principal.

     Under normal circumstances, at least 80% of the Portfolio's net assets (including borrowings for investment purposes) will be invested in fixed income securities.

     The Portfolio invests primarily in mortgage-backed securities and fixed income securities issued by the U.S. Treasury, U.S. Government agencies, or other agencies or instrumentalities sponsored by the U.S. Government (collectively, "U.S. Government Securities"). The Portfolio may also invest in privately issued mortgage-backed securities and debt obligations of domestic and foreign companies. The Portfolio expects to achieve consistent results over the long term. The dollar-weighted average maturity of the Portfolio is expected to be between three and ten years. Under normal circumstances, at least 65% of the Portfolio's net assets (including borrowings for investment purposes) will be invested in U.S. Government Securities and repurchase agreements collateralized by U.S. Government Securities. The Portfolio may, from time to time, take a temporary defensive position that is inconsistent with its principal investment strategy in response to adverse market, economic, political or other conditions. Such investments may include, for example, cash and short-term debt instruments which meet the Portfolio's quality criteria. A defensive position, taken at the wrong time, would have an adverse impact on the Portfolio's performance. To the extent the Portfolio employs a temporary defensive investment strategy, it may not achieve its investment objective. The net asset value of the Portfolio will fluctuate.

     The Advisor purchases securities that it believes have potential for higher returns than other securities with similar characteristics and risk, considering factors such as maturity, coupon, credit and any prepayment options. The Advisor will generally sell a security for a number of reasons, including when the expected performance has been realized or to purchase another security with similar characteristics and risk but that the Advisor believes has a higher expected return.

     The Portfolio may actively trade portfolio securities to achieve its principal investment strategies. A high rate of portfolio turnover involves correspondingly high transaction costs, which may adversely affect the Portfolio's performance. High portfolio turnover may also result in the realization of short-term capital gains. Distributions derived from such gains will be treated as ordinary income for federal income tax purposes.

MUNI INTERMEDIATE PORTFOLIO AND NEW JERSEY MUNI PORTFOLIO

     The investment objective of the Muni Intermediate and New Jersey Muni Portfolios is to seek as high a level of current income exempt from Federal income tax as is consistent with preservation of capital.

     The Muni Intermediate Portfolio invests primarily in intermediate and long-term tax-exempt obligations of the Commonwealth of Pennsylvania and its political subdivisions, agencies and authorities.

     The New Jersey Muni Portfolio invests at least 80% of its net assets (including borrowings for investment purposes) in intermediate and long-term tax-exempt obligations of the State of New Jersey and its political subdivisions, agencies and authorities.

     Under normal market circumstances, the Muni Portfolios will invest at least 80% of their net assets (including borrowings for investment purposes) in intermediate and long-term municipal obligations, that pay interest that is exempt from regular Federal income tax, but may be subject to Federal alternative minimum tax. This investment policy cannot be changed without the approval of a Portfolio's shareholders. The Muni Portfolios may, from time to time, take temporary defensive positions that are inconsistent with their principal investment strategies in response to adverse market, economic, political, or other conditions. Such investments may include, for example, cash reserves and short-term instruments such as tax-exempt money market securities. A defensive position, taken at the wrong time, would have an adverse impact on the Portfolio's performance. To the extent a Muni Portfolio employs a temporary defensive investment strategy, it may not achieve its investment objective. The net asset value of the Muni Portfolios will fluctuate.

     The Muni Portfolios purchase municipal obligations that the Advisor believes have the best value compared to securities of similar credit quality and maturity range. The Muni Portfolios generally sell municipal obligations for a number of reasons, including a change in credit quality, to extend maturity, to increase yield or to raise funds to cover redemptions.

INVESTMENT DURATION AND QUALITY

     Each Bond Portfolio expects to maintain a dollar-weighted average maturity of 3 to 10 years.

     The Core Fixed Income Portfolio's investments in privately issued mortgage-backed obligations, debt obligations of domestic and foreign companies, and any other publicly or privately placed U.S. Government Securities will be rated at the time of purchase at least A by S&P or Moody's. The Portfolio may invest in unrated securities if they are determined to be of comparable quality at the time of purchase. If a portfolio security's rating is reduced to below the above levels, the Advisor will dispose of the security in an orderly fashion as soon as practicable.

     The Muni Portfolios will invest in securities that are rated at the time of purchase within the three highest ratings assigned by Moody's (i.e., Aaa, Aa, A) or S&P (AAA, AA, A) in the case of bonds, or rated SP-1 or higher by S&P or MIG-2 or higher by Moody's in the case of notes. Each Muni Portfolio may invest in unrated securities if they are determined to be of comparable quality at the time of purchase. If a portfolio security's rating is reduced to below the above levels, the Advisor will dispose of the security in an orderly fashion as soon as practicable.

RISKS

ALL BOND AND MONEY MARKET PORTFOLIOS

     The risks of investing in any of the Bond or Money Market Portfolios have been described above in the Risk/Return Summary. The following supplements that description.

INTEREST RATE RISKS

     Generally, a fixed-income security will increase in value when interest rates fall and decrease in value when interest rates rise. Longer-term securities are generally more sensitive to interest rate changes than shorter-term securities, but they usually offer higher yields to compensate investors for the greater risks.

     A Bond Portfolio's dollar-weighted average maturity is a measure of how the Portfolio will react to interest rate changes. The stated maturity of a bond is the date the issuer must repay the bond's entire principal value to an investor. A bond's term to maturity is the number of years remaining to maturity. A Bond Portfolio does not have a stated maturity, but it does have a dollar-weighted average maturity. This is calculated by averaging the terms to maturity of bonds held by a Portfolio, with each maturity "weighted" according to the percentage of net assets it represents.

CREDIT RISKS

     The risk that an issuer will be unable to make principal and interest payments when due is known as "credit risk." Although U.S. Government Securities are generally considered to be among the safest type of investment in terms of credit risk, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. Government agencies, authorities, instrumentalities or sponsored enterprises, such as the Government National Mortgage Association ("GNMA"), are backed by the full faith and credit of the U.S. Treasury, while obligations by others, such as Federal National Mortgage Association ("FNMA"), Federal Home Loan Mortgage Corporation ("Freddie Mac") and Federal Home Loan Banks ("FHLBs"), are backed solely by the ability of the entity to borrow from the U.S. Treasury or by the entity's own resources. No assurance can be given that the U.S. Government would provide financial support to U.S. Government agencies, authorities, instrumentalities or sponsored enterprises if it is not obliged to do so by law.

     Municipal obligations generally rank between U.S. Government Securities and corporate debt securities in terms of credit safety. Corporate debt securities, particularly those rated below investment grade, may present the highest credit risk.

     Ratings published by Rating Agencies are widely accepted measures of credit risk. The lower a bond issue is rated by an agency, the more credit risk it is considered to represent. Lower-rated bonds generally pay higher yields to compensate investors for the greater risk.

MORTGAGE-BACKED OBLIGATIONS

     The Core Fixed Income Portfolio may invest in mortgage-backed securities (including collateralized mortgage obligations) that represent pools of mortgage loans assembled for sale to investors by various government-related organizations. These organizations include the Government National Mortgage Association (whose obligations are guaranteed by the U.S. Government), and the Federal National Mortgage Association and Federal Home Loan Mortgage Corporation (whose obligations are not guaranteed by the U.S. Government). Mortgage-backed securities provide a monthly payment consisting of interest and principal payments. Additional payments may be made out of unscheduled repayments of principal resulting from the sale of the underlying residential property, refinancing or foreclosure. When interest rates are declining, prepayments of principal on mortgage-backed securities may tend to increase due to refinancing of mortgages. Any premium paid by the Portfolio on purchases of mortgage-backed securities may be lost if an underlying mortgage is prepaid. The yield of the Portfolio may be affected when it reinvests prepayments it receives.

     The Core Fixed Income Portfolio may purchase mortgage-backed securities in a "to be announced" (TBA) transaction, which is a form of "when issued" or "delayed settlement" security. No payment or delivery is made by the Portfolio in a "when issued", "delayed settlement" or "forward delivery" transaction until the Portfolio receives payment or delivery from the other party to the transaction. Although the Portfolio receives no income from the above-described securities prior to delivery, the market value of such securities is still subject to change. Consequently, the value of such securities may be less than their purchase price, presenting a possible loss of asset value. These transactions also involve the risk that the counterparty may fail to deliver the securities or cash on the settlement date. The Portfolio expects that the commitments to purchase "when issued", "delayed settlement" or "forward delivery" securities will not exceed 30% of the value of its total assets absent unusual market circumstances. The Portfolio does not intend to purchase securities on a "when issued", "delayed settlement" or "forward delivery" basis for speculative purposes.

DEBT OBLIGATIONS

     Debt obligations of domestic and foreign companies may include a broad range of fixed and variable rate bonds, debentures and notes. The Core Fixed Income Portfolio's shares are subject to the risk of market value fluctuations. The market value of securities held by the Portfolio is expected to vary according to factors such as changes in interest rates and changes in the average weighted maturity of the Portfolio.

MUNICIPAL REVENUE OBLIGATIONS

     The Tax-Exempt Cash, Muni Intermediate and New Jersey Muni Portfolios may each invest 25% or more of its net assets in municipal obligations, which pay interest and principal from revenues of similar projects. The Tax-Exempt Cash, Muni Intermediate and New Jersey Muni Portfolios may each also invest up to 20% of its total assets in taxable investments including private activity bonds. Such investments involve risks presented by the laws and economic conditions relating to such projects and bonds. These securities do not carry the general obligation of the issuer and are not backed by taxing power.

     In many cases, the Internal Revenue Service has not ruled on whether the interest received on a municipal obligation is tax-exempt. The Portfolios and the Advisor rely on the opinion of bond counsel to the issuers at the time of issuance and will not review the bases for them.

     The Muni Intermediate and New Jersey Muni Portfolios invest primarily in Pennsylvania and New Jersey Municipal Obligations, respectively. If Pennsylvania or New Jersey or any of their political subdivisions, agencies, instrumentalities and authorities were to suffer serious financial difficulties that might jeopardize the ability to pay their obligations, the value of the affected Portfolio could be adversely affected.

REPURCHASE AGREEMENTS

     The Government Cash and Core Fixed Income Portfolios may enter into collateralized repurchase agreements with qualified brokers, dealers, banks and other financial institutions deemed creditworthy by the Advisor. Such agreements can be entered into for periods of one day or for a fixed term.

     In a repurchase agreement, a Portfolio purchases a security and simultaneously commits to resell that security at a future date to the seller (a qualified bank or securities dealer) at an agreed upon price plus an agreed upon market rate of interest (itself unrelated to the coupon rate or date of maturity of the purchased security). The seller under a repurchase agreement will be required to maintain the value of the securities which are subject to the agreement and held by a Portfolio at not less than the agreed upon repurchase price. If the seller defaults on its repurchase obligation, the Portfolio holding such obligation suffers a loss to the extent that the proceeds from a sale of the underlying securities (including accrued interest) is less than the repurchase price (including accrued interest) under the agreement. In the event that such a defaulting seller files for bankruptcy or becomes insolvent, disposition of such securities by the Portfolio might be delayed pending court action.

REVERSE REPURCHASE AGREEMENTS

     The Core Fixed Income Portfolio may enter into an agreement to sell a security and simultaneously commit to repurchase that security at a future date from the buyer. In effect, the Portfolio is temporarily borrowing funds at an agreed upon interest rate from the purchaser of the security.

     The Portfolio's investment of the proceeds of a reverse repurchase agreement is the speculative factor known as leverage. The Portfolio may enter into a reverse repurchase agreement only if the interest income from investment of the proceeds is greater than the interest expense of the transaction and the proceeds are invested for a period no longer than the term of the agreement. The Portfolio will maintain liquid securities at least equal to the value of its purchase obligations under these agreements. The Advisor will consider the creditworthiness of the other party in determining whether the Portfolio will enter into a reverse repurchase agreement.

     The Portfolio is permitted to invest up to one-third of its total assets in reverse repurchase agreements and securities lending transactions combined.

     The use of reverse repurchase agreements involves certain risks. For example, the securities acquired by the Portfolio with the proceeds of such an agreement may decline in value and the market value of the securities sold by the Portfolio may decline below the repurchase price. Neither eventuality affects the Portfolio's responsibility to complete the transaction at full value. The Portfolio will invest the proceeds of reverse repurchase agreements in overnight repurchase agreements.

SELECTION OF INVESTMENTS

     The Advisor evaluates the rewards and risks presented by all securities purchased by the Portfolios and how they may advance the Portfolios' investment objective. It is possible, however, that these evaluations will prove to be inaccurate.

OTHER TYPES OF INVESTMENTS

     This Prospectus describes each Portfolio's principal investment strategies, and the particular types of securities which each Portfolio may select for investment. Each Portfolio may make other types of investments and pursue other investment strategies in support of its overall investment goal. These supplemental investment strategies--and the risks involved--are described in the Statement of Additional Information, which is referred to on the Back Cover of this Prospectus.

                            PRICE OF PORTFOLIO SHARES

     The price of shares issued by each Portfolio is based on its net asset value ("NAV"). The NAV per share of each Money Market Portfolio is determined as of 12:00 noon (Eastern time) on each day that the New York Stock Exchange (the "Exchange") is open for business (a "Business Day"). The NAV per share of the Core Fixed Income, Muni Intermediate and New Jersey Muni Portfolios is determined as of the close of regular trading hours of the Exchange on each Business Day, currently 4:00 p.m. (Eastern time). The time at which shares are priced may be changed in case of an emergency or if regular trading on the Exchange is stopped at a time other than 4:00 p.m. (Eastern time). In addition, the Portfolios may determine to price their shares on weekdays that the Exchange is temporarily closed due to emergency circumstances.

GOVERNMENT CASH AND TAX-EXEMPT CASH PORTFOLIOS

     For the purpose of calculating each Money Market Portfolio's NAV per share, securities are valued at "amortized cost."

BOND PORTFOLIOS

     Marketable fixed income securities generally are priced at market value and debt securities with remaining maturities of 60 days or less generally are valued at "amortized cost." When market quotations are not readily available or when events occur that make established valuation methods unreliable, each Bond Portfolio's investments are valued at fair value as determined in good faith using methods determined by the Board of Directors or the Board of Trustees.

                               PURCHASE OF SHARES

     Shares of each Portfolio are sold without a sales commission on a continuous basis to Glenmede Trust acting on behalf of its clients or the clients of its Affiliates ("Clients") and to other institutions, including brokers acting on behalf of their clients (the "Institutions"), at the NAV per share next determined after receipt, in proper order, of the purchase order by the transfer agent. We consider orders to be in "proper order" when all required documents are properly completed, signed and received. The minimum initial investment for each Portfolio is $25,000; the minimum for subsequent investments for each Portfolio is $1,000. The minimum initial and subsequent investment requirements may be reduced or waived from time to time. Beneficial ownership of shares will be reflected on books maintained by Glenmede Trust or the Institutions. Glenmede Trust has informed The Glenmede Fund, Inc. and The Glenmede Portfolios (the "Funds") that it and its Affiliates' minimum and subsequent investment requirements for their Clients' investments in the Portfolios are the same as those for the Funds. Other Institutions may have such requirements. If you wish to purchase shares in the Funds, you should contact the Glenmede Trust by telephone or facsimile or contact your Institution.

     Your Institution may charge you for purchasing or selling shares of the Portfolios. There is no transaction charge for shares purchased directly from the Portfolios through Glenmede Trust.

     Shares purchased in the Money Market Portfolios before 12:00 noon (Eastern time) begin earning dividends on the same business day provided Federal funds are available to the particular Portfolio before 12:00 noon (Eastern time) that day.

     Purchases of a Portfolio's shares will be made in full and fractional shares calculated to three decimal places. In the interest of economy and convenience, certificates for shares will not be issued except upon your written request. Certificates for fractional shares, however, will not be issued.

                              REDEMPTION OF SHARES

     You may redeem shares of each Portfolio at any time, without cost, at the NAV per share next determined after the transfer agent receives your redemption order. Generally, a properly signed written order is all that is required. If you wish to redeem your shares, you should contact Glenmede Trust by telephone or facsimile or contact your Institution.

     You will ordinarily be paid your redemption proceeds within one business day, but in no event more than seven days, after the Funds' transfer agent receives your order in proper form. The Funds may suspend the right of redemption or postpone the date of payment under any emergency circumstances as determined by the Securities and Exchange Commission (the "SEC").

     Redemption proceeds are normally paid in cash, although the Funds have the right to limit each shareholder to cash redemptions of $250,000 or 1% of such Portfolio's NAV, whichever is less, within a 90-day period. Any additional redemption proceeds would be made in readily marketable securities.

              ADDITIONAL INFORMATION ON THE PURCHASE AND REDEMPTION
                           OF SHARES OF THE PORTFOLIOS

     The Funds may appoint one or more entities as their agent to receive purchase and redemption orders of shares of the Portfolios and cause these orders to be transmitted, on an aggregated basis, to the Funds' transfer agent. In these instances, orders are effected at the NAV per share next determined after receipt of that order by the entity, if the order is actually received by the transfer agent not later than the next business morning.

                           DIVIDENDS AND DISTRIBUTIONS

     The Portfolios have the following dividend and capital gains policies:

     (a) The Money Market Portfolios declare dividends daily and normally distribute substantially all of their net investment income to shareholders monthly.

     (b) The Core Fixed Income, Muni Intermediate and New Jersey Muni Portfolios normally distribute substantially all of their net investment income to shareholders monthly.

     The Portfolios normally distribute any realized net capital gains at least once a year.

                                      TAXES

FEDERAL TAXES


     TAXABLE PORTFOLIOS. Each Portfolio contemplates declaring as dividends each year all or substantially all of its net investment company taxable income, including its net capital gain (the excess of long-term capital gain over short-term capital loss). Distributions attributable to the net capital gain of a Portfolio will be taxable to you as long-term capital gain, regardless of how long you have held your shares. Other Portfolio distributions (other than exempt-interest dividends, discussed below) will generally be taxable as ordinary income. You will be subject to income tax on Portfolio distributions regardless of whether they are paid in cash or reinvested in additional shares. You will be notified annually of the tax status of distributions to you.


     The investment objectives of the Bond and Money Market Portfolios will generally cause their annual distributions to consist primarily of ordinary income.

     The one major exception to these tax principles is that distributions on, and sales, exchanges and redemptions of, shares held in an IRA (or other tax-qualified plan) will not be currently taxable.

     TAX-EXEMPT CASH, MUNI INTERMEDIATE AND NEW JERSEY MUNI PORTFOLIOS ("TAX-EXEMPT PORTFOLIOS"). Each Tax-Exempt Portfolio anticipates that substantially all of its distributions will be "exempt interest dividends," which are exempt from Federal income taxes. However, some distributions will be taxable, such as distributions that are derived from occasional taxable investments, and distributions of short and long-term capital gains.

     Interest on indebtedness you incur to purchase or carry shares of each Tax-Exempt Portfolio generally will not be deductible for Federal income tax purposes.

     A portion of the exempt-interest dividends paid by the Tax-Exempt Portfolios may constitute an item of tax preference for purposes of determining Federal alternative minimum tax liability. Exempt-interest dividends will also be considered along with other adjusted gross income in determining whether any Social Security or railroad retirement payments received by you are subject to Federal income taxes.

     If you receive an exempt-interest dividend with respect to any share and the share is held by you for six months or less, any loss on the sale or exchange of the share will be disallowed to the extent of such dividend amount.


     MISCELLANEOUS. If you purchase shares of the Core Fixed Income, Muni Intermediate and New Jersey Muni Portfolios just before a distribution, the purchase price will reflect the amount of the upcoming distribution, but you will be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of capital. This is known as "buying into a dividend."


     You will recognize taxable gain or loss on a sale, exchange or redemption of your shares of the Core Fixed Income, Muni Intermediate and New Jersey Muni Portfolios, including an exchange for shares of another Portfolio, based on the difference between your tax basis in the shares and the amount you receive for them. (To aid in computing your tax basis, you should retain your account statements for the periods during which you held shares.) Generally, this gain or loss will be long-term or short-term depending on whether your holding period for the shares exceeds 12 months, except that any loss realized on shares held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gain distributions that were received on the shares. Additionally, any loss realized on a sale or redemption of shares of a Portfolio may be disallowed under "wash sale" rules to the extent the shares disposed of are replaced with other shares of a Portfolio within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of a Portfolio. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired.

PENNSYLVANIA TAX CONSIDERATIONS

     Shareholders of the Muni Intermediate Portfolio will not be subject to Pennsylvania Personal Income Tax on distributions from the Portfolio attributable to interest income from Pennsylvania Municipal Obligations held by the Portfolio. The exemption from Pennsylvania Personal Income Tax also will extend to interest on obligations of the United States, its territories and certain of its agencies and instrumentalities (collectively, "Federal Securities"). In addition, shareholders of the Portfolio who are Philadelphia residents will not be subject to the Philadelphia School District Net Income Tax on distributions from the Portfolio attributable to interest income from Pennsylvania Municipal Obligations or Federal Securities.

     Distributions derived from investments other than Pennsylvania Municipal Obligations and Federal Securities and distributions from net realized capital gains will be subject to the Pennsylvania Personal Income Tax and the Philadelphia School District Tax, except that distributions attributable to capital gains on investments held by the Portfolio for more than six months are not subject to the Philadelphia School District Tax. Gain on the disposition of a share of the Muni Intermediate Portfolio will be subject to Pennsylvania Personal Income Tax and the School District Tax, except that gain realized with respect to a share held for more than six months is not subject to the School District Tax.

NEW JERSEY TAX CONSIDERATIONS

     It is anticipated that substantially all dividends paid by the New Jersey Muni Portfolio will not be subject to New Jersey personal income tax. In accordance with the provisions of New Jersey law, distributions paid by a "qualified investment fund" will not be subject to the New Jersey personal income tax to the extent that the distributions are attributable to income received as interest or gain from New Jersey Municipal Obligations, or as interest or gain from direct U.S. Government obligations. Distributions by a qualified investment fund that are attributable to most other sources will be subject to the New Jersey personal income tax. If the New Jersey Muni Portfolio qualifies as a qualified investment fund under New Jersey law, any gain on the redemption or sale of the Portfolio's shares will not be subject to the New Jersey personal income tax. To be classified as a qualified investment fund, at least 80% of the Portfolio's investment must consist of New Jersey Municipal Obligations or direct U.S. Government obligations; it must have no investments other than interest-bearing obligations, obligations issued at a discount, and cash and cash items (including receivables) and financial options, futures and forward contracts related to interest bearing obligations issued at a discount; and it must satisfy certain reporting obligations and provide certain information to its shareholders. Shares of the Portfolio are not subject to property taxation by New Jersey or its political subdivisions. To the extent that a shareholder is subject to state or local taxes outside New Jersey, dividends earned by an investment in the New Jersey Muni Portfolio may represent taxable income.

     The New Jersey personal income tax is not applicable to corporations. For all corporations subject to the New Jersey Corporation Business Tax, dividend and distributions from a "qualified investment fund" are included in the net income tax base for purposes of computing the Corporation Business Tax. Furthermore, any gain upon the redemption or sale of New Jersey Muni Portfolio shares by a corporate shareholder is also included in the net income tax base for purposes of computing the Corporation Business Tax.

  MORE INFORMATION ABOUT TAXES IS CONTAINED IN THE STATEMENT OF ADDITIONAL INFORMATION.

                          MANAGEMENT OF THE PORTFOLIOS

INVESTMENT ADVISOR

     Glenmede Advisers, Inc. with principal offices at One Liberty Place, 1650 Market Street, Suite 1200, Philadelphia, Pennsylvania 19103, serves as investment advisor to the Portfolios. The Advisor, a wholly-owned subsidiary of Glenmede Trust, became the investment advisor to the Portfolios on September 1, 2000. Prior thereto, investment advisory services were provided by Glenmede Trust. The Advisor assumed all rights and obligations of Glenmede Trust under the Portfolios' Investment Advisory Agreements, and Glenmede Trust guaranteed all obligations incurred by Advisor in connection with those agreements. At December 31, 2003, the Funds were the Advisor's only accounts.

     Under its Investment Advisory Agreements with the Funds, the Advisor, subject to the control and supervision of the particular Fund's Board and in conformance with the stated investment objective and policies of each Portfolio, manages the investment and reinvestment of the assets of each Portfolio. It is the responsibility of the Advisor to make investment decisions for the Portfolios and to place each Portfolio's purchase and sale orders.

     The Advisor does not receive any fee from the Funds for its investment services provided to the Portfolios. However, shareholders in the Funds who are clients of Glenmede Trust, or an Affiliate of Glenmede Trust, pay fees which vary, depending on the capacity in which Glenmede Trust or the Affiliate provides them with fiduciary and investment services (e.g., personal trust, estate settlement, advisory and custodian services). Shareholders in the Funds who are customers of other Institutions may pay fees to those Institutions.

     Mary Ann B. Wirts, First Vice President and Co-Managing Director of Investment Products Management of the Advisor, has been the portfolio manager primarily responsible for the management of the Tax-Exempt Cash Portfolio since that Portfolio commenced operations on November 7, 1988. Since November 1, 1996, Mrs. Wirts has also been the portfolio manager primarily responsible for the management of the Government Cash Portfolio. Mrs. Wirts has been employed by the Advisor and Glenmede Trust since 1982.

     Laura LaRosa, First Vice President of the Advisor, is the portfolio manager primarily responsible for the management of the Muni Intermediate and New Jersey Muni Portfolios. Ms. LaRosa has been primarily responsible for the management of those Portfolios since November 1994. Ms. LaRosa has been employed by the Advisor and Glenmede Trust as a portfolio manager since 1994. Prior to her employment with Glenmede Trust in 1994, Ms. LaRosa had been Vice President of Institutional Sales at Hopper Soliday, Philadelphia.

     Stephen J. Mahoney, First Vice President of the Advisor, is primarily responsible for the management of the Core Fixed Income Portfolio. Mr. Mahoney has been employed by the Advisor and Glenmede Trust as a portfolio manager since January 1999. Prior to his employment with Glenmede Trust in 1999, Mr. Mahoney had been a portfolio manager at 1838 Investment Advisors from 1997 to 1999, and a portfolio manager and senior fixed income trader at The Vanguard Group from 1995 to 1997.

                               GENERAL INFORMATION

     If you have any questions regarding the Portfolios contact the Funds at the address or telephone number stated on the back cover page.

                              FINANCIAL HIGHLIGHTS

     The financial highlights table is intended to help you understand the Portfolio's financial performance for the past 5 years. Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Portfolio's financial statements, are included in the Annual Report, which is available upon request.

                            GOVERNMENT CASH PORTFOLIO
                 (FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR)



                                                                        FOR THE YEARS ENDED OCTOBER 31,
                                                  ---------------------------------------------------------------------------
                                                      2003            2002           2001            2000            1999
                                                  -----------     -----------     -----------     -----------     -----------
Net asset value, beginning of year                $      1.00     $      1.00     $      1.00     $      1.00     $      1.00
                                                  -----------     -----------     -----------     -----------     -----------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income                                 0.011           0.019           0.048           0.060           0.049
  Distributions to shareholders from:
     Investment income                                 (0.011)         (0.019)         (0.048)         (0.060)         (0.049)
                                                  -----------     -----------     -----------     -----------     -----------
Net asset value, end of year                      $      1.00     $      1.00     $      1.00     $      1.00     $      1.00
                                                  ===========     ===========     ===========     ===========     ===========
Total return                                             1.15%           1.95%           4.86%           6.15%           5.00%
                                                  ===========     ===========     ===========     ===========     ===========
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)              $   450,167     $   533,034     $   421,509     $   413,742     $   405,907
  Ratio of operating expenses to
     average net assets                                  0.13%           0.13%           0.11%           0.11%           0.11%
  Ratio of net investment income
     to average net assets                               1.16%           1.91%           4.86%           5.96%           4.87%

                            TAX-EXEMPT CASH PORTFOLIO
                 (FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR)



                                                                        FOR THE YEARS ENDED OCTOBER 31,
                                                  ---------------------------------------------------------------------------
                                                      2003            2002           2001            2000            1999
                                                  -----------     -----------     -----------     -----------     -----------
Net asset value, beginning of year                $      1.00     $      1.00     $      1.00     $      1.00     $      1.00
                                                  -----------     -----------     -----------     -----------     -----------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income                                 0.009           0.012           0.029           0.038           0.030
  Distributions to shareholders from:
     Investment income                                 (0.009)         (0.012)         (0.029)         (0.038)         (0.030)
                                                  -----------     -----------     -----------     -----------     -----------
Net asset value, end of year                      $      1.00     $      1.00     $      1.00     $      1.00     $      1.00
                                                  ===========     ===========     ===========     ===========     ===========
Total return                                             0.88%           1.25%           2.95%           3.88%           3.02%
                                                  ===========     ===========     ===========     ===========     ===========
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)              $   596,630     $   607,069     $   541,881     $   437,134     $   350,032
  Ratio of operating expenses to
     average net assets                                  0.14%           0.14%           0.11%           0.12%           0.12%
  Ratio of net investment income
     to average net assets                               0.88%           1.24%           2.88%           3.82%           2.97%

                           CORE FIXED INCOME PORTFOLIO
                 (FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR)



                                                                        FOR THE YEARS ENDED OCTOBER 31,
                                                  ---------------------------------------------------------------------------
                                                      2003            2002           2001            2000            1999
                                                  -----------     -----------     -----------     -----------     -----------
Net asset value, beginning of year                $     10.98     $     10.88     $     10.08     $     10.16     $     10.70
                                                  -----------     -----------     -----------     -----------     -----------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income                                  0.44            0.54            0.65            0.69            0.63
  Net realized and unrealized gain (loss) on
     investments                                        (0.09)           0.10            0.82           (0.09)          (0.54)
                                                  -----------     -----------     -----------     -----------     -----------
Total from investment operations                         0.35            0.64            1.47            0.60            0.09
                                                  -----------     -----------     -----------     -----------     -----------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income                                 (0.48)          (0.54)          (0.67)          (0.68)          (0.63)
                                                  -----------     -----------     -----------     -----------     -----------
Total distributions                                     (0.48)          (0.54)          (0.67)          (0.68)          (0.63)
                                                  -----------     -----------     -----------     -----------     -----------
Net asset value, end of year                      $     10.85     $     10.98     $     10.88     $     10.08     $     10.16
                                                  ===========     ===========     ===========     ===========     ===========
Total return                                             3.26%           6.18%          15.09%           6.19%           0.91%
                                                  ===========     ===========     ===========     ===========     ===========
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)              $   192,410     $   188,298     $   178,811     $   174,092     $   230,684
  Ratio of operating expenses to
     average net assets(1)                               0.14%           0.14%           0.11%           0.14%           0.12%
  Ratio of gross expenses
     to average net assets                               0.14%           0.24%           0.63%           1.02%           0.55%
  Ratio of net investment income
     to average net assets                               4.08%           5.19%           6.19%           8.56%           6.08%
  Portfolio turnover rate                                 205%            191%            138%            234%            191%


----------

(1) Calculation does not include interest expense.

                           MUNI INTERMEDIATE PORTFOLIO
                 (FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR)



                                                                        FOR THE YEARS ENDED OCTOBER 31,
                                                  ---------------------------------------------------------------------------
                                                      2003            2002           2001            2000            1999
                                                  -----------     -----------     -----------     -----------     -----------
Net asset value, beginning of year                $     10.64     $     10.55     $     10.20     $     10.14     $     10.56
                                                  -----------     -----------     -----------     -----------     -----------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income                                  0.43            0.46            0.50            0.50            0.51
  Net realized and unrealized gain (loss) on
     investments                                         0.06            0.09            0.34            0.07           (0.42)
                                                  -----------     -----------     -----------     -----------     -----------
Total from investment operations                         0.49            0.55            0.84            0.57            0.09
                                                  -----------     -----------     -----------     -----------     -----------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income                                 (0.44)          (0.46)          (0.49)          (0.51)          (0.51)
                                                  -----------     -----------     -----------     -----------     -----------
Total distributions                                     (0.44)          (0.46)          (0.49)          (0.51)          (0.51)
                                                  -----------     -----------     -----------     -----------     -----------
Net asset value, end of year                      $     10.69     $     10.64     $     10.55     $     10.20     $     10.14
                                                  ===========     ===========     ===========     ===========     ===========
Total return                                             4.67%           5.41%           8.39%           5.77%           0.91%
                                                  ===========     ===========     ===========     ===========     ===========
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)              $    20,320     $    22,700     $    17,607     $    14,624     $    16,526
  Ratio of operating expenses to
     average net assets                                  0.20%           0.22%           0.27%           0.31%           0.20%
  Ratio of net investment income
     to average net assets                               4.03%           4.45%           4.78%           4.89%           4.90%
  Portfolio turnover rate                                  12%             29%             25%              6%              6%

                            NEW JERSEY MUNI PORTFOLIO
                 (FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR)



                                                                        FOR THE YEARS ENDED OCTOBER 31,
                                                  ---------------------------------------------------------------------------
                                                      2003            2002           2001            2000            1999
                                                  -----------     -----------     -----------     -----------     -----------
Net asset value, beginning of year                $     10.71     $     10.60     $     10.11     $     10.00     $     10.43
                                                  -----------     -----------     -----------     -----------     -----------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income                                  0.44            0.46            0.45            0.44            0.44
  Net realized and unrealized gain (loss) on
     investments                                         0.03            0.10            0.48            0.12           (0.43)
                                                  -----------     -----------     -----------     -----------     -----------
Total from investment operations                         0.47            0.56            0.93            0.56            0.01
                                                  -----------     -----------     -----------     -----------     -----------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income                                 (0.45)          (0.45)          (0.44)          (0.45)          (0.44)
                                                  -----------     -----------     -----------     -----------     -----------
Total distributions                                     (0.45)          (0.45)          (0.44)          (0.45)          (0.44)
                                                  -----------     -----------     -----------     -----------     -----------
Net asset value, end of year                      $     10.73     $     10.71     $     10.60     $     10.11     $     10.00
                                                  ===========     ===========     ===========     ===========     ===========
Total return                                             4.46%           5.40%           9.34%           5.77%           0.08%
                                                  ===========     ===========     ===========     ===========     ===========
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)              $    19,535     $    20,037     $    19,154     $    17,232     $    17,953
  Ratio of operating expenses to
     average net assets                                  0.20%           0.27%           0.27%           0.30%           0.24%
  Ratio of net investment income
     to average net assets                               4.09%           4.22%           4.33%           4.40%           4.34%
  Portfolio turnover rate                                   9%             36%             18%              9%             10%

WHERE TO FIND MORE INFORMATION

More Portfolio information is available to you upon request and without charge:

ANNUAL AND SEMI-ANNUAL REPORT

The Annual and Semi-Annual Reports provide additional information about the Portfolios' investments and performance. The Annual Report also contains a discussion of the market conditions and investment strategies that significantly affected the Portfolios' performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI includes additional information about the Portfolios' investment policies, organization and management. It is legally part of this prospectus (it is incorporated by reference).

You can get free copies of the Portfolios' Annual Report, Semi-Annual Report or SAI. You may also request other information about the Portfolios, and make inquiries.

Write to:

                    The Glenmede Fund/Portfolios
                    200 Clarendon Street, LEG13
                    Boston, MA 02116

By phone:

                    1-800-442-8299

Information about the Portfolios (including the Portfolios' SAI) can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information about the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. Reports and other information about the Portfolios are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, DC 20549-0102.

The Glenmede Fund, Inc. Investment Company Act File No. is 811-5577 The Glenmede Portfolios Investment Company Act File No. is 811-6578


The third party marks appearing above are the marks of their respective owners.

                             THE GLENMEDE FUND, INC.
                             THE GLENMEDE PORTFOLIOS
                                 (800) 442-8299

                       STATEMENT OF ADDITIONAL INFORMATION

                                FEBRUARY 27, 2004

     This Statement of Additional Information is not a prospectus but should be read in conjunction with The Glenmede Fund, Inc.'s ("Glenmede Fund") and The Glenmede Portfolios' ("Glenmede Portfolios" and, collectively with the Glenmede Fund, the "Funds") Prospectuses dated February 28, 2004, as amended or supplemented from time to time (the "Prospectuses"). No investment in shares of a Portfolio should be made without first reading the Prospectus of the Portfolio. This Statement of Additional Information is for the Government Cash, Tax-Exempt Cash, Core Fixed Income, International, Strategic Equity, Large Cap 100, Large Cap Growth, Small Cap Equity (Advisor Shares and Institutional Shares), Large Cap Value, Small Capitalization Growth, Muni Intermediate, New Jersey Muni and Institutional International Portfolios. This Statement of Additional Information is incorporated by reference in its entirety into each Prospectus. The Funds' audited financial statements and financial highlights appearing in the 2003 Annual Report to Shareholders are incorporated by reference into this Statement of Additional Information. A copy of the Funds' Prospectuses and Annual Report are available without charge, upon request, by calling the Funds at the above telephone number.

     Capitalized terms used in this Statement of Additional Information and not otherwise defined have the same meanings given to them in the Funds' Prospectuses.

                                TABLE OF CONTENTS


                                                                            PAGE
THE FUNDS                                                                      1
INVESTMENT STRATEGIES                                                          2
COMMON INVESTMENT POLICIES AND RISKS                                          10
PRICE OF PORTFOLIO SHARES                                                     17
PURCHASE OF SHARES                                                            19
REDEMPTION OF SHARES                                                          20
SHAREHOLDER SERVICES                                                          20
PORTFOLIO TURNOVER                                                            20
INVESTMENT LIMITATIONS                                                        20
MANAGEMENT OF THE FUNDS                                                       24
INVESTMENT ADVISORY AND OTHER SERVICES                                        30
PORTFOLIO TRANSACTIONS                                                        39
ADDITIONAL INFORMATION CONCERNING TAXES                                       41
PERFORMANCE CALCULATIONS                                                      49
GENERAL INFORMATION                                                           59
FINANCIAL STATEMENTS                                                          63
OTHER INFORMATION                                                             64
APPENDIX -- DESCRIPTION OF SECURITIES AND RATINGS                            A-1
APPENDIX - PROXY VOTING PROCEDURES                                           B-1

                                    THE FUNDS

     The Glenmede Fund was organized as a Maryland corporation on June 30, 1988. The Glenmede Fund's Articles of Incorporation authorize its Board of Directors to issue 2,500,000,000 shares of common stock, with a $.001 par value. The Board has the power to subdivide these shares into one or more investment portfolios ("Portfolios") from time to time. The Board also has the power to designate separate classes of shares within the same Portfolio. Currently, the Glenmede Fund is offering shares of the following eleven Portfolios: International Portfolio, Large Cap Value Portfolio, Small Cap Equity Portfolio (Advisor Shares and Institutional Shares), Strategic Equity Portfolio, Large Cap 100 Portfolio, Large Cap Growth Portfolio, Small Capitalization Growth Portfolio, Government Cash Portfolio, Tax-Exempt Cash Portfolio, Core Fixed Income Portfolio and Institutional International Portfolio.

     The Glenmede Portfolios was organized as a Massachusetts business trust on March 3, 1992. The Glenmede Portfolios' Master Trust Agreement authorizes its Board of Trustees to issue an unlimited number of shares of beneficial interest with a $.001 par value. The Board has the power to subdivide these shares into one or more investment portfolios (Sub-Trusts). Currently, the Glenmede Portfolios is offering shares of two Sub-Trusts, the Muni Intermediate and New Jersey Muni Portfolios.

     Each Fund is an open-end, management investment company. The International, Large Cap Value, Small Cap Equity, Strategic Equity, Large Cap 100, Large Cap Growth, Small Capitalization Growth, Core Fixed Income, Government Cash, Tax-Exempt Cash and Institutional International Portfolios are diversified Portfolios of the Glenmede Fund. The Muni Intermediate and New Jersey Muni Portfolios are non-diversified Portfolios of the Glenmede Portfolios.

     On February 27, 1997, the Model Equity Portfolio changed its name to the Large Cap Value Portfolio. On September 25, 1997, the Intermediate Government Portfolio changed its name to the Core Fixed Income Portfolio. On February 28, 2000, the Small Capitalization Equity Portfolio (Advisor and Institutional Shares) changed its name to the Small Capitalization Value Portfolio (Advisor and Institutional Shares), and then on March 22, 2002, it changed its name to the Small Cap Equity Portfolio. On August 20, 1998, the Equity Portfolio changed its name to the Tax Managed Equity Portfolio, and then on February 28, 2000, it changed its name to the Strategic Equity Portfolio. References in this Statement of Additional Information are to a Portfolio's current name.

     On March 1, 1991 the Small Cap Equity Portfolio commenced operations offering a single class of shares. On January 1, 1998, the Small Cap Equity Portfolio began to offer a second class of shares known as "Institutional Shares." The original class of shares has been designated as "Advisor Shares."

     On February 27, 2004 the Large Cap 100 and Large Cap Growth Portfolios commenced operations, each offering a single class of shares.

                              INVESTMENT STRATEGIES

     The following investment strategies supplement those set forth in the Funds' Prospectuses. Unless specified below and except as described under "Investment Limitations," the following investment strategies are not fundamental and a particular Fund's Board may change such strategies without shareholder approval.

GOVERNMENT CASH PORTFOLIO

     During normal circumstances, the Portfolio will invest at least 80% of its net assets (including borrowings for investment purposes) in short-term securities issued by the U.S. Treasury, U.S. Government agencies, or other agencies or instrumentalities sponsored by the U.S. Government, and repurchase agreements secured by securities issued or sponsored by such entities.

     The Portfolio may invest in the following Eligible Securities: (i) straight-debt and mortgage-backed obligations issued by the U.S. Government or its sponsored agencies, enterprises or instrumentalities; (ii) securities of international institutions (e.g., Asian Development Bank, Export-Import Bank, Inter American Development Bank, International Bank for Reconstruction and Development, Government Trust Certificates, Private Export Funding Corp. and Agency for International Development) which are not direct obligations of the U.S. Government but which involve governmental agencies, instrumentalities or enterprises (such investments will represent no more than 25% of the Portfolio's total assets); and (iii) any publicly or privately placed, unrated securities issued by the U.S. Government, its agencies, enterprises or instrumentalities, including floating and variable rate securities, which, in the opinion of the Portfolio's advisor, are equivalent in credit quality to securities rated AAA by Standard & Poor's(R) Ratings Group ("S&P(R)") or Aaa by Moody's Investors Service, Inc. ("Moody's"). Additionally, the Portfolio may enter into reverse repurchase agreements.

TAX-EXEMPT CASH PORTFOLIO

     Municipal obligations in which the Portfolio may invest include the following Eligible Securities: project notes, demand notes, short-term municipal obligations (including tax anticipation notes, revenue anticipation notes, bond anticipation notes, tax and revenue anticipation notes, construction loan notes, and short-term discount notes) rated SP-1+ or SP-1 by S&P or MIG-1 by Moody's; tax-exempt commercial paper rated A-1+ or A-1 by S&P or Prime-1 by Moody's; municipal bonds with a remaining effective maturity of 13 months or less, rated AA or better by S&P or Aa or better by Moody's; variable rate demand notes rated "VMIG-1" by Moody's; and any non-rated tax-exempt, privately placed securities which, in the opinion of the Portfolio's advisor, are equivalent in credit quality to an AA or Aa-rated security as determined by S&P or Moody's, respectively.

     The two principal classifications of municipal obligations are "general obligation" securities and "revenue" securities. General obligation securities are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special or specific excise tax or other specific revenue source such as the user of the facility being financed. Revenue securities include private activity bonds which are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved.

     Municipal obligations may also include "moral obligation" bonds, which are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.

     The municipal obligations in which the Portfolio invests may include variable rate demand notes. Such notes are frequently not rated by credit rating agencies, but unrated notes will be purchased by the Portfolio if they are comparable in quality at the time of the purchase to rated Eligible Securities as determined by the Portfolio's advisor. Where necessary to ensure that a note is an Eligible Security, the Portfolio will require that the issuer's obligation to pay the principal of the note be backed by an unconditional bank letter or line of credit, guarantee or commitment to lend. While there may be no active secondary market with respect to a particular variable rate demand note purchased by the Portfolio, the Portfolio may, upon the notice specified in the note, demand payment of the principal of the note at any time or during specified periods not exceeding 13 months, depending upon the instrument involved. The absence of such an active secondary market, however, could make it difficult for the Portfolio to dispose of a variable rate demand note if the issuer defaulted on its payment obligation or during the periods that the Portfolio is not entitled to exercise its demand rights. The Portfolio could, for this or other reasons, suffer a loss to the extent of the default. The Portfolio invests in variable rate demand notes only when the Portfolio's advisor deems the investment to involve minimal credit risk. The Portfolio's advisor also monitors the continuing creditworthiness of issuers of such notes and parties providing credit enhancement to determine whether the Portfolio should continue to hold the notes.

CORE FIXED INCOME PORTFOLIO

     The Portfolio may invest in the following securities: (i) straight-debt and mortgage-backed obligations issued by the U.S. Government or its sponsored agencies, enterprises or instrumentalities; (ii) securities of international institutions which are not direct obligations of the U.S. Government but which involve governmental agencies, enterprises or instrumentalities; (iii) any other publicly or privately placed, unrated securities issued by the U.S. Government, its agencies, enterprises or instrumentalities, which, in the opinion of the Portfolio's advisor, are equivalent in credit quality to securities rated at least A by S&P or Moody's; (iv) mortgage-backed and asset-backed obligations which are privately issued with a rating of at least A by S&P or Moody's or which if unrated, are in the opinion of the Portfolio's advisor equivalent in credit quality to securities so rated; and (v) debt obligations of domestic and foreign companies rated at least A by S&P or Moody's or which if unrated, are in the advisor's opinion equivalent in credit quality to securities so rated. Any of the above securities may be variable or floating rate. Under normal circumstances, the Portfolio will invest no more than 35% of the value of its total assets in the securities described in (ii), (iv) and (v) of the first sentence of this paragraph.

     The Portfolio's securities held subject to repurchase agreements may have stated maturities exceeding 13 months, however, the Portfolio's advisor currently expects that repurchase agreements will mature in less than 13 months.

     ASSET-BACKED SECURITIES. The Core Fixed Income Portfolio may invest in asset-backed securities consisting of undivided fractional interests in pools of consumer loans or receivables held in a trust. Examples include certificates for automobile receivables and credit card receivables. Payments of principal and interest on the loans or receivables are passed through to certificate holders. Asset-backed securities are not issued or guaranteed by the U.S. Government or its agencies or instrumentalities, however, they may be guaranteed up to a certain amount by a private issuer through a letter of credit. Payment on asset-backed securities of private issuers is typically supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guaranty, or subordination. The extent of credit enhancement varies, but usually amounts to only a fraction of the asset-backed security's par value until exhausted. Ultimately, asset-backed securities are dependent upon payment of the consumer loans or receivables by individuals, and the certificate holder frequently has no recourse to the entity that originated the loans or receivables.

     An asset-backed security's underlying assets may be prepaid with the result of shortening the certificate's weighted average life. Prepayment rates vary widely and may be affected by changes in market interest rates. It is not possible to accurately predict the average life of a particular pool of loans or receivables. The proceeds of prepayments received by the Portfolio must be reinvested in securities whose yields reflect interest rates prevailing at the time. Thus, the Portfolio's ability to maintain a portfolio which includes high-yielding asset-backed securities will be adversely affected to the extent reinvestments are in lower yielding securities. The actual maturity and realized yield will therefore vary based upon the prepayment experience of the underlying asset pool and prevailing interest rates at the time of prepayment. Asset-backed securities may be subject to greater risk of default during periods of economic downturn than other instruments. Also, while the secondary market for asset-backed securities is ordinarily quite liquid, in times of financial stress the secondary market may not be as liquid as the market for other types of securities, which could result in the Portfolio's experiencing difficulty in valuing or liquidating such securities.

MUNI INTERMEDIATE AND NEW JERSEY MUNI PORTFOLIOS

     The Portfolios' investments in municipal obligations may also include tax-exempt commercial paper rated A-1 or higher by S&P or Prime-1 or higher by Moody's.

     For a description of the two principal classifications of municipal obligations, "general obligation" securities and "revenue" securities, see the "Tax-Exempt Cash Portfolio" above.

     During temporary defensive periods, each Portfolio may invest without limitation in obligations which are not municipal obligations and may hold without limitation uninvested cash reserves. Such securities may include, without limitation, bonds, notes, variable rate demand notes and commercial paper, provided such securities are rated within the relevant categories applicable to municipal obligations as set forth above and in the Portfolios' prospectus under the heading "Bond Portfolios--Investment Duration and Quality," or if unrated, are of comparable quality as determined by the Portfolio's advisor. Additionally, each Portfolio may invest, without limitation, in other non-municipal debt obligations, such as bank obligations which are also of comparable quality as determined by the Portfolio's advisor. Furthermore, each Portfolio may acquire "stand-by commitments" with respect to municipal obligations held by it. Under a stand-by commitment, a dealer agrees to purchase, at the

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Portfolio's option, specified municipal obligations at a specified price. Each
Portfolio will acquire stand-by commitments solely to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes.

INTERNATIONAL PORTFOLIO

     The securities which the Portfolio may purchase include the following: common stocks of companies located outside the U.S.; shares of closed-end investment companies which invest chiefly in the shares of companies located outside the U.S. (such shares will be purchased by the Portfolio within the limits prescribed by the Investment Company Act of 1940, as amended (the "1940 Act"); and U.S. or foreign securities convertible into foreign common stock.

     The Portfolio intends to remain, for the most part, fully invested in equity securities of companies located outside of the United States. However, the Portfolio may invest a portion of its assets (up to 35% under normal circumstances) in the following fixed income and money market securities: obligations of the U.S. Government and its guaranteed or sponsored agencies, including shares of open-end or closed-end investment companies which invest in such obligations (such shares will be purchased within the limits prescribed by the 1940 Act and would subject a shareholder of the Portfolio to expenses of the other investment company in addition to the expenses of the Portfolio); short-term money market instruments issued in the U.S. or abroad, denominated in dollars or any foreign currency, including short-term certificates of deposit (including variable rate certificates of deposit), time deposits with a maturity no greater than 180 days, bankers' acceptances, commercial paper rated A-1 by S&P or Prime-1 by Moody's, or in equivalent money market securities; and high quality fixed income securities denominated in U.S. dollars, any foreign currency, or a multi-national currency unit such as the European Currency Unit.

     The Portfolio may also enter into forward currency exchange contracts only to hedge against uncertainty in the level of future foreign exchange rates in the purchase and sale of investment securities; it may not enter into such contracts for speculative purposes.

LARGE CAP VALUE PORTFOLIO, LARGE CAP 100 PORTFOLIO AND LARGE CAP GROWTH
PORTFOLIO

     From time to time, the Portfolios' advisor may revise its equity computer model programs to try to maintain or enhance a Portfolio's performance.

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     The Large Cap Value and Large Cap 100 Portfolios intend to remain, for the most part, fully invested in equity securities which may include American Depositary Receipts ("ADRs") listed on the New York Stock Exchange.


     The Large Cap Value, Large Cap 100 and Large Cap Growth Portfolios will not engage in "market timing" transactions. However, for temporary defensive purposes each Portfolio may invest a portion of its assets (up to 20%) in short-term money market instruments issued by U.S. or foreign issuers, denominated in dollars or any foreign currency, including short-term certificates of deposit (including variable rate certificates of deposit), time deposits with a maturity no greater than 180 days, bankers' acceptances, commercial paper rated A-1 by S&P or Prime-1 by Moody's, or in similar money market securities.


SMALL CAP EQUITY PORTFOLIO

     The Portfolio may invest in securities of companies located outside the United States.


     Under normal circumstances, at least 80% of the Portfolio's net assets (including borrowings for investment purposes) will be invested in equity securities of U.S. small cap companies that the Portfolio's advisor believes are undervalued. Small cap companies include companies with market capitalizations, at the time of purchase, that are below the largest market capitalization of any stock in the Russell 2000(R) Index. However, if warranted in the judgment of the Portfolio's advisor, the Portfolio may invest a portion of its assets (up to 20% under normal circumstances) in preferred stocks and convertible debentures with a minimum rating of BBB by S&P or Baa by Moody's, and the following fixed income and money market securities: obligations of the U.S. Government and its guaranteed or sponsored agencies, including shares of open-end or closed-end investment companies which invest in such obligations (such shares will be purchased within the limits prescribed by the 1940 Act and would subject a shareholder of the Portfolio to expenses of the other investment company in addition to the expenses of the Portfolio); short-term money market instruments issued in the U.S. or abroad, denominated in dollars or any foreign currency, including short-term certificates of deposit (including variable rate certificates of deposit), time deposits with a maturity no greater than 180 days, bankers' acceptances, commercial paper rated A-1 by S&P or Prime-1 by Moody's, or in equivalent money market securities; and high quality fixed income securities denominated in U.S. dollars, any foreign currency, or a multi-national currency unit such as the European Currency Unit.


     The Portfolio's holdings will tend to be characterized by relatively low price-to-earnings ratios. There is no mandated income requirement for securities held by the Portfolio. The Portfolio generally will be more volatile and have a higher expected growth rate than the overall market. In certain periods, the Portfolio may fluctuate independently of broad, larger capitalization indices such as the S&P 500(R).

STRATEGIC EQUITY PORTFOLIO

     The Portfolio expects to have a low portfolio turnover rate relative to other funds with similar investment objectives. It is impossible to predict the impact of such a strategy on the realization of gains and losses. Additionally, the Portfolio reserves the right to sell securities irrespective of how long they have been held.

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     The Portfolio may sell a particular security, even though it may realize a short-term capital gain, if the value of that security is believed to have reached its peak or is expected to decline before the Portfolio would have held it for the long-term holding period. The Portfolio may also be required to sell securities in order to generate cash to pay expenses or satisfy shareholder redemptions. Certain equity and other securities held by the Portfolio will produce ordinary taxable income on a regular basis.

     The Portfolio intends to remain, for the most part, fully invested in equity securities, which may include securities of companies located outside the United States, and will not engage in "market timing" transactions. However, the Portfolio may invest a portion of its assets (up to 20% under normal circumstances) in preferred stocks, convertible debentures, and the following fixed income and money market securities: obligations of the U.S. Government and its guaranteed or sponsored agencies, including shares of open-end or closed-end investment companies which invest in such obligations (such shares will be purchased within the limits prescribed by the 1940 Act and would subject a shareholder of the Portfolio to expenses of the other investment company in addition to the expenses of the Portfolio); short-term money market instruments issued in the U.S. or abroad, denominated in dollars or any foreign currency, including short-term certificates of deposit (including variable rate certificates of deposit), time deposits with a maturity no greater than 180 days, bankers' acceptances, commercial paper rated A-1 by S&P or Prime-1 by Moody's, or in equivalent money market securities; and high quality fixed income securities denominated in U.S. dollars, any foreign currency, or a multi-national currency unit such as the European Currency Unit.

     The Portfolio may also purchase or write call and put options on appropriate securities or securities indices. The aggregate value of the Portfolio's assets subject to options written may not exceed 50% of its total assets (taken at market value on the date written) and the aggregate premiums on options purchased by the Portfolio will not exceed 50% of its total assets. Options can attempt to enhance return through price appreciation of the option, increase income, hedge to reduce overall portfolio risk, and/or hedge to reduce individual security risk. Additionally, the Portfolio may also enter into closing sale transactions in order to realize gains or minimize losses on options it has purchased.

     PURCHASING OPTIONS. The Portfolio may purchase call options in anticipation of an increase in the market value of securities of the type in which it may invest. The purchase of a call option entitles the Portfolio, in return for the premium paid, to purchase specified securities at a specified price during the option period. The Portfolio will ordinarily realize a gain if, during the option period, the value of such securities exceeds the sum of the exercise price, the premium paid and transaction costs; otherwise the Portfolio will realize either no gain or a loss on the purchase of the call option.

     The Portfolio will normally purchase put options in anticipation of a decline in the market value of securities in its portfolio or in securities in which it may invest. The purchase of a put option entitles the Portfolio, in exchange for the premium paid, to sell specified securities at a specified price during the option period. The purchase of puts is designed to offset or hedge against a decline in the market value of the Portfolio's securities. Put options may also be purchased by the Portfolio for the purpose of affirmatively benefiting from a decline in the price of securities which it does not own. The Portfolio will ordinarily realize a gain if, during the option period, the value of the underlying securities decreases below the exercise price sufficiently to more than cover the premium and transaction costs; otherwise the Portfolio will realize either no gain or a loss on the purchase of the put option. Gains and losses on the purchase of put options will tend to be offset by countervailing changes in the value of the underlying portfolio securities.

     The Portfolio will purchase put and call options on securities indices for the same purposes as it will purchase options on individual securities.

     WRITING COVERED OPTIONS. The Portfolio may write covered call and put options on any securities in which it may invest. A call option written by the Portfolio obligates the Portfolio to sell specified securities to the holder of the option at a specified price if the option is exercised at any time before the expiration date. All call options written by the Portfolio will be covered, which means that the Portfolio will own the securities subject to the option as long as the option is outstanding or the Portfolio will use the other methods described below. The Portfolio's purpose in writing covered call options is to realize greater income than would be realized on portfolio securities transactions alone. However, the Portfolio foregoes the opportunity to profit from an increase in the market price of the underlying security that exceeds the exercise price of the call option.

     A put option written by the Portfolio obligates the Portfolio to purchase specified securities from the option holder at a specified price if the option is exercised at any time before the expiration date. All put options written by the Portfolio will be covered, which means that the Portfolio will segregate cash or liquid assets with a value at least equal to the exercise price of the put option. The purpose of writing such options is to generate additional income for the Portfolio. However, in return for the option premium, the Portfolio accepts the risk that it may be required to purchase the underlying securities at a price in excess of the securities' market value at the time of purchase.

     Call and put options written by the Portfolio will also be considered to be covered to the extent that the Portfolio's liabilities under such options are wholly or partially offset by its rights under call and put options purchased by the Portfolio.

     In addition, a written call option or put option may be covered by segregating cash or liquid assets, by entering into an offsetting forward contract and/or by purchasing an offsetting option which, by virtue of its exercise price or otherwise, reduces the Portfolio's net exposure on its written option position.

     The Portfolio may also write covered call and put options on any securities index composed of securities in which it may invest. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security.

     The Portfolio may cover call options on a securities index by owning securities whose price changes are expected to be similar to those of the underlying index, or by having an absolute and immediate right to acquire such securities without additional cash consideration (or for additional cash consideration segregated by the Portfolios) upon conversion or exchange of other securities in its portfolio. The Portfolios may cover call and put options on a securities index by segregating cash or liquid assets with a value equal to the exercise price.

     The Portfolio may terminate its obligations under an exchange traded call or put option by purchasing an option identical to the one it has written. Obligations under over-the-counter options may be terminated only by entering into an offsetting transaction with the counterparty to such option. Such purchases are referred to as "closing purchase transactions."

SMALL CAPITALIZATION GROWTH PORTFOLIO

     The Portfolio may invest in securities of companies located outside the United States.


     Under normal circumstances, at least 80% of the Portfolio's net assets (including borrowings for investment purposes) will be invested in equity securities of U.S. small cap companies. Small cap companies include companies with market capitalizations, at the time of purchase, that are below the largest market capitalization of any stock in the Russell 2000 Growth Index. In addition, the Portfolio may make significant investments in IPOs. However, if warranted in the judgment of the Portfolio's sub-advisors, the Portfolio may invest a portion of its assets (up to 20% under normal circumstances) in preferred stocks and convertible debentures with a minimum rating of BBB by S&P or Baa by Moody's, and the following fixed income and money market securities: obligations of the U.S. Government and its guaranteed or sponsored agencies, including shares of open-end or closed-end investment companies which invest in such obligations (such shares will be purchased within the limits prescribed by the 1940 Act and would subject a shareholder of the Portfolio to expenses of the other investment company in addition to the expenses of the Portfolio); short-term money market instruments issued in the U.S. or abroad, denominated in dollars or any foreign currency, including short-term certificates of deposit (including variable rate certificates of deposit), time deposits with a maturity no greater than 180 days, bankers' acceptances, commercial paper rated A-1 by S&P or Prime-1 by Moody's, or in equivalent money market securities; and high quality fixed income securities denominated in U.S. dollars, any foreign currency, or a multi-national currency unit such as the European Currency Unit.


INSTITUTIONAL INTERNATIONAL PORTFOLIO

     The securities which the Portfolio may purchase include the following: common stocks of companies located outside the U.S.; shares of closed-end investment companies which invest chiefly in the shares of companies located outside the U.S. (such shares will be purchased by the Portfolio within the limits prescribed by the 1940 Act); and U.S. or foreign securities convertible into foreign common stock.

     The Portfolio intends to remain, for the most part, fully invested in equity securities of companies located outside of the United States. However, the Portfolio may invest a portion of its assets (up to 20% under normal circumstances) in the following fixed income and money market securities: obligations of the U.S. Government and its guaranteed or sponsored agencies, including shares of open-end or closed-end investment companies which invest in such obligations (such shares will be purchased within the limits prescribed by the 1940 Act and would subject a shareholder of the Portfolio to expenses of the other investment company in addition to the expenses of the Portfolio); short-term money market instruments issued in the U.S. or abroad, denominated in dollars or any foreign currency, including short-term certificates of deposit (including variable rate certificates of deposit), time deposits with a maturity no greater than 180 days, bankers' acceptances, commercial paper rated A-1 by S&P or Prime-1 by Moody's, or in equivalent money market securities; and high quality fixed income securities denominated in U.S. dollars, any foreign currency, or a multi-national currency unit such as the European Currency Unit.

     The Portfolio may also enter into forward currency exchange contracts only to hedge against uncertainty in the level of future foreign exchange rates in the purchase and sale of investment securities; it may not enter into such contracts for speculative purposes.

                      COMMON INVESTMENT POLICIES AND RISKS

REPURCHASE AGREEMENTS

     Each Portfolio may enter into repurchase agreements with qualified brokers, dealers, banks and other financial institutions deemed creditworthy by its advisor. Under normal circumstances, however, the International, Large Cap Value, Small Capitalization Growth, Institutional International, Small Cap Equity, Strategic Equity, Large Cap 100, Large Cap Growth, Muni Intermediate and New Jersey Muni Portfolios will not enter into repurchase agreements if entering into such agreements would cause, at the time of entering into such agreements, more than 20% of the value of the total assets of the particular Portfolio to be subject to repurchase agreements. The International and Institutional International Portfolios will generally enter into repurchase transactions to invest cash reserves and for temporary defensive purposes.

     In effect, by entering into a repurchase agreement, a Portfolio is lending its funds to the seller at the agreed upon interest rate, and receiving a security as collateral for the loan. Such agreements can be entered into for periods of one day (overnight repo) or for a fixed term (term repo). Repurchase agreements are a common way to earn interest income on short-term funds.

     In a repurchase agreement, a Portfolio purchases a security and simultaneously commits to resell that security at a future date to the seller (a qualified bank or securities dealer) at an agreed upon price plus an agreed upon market rate of interest (itself unrelated to the coupon rate or date of maturity of the purchased security). The seller under a repurchase agreement will be required to maintain the value of the securities which are subject to the agreement and held by a Portfolio at not less than the agreed upon repurchase price.

     If the seller defaults on its repurchase obligation, a Portfolio holding such obligation will suffer a loss to the extent that the proceeds from a sale of the underlying securities (including accrued interest) were less than the repurchase price (including accrued interest) under the agreement. In the event that such a defaulting seller files for bankruptcy or becomes insolvent, disposition of such securities by a Portfolio might be delayed pending court action.

     Repurchase agreements that do not provide for payment to a Portfolio within seven days after notice without taking a reduced price are considered illiquid securities.

BORROWING

     As a temporary measure for extraordinary or emergency purposes, each Portfolio may borrow money from banks. However, none of the Portfolios will borrow money for speculative purposes. If the market value of a Portfolio's securities should decline, the Portfolio may experience difficulty in repaying the borrowing.

SECURITIES LENDING

     Each Portfolio may lend its portfolio securities with a value of up to one-third of its total assets (including the value of the collateral for the loans) to qualified brokers, dealers, banks and other financial institutions who need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failures to deliver securities or completing arbitrage operations. By lending its investment securities, a Portfolio attempts to increase its income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Portfolio. A Portfolio may lend its portfolio securities only when the terms, the structure and the aggregate amount of such loans are not inconsistent with the 1940 Act or the rules and regulations or interpretations of the SEC thereunder. All relevant facts and circumstances, including the creditworthiness of the broker, dealer or institution, will be considered by the Portfolio's advisor in making decisions with respect to the lending of securities, subject to review by the particular Fund's Board.

     When lending portfolio securities, the securities may not be available to a Portfolio on a timely basis. Therefore, a Portfolio may lose the opportunity to sell the securities at a desirable price. Such loans would also involve risks of delay in receiving additional collateral if the value of the collateral decreases below the value of the securities loaned or even the loss of rights to the collateral should the borrower of the securities fail financially. Additionally, if a borrower of securities files for bankruptcy or becomes insolvent, disposition of the securities may be delayed pending court action. A Portfolio may, from time to time, pay negotiated fees in connection with the lending of securities.

"WHEN ISSUED," "DELAYED SETTLEMENT," AND "FORWARD DELIVERY" SECURITIES

     Each Portfolio may purchase and sell securities on a "when issued," "delayed settlement" or "forward delivery" basis. "When issued" or "forward delivery" refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. "When issued" or "forward delivery" transactions may be expected to occur one month or more before delivery is due. "Delayed settlement" is a term used to describe settlement of a securities transaction in the secondary market which will occur sometime in the future. One form of "when issued" or "delayed settlement" security that the Core Fixed Income Portfolio may purchase is a "to be announced" (TBA) mortgage-backed security. A TBA transaction arises when a mortgage-backed security, such as a GNMA pass-through security, is purchased or sold with the specific pools that will constitute that GNMA pass-through security to be announced on a future settlement date. No payment or delivery is made by a Portfolio in a "when issued", "delayed settlement" or "forward delivery" transaction until the Portfolio receives payment or delivery from the other party to the transaction. A Portfolio will maintain a separate account of cash, U.S. Government securities or other high grade debt obligations at least equal to the value of purchase commitments until payment is made. Such segregated securities will either mature or, if necessary, be sold on or before the settlement date. Although a Portfolio receives no income from the above described securities prior to delivery, the market value of such securities is still subject to change.

     A Portfolio will engage in "when issued" transactions to obtain what is considered to be an advantageous price and yield at the time of the transaction. When a Portfolio engages in "when issued," "delayed settlement" or "forward delivery" transactions, it will do so for the purpose of acquiring securities consistent with its investment objective and policies and not for the purpose of speculation. Each Portfolio's "when issued," "delayed settlement" and "forward delivery" commitments are not expected to exceed 30% of its total assets absent unusual market circumstances, and each Portfolio will only sell securities on such a basis to offset securities purchased on such a basis.

     Securities purchased or sold on a "when issued," "delayed settlement" or "forward delivery" basis are subject to changes in value based upon changes in the general level of interest rates. In when-issued and delayed settlement transactions, a Portfolio relies on the seller to complete the transaction; the seller's failure to do so may cause a Portfolio to miss an advantageous price or yield.

INVESTMENT COMPANY SECURITIES

     In connection with the management of their daily cash positions, each Portfolio may invest in securities issued by other open-end or closed-end investment companies which invest in the obligations of the U.S. Government and its guaranteed or sponsored agencies. In addition, the International and Institutional International Portfolios may each invest in shares of closed-end investment companies which invest chiefly in the shares of companies located outside of the U.S. Except as otherwise permitted under the 1940 Act, each Portfolio limits its investments so that, as determined immediately after a securities purchase is made: (a) not more than 5% of the value of its total assets will be invested in the securities of any one investment company; (b) not more than 10% of the value of its total assets will be invested in the aggregate in the securities of investment companies as a group; and (c) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Portfolio. As a shareholder of another investment company, the Portfolio would bear its pro rata portion of the other investment company's advisory fees and other expenses, in addition to the expenses the Portfolio bears directly in connection with its own operations. Furthermore, the investment company securities in which a Portfolio invests may decline in value.

ILLIQUID SECURITIES

     The Portfolios (other than the Small Capitalization Growth Portfolio) will not invest more than 10% of their respective net assets in securities that are illiquid. The Small Capitalization Growth Portfolio will not invest more than 15% of its net assets in securities that are illiquid. These securities are subject to the risk that should a Portfolio need to dispose of such securities, there may not be a ready market or the Portfolio may have to sell such securities at an undesirable price.

STAND-BY COMMITMENTS

     The Muni Intermediate and New Jersey Muni Portfolios may acquire stand-by commitments which may increase the cost, and thereby reduce the yield, of the municipal obligation to which such commitment relates.

FOREIGN SECURITIES

     The International, Strategic Equity, Large Cap 100, Large Cap Growth, Small Cap Equity, Large Cap Value, Small Capitalization Growth and Institutional International Portfolios may invest in foreign securities. Such investments may involve higher costs than investments in U.S. securities, including higher transaction costs and additional taxes by foreign governments. Foreign investments may also present additional risks associated with currency exchange rates, differences in accounting, auditing and financial reporting standards, holding securities in domestic and foreign custodian banks and depositories, less complete financial information about the issuers, less market liquidity, and political instability. Future political and economic developments, the possible imposition of withholding taxes on dividends, the possible seizure or nationalization of foreign holdings, the possible establishment of exchange controls, or the adoption of other governmental restrictions, might adversely affect the payment of dividends or principal and interest on foreign obligations.

     Foreign securities markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when assets of a Portfolio are uninvested and no return is earned. The inability of a Portfolio to make intended security purchases due to these and other settlement problems could cause such Portfolio to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result in losses to a Portfolio due to subsequent declines in value of the portfolio security or, if the Portfolio has entered into a contract to sell the security, could result in possible liability to the purchaser. Additionally, a Portfolio may encounter difficulties or be unable to pursue legal remedies and obtain judgments in foreign courts.

     Although the Portfolios may invest in securities denominated in foreign currencies, the Portfolios value their securities and other assets in U.S. dollars. As a result, the NAV of the Portfolios' shares may fluctuate with U.S. dollar exchange rates as well as with price changes of a Portfolio's securities in the various local markets and currencies. Thus, an increase in the value of the U.S. dollar compared to the currencies in which the Portfolios make their investments could reduce the effect of increases and magnify the effect of decreases in the prices of the Portfolios' securities in their local markets. Conversely, a decrease in the value of the U.S. dollar will have the opposite effect of magnifying the effect of increases and reducing the effect of decreases in the prices of the Portfolios' securities in their local markets. In addition to favorable and unfavorable currency exchange rate developments, the Portfolios are subject to the possible imposition of exchange control regulations or freezes on convertibility of currency.

     The International and Institutional International Portfolios may invest in emerging market countries. Developing countries may impose restrictions on a Portfolio's ability to repatriate investment income or capital. Even if there is no outright restriction on repatriation of investment income or capital, the mechanics of repatriation may affect certain aspects of the operations of the Portfolio. For example, funds may be withdrawn from the People's Republic of China only in U.S. or Hong Kong dollars and only at an exchange rate established by the government once each week.

     Some of the currencies in emerging markets have experienced devaluations relative to the U.S. dollar, and major adjustments have been made periodically in certain of such currencies. Certain developing countries face serious exchange constraints.

     Lastly, governments of some developing countries exercise substantial influence over many aspects of the private sector. In some countries, the government owns or controls many companies, including the largest in the country. As such, government actions in the future could have a significant effect on economic conditions in developing countries in these regions, which could affect private sector companies, a Portfolio and the value of its securities. Furthermore, certain developing countries are among the largest debtors to commercial banks and foreign governments. Trading in debt obligations issued or guaranteed by such governments or their agencies and instrumentalities involves a high degree of risk.

DEPOSITARY RECEIPTS

     The International, Large Cap Value, Large Cap 100 and Institutional International Portfolios may purchase certain sponsored or unsponsored depositary receipts. In sponsored programs, an issuer makes arrangements to have its securities traded in the form of depositary receipts. For purposes of a Portfolio's investment policies, the Portfolio's investments in depositary receipts will be deemed to be investments in the underlying securities. In unsponsored programs, the issuer may not be directly involved in the creation of the program. Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, in some cases it may be easier to obtain financial information from an issuer that has participated in the creation of a sponsored program. Accordingly, there may be less information available regarding issuers of securities underlying unsponsored programs and there may not be a correlation between such information and the market value of the depositary receipts.

     The International, Large Cap Value, Large Cap 100 and Institutional International Portfolios may invest in American Depositary Receipts ("ADRs"). ADRs are depositary receipts issued in registered form by a U.S. bank or trust company evidencing ownership of underlying securities issued by a foreign company. ADRs may be listed on a national securities exchange or may be traded in the over-the-counter market. ADR prices are denominated in U.S. dollars although the underlying securities are denominated in a foreign currency.

     Generally, depositary receipts in registered form are designed for use in the U.S. securities market and depositary receipts in bearer form are designed for use in securities markets outside the United States. Depositary receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. Investments in ADRs, involve risks similar to those accompanying direct investments in foreign securities.

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FORWARD FOREIGN EXCHANGE CONTRACTS

     The Institutional International and International Portfolios may enter into forward foreign exchange contracts, but such contracts may not be used for speculative purposes. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract as agreed by the parties, at a price set at the time of the contract. In the case of a cancelable forward contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee. The contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades. A foreign currency futures contract is a standardized contract for the future delivery of a specified amount of a foreign currency at a future date at a price set at the time of the contract. Foreign currency futures contracts traded in the United States are designed by and traded on exchanges regulated by the Commodity Futures Trading Commission (the "CFTC") such as the New York Mercantile Exchange. The Portfolios would enter into foreign currency futures contracts solely for hedging or other appropriate investment purposes as permitted by regulations which permit principals of an investment company registered under the Commodity Exchange Act to engage in such transactions without registering as commodity pool operators.

     Forward foreign currency exchange contracts allow a Portfolio to hedge the currency risk of portfolio securities denominated in a foreign currency. This method of protecting the value of a Portfolio's investment securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange at a future date. Although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain which might result should the value of such currency increase. Additionally, investments in foreign currency exchange contracts involve other risks similar to those accompanying direct investments in foreign securities.

     Forward foreign currency exchange contracts differ from foreign currency futures contracts in certain respects. For example, the maturity date of a forward contract may be any fixed number of days from the date of the contract agreed upon by the parties, rather than a predetermined date in any given month. Forward contracts may be in any amounts agreed upon by the parties rather than predetermined amounts. Also, forward foreign exchange contracts are traded directly between currency traders so that no intermediary is required. A forward contract generally requires no margin or other deposit.

     At the maturity of a forward contract, a Portfolio may either accept or make delivery of the currency specified in the contract, or at or prior to maturity enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract.

REVERSE REPURCHASE AGREEMENTS

     The Government Cash and Core Fixed Income Portfolios may enter into reverse repurchase agreements. In a reverse repurchase agreement the Portfolio sells a security and simultaneously commits to repurchase that security at a future date from the buyer. In effect, the Portfolio is temporarily borrowing funds at an agreed upon interest rate from the purchaser of the security, and the sale of the security represents collateral for the loan. The Portfolio retains record ownership of the security and the right to receive interest and principal payments on the security. At an agreed upon future date, the Portfolio repurchases the security by remitting the proceeds previously received, plus interest. In certain types of agreements, there is no agreed upon repurchase date and interest payments are calculated daily, often based on the prevailing overnight repurchase rate. These agreements, which are treated as if reestablished each day, are expected to provide the Portfolio with a flexible borrowing tool. Reverse repurchase agreements are considered to be borrowings by the Portfolio under the 1940 Act.

     The Portfolio's investment of the proceeds of a reverse repurchase agreement is the speculative factor known as leverage. The Portfolio may enter into a reverse repurchase agreement only if the interest income from investment of the proceeds is greater than the interest expense of the transaction and the proceeds are invested for a period no longer than the term of the agreement. The Portfolio will maintain liquid securities at least equal to its purchase obligations under these agreements. The Portfolio's advisor will consider the creditworthiness of the other party in determining whether a Portfolio will enter into a reverse repurchase agreement.

     A Portfolio is permitted to invest up to one-third of its total assets in reverse repurchase agreements and securities lending transactions. Reverse repurchase agreements and securities lending transactions will be aggregated for purposes of this investment limitation.

     The use of reverse repurchase agreements involves certain risks. For example, the securities acquired by a Portfolio with the proceeds of such an agreement may decline in value, although the Portfolio is obligated to repay the proceeds. In addition, the market value of the securities sold by a Portfolio may decline below the repurchase price, to which the Portfolio remains committed.

INTEREST RATE RISKS

     The Portfolios may invest in fixed-income securities. Generally, a fixed-income security will increase in value when interest rates fall and decrease in value when interest rates rise. Longer-term securities are generally more sensitive to interest rate changes than shorter-term securities, but they usually offer higher yields to compensate investors for the greater risks.

CREDIT RISKS

     Because the Portfolios may invest in fixed-income securities, they are subject to "credit risk"-- the risk that an issuer will be unable to make principal and interest payments when due. U.S. Government Securities are generally considered to be the safest type of investment in terms of credit risk. Municipal obligations generally rank between U.S. Government Securities and corporate debt securities in terms of credit safety. Corporate debt securities, particularly those rated below investment grade, may present the highest credit risk.

     The Small Cap Equity and Small Capitalization Growth Portfolios may invest in securities which have the lowest rating in the investment grade category (I.E., Baa by Moody's or BBB by S&P). Such securities are considered to have some speculative characteristics and are more sensitive to economic change than higher rated securities.

     Ratings published by nationally recognized statistical rating organizations are widely accepted measures of credit risk. The lower a bond issue is rated by an agency, the more credit risk it is considered to represent. Lower-rated bonds generally pay higher yields to compensate investors for the greater risk.

U.S. GOVERNMENT OBLIGATIONS

     The Portfolios may invest in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities. Direct obligations of the U.S. Government such as Treasury bills, notes and bonds are supported by its full faith and credit. Indirect obligations issued by federal agencies and government-sponsored entities generally are not backed by the full faith and credit of the U.S. Treasury. Some of these indirect obligations may be supported by the right of the issuer to borrow from the Treasury; others are supported by the discretionary authority of the U.S. government to purchase the agency's obligations; still others are supported only by the credit of the instrumentality.




INITIAL PUBLIC OFFERINGS

     An IPO is a company's first offering of stock to the public. The Small Capitalization Growth Portfolio may make significant investments in IPOs. The Large Cap Value, Small Cap Equity, Strategic Equity, Large Cap 100, Large Cap Growth, International and Institutional International Portfolios also may invest in IPOs.

     An IPO presents the risk that the market value of IPO shares will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk.

     When a Portfolio's asset base is small, a significant portion of the Portfolio's performance could be attributable to investments in IPOs, because such investments would have a magnified impact on the Portfolio. As the Portfolio's assets grow, the effect of the Portfolio's investments in IPOs on the Portfolio's performance probably will decline, which could reduce the Portfolio's performance. Because of the price volatility of IPO shares, a Portfolio may choose to hold IPO shares for a very short period of time. This may increase the portfolio turnover and may lead to increased expenses to the Portfolio, such as commissions and transaction costs. By selling IPO shares, the Portfolio may realize taxable gains it will subsequently distribute to shareholders. In addition, the market for IPO shares can be speculative and/or inactive for extended periods of time. There is no assurance that the Portfolio will be able to obtain allocable portions of IPO shares. The limited number of shares available for trading in some IPOs may make it more difficult for the Portfolio to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. Investors in IPO shares can be affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders.

     The Portfolios' investments in IPO shares may include the securities of "unseasoned" companies (companies with less than three years of continuous operations), which present risks considerably greater than common stocks of more established companies. These companies may have limited operating histories and their prospects for profitability may be uncertain. These companies may be involved in new and evolving businesses and may be vulnerable to competition and changes in technology, markets and economic conditions. They may be more dependent on key managers and third parties and may have limited product lines.

                            PRICE OF PORTFOLIO SHARES

     The NAV per share of each Portfolio is determined by dividing the total market value of its investments and other assets, less liabilities, by the total number of its shares outstanding.

     Equity securities listed on a U.S. securities exchange for which quotations are readily available are valued at the last quoted sale price as of the close of the exchange's regular trading hours on the day the valuation is made. Price information on listed securities is taken from the exchange where the security is primarily traded. Unlisted U.S. equity securities and listed securities not traded on the valuation date for which market quotations are readily available are valued not in excess of the asked prices or less than the bid prices.

     For the purpose of calculating the Government Cash and Tax-Exempt Cash Portfolios' (collectively, the "Money Market Portfolios") NAV per share, securities are valued by the "amortized cost" method of valuation, which does not take into account unrealized gains or losses. The amortized cost method involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Portfolio would receive if it sold the instrument.

     The use of amortized cost and the maintenance of each Money Market Portfolio's per share NAV at $1.00 is based on its election to operate under the provisions of Rule 2a-7 under the 1940 Act. As a condition of operating under that Rule, each Money Market Portfolio must maintain an average weighted maturity of 90 days or less, purchase only instruments deemed to have remaining maturities of 13 months or less, and invest only in securities which are determined by the Portfolio's advisor, pursuant to procedures established by the Board, to present minimal credit risks and which are Eligible Securities, pursuant to procedures established by the Board.

     The Board has established procedures reasonably designed to stabilize the NAV per share for the purposes of sales and redemptions at $1.00. These procedures include daily review of the relationship between the amortized cost value per share and a NAV per share based upon available indications of market value.

     In the event of a deviation of over 1/2 of 1% between a Money Market Portfolio's NAV based upon available market quotations or market equivalents and $1.00 per share based on amortized cost, the Board members will promptly consider what action, if any, should be taken. The Board members also will take such action as they deem appropriate to eliminate or to reduce to the extent reasonably practicable any material dilution or other unfair results which might arise from differences between the two. Such action may include redemption in kind, selling instruments prior to maturity to realize capital gains or losses or to shorten the average weighted maturity, exercising puts, withholding dividends, paying distributions from capital or capital gains or utilizing a NAV per share as determined by using available market quotations.

     The NAV per share of each Money Market Portfolio will ordinarily remain at $1.00, but each Portfolio's daily dividends will vary in amount. There can be no assurance, however, that the Portfolios will maintain a constant NAV per share of $1.00.

     Marketable fixed income securities are valued according to the broadest and most representative market, which will ordinarily be the over-the-counter market, at the most recent quoted bid price, or when stock exchange valuations are used, at the latest quoted sale price on the day of valuation. If there is not such a reported sale, the latest quoted bid price will be used. NAV includes interest on fixed income securities which is accrued daily. In addition, bond and other fixed income securities may be valued on the basis of prices provided by a pricing service or by using a matrix or formula, when a Portfolio's advisor believes such prices reflect the fair market value of such securities. The prices provided by a pricing service are determined without regard to bid or last sale prices, but take into account institutional size trading in similar groups of securities and any developments related to specific securities. The matrix pricing method values securities by reference to prices of comparable securities obtained from sources the advisor deems accurate and reliable. Debt securities with remaining maturities of 60 days or less are valued at amortized cost, pursuant to which (i) such securities shall be valued initially at cost on the date of purchase or, in the case of securities purchased with more than 60 days maturity, at their market or fair value on the 61st day prior to maturity, and (ii) thereafter (absent unusual circumstances), a constant proportionate amortization of any discount or premium shall be assumed until maturity of the security.

     Securities listed on a foreign exchange and unlisted foreign securities are valued at the latest quoted sales price available when assets are valued. If a subsequent occurrence is believed to have changed such value, however, the fair value of those securities may be determined through consideration of other factors by or under the direction of the Board. These securities may trade on days when shares of a Portfolio are not priced; as a result, the NAV of shares of such Portfolio may change on days when shareholders will not be able to purchase or redeem the Portfolio's shares. Foreign currency amounts are translated into U.S. dollars at the bid prices of such currencies against U.S. dollars last quoted by a major bank.

     The Muni Intermediate and New Jersey Muni Portfolios' municipal obligations for which quotations are readily available are valued at the most recent quoted bid price provided by investment dealers, provided that municipal obligations may be valued on the basis of prices provided by a pricing service when such prices are determined by the Portfolios' advisor to reflect the fair market value of such municipal obligations. Municipal obligations for which market quotations are not readily available are valued at fair market value as determined in good faith by or under the direction of the Board. Debt obligations with remaining maturities of 60 days or less are valued on the basis of amortized cost, pursuant to which (i) such securities are valued initially at cost on the date of purchase or, in the case of securities purchased with more than 60 days maturity, at their market or fair value on the 61st day prior to maturity, and (ii) thereafter (absent unusual circumstances), a constant proportionate amortization of any discount or premium shall be assumed until maturity of the security.

     When market quotations are unavailable or when events occur that make established valuation methods unreliable, the Portfolios' investments will be valued at fair value as determined in good faith using methods determined by the Boards.

                               PURCHASE OF SHARES


     The purchase price of shares of each Portfolio is the NAV next determined after receipt of the purchase order by the particular Fund. It is the responsibility of The Glenmede Trust Company, N.A. ("Glenmede Trust") or Institutions to transmit orders for share purchases to Investors Bank & Trust Company ("IBT"), the Funds' transfer agent, and to deliver required funds to IBT, the Funds' custodian, on a timely basis.


     Each Portfolio reserves the right in its sole discretion (i) to suspend the offering of its shares, (ii) to reject purchase orders when in the judgment of management such rejection is in the best interest of the particular Fund, and
(iii) to reduce or waive the minimum for initial and subsequent investments from time to time.

     At the discretion of the Funds, investors may be permitted to purchase Portfolio shares by transferring securities to the Portfolio that meet the Portfolio's investment objective and policies.

                              REDEMPTION OF SHARES

     Redemption proceeds are normally paid in cash, although the Funds have elected to be governed by rule 18f-1 under the 1940 Act which permits them to limit each shareholder to cash redemptions of $250,000 or 1% of such Portfolio's NAV, whichever is less, within a 90-day period. Any additional redemption proceeds would be made in readily marketable securities.

                              SHAREHOLDER SERVICES

     Shareholders may transfer shares of the Portfolios to another person. An investor wishing to transfer shares should contact Glenmede Trust.

                               PORTFOLIO TURNOVER


     The Portfolios will not normally engage in short-term trading, but reserve the right to do so. A high portfolio turnover rate can result in corresponding increases in brokerage commissions; however, the Portfolios' advisors and the sub-advisors (with respect to the Small Capitalization Growth and International Portfolios), will not consider turnover rate a limiting factor in making investment decisions consistent with that Portfolio's investment objective and policies. Turnover in the Strategic Equity and Small Capitalization Growth Portfolios during 2003 was above the average of the past five years. Turnover in the Strategic Equity Portfolio increased in 2003 from 2002 due to a portfolio manager change and sales of securities for tax purposes. Turnover in the Small Capitalization Growth Portfolio increased in 2003 from 2002 due to a change in sub-advisor. Turnover in the Muni Intermediate and New Jersey Muni Portfolios during 2003 was below the average of the past five years. Turnover declined in each Portfolio in 2003 from 2002 due to the portfolios being well positioned at the end of 2002 for the current interest rate environment.

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                             INVESTMENT LIMITATIONS

     Each Portfolio is subject to the following restrictions. The numbered restrictions are fundamental policies and may not be changed without the approval of the lesser of: (1) 67% of the voting securities of the affected Portfolio present at a meeting if the holders of more than 50% of the outstanding voting securities of the affected Portfolio are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of the affected Portfolio. Each Portfolio will not:

     (1) invest in commodities or commodity contracts, except that each Portfolio may invest in futures contracts and options;

     (2) purchase or sell real estate, although it may purchase and sell securities of companies which deal in real estate and may purchase and sell securities which are secured by interests in real estate;

     (3) make loans, except (i) by purchasing bonds, debentures or similar obligations (including repurchase agreements, subject to the limitation described in investment limitation (9) below, and money market instruments, including bankers' acceptances and commercial paper, and selling securities on a when issued, delayed settlement or forward delivery basis) which are publicly or privately distributed, and (ii) by lending its portfolio securities to banks, brokers, dealers and other financial institutions so long as such loans are not inconsistent with the 1940 Act or the rules and regulations or interpretations of the SEC thereunder;

     (4) purchase on margin or sell short, except as specified above in investment limitation (1);

     (5) purchase more than 10% of any class of the outstanding voting securities of any issuer;

     (6) issue senior securities, except that a Portfolio may borrow money in accordance with investment limitation (7) below, purchase securities on a when issued, delayed settlement or forward delivery basis and enter into reverse repurchase agreements;

     (7) borrow money, except as a temporary measure for extraordinary or emergency purposes, and then not in excess of 10% of its total assets at the time of the borrowing (entering into reverse repurchase agreements and purchasing securities on a when issued, delayed settlement or forward delivery basis are not subject to this investment limitation);

     (8) pledge, mortgage, or hypothecate any of its assets to an extent greater than 10% of its total assets at fair market value, except as described in the Prospectus and this Statement of Additional Information and in connection with entering into futures contracts, but the deposit of assets in a segregated account in connection with the writing of covered put and call options and the purchase of securities on a when issued, delayed settlement or forward delivery basis and collateral arrangements with respect to initial or variation margin for futures contracts will not be deemed to be pledges of a Portfolio's assets or the purchase of any securities on margin for purposes of this investment limitation;

     (9) underwrite the securities of other issuers, or with respect to each Portfolio other than the Small Capitalization Growth Portfolio, invest more than an aggregate of 10% of the total assets of the Portfolio, at the time of purchase, in securities for which there are no readily available markets, including repurchase agreements which have maturities of more than seven days or, in the case of each Portfolio, securities subject to legal or contractual restrictions on resale;

     (10) invest for the purpose of exercising control over management of any company;

     (11) invest its assets in securities of any investment company, except in connection with mergers, acquisitions of assets or consolidations and except as may otherwise be permitted by the 1940 Act;

     (12) acquire any securities of companies within one industry if, as a result of such acquisition, more than 25% of the value of the Portfolio's total assets would be invested in securities of companies within such industry; provided, however, that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies, enterprises or instrumentalities; and

     (13) write or acquire options or interests in oil, gas or other mineral exploration or development programs.

     Each Portfolio, with the exception of the Muni Intermediate and New Jersey Muni Portfolios, also will not:

     (14) with respect to 75% of its total assets, invest more than 5% of its total assets at the time of purchase in the securities of any single issuer (other than obligations issued or guaranteed by the U.S. Government, its agencies, enterprises or instrumentalities).

     Pursuant to Rule 2a-7 under the 1940 Act, each of the Government Cash Portfolio and the Tax-Exempt Cash Portfolio may not invest more than 5% of its total assets in securities of any one issuer (other than U.S. Government securities, repurchase agreements collateralized by such obligations, certain money market fund securities and securities subject to certain guarantees which are issued by persons that, directly or indirectly, do not control and are not controlled by or under common control with the issuer). Each of these portfolios may, however, invest more than 5% of its total assets in First Tier Securities (as defined in Rule 2a-7) of a single issuer for a period of three business days after the purchase thereof. For the Government Cash Portfolio and the Tax-Exempt Cash Portfolio compliance with the diversification provisions of Rule 2a-7 under the 1940 Act will be deemed to be compliance with the diversification limitation in paragraph (14).

     Each of the Muni Intermediate and New Jersey Muni Portfolios is classified as a "non-diversified" investment company under the 1940 Act, which means that each Portfolio is not limited by the 1940 Act in the proportion of its assets that it may invest in the securities of a single issuer. However, each Portfolio intends to conduct its operations so as to qualify as a "regulated investment company" for purposes of the Internal Revenue Code of 1986, as amended (the "Code"), which generally will relieve the Portfolio of any liability for Federal income tax to the extent its earnings are distributed to shareholders. In order to qualify as a regulated investment company, the Code requires, among other things, that at the end of each quarter, no more than 5% of the value of a Portfolio's total assets may be invested in the securities of any one issuer, and no more than 10% of the outstanding voting securities of such issuer may be held by the Portfolio, except that (a) up to 50% of the value of the Portfolio's total assets may be invested without regard to these limitations, provided that no more than 25% of the value of the Portfolio's total assets are invested in the securities of any one issuer (or two or more issuers which the Portfolio controls and which are engaged in the same or similar trades or businesses or related trades or businesses); (b) the foregoing limitations do not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities; and (c) a Portfolio will be considered to have violated these diversification requirements only if the noncompliance results from an acquisition of securities during the quarter and is not cured within 30 days after the end of the quarter.

     If a Portfolio's borrowings are in excess of 5% (excluding overdrafts) of its total net assets, additional portfolio purchases will not be made until the amount of such borrowing is reduced to 5% or less.

     With respect to the International, Large Cap Value, Small Capitalization Growth, Small Cap Equity, Strategic Equity, Large Cap 100, Large Cap Growth and Institutional International Portfolios, borrowings including reverse repurchase agreements and securities purchased on a when issued, delayed settlement or forward delivery basis may not exceed 33 1/3% of each Portfolio's total net assets.

     With respect to investment limitations (7) and (8), the Institutional International and International Portfolios may borrow money as a temporary measure for extraordinary or emergency purposes, enter into reverse repurchase agreements and purchase securities on a when-issued, delayed settlement or forward delivery basis, which activities may involve a borrowing, provided that the aggregate of such borrowings shall not exceed 33 1/3% of the value of each Portfolio's total assets (including the amount borrowed) less liabilities (other than borrowings) and may pledge up to 33 1/3% of the value of its total assets to secure borrowings.

     As a matter of policy which may be changed by the particular Fund's Board without shareholder approval, with respect to limitation (12), Portfolios other than the Government Cash Portfolio and the Tax-Exempt Cash Portfolio will not invest more than 25% of the value of their respective total assets in instruments issued by U.S. banks.

     In addition, with respect to investment limitation (12), (a) there is no limitation with respect to (i) instruments issued or guaranteed by the United States, any state, territory or possession of the United States, the District of Columbia or any of their authorities, agencies, instrumentalities or political subdivisions, and (ii) repurchase agreements secured by the instruments described in clause (i); (b) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents; and (c) utilities will be divided according to their services; for example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry.

     With regard to limitation (13), the purchase of securities of a corporation, a subsidiary of which has an interest in oil, gas or other mineral exploration or development programs shall not be deemed to be prohibited by the limitation.

     As a matter of fundamental policy which may not be changed without shareholder approval, the Tax-Exempt Cash Portfolio normally invests at least 80% of its net assets (including borrowings for investment purposes) in municipal obligations, which pay interest that is exempt from regular Federal income tax and Federal alternative minimum tax.

     As a matter of fundamental policy which may not be changed without shareholder approval, the Muni Intermediate and New Jersey Muni Portfolios each normally invest at least 80% of their net assets (including borrowings for investment purposes) in municipal obligations which pay interest that is exempt from regular Federal income tax, but may be subject to Federal alternative minimum tax.

     If a percentage restriction is adhered to at the time an investment is made, a later increase in percentage resulting from a change in value or assets will not constitute a violation of such restriction.

                             MANAGEMENT OF THE FUNDS

     Each Fund's officers, under the supervision of the particular Board, manage the day-to-day operations of the Fund. The Board members set broad policies for each Fund and choose its officers.

BOARD MEMBERS AND OFFICERS

     The following is a list of the Board members and officers of each of the Funds, their ages, their principal occupations during the past five years, the number of portfolios that they oversee in the Funds' complex, and other directorships they hold. Unless otherwise indicated below, the address of each Board member and officer is 200 Clarendon Street, Boston, Massachusetts 02116.

INDEPENDENT DIRECTORS/TRUSTEES(1)


                                                                                           NUMBER OF
                                                                     PRINCIPAL             PORTFOLIOS IN     OTHER
                                                  TERM OF OFFICE     OCCUPATIONS(S)        FUND COMPLEX      DIRECTORSHIPS
                              POSITIONS HELD      AND LENGTH OF      DURING PAST 5         OVERSEEN BY       HELD BY
NAME, ADDRESS AND AGE         WITH THE FUNDS      TIME SERVED*       YEARS                 DIRECTOR/TRUSTEE  DIRECTOR/TRUSTEE
---------------------------   -----------------   ----------------   -------------------   ----------------  ------------------
H. FRANKLIN ALLEN, D. PHIL.   Director of the     Director of the    Nippon Life           13                None
                              Glenmede Fund.      Glenmede Fund      Professor of
                                                  since March 1991.  Professor of
Age: 47                                           Finance, and       Economics;
                              Trustee of the      Trustee of the     Professor of
                              Glenmede            Glenmede           Finance and
                              Portfolios.         Portfolios since   Economics from
                                                  May 1992.          1990-1996; Vice
                                                                     Dean and Director
                                                                     of Wharton Doctoral
                                                                     Programs from
                                                                     1990-1993.
                                                                     Employed by The
                                                                     University of
                                                                     Pennsylvania since
                                                                     1980.

WILLARD S. BOOTHBY, JR.       Director of the     Director of the    Former Director,      13                None
                              Glenmede Fund.      Glenmede Fund      Penn Engineering &
Age: 82                                           since October      Manufacturing
                              Trustee of the      1988.              Corp.; Former
                              Glenmede            Trustee of the     Director of
                              Portfolios.         Glenmede           Georgia-Pacific
                                                  Portfolios since   Corp.; Former
                                                  May 1992.          Chairman and Chief
                                                                     Executive Officer
                                                                     Blyth Eastman
                                                                     Dillon & Co., Inc.;
                                                                     Former Managing
                                                                     Director of Paine
                                                                     Webber,

                                                                     Inc.; Former Chairman
                                                                     of U.S. Securities
                                                                     Industry
                                                                     Association.

FRANCIS J. PALAMARA           Director of the     Director of the    Former Chief          13                None
                              Glenmede Fund.      Glenmede Fund      Operating Officer
                                                  since October      of the New York
Age: 78                                           1988.              Stock Exchange;
                              Trustee of the                         Former Trustee of
                              Glenmede            Trustee of the     Gintel Fund; Former
                              Portfolios.         Glenmede           Director of XTRA
                                                  Portfolios since   Corporation; Former
                                                  May 1992.          Director and
                                                                     Executive Vice
                                                                     President--Finance
                                                                     of ARAMARK, Inc.



(1) Independent Directors/Trustees are those Directors/Trustees who are not "interested persons" of the Funds as defined in the Investment Company Act of 1940, as amended (the "1940 Act").

INTERESTED DIRECTORS/TRUSTEES(2)


                                                                                           NUMBER OF
                                                                     PRINCIPAL             PORTFOLIOS IN     OTHER
                                                  TERM OF OFFICE     OCCUPATIONS(S)        FUND COMPLEX      DIRECTORSHIPS
                              POSITIONS HELD      AND LENGTH OF      DURING PAST 5         OVERSEEN BY       HELD BY
NAME, ADDRESS AND AGE         WITH THE FUNDS      TIME SERVED*       YEARS                 DIRECTOR/TRUSTEE  DIRECTOR/TRUSTEE
---------------------------   -----------------   ----------------   -------------------   ----------------  ------------------
JOHN W. CHURCH, JR. (3)       Chairman and        Chairman and       Director of Girard    13                None
                              Director of the     Director of the    Partners LTD;
Age: 71                       Glenmede Fund.      Glenmede Fund      Retired, Executive
                                                  since October      Vice President and
                                                  1988.              Chief Investment
                              Chairman and                           Officer of Glenmede
                              Trustee of the      Chairman and       Trust from 1979 -
                              Glenmede            Trustee of the     1997.
                              Portfolios.         Glenmede
                                                  Portfolios since
                                                  May 1992.

G. THOMPSON PEW, JR. (4)      Director of the     Director of the    Director of Glenmede  13                None
                              Glenmede Fund.      Glenmede Fund      Trust; Former
                                                  since October      Director of Brown &
Age: 61                                           1988.              Glenmede Holdings,
                              Trustee of the                         Inc.; Former
                              Glenmede            Trustee of the     Director, Principal
                              Portfolios.         Glenmede           and Officer of
                                                  Portfolios since   Philadelphia
                                                  May 1992.          Investment Banking

                                                                     Co.; Former Director
                                                                     and Officer of
                                                                     Valley Forge
                                                                     Administrative
                                                                     Services Company.

(2) Interested Directors/Trustees are those Directors/Trustees who are "interested persons" of the Funds as defined in the 1940 Act.

(3) Mr. Church is deemed to be an "interested" Director/Trustee of the Funds because of his affiliation with a registered broker-dealer and his stock ownership in The Glenmede Corporation, of which Glenmede Advisers is a subsidiary.

(4) Mr. Pew is deemed to be an "interested" Director/Trustee of the Funds because of his affiliations with Glenmede Trust and his stock ownership in The Glenmede Corporation, of which Glenmede Advisers is a subsidiary.

* Each Director of Glenmede Fund holds office until the earliest of (i) the next meeting of shareholders, if any, called for the purpose of considering the elecion or re-election of such Director and until the election and qualification of his/her successor, if any, elected at such meeting, or
     (ii) the date he or she dies, resigns or retires, or is removed by the Board of Directors or shareholders. Each Trustee of Glenmede Portfolios holds office until the earliest of (i) the termination of the Glenmede Portfolios, or (ii) the date he or she, resigns or retires, or is removed by the Board of Trustees or shareholders.




OFFICERS


                                                   TERM OF OFFICE AND
                              POSITIONS HELD       LENGTH OF TIME
NAME, ADDRESS AND AGE         WITH THE FUNDS       SERVED**                PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
---------------------------   ------------------   ---------------------   --------------------------------------------------
MARY ANN B. WIRTS             President and        President of the        First Vice President and Co-Managing Director of
One Liberty Place             Treasurer of the     Funds since December    Investment Products Management of Glenmede Trust
1650 Market Street, Suite     Funds.               1997.                   and Glenmede Advisers.  Employed by Glenmede Trust
1200                                               Treasurer of the        since 1982 and Glenmede Advisers since 2000.
Philadelphia, PA  19103                            Funds since December
                                                   2002.
Age: 52

KIMBERLY C. OSBORNE           Executive Vice       Executive Vice          Vice President of Glenmede Trust and Glenmede
One Liberty Place             President of the     President of the        Advisers.  Employed by Glenmede Trust since 1993
1650 Market Street, Suite     Funds.               Funds since December    and Glenmede Advisers since 2000.
1200                                               1997.
Philadelphia, PA  19103

Age: 38

MICHAEL P. MALLOY             Secretary of the     Secretary of the        Partner in the law firm of Drinker Biddle & Reath
One Logan Square              Funds.               Funds since January     LLP.
18th and Cherry Streets                            1995.
Philadelphia, PA 19103-6996

Age: 44

JEFFREY J. GABOURY            Assistant            Assistant Treasurer     Director, Investors Bank & Trust Company since
200 Clarendon Street          Treasurer of the     of the Funds  since     1996.
Boston, MA 02116              Funds.               October 2001.

Age: 35

JILL GROSSBERG                Assistant            Assistant Secretary     Director and Counsel, Investors Bank & Trust
200 Clarendon Street          Secretary of the     of the Funds since      Company since 2000; Associate Counsel, Putnam
Boston, MA 02116              Funds.               October 2001.           Investments, Inc. (1995-2000).

Age: 57


** Each officer is elected by the respective Board and holds office for the term of one year and until his or her successor is duly elected and qualified, or until he or she dies, resigns, is removed, or becomes disqualified.

STANDING BOARD COMMITTEES

     Messrs. Allen, Boothby, Church, Palamara and Pew are members of the Audit and Valuation Committees of the Boards. The Audit Committees operate under a written charter approved by the Boards. The purposes of the Audit Committees include overseeing the accounting and financial reporting processes of the Funds and the audits of the Funds' financial statements. Accordingly, the Committees assist the Boards in their oversight of (i) the integrity of the Funds' financial statements; (ii) the independent accountants' qualifications and independence; and (iii) the performance of the Funds' internal audit function and independent accountants. The Audit Committees convened two times during the fiscal year ended October 31, 2003. The Glenmede Fund Valuation Committees determine, in consultation with the Funds' administrator and advisors, the fair value of certain securities pursuant to procedures adopted by the Boards. The Valuation Committees did not convene during the fiscal year ended October 31, 2003.

     Messrs. Allen, Boothby and Palamara are members of the Nominating Committees of the Boards. The Funds' Nominating Committees, among other things, nominate persons to fill vacancies on the Boards. The Nominating Committees will consider nominees recommended by shareholders. Recommendations should be submitted to the Committees in care of the Funds' Secretary. The Nominating Committees did not convene during the fiscal year ended October 31, 2003.




DIRECTOR/TRUSTEE OWNERSHIP OF FUND SHARES

The following table shows the Directors'/Trustees' ownership of each series of each Fund and in all series of the Funds overseen by the Directors/Trustees, as of December 31, 2003.


                                                                                   AGGREGATE DOLLAR RANGE
                                                                                   OF EQUITY SECURITIES IN
                                                                                   ALL SERIES OF THE FUNDS
                              DOLLAR RANGE OF EQUITY SECURITIES IN EACH SERIES OF  (REGISTERED INVESTMENT
NAME OF DIRECTOR/TRUSTEE      EACH FUND                                            COMPANIES)
--------------------------    ---------------------------------------------------  --------------------------
H. Franklin Allen             None                                                 None

Willard S. Boothby, Jr.                                                            Over $100,000
                              Tax-Exempt Cash           Over $100,000
                              Portfolio

Francis J. Palamara                                                                Over $100,000
                              Government Cash           Over $100,000
                              Portfolio

                              Core Fixed Income         Over $100,000
                              Portfolio
                              Small Capitalization
                              Growth Portfolio          $1-$10,000
                              International Portfolio   Over $100,000

Interested
Directors/Trustees
John W. Church, Jr.                                                                Over $100,000
                              Large Cap Value           Over $100,000
                              Portfolio
                              International Portfolio   $50,001-$100,000
                              Small Cap Equity          $50,001-$100,000
                              Portfolio- Advisor
                              Shares

G. Thompson Pew, Jr.                                                               Over $100,000
                              Government Cash
                              Portfolio                 $1-$10,000
                              International Portfolio
                                                        $10,001-$50,000
                              Large Cap Value           $10,001-$50,000
                              Portfolio
                              Small Capitalization
                              Growth Portfolio          $1-$10,000
                              Strategic Equity
                              Portfolio
                              Tax-Exempt Cash
                              Portfolio                 $10,001-$50,000


REMUNERATION OF BOARD MEMBERS

     The Glenmede Fund pays each Board member, other than officers of the advisors, an annual fee of $14,000 plus $1,250 for each Board meeting attended and out-of-pocket expenses incurred in attending Board meetings. The Glenmede Portfolios pays each Board member, other than officers of the advisors, an annual fee of $1,000 per year and out-of-pocket expenses incurred in attending Board meetings. Board members receive no compensation as members of the Audit, Valuation or Nominating Committees. Officers of the Funds receive no compensation as officers from the Funds.

     Set forth in the table below is the compensation received by Board members for the fiscal year ended October 31, 2003.


                                                                       PENSION OR
                                                                       RETIREMENT       ESTIMATED
                                   AGGREGATE        AGGREGATE           BENEFITS          ANNUAL           TOTAL
                                 COMPENSATION     COMPENSATION           TOTAL           BENEFITS      COMPENSATION
          NAME OF                    FROM         FROM GLENMEDE        PART OF THE         UPON          FROM THE
     PERSON, POSITION            GLENMEDE FUND     PORTFOLIOS        FUNDS' EXPENSE     RETIREMENT         FUNDS
     ----------------           --------------    -------------      --------------     ----------     ------------
H. FRANKLIN ALLEN, PH.D.,          $ 16,000          $ 1,000              None             None          $ 17,000
DIRECTOR/TRUSTEE

WILLARD S. BOOTHBY, JR.,           $ 17,145          $ 1,015              None             None          $ 18,160
DIRECTOR/TRUSTEE

JOHN W. CHURCH, JR.,               $ 16,000          $ 1,000              None             None          $ 17,000
DIRECTOR/TRUSTEE

FRANCIS J. PALAMARA,               $ 22,156          $ 1,082              None             None          $ 23,238
DIRECTOR/TRUSTEE

G. THOMPSON PEW, JR.,              $ 15,773          $ 1,013              None             None          $ 16,786
DIRECTOR/TRUSTEE


CODE OF ETHICS

     The Funds, the advisors and the sub-advisors have each adopted codes of ethics that permit personnel subject to the codes to invest in securities including securities that may be purchased or held by each Fund.

PROXY VOTING PROCEDURES

     The Funds have delegated proxy voting responsibilities to the advisor and sub-advisors, as applicable, subject to the Boards' general oversight. In delegating proxy responsibilities, the Boards have directed that proxies be voted consistent with the Funds' and their shareholders best interests and in compliance with all applicable proxy voting rules and regulations. The advisor and sub-advisors have adopted their own proxy voting policies and guidelines for this purpose (collectively, the "Proxy Voting Procedures"). The Proxy Voting Procedures address, among other things, material conflicts of interest that may arise between the interests of the Funds and the interests of the advisor, sub-advisors and their affiliates. The Proxy Voting Procedures are provided in Appendix B of this SAI.




                     INVESTMENT ADVISORY AND OTHER SERVICES

INVESTMENT ADVISORS AND SUB-ADVISORS


     Glenmede Advisers, with principal offices at One Liberty Place, 1650 Market Street, Suite 1200, Philadelphia, Pennsylvania 19103, currently serves as the investment advisor to the International Portfolio, Large Cap Value Portfolio, Small Cap Equity Portfolio, Strategic Equity Portfolio, Large Cap 100 Portfolio, Large Cap Growth Portfolio, Small Capitalization Growth Portfolio, Government Cash Portfolio, Tax-Exempt Cash Portfolio, Core Fixed Income Portfolio, Muni Intermediate Portfolio and New Jersey Muni Portfolio. Glenmede Advisers became the investment advisor to the Portfolios on September 1, 2000. Prior thereto, investment advisory services were provided by Glenmede Trust. As of September 1, 2000, Glenmede Advisers assumed all rights and obligations of Glenmede Trust under the Portfolios' Investment Advisory Agreement, and Glenmede Trust guaranteed all obligations incurred by Glenmede Advisers in connection with those agreements. As of December 31, 2003, Glenmede Advisers and its affiliated companies had over $14.2 billion in assets in the accounts for which they serve in various capacities including as executor, trustee or investment advisor.


     The Advisory Agreements will continue in effect from year to year provided their continuance is approved annually (i) by the holders of a majority of each Portfolio's outstanding voting securities or by the Board and (ii) by a majority of the Directors/Trustees who are not parties to each Advisory Agreement or interested persons of any such party. Each Advisory Agreement may be terminated on 60 days' written notice by any such party and will terminate automatically if assigned

     The names and position with Glenmede Advisers of the principal executive officers and each director of Glenmede Advisers are as follows. The address for each is c/o Glenmede Advisers, One Liberty Place, 1650 Market Street, Suite 1200, Philadelphia, PA 19103.


NAME                          POSITION WITH GLENMEDE ADVISERS
----                          -------------------------------
Albert E. Piscopo              Director, President and Chief Executive Officer

James R. Belanger              Director, First Vice President, Corporate Counsel and Corporate Secretary

Laura Williamson               Director, First Vice President, Chief Financial Officer and Treasurer

Mary Ann B. Wirts              Director and First Vice President

Gordon Fowler                  Senior Vice President

Robert J. Mancuso              First Vice President

Stephen J. Mahoney             First Vice President

Stephen R. Point               First Vice President

Anthony K. Iuliano             First Vice President

Laura A. LaRosa                First Vice President

George F. Foley                First Vice President

Vladimir de Vassal             First Vice President

Kimberly C. Osborne            Vice President

Rosemarie J. Kane              Vice President

Scott W. McGough               Vice President

Christopher J. Colarik         Vice President

Eric H. Hagar                  Vice President

John R. Kichula                Vice President

Cynthia Axelrod                Vice President

Andrew E. Fulton               Vice President

R. Bradford Hoopman            Vice President

John Thomas                    Vice President

Paul T. Sullivan               Vice President

Anthony W. Godonis             Vice President

Michael C. Crow                Investment Officer


     Glenmede Advisers is a wholly-owned subsidiary of Glenmede Trust. Glenmede Trust, a limited purpose trust company chartered in 1956, provides fiduciary and investment services to endowment funds, foundations, employee benefit plans and other institutions and individuals. Glenmede Trust is a wholly-owned subsidiary of Glenmede Corporation. Glenmede Trust and Glenmede Corporation are located at One Liberty Place, 1650 Market Street, Suite 1200, Philadelphia, Pennsylvania 19103.


     Philadelphia International Advisors LP ("Philadelphia International"), is the investment advisor to the Institutional International Portfolio and the sub-advisor to the International Portfolio. Philadelphia International became the advisor the Institutional International Portfolio and the sub-advisor to the International Portfolio effective January 1, 2002. From September 1, 2000 through December 31, 2001, investment advisory services for the Institutional International Portfolio and the International Portfolio were provided by Glenmede Advisers. Prior to September 1, 2000, investment advisory services for the Institutional International Portfolio and the International Portfolio were provided by Glenmede Trust. The address of Philadelphia International is One Liberty Place, 1650 Market Street, Suite 1200, Philadelphia, PA 19103. Philadelphia International was created to provide investment advisory services related to international equity investments. As of December 31, 2003, Philadelphia International had approximately $4.3 billion of assets under management. The partners in Philadelphia International and their respective interests in the partnership as of December 31, 2003 are as follows:


   NAME*                          OWNERSHIP STATUS
   -----                          ----------------
   Glenmede Trust                 Limited Partner

   Philadelphia International     General Partner
   Partners LP**

  * The primary business address of each person is One Liberty Place, 1650 Market Street, Suite 1200, Philadelphia, PA 19103.

** Andrew B. Williams and James S. Lobb are the limited partners in Philadelphia International Partners LP. AB Williams Company LLC is the general partner in Philadelphia International Partners LP.

PRINCIPAL EXECUTIVE OFFICERS OF PHILADELPHIA INTERNATIONAL

   NAME*                          POSITIONS AND OFFICES WITH PHILADELPHIA INTERNATIONAL
   -----                          -----------------------------------------------------
   Andrew B. Williams             President, Chief Executive Officer and Chief Investment Officer

   James S. Lobb                  Director of Sales and Client Services

* The principal business address of each person is One Liberty Place, 1650 Market Street, Suite 1200, Philadelphia, PA 19103.


     A sub-advisor to the Small Capitalization Growth Portfolio, Winslow Capital Management, Inc. ("Winslow Capital"), was founded in 1992 to manage a limited number of growth equity portfolios for corporations, endowments, foundations, public funds and other institutions. The firm is 78.9% employee owned. These employee-shareholders also act as the firm's Board of Directors and their respective interests in the firm at December, 2003 are as follows:



                       NAME                     PERCENT OF OWNERSHIP
                       ----                     --------------------
                 Clark J. Winslow                      59.0%
                 R. Bart Wear, CFA                      9.6%
                 Joseph J. Docter, CFA                  7.1%
                 Jean A. Baillon                        3.2%
                                                    --------
                 TOTAL                                 78.9%



     A sub-advisor to the Small Capitalization Growth Portfolio, Sterling Johnston Capital Management, L.P. ("Sterling Johnston") is an independent Securities and Exchange Commission-registered investment adviser owned 100% by its employees. Sterling Johnston became a sub-advisor to a portion of the Small Capitalization Growth Portfolio effective August 1, 2003. Prior to August 1, 2003, the portion of the Portfolio currently managed by Sterling Johnston was managed by TCW Investment Management Company ("TCW"). Sterling Johnston was founded in 1985 as Sterling Financial Group, Inc. by Scott Sterling Johnston. Mr. Johnston is Sterling Johnston's Chairman and Chief Investment Officer. The partners in Sterling Johnston and their respective interests in the partnership as of January 1, 2004 are as follows:



       NAME*                                         OWNERSHIP STATUS
       -----                                         ----------------
       Sterling Johnston Capital                      General Partner
       Management, Inc.**
       Scott Sterling Johnston                        Limited Partner
       Marc T. Patten                                 Limited Partner
       Timothy D. Chatard                             Limited Partner
       Kurt M. Kroger                                 Limited Partner
       Stephen C. Wagstaff
       Samantha Test                                  Limited Partner
       Paul Leung                                     Limited Partner
       Simon Hwang                                    Limited Partner
       Peter T. Nowell                                Limited Partner
                                                      Limited Partner


     * The primary business address of each person is 50 California Street, Suite 3325, San Francisco, CA 94111.

     ** Scott Sterling Johnston is the President of Sterling Johnston Capital Management, Inc.

     As noted in the Prospectuses, Glenmede Advisers does not receive any fee from the Government Cash, Tax-Exempt Cash, Core Fixed Income, International, Strategic Equity, Large Cap Value, Muni Intermediate and New Jersey Muni Portfolios for its investment services.


     Glenmede Advisers is entitled to receive a fee from the Small Cap Equity Portfolio for its investment services, calculated daily and payable monthly, at an annual rate of .55% of the Portfolio's average daily net assets. For the fiscal years ended October 31, 2003, October 31, 2002 and October 31, 2001, the Small Cap Equity Portfolio paid Glenmede Advisers advisory fees of $1,455,770, $1,449,702 and $1,402,625, respectively.


     Glenmede Advisers is entitled to receive a fee from the Large Cap 100 Portfolio for its investment services, calculated daily and payable monthly, at an annual rate of .55% of the Portfolio's average daily net assets. Glenmede Advisers is entitled to receive a fee from the Large Cap Growth Portfolio for its investment services, calculated daily and payable monthly, at an annual rate of .55% of the Portfolio's average daily net assets. For the fiscal year ended October 31, 2003, no advisory fees were paid by the Large Cap 100 or Large Cap Growth Portfolios because they had not commenced operations.


     Philadelphia International is entitled to receive a fee from the Institutional International Portfolio for its services, calculated daily and payable monthly, at the annual rate of .75% of the Portfolio's average daily net assets. Philadelphia International has agreed to waive its fees to the extent necessary to ensure that the Institutional International Portfolio's annual total operating expenses do not exceed 1.00% of average net assets. It was not necessary for Philadelphia International, Glenmede Advisers or Glenmede Trust to waive their fees the fiscal years ended October 31, 2003, October 31, 2002 and October 31, 2001. For the fiscal year ended October 31, 2003, the Institutional International Portfolio paid Philadelphia International an advisory fee of $2,269,032. For the period January 1, 2002 to October 31, 2002, the Institutional International Portfolio paid Philadelphia International an advisory fee of $1,862,944. For the period November 1, 2001 to December 31, 2001 and for the fiscal year ended October 31, 2001, the Institutional International Portfolio paid Glenmede Advisers advisory fees of $360,352 and $2,171,132, respectively.

     Glenmede Advisers is entitled to receive a fee from the Small Capitalization Growth Portfolio for its services, calculated daily and payable monthly, at the annual rate of .25% of the Portfolio's average daily net assets, and each of the Portfolio's sub-advisors is entitled to receive a fee from the Small Capitalization Growth Portfolio for its services, calculated daily and payable monthly, at the annual rate of .60% of that portion of the Portfolio's average daily net assets that the sub-advisor manages. For the fiscal years ended October 31, 2003, October 31, 2002 and October 31, 2001, the Small Capitalization Growth Portfolio paid Glenmede Advisers advisory fees of $215,495, $253,735 and $341,702, respectively. For the fiscal years ended October 31, 2003, October 31, 2002 and October 31, 2001, the Small Capitalization Growth Portfolio paid Winslow sub-advisory fees of $317,727, $358,661 and $454,388, respectively. For the period from August 1, 2003 through October 31, 2003, the Small Capitalization Growth Portfolio paid Sterling Johnston sub-advisory fees of $59,123. For the period from November 1, 2002 through July 31, 2003 and the fiscal years ended October 31, 2002 and October

31, 2001, the Small Capitalization Growth Portfolio paid TCW sub-advisory fees of $119,628, $249,963 and $365,696, respectively.


     Additionally, many shareholders in the Portfolios are clients of Glenmede Trust or an Affiliate and, as clients, pay fees which vary depending on the capacity in which Glenmede Trust or Affiliate provides fiduciary and investment services to the particular client. Such services may include personal trust, estate settlement, advisory and custodian services. For example, for advisory services, Glenmede Trust charges its clients up to 1% on the first $2 million of principal .60% on the next $3 million of principal and .50% on the next $5 million of principal. For accounts in excess of $10 million of principal, the fee would be determined by special analysis.

APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS


     At a meeting held on September 10, 2003, each Fund's Board, including the independent Board members, approved the continuation of the respective investment advisory agreements with Glenmede Advisers and Philadelphia International and sub-advisory agreements with Winslow Capital and Philadelphia International with respect to each Portfolio for an additional one-year period (the investment advisory and sub-advisory agreements are hereinafter collectively referred to as the "Advisory Agreements"). In approving the continuation of the Advisory Agreements, the Boards reviewed and considered, among other items: (1) a memorandum from independent counsel setting forth the Boards' fiduciary duties and responsibilities under the 1940 Act and Maryland law and the factors the Boards should consider in their evaluation of the Advisory Agreements; (2) a report comparing the performance of each Portfolio to the performance of its applicable indices; and (3) a Lipper report comparing each Portfolio's advisory fees and expenses to those of its peer group. The Boards also discussed and considered, with the assistance of independent counsel, reports of and presentations by each investment advisor and sub-advisor that described: (1) the nature and quality of the advisory services provided to the Portfolio; (2) descriptions of the experience and qualifications of the personnel providing those services; (3) its investment philosophy and process;
(4) its assets under management and client description; (5) the current advisory fee arrangement with the Fund; (6) compliance procedures; and (7) its financial information and profitability analysis related to providing advisory services to the Portfolio. The Boards also considered reports on the advisors' brokerage allocations and soft-dollar commission practices, as well as information on the types of research and services obtained in connection with soft dollar commissions. Additional information on soft dollar arrangements and commissions is contained under "Portfolio Transactions."


     After discussion, the Boards concluded that Glenmede Advisers and Philadelphia International each had the capabilities, resources and personnel necessary to manage their respective Portfolios. The Boards further concluded that based on the services that Glenmede Advisers and Philadelphia International provide to the Portfolios under their individual management pursuant to their respective investment advisory agreements and the expenses incurred by each of them in the performance of such services, the compensation, if any, payable to Glenmede Advisers and Philadelphia International was fair and equitable. Additionally, the Glenmede Fund Board concluded that Philadelphia International and Winslow Capital each had the capabilities, resources and personnel necessary to sub-advise their respective Portfolios, and that based on the services that Winslow Capital provides to the Small Capitalization Growth Portfolio pursuant to the sub-advisory agreement, the compensation payable to Winslow Capital was fair and equitable. (Philadelphia International does not receive compensation for its services as sub-advisor to the International Portfolio.) Based upon such information as it considered necessary to the exercise of its reasonable business judgment, the Boards concluded unanimously that it was in the best interests of the Funds to renew each investment advisory agreement with Glenmede Advisers and Philadelphia International, respectively, and to renew each sub-advisory agreement with Philadelphia International and Winslow Capital, respectively.

     At a meeting held on June 26, 2003, the Board of Directors of the Glenmede Fund approved the sub-advisory agreement with Sterling Johnston with respect to the Small Capitalization Growth Portfolio (hereinafter referred to as the "Sterling Johnston Agreement") and voted to recommend its approval by the Portfolio's shareholders. In determining whether to approve the Sterling Johnston Agreement and to recommend its approval to the shareholders, a majority of the Board, including all of the Disinterested Directors, reviewed information relating to the management style and past performance record of Sterling Johnston. The Board also considered, among other things: (1) a memorandum from independent counsel setting forth the Board's fiduciary duties and responsibilities under the 1940 Act and Maryland law and the factors the Board should consider in their evaluation of the Sterling Johnston Agreement; and (2) a report by Sterling Johnston that described: (i) the nature and quality of the advisory services to be provided to the Portfolio; (ii) descriptions of the experience and qualifications of the personnel who would provide those services;
(iii) its investment philosophy and process; (iv) its assets under management and client description; (v) its soft dollar commission and trade allocation policies; (vi) the proposed sub-advisory fee arrangement with the Company; (vii) its compliance procedures, code of ethics and proxy voting policy; and (viii) its financial information and profitability analysis related to providing sub-advisory services to the Portfolio. The Board also discussed a report prepared by Lipper Inc. comparing the Portfolio's advisory fees and expenses to those charged by other similar funds. After consideration of the above factors, and such other factors and information it considered relevant, the Board concluded that Sterling Johnston had the capabilities, resources and personnel necessary to sub-advise the Portfolio. Consideration was given to the representations of the Advisor and Sterling Johnston that Sterling Johnston has achieved strong relative performance managing small cap growth investments with a style discipline compatible with the Portfolio's and complementary to Winslow Capital's. The Board also determined that the compensation payable to Sterling Johnston was fair and equitable. In reaching this conclusion, the Board considered that the terms of the Sterling Johnston Agreement are substantively the same in all material respects as those of the Portfolio's agreement with its former sub-advisor, TCW, and that the compensation payable to Sterling Johnston would be the same as the compensation previously payable to TCW. On July 31, 2003, shareholders approved the Sterling Johnston Agreement.


     At a meeting held on December 10, 2003, the Board of Directors of the Glenmede Fund approved the investment advisory agreements with Glenmede Advisers with respect to the Large Cap 100 and Large Cap Growth Portfolios (hereinafter referred to as the "Large Cap Agreements"). In determining whether to approve the Large Cap Agreements the Glenmede Fund's Board of Directors reviewed and considered, among other items: (1) a memorandum from independent counsel setting forth the Board's fiduciary duties and responsibilities under the 1940 Act and Maryland law and the factors the Board should consider in their evaluation of the Large Cap Agreements; (2) a presentation and report by Glenmede Advisers describing: (i) the nature and quality of the advisory services to be provided to the Portfolios; (ii) the experience and qualifications of the personnel who would provide those services; (iii) its proposed investment philosophy and process for the Portfolios; (iv) the proposed advisory fee arrangements; (v) comparative historic performance of Glenmede Adviser's similarly managed large cap accounts; and (3) a report prepared by Lipper Inc. comparing the Portfolios' proposed advisory fees and expenses to those charged by other similar funds. After consideration of the above factors, and such other factors and information it considered relevant, the Board concluded that Glenmede Advisers had the capabilities, resources and personnel necessary to provide investment advisory services to the Portfoliosand that the compensation payable to Glenmede Advisers was fair and equitable.


TRANSFER AGENT, DIVIDEND PAYING AGENT, CUSTODIAN AND ADMINISTRATOR

     Investors Bank & Trust Company ("IBT"), 200 Clarendon Street, Boston, MA 02116, has served as the Funds' transfer agent, dividend paying agent, custodian and administrator since September 1, 2001.

     For its services, IBT is entitled to receive fees from the Funds based on a percentage of the daily net assets of all Portfolios of the Funds, which is allocated to each Portfolio based on its relative net assets.


     For the fiscal year ended October 31, 2003, the Funds paid IBT fees of $331,339 for the Government Cash Portfolio, $408,815 for the Tax-Exempt Cash Portfolio, $129,047 for the Core Fixed Income Portfolio, $646,430 for the International Portfolio, $60,010 for the Strategic Equity Portfolio, $187,754 for the Small Cap Equity Portfolio, $15,120 for the Large Cap Value Portfolio, $26,092 for the Muni Intermediate Portfolio, $24,545 for the New Jersey Muni Portfolio, $219,783 for the Institutional International Portfolio, and $74,956 for the Small Capitalization Growth Portfolio. For the fiscal year ended October 31, 2003, no fees were paid to IBT for the Large Cap 100 or Large Cap Growth Portfolios because they had not yet commenced operations.


     For the fiscal year ended October 31, 2002, the Funds paid IBT fees of $291,259 for the Government Cash Portfolio, $381,033 for the Tax-Exempt Cash Portfolio, $116,364 for the Core Fixed Income Portfolio, $847,949 for the International Portfolio, $75,480 for the Strategic Equity Portfolio, $187,163 for the Small Cap Equity Portfolio, $13,506 for the Large Cap Value Portfolio, $23,382 for the Muni Intermediate Portfolio, $36,877 for the New Jersey Muni Portfolio, $208,082 for the Institutional International Portfolio, and $82,549 for the Small Capitalization Growth Portfolio.

     For the period September 1, 2001 to October 31, 2001, the Funds paid IBT fees of $38,881 for the Government Cash Portfolio, $52,072 for the Tax-Exempt Cash Portfolio, $16,672 for the Core Fixed Income Portfolio, $117,192 for the International Portfolio, $11,890 for the Strategic Equity Portfolio, $23,880 for the Small Cap Equity Portfolio, $1,338 for the Large Cap Value Portfolio, $1,596 for the Muni Intermediate Portfolio, $1,859 for the New Jersey Muni Portfolio, $25,769 for the Institutional International Portfolio, and $10,537 for the Small Capitalization Growth Portfolio.

     From 1995 to August 30, 2001, Investment Company Capital Corporation ("ICCC"), One South Street, Baltimore MD 21202, served as the Funds' administrator, transfer agent and dividend paying agent. For the period November 1, 2000 to August 31, 2001, the Funds paid ICCC fees of $143,634 for the Government Cash Portfolio, $158,045 for the Tax-Exempt Cash Portfolio, $50,893 for the Core Fixed Income Portfolio, $436,630 for the International Portfolio, $45,057 for the Strategic Equity Portfolio, $76,892 for the Small Cap Equity Portfolio, $4,605 for the Large Cap Value Portfolio, $4,648 for the Muni Intermediate Portfolio, $5,442 for the New Jersey Muni Portfolio, $87,914 for the Institutional International Portfolio, and $42,999 for the Small Capitalization Growth Portfolio.

     SHAREHOLDER SERVICES PLAN


     Glenmede Portfolios has adopted a Shareholder Servicing Plan effective January 1, 1995, and most recently amended effective January 1, 2004, and Glenmede Fund has adopted an Amended and Restated Shareholder Servicing Plan effective January 1, 1998, and most recently amended effective January 1, 2004 (collectively the "Plans"), under which the Funds may pay a fee to broker/dealers, banks and other financial institutions (including Glenmede Trust and its affiliates) that are dealers of record or holders of record or which have a servicing relationship ("Servicing Agents") with the beneficial owners of shares in any of the Portfolios. As of the date of this Statement of Additional Information, the Institutional International Portfolio is not subject to the Plans and, accordingly, pays no shareholder servicing fees. Under the Plans, Servicing Agents enter into Shareholder Servicing Agreements (the "Agreements") with the Funds. Pursuant to such Agreements, Servicing Agents provide shareholder support services to their clients ("Customers") who beneficially own shares of the Portfolios. The fee, which is at an annual rate of .05% for the International Portfolio and the Institutional Shares of the Small Cap Equity Portfolio, .10% for the Government Cash Portfolio, Tax-Exempt Cash Portfolio and Core Fixed Income Portfolio, .15% for the Muni Intermediate Portfolio and New Jersey Muni Portfolio, .20% for the Strategic Equity Portfolio, Large Cap Value Portfolio, Large Cap 100 Portfolio and Large Cap Growth Portfolio, and .25% for the Small Capitalization Growth Portfolio and the Advisor Shares of the Small Cap Equity Portfolio, is computed monthly and is based on the average daily net assets of the shares beneficially owned by Customers of such Servicing Agents. All expenses incurred by the Portfolios in connection with the Agreements and the implementation of the Plans shall be borne entirely by the holders of the shares of the particular Portfolio involved and will result in an equivalent increase to each Portfolio's Total Annual Portfolio Operating Expenses.


     The services provided by the Servicing Agents under the Agreements may include aggregating and processing purchase and redemption requests from Customers and transmitting purchase and redemption orders to the transfer agent; providing Customers with a service that invests the assets of their accounts in shares pursuant to specific or pre-authorized instructions; processing dividend and distribution payments from the Funds on behalf of Customers; providing information periodically to Customers showing their positions; arranging for bank wires; responding to Customers' inquiries concerning their investments; providing sub-accounting with respect to shares beneficially owned by Customers or the information necessary for sub-accounting; if required by law, forwarding shareholder communications (such as proxies, shareholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices) to Customers; and providing such other similar services as may be reasonably requested.


     Glenmede Trust has entered into an Agreement with the Funds and provides shareholder support services to their clients who beneficially own shares of certain Portfolios listed below. Shareholder servicing fees paid to Glenmede Trust for the fiscal year ended October 31, 2003 for the Government Cash, Tax-Exempt Cash, Core Fixed Income, Muni Intermediate, New Jersey Muni, Strategic Equity, International, Small Cap Equity, Large Cap Value and Small Capitalization Growth Portfolios were $266,018, $314,530, $96,350, $10,854, $10,067, $43,818, $481,894, $576,693, $9,126, and $215,495,
respectively. For the fiscal year ended October 31, 2003, the Large Cap 100 and Large Cap Growth Portfolios did not have any shares issued or outstanding.


     Shareholder servicing fees paid to Glenmede Trust for the fiscal year ended October 31, 2002 for the Government Cash, Tax-Exempt Cash, Core Fixed Income, Muni Intermediate, New Jersey Muni, Strategic Equity, International, Small Cap Equity, Large Cap Value and Small Capitalization Growth Portfolios were $240,109, $297,698, $88,831, $9,584, $9,884, $56,301, $604,690, $591,238,
$7,772, and $253,635, respectively.

     Shareholder servicing fees paid to Glenmede Trust for the fiscal year ended October 31, 2001 for the Government Cash, Tax-Exempt Cash, Core Fixed Income, Muni Intermediate, New Jersey Muni, Strategic Equity, International, Small Cap Equity, Large Cap Value and Small Capitalization Growth Portfolios were $225,727, $254,272, $85,153, $7,838, $9,174, $72,899, $708,213, $576,865,
$7,556, and $341,161, respectively.

DISTRIBUTOR

     Shares of the Funds are distributed continuously and are offered without a sales load by Quasar Distributors, LLC ("Quasar Distributors"), 615 East Michigan Street, Milwaukee, WI 53202, pursuant to Distribution Agreements between the Funds and Quasar Distributors. Quasar Distributors receives no fee from the Funds for its distribution services.

INDEPENDENT ACCOUNTANTS


     PricewaterhouseCoopers LLP, 125 High Street, Boston, Massachusetts 02110, serves as the Funds' independent accountants and will audit their financial statements annually.


COUNSEL

     Drinker Biddle & Reath LLP, One Logan Square, 18th and Cherry Streets, Philadelphia, Pennsylvania 19103-6996, serves as counsel to the Funds.

REPORTS

     Shareholders receive unaudited semi-annual financial statements and audited annual financial statements.

                             PORTFOLIO TRANSACTIONS

     The Investment Advisory Agreements and the Sub-Advisory Agreements authorize the advisors, and the sub-advisors (Small Capitalization Growth and International Portfolios), to select the brokers or dealers that will execute the purchases and sales of investment securities for each of the Portfolios and direct an advisor or sub-advisor to use its best efforts to obtain the best available price and most favorable execution with respect to all transactions for the Portfolios. Each advisor or sub-advisor may, however, consistent with the interests of a Portfolio, select brokers on the basis of the research, statistical and pricing services they provide to a Portfolio. Information and research received from such brokers will be in addition to, and not in lieu of, the services required to be performed by an advisor or sub-advisor under each Investment Advisory Agreement and each Sub-Advisory Agreement. A commission paid to such brokers may be higher than that which another qualified broker would have charged for effecting the same transaction, provided that such commissions are paid in compliance with the Securities Exchange Act of 1934, as amended, and that the advisor or sub-advisor of the Portfolio determines in good faith that such commission is reasonable in terms either of the transaction or the overall responsibility of the advisor or sub-advisor to a Portfolio and the advisor's or sub-advisor's other clients.


     The Funds are required to identify any securities of their regular brokers or dealers (as defined in Rule 10b-1 under the 1940 Act) or their parents that the Portfolios have acquired during the Funds' most recent fiscal year. During the fiscal year ended October 31, 2003, the International, Institutional International, Small Capitalization Growth, Government Cash, Core Fixed Income, Strategic Equity, Small Cap Equity and Large Cap Value Portfolios acquired and sold securities of their regular broker/dealers. At October 31, 2003, the International Portfolio held IBT debt securities with a value of $44,413,314. At October 31, 2003, the Institutional International Portfolio held IBT debt securities with a value of $8,815,594. At October 31, 2003, the Small Capitalization Growth Portfolio held IBT debt securities with a value of $3,094,116. At October 31, 2003, the Government Cash Portfolio held Bear Stearns & Co., Inc. debt securities with a value of $123,000,000 and Merrill Lynch, Inc. debt securities with a value of $25,951,673. At October 31, 2003, the Core Fixed Income Portfolio held Merrill Lynch, Inc. debt securities with a value of $18,200,000; Citigroup, Inc. debt securities with a value of $5,816,965; Morgan Stanley Dean Witter & Co. debt securities with a value of $5,418,810; Goldman Sachs & Co. debt securities with a value of $4,828,270 and IBT debt securities with a value of $49,377. At October 31, 2003, the Strategic Equity Portfolio held IBT debt securities with a value of $1,232,783; Citigroup, Inc. equity securities with a value of $1,713,747 and Goldman Sachs & Co. equity securities with a value of $1,434,322. At October 31, 2003, the Small Cap Equity Portfolio held IBT debt securities with a value of $3,650,516. At October 31, 2003, the Large Cap Value Portfolio held Citigroup, Inc. equity securities with a value of $810,919; Lehman Brothers Holding, Inc. equity securities with a value of $325,800; Morgan Stanley Dean Witter & Co. equity securities with a value of $289,439 and IBT debt securities with a value of $877,035.

     During the fiscal year ended October 31, 2003, the Strategic Equity, International, Small Cap Equity, Large Cap Value, Institutional International Portfolios and Small Capitalization Growth Portfolio paid $204,830, $2,398,277, $894,721, $77,996, $840,215 and $584,839 in brokerage commissions, respectively. During the fiscal year ended October 31, 2002, the Strategic Equity, International, Small Cap Equity, Large Cap Value, Institutional International Portfolios and Small Capitalization Growth Portfolio paid $144,845, $2,250,203, $844,332, $62,382, $585,714 and $174,438 in brokerage commissions, respectively. During the fiscal year ended October 31, 2001, the Strategic Equity, International, Small Cap Equity, Large Cap Value, Institutional International Portfolios and Small Capitalization Growth Portfolio paid $165,893, $2,682,102, $594,806, $75,468, $875,147 and $68,208 in brokerage commissions, respectively. During the fiscal year ended October 31, 2003, the Large Cap 100 and Large Cap Growth Portfolios had not yet commenced investment operations.


     The Government Cash, Tax-Exempt Cash, Core Fixed Income, Muni Intermediate and New Jersey Muni Portfolios do not currently expect to incur any brokerage commission expense on transactions in their portfolio securities because debt instruments are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission. The price of the security, however, usually includes a profit to the dealer.

     To the extent that a Portfolio effects brokerage transactions with a broker/dealer affiliated directly or indirectly with the Funds, the advisors, sub-advisors or Quasar Distributors, such transactions will be reasonable and fair compared to the commissions, fees or other remuneration received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time.


     During the fiscal year ended October 31, 2003, the portion of the Small Capitalization Growth Portfolio sub-advised by Winslow Capital paid $1,935 in brokerage commissions to an affilated person, representing 0.33 % of total commissions paid by the Portfolio. These commissions were paid to Societe Generale Cowen Securities Corporation, an affiliate of TCW, who until July 31, 2003 was a sub-advisor to a separate portion of the Small Capitalization Growth Portfolio. The total amount of transactions on which brokerage commissions were paid by the Portfolio was $649,539, of which 0.33% involved the payment of commissions effected through an affiliated person.


     During the fiscal year ended October 31, 2002, the portion of the Small Capitalization Growth Portfolio sub-advised by Winslow Capital paid $1,135 in brokerage commissions to an affilated person, representing 0.65% of total commissions paid by the Portfolio. These commissions were paid to Societe Generale Cowen Securities Corporation, an affiliate of TCW, a sub-advisor to a separate portion of the Small Capitalization Growth Portfolio. The total amount of transactions on which brokerage commissions were paid by the Portfolio was $318,965, of which 0.49% involved the payment of commissions effected through an affiliated person.

     During the fiscal year ended October 31, 2001, neither the Funds nor the Portfolios paid any brokerage commissions to affiliated persons.

     Because shares of the Portfolios are not marketed through intermediary brokers or dealers, it is not the Funds' practice to allocate brokerage or effect principal transactions with dealers on the basis of sales of shares which may be made through such firms. However, each advisor or sub-advisor may place portfolio orders with qualified broker-dealers who refer clients to it.

     Some securities considered for investment by each Portfolio may also be appropriate for other clients served by the advisors or sub-advisors. If the purchase or sale of securities is consistent with the investment policies of a Portfolio and one or more of these other clients served by an advisor or sub-advisor and is considered at or about the same time, transactions in such securities will be allocated among the Portfolio and clients in a manner deemed fair and reasonable by such advisor or sub-advisor. While in some cases this practice could have a detrimental effect on the price, value or quantity of the security as far as a Portfolio is concerned, in other cases it is believed to be beneficial to the Portfolios.




                     ADDITIONAL INFORMATION CONCERNING TAXES

GENERAL

     The following summarizes certain additional tax considerations generally affecting the Portfolios and their shareholders that are not described in the Prospectuses. No attempt is made to present a detailed explanation of the tax treatment of the Portfolios or their shareholders, and the discussion here and in the Prospectuses is not intended as a substitute for careful tax planning. Potential investors should consult their tax advisers with specific reference to their own tax situation.

     Each Portfolio qualified during its last taxable year and intends to continue to qualify as a regulated investment company under Subchapter M of Subtitle A, Chapter 1 of the Internal Revenue Code, and to distribute all, or substantially all, of its income each year, so that the Portfolio itself generally will be relieved of federal income and excise taxes. To so qualify, a Portfolio must, among other things, (i) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currency, or certain other income (including but not limited to, gains from options, futures and forward contracts) derived with respect to its business of investing in stock, securities or currency; and (ii) diversify its holding so that, at the end of each quarter of its taxable year, the following two conditions are met: (a) at least 50% of the value of the Portfolio's assets is comprised of cash, cash items, U.S. Government Securities, securities of other regulated investment companies and other securities limited in respect of any one issuer to an amount not greater in value than 5% of the value of the Fund's total assets and to not more than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government Securities and securities of other regulated investment companies) or two or more issuers controlled by the Portfolio and engaged in the same, similar or related trades or businesses. If a Portfolio were to fail to so qualify: (1) the Portfolio would be taxed on its net taxable investment income at regular corporate rates without any deduction for distributions to shareholders; and (2) shareholders would recognize dividend income on distributions attributable to the Portfolio's earnings although corporate shareholders could be eligible for the dividends-received deduction. Moreover, if a Portfolio were to fail to make sufficient distributions in a year, the Portfolio would be subject to corporate income taxes and/or excise taxes in respect of the shortfall or, if the shortfall is large enough, the Portfolio could be disqualified as a regulated investment company.

     A 4% non-deductible excise tax is imposed on regulated investment companies that fail to distribute with respect to each calendar year at least 98% of their ordinary taxable income for the calendar year and capital gain net income (excess of capital gains over capital losses) for the one year period ending October 31 of such calendar year and 100% of any such amounts that were not distributed in the prior year. Each Portfolio intends to make sufficient distributions or deemed distributions of its ordinary taxable income and any capital gain net income prior to the end of each calendar year to avoid liability for this excise tax.

     Dividends declared in October, November or December of any year that are payable to shareholders of record on a specified date in such months will be deemed to have been received by shareholders and paid by a Portfolio on December 31 of such year if such dividends are actually paid during January of the following year.

     The following Portfolios have available capital loss carryforwards as of October 31, 2003 to offset future net capital gains through the indicated expiration dates as follows:

                        EXPIRING    EXPIRING    EXPIRING     EXPIRING     EXPIRING      EXPIRING     EXPIRING       EXPIRING
PORTFOLIO                IN 2004     IN 2005     IN 2006      IN 2007      IN 2008       IN 2009      IN 2010        IN 2011
---------               --------    --------    --------     --------     --------      --------     --------       --------
Government Cash        $       -   $       -   $       -   $        -   $        -   $         -  $     4,173   $          -

Tax- Exempt Cash       $  27,815   $      13           -        7,168            -       128,382            -              -

Core Fixed Income                                                   -    2,858,894             -            -              -

Strategic Equity               -           -           -            -            -     2,844,243    5,769,761      1,642,247

Large Cap Value                -           -           -            -            -             -    1,386,999        732,539

International                  -           -           -            -            -     3,433,823  122,699,261    108,546,520

Institutional
International                  -           -           -            -            -    16,974,585   27,919,946     21,668,302

Small Capitalization
Growth                         -           -           -    5,038,496    3,250,830    44,694,610   30,466,316     12,409,957

Muni Intermediate          2,107      42,723           -            -       39,944             -       30,818              -


INTERNATIONAL AND INSTITUTIONAL INTERNATIONAL PORTFOLIOS

     Income received from sources within foreign countries may be subject to withholding and other income or similar taxes imposed by such countries. If more than 50% of the value of a Portfolio's total assets at the close of its taxable year consists of stock or securities of foreign corporations, each Portfolio will be eligible and intends to elect to "pass-through" to its shareholders the amount of foreign taxes paid by it. Pursuant to this election, each shareholder will be required to include in gross income (in addition to taxable dividends actually received) his pro rata share of the foreign taxes paid by the Portfolio, and will be entitled either to deduct (as an itemized deduction) his pro rata share of foreign taxes in computing his taxable income or to use it as a foreign tax credit against his U.S. Federal income tax liability, subject to limitations. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions, but such a shareholder may be eligible to claim the foreign tax credit (see below). Each shareholder will be notified within 60 days after the close of a Portfolio's taxable year whether the foreign taxes paid by the Portfolio will "pass-through" for that year.

TAX-EXEMPT CASH, MUNI INTERMEDIATE AND NEW JERSEY MUNI PORTFOLIOS

     As described in the Prospectus, these Portfolios are designed to provide investors with current tax-exempt interest income. Shares of the Portfolios are not suitable for tax-exempt institutions and may not be suitable for retirement plans qualified under Section 401 of the Code, H.R. 10 plans and individual retirement accounts since such plans and accounts are generally tax-exempt and, therefore, would not only fail to gain any additional benefit from each such Portfolio's dividends being tax-exempt, but such dividends would be ultimately taxable to the beneficiaries when distributed to them. In addition, the Portfolios may not be an appropriate investment for entities which are "substantial users" of facilities financed by private activity bonds or "related persons" thereof. "Substantial user" is defined under U.S. Treasury Regulations to include a non-exempt person who regularly uses a part of such facilities in his trade or business and whose gross revenues derived with respect to the facilities financed by the issuance of bonds are more than 5% of the total revenues derived by all users of such facilities, who occupies more than 5% of the usable area of such facilities or for whom such facilities or a part thereof were specifically constructed, reconstructed or acquired. "Related persons" include certain related natural persons, affiliated corporations, a partnership and its partners and an S corporation and its shareholders.

     For a Portfolio to pay tax-exempt dividends for any taxable year, at least 50% of the aggregate value of the Portfolio's assets at the close of each quarter of the Portfolio's taxable year must consist of exempt-interest obligations.

OTHER TAX MATTERS

     The tax principles applicable to transactions in financial instruments and futures contracts and options that may be engaged in by a Portfolio, and investments in passive foreign investment companies ("PFICs"), are complex and, in some cases, uncertain. Such transactions and investments may cause a Portfolio to recognize taxable income prior to the receipt of cash, thereby requiring the Portfolio to liquidate other positions, or to borrow money, so as to make sufficient distributions to shareholders to avoid corporate-level tax. Moreover, some or all of the taxable income recognized may be ordinary income or short-term capital gain, so that the distributions may be taxable to shareholders as ordinary income. In addition, in the case of any shares of a PFIC in which a Portfolio invests, the Portfolio may be liable for corporate-level tax on any ultimate gain or distributions on the shares if the Fund fails to make an election to recognize income annually during the period of its ownership of the PFIC shares.


     Each Portfolio will be required in certain cases to withhold and remit to the United States Treasury 28% of taxable dividends or gross proceeds realized upon sale paid to shareholders who have failed to provide a correct tax identification number in the manner required, or who are subject to withholding by the IRS for failure properly to include on their return payments of taxable interest or dividends, or who have failed to certify to the Portfolio that they are not subject to backup withholding when required to do so or that they are "exempt recipients."


     Although each Portfolio expects to qualify as a regulated investment company and to be relieved of all or substantially all federal income taxes, depending upon the extent of its activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located, or in which it is otherwise deemed to be conducting business, a Portfolio may be subject to the tax laws of such states or localities.

SHAREHOLDERS SHOULD CONSULT THEIR TAX ADVISOR REGARDING ANY UNITED STATES FEDERAL TAX CONSEQUENCES OF HOLDING SHARES IN THE PORTFOLIOS IN LIGHT OF THEIR INDIVIDUAL CIRCUMSTANCES AS WELL AS ANY FOREIGN, STATE AND LOCAL OR OTHER TAX CONSEQUENCES THAT MAY ARISE AS A RESULT OF HOLDING SHARES IN A PORTFOLIO.

SPECIAL CONSIDERATIONS REGARDING INVESTMENT IN PENNSYLVANIA MUNICIPAL
OBLIGATIONS

     The concentration of investments in Pennsylvania Municipal Obligations by the Muni Intermediate Portfolio raises special investment considerations. In particular, changes in the economic condition and governmental policies of the Commonwealth of Pennsylvania (the "Commonwealth") and its municipalities could adversely affect the value of the Portfolio and its portfolio securities. This section is based primarily upon one or more publicly available offering statements relating to debt offerings of the Commonwealth, the latest of which is dated May 20, 2003. The Funds have not independently verified the information. The creditworthiness of obligations issued by local Pennsylvania issuers may be unrelated to the creditworthiness of obligations issued by the Commonwealth, and there is no responsibility on the part of the Commonwealth to make payments on such local obligations.

     GENERAL ECONOMIC CONDITIONS

     Although the General Fund of the Commonwealth (the principal operating fund of the Commonwealth) has been in a surplus position during recent years, as of June 30, 2002, the General Fund was able to have an unappropriated surplus of $142.8 million only because of the utilization of most of the Tax Stabilization Reserve Fund (Rainy Day Fund) which had been accumulated during prior years. The utilization of the Rainy Day Fund offset unanticipated revenue shortfalls due to the economic downturn in fiscal year 2002. Through calendar year 2001 and the first quarter of 2002, economic growth in the United States and Pennsylvania was below the projections used to estimate the Commonwealth's fiscal year 2002 revenues, as the national economic recession during fiscal year 2002 was not anticipated in the budget estimates for that fiscal year.

          The Commonwealth's economy historically has been dependent upon heavy industry, but has diversified recently into various services, particularly into medical and health services, education and financial services. Agricultural industries continue to be an important part of the economy, including not only the production of diversified food and livestock products, but substantial economic activity in agribusiness and food-related industries. Service industries currently employ the greatest share of nonagricultural workers, followed by the categories of trade and manufacturing. Future economic difficulties in any of these industries could have an adverse impact on the finances of the Commonwealth or its municipalities and could adversely affect the market value of the Pennsylvania Municipal Obligations held by the Muni-Intermediate Portfolio or the ability of the respective obligors to make payments of interest and principal due on such obligations.

     INDEBTEDNESS


     GENERAL OBLIGATION BONDS. As of June 30, 2002, the Commonwealth had approximately $6.1 billion aggregate amount of its general obligation bonds outstanding. Although there can be no assurance that such conditions will continue, the Commonwealth's general obligation bonds are currently rated AA by Standard & Poor's and Aa2 by Moody's.

     CITY OF PHILADELPHIA/PICA. The Pennsylvania Intergovernmental Cooperation Authority ("PICA") was created by Commonwealth legislation in 1991 to assist the City of Philadelphia in remedying its fiscal difficulties. PICA has issued special revenue bonds on behalf of the City to cover budget shortfalls, to eliminate projected deficits and to fund capital spending. PICA also makes recommendations to the City concerning its budgetary and fiscal affairs. The City is currently operating under the five year plan approved by PICA in 2002. PICA's power to issue further bonds to finance capital projects expired on December 31, 1994. PICA's power to issue bonds to finance cash flow deficits expired on December 31, 1995, but its authority to refund outstanding is unrestricted. PICA had approximately 840.6 million in special revenue bonds outstanding as of June 30, 2002. Although there can be no assurance that such conditions will continue, Philadelphia's general bonds are currently rated BBB by Standard & Poor's and Baa1 by Moody's.

     CITY OF PITTSBURGH. The City of Pittsburgh has encountered significant financial difficulties during fiscal year 2003 which has caused it to cut many jobs and services for its residents. Currently, Pittsburgh has a financial deficit of $40 million and projects a financial deficit of $81 million for the 2004 fiscal year. As a result of these deficits, Pittsburgh's credit rating has been lowered to junk bond status by the rating agencies. Pittsburgh's general obligation bonds are currently rated BB by Standard & Poor's and Ba1 by Moody's.


     OTHER GOVERNMENT AUTHORITIES AND ORGANIZATIONS. Certain Local Government Authorities and Commonwealth agencies and authorities issue debt obligations for which the General Fund has no liability. The debt of these issuers is funded by assets of, or revenues derived from, the various projects financed or the particular issuer and is not a statutory or moral obligation of the Commonwealth.




PENDING LITIGATION

Certain litigation is pending against the Commonwealth that could adversely affect the ability of the Commonwealth to pay debt service on its obligations, including, as of January 1, 2003, suits relating to the following matters:

(i) In 1987, the Pennsylvania Supreme Court held the statutory scheme for county funding of the judicial system to be in conflict with the Pennsylvania Constitution, but it stayed its judgment to permit enactment by the legislature of funding legislation consistent with the opinion. The Court appointed a special master to submit a plan for implementation and the special master recommended a four-phase transition to state funding of a unified judicial system, during each of which specified court employees would transfer into the state payroll system. Phase 1, involving the transfer of approximately 165 county-level court administrators, was implemented in legislation enacted in 1999. The remainder of the recommendation for later phases remains pending before the Pennsylvania Supreme Court.

(ii) In March 1998, certain Philadelphia residents, the School District of Philadelphia and others brought suit in the United States District Court for the Eastern District of Pennsylvania against the Governor, the Secretary of Education and others alleging that the Commonwealth's system for funding public schools has the effect of discriminating on the basis of race and violates Title VI of the Civil Rights Act of 1964. The district court dismissed the complaint, but in August

     1999 the Third Circuit Court of Appeals reversed and remanded for further proceedings. On June 23, 2000, by agreement of the parties, the district court stayed all proceedings and placed the case in civil suspense until approximately June 8, 2001. Since then, the Governor and the Mayor of Philadelphia entered into an agreement resulting in the Philadelphia School District being designated as distressed under the School Code. Prior to that agreement, the governmental plaintiffs and defendants requested a stay until the end of October 2001. Recently, the U.S. Supreme Court and the U.S. Court of Appeals for the Third Circuit decided cases that have likely affected the plaintiffs' claims. Based on these cases, it seems clear that the claims now presented by the plaintiffs cannot proceed as pled. However, no party has taken action to lift the stay. Based on statements made in 2001, the defendants anticipate that one or more of the plaintiffs may seek to amend the complaint in an effort to state a claim for intentional discrimination under Title VI of the Civil Rights Act.

(iii) PPG Industries has challenged the constitutionality of the manufacturing exemption from the capital stock/franchise tax insofar as it limits the exemption for headquarters property and payroll only to headquarters property and payroll attributable to manufacturing in Pennsylvania. On November 30, 2001, the Pennsylvania Supreme Court held that this limitation discriminates against interstate commerce and ordered the limitation to be eliminated from the capital stock/franchise tax. The Court also directed that the Commonwealth provide a retrospective remedy to taxpayers to include (1) refunds for taxpayers who suffered the discrimination, (2) additional assessments against taxpayers who benefited from the unlawful limitation, or (3) some combination of the two, provided that the remedy does not discriminate against interstate commerce. The General Assembly has enacted legislation that presumptively cures the constitutional problem beginning after January 1, 1999. Such legislation has no effect on the years involved in the litigation. PPG filed a petition for reconsideration which was denied on February 1, 2002. The retrospective remedy announced by the Commonwealth on April 29, 2002, appears to be revenue neutral for in-state manufacturers. However, out-of-state manufacturers have appealed, and those appeals remain pending.

(iv) Unisys Corporation has challenged the three-factor apportionment formula used for the apportionment of capital stock value in the Pennsylvania franchise tax. In a decision issued in March 1999, the Commonwealth Court held for the taxpayer on statutory grounds, but denied its constitutional claims. Both the Commonwealth and the taxpayer have appealed to the Pennsylvania Supreme Court, which held oral argument in December 2000. On October 25, 2002, the court issued a decision reversing the holding of the Commonwealth Court and upholding the Commonwealth's statutory apportionment formula. Unisys has filed a petition for certiorari to the U.S. Supreme Court.

(v) Twenty or more insurance companies have challenged the Department of Revenue's application of portions of the Life and Health Guarantee Association

     Act of 1982. The Act establishes a funding mechanism to fulfill defaulted obligations under life and health insurance policies and annuity contracts. Insurance companies are assessed to provide the funds due to Pennsylvania residents insured from other insurance companies that have become insolvent or are otherwise in default. A provision in the Act allows assessed insurance companies to claim a credit for these assessments against their Pennsylvania gross premiums tax liability. Life and health insurance premiums have always been subject to the premium tax and there is no dispute that companies may claim credit for life and health assessments. Annuity considerations, however, were taxed for approximately a three-year period, 1992-1995. Some annuity considerations were subject to tax, others were not. The Department of Revenue ultimately decided to allow credits for assessments paid on taxable annuity considerations, but not for assessments paid on non-taxable annuities. Taxpayers want the credit for assessments paid on all annuities, both during the period that annuities were taxed and going forward. Settlement negotiations continue and the matter is also being prepared for litigation. Estimates of refund potential range from $50 million to $300 million.




SPECIAL CONSIDERATIONS REGARDING INVESTMENT IN NEW JERSEY MUNICIPAL OBLIGATIONS

     The concentration of investments by the New Jersey Muni Portfolio in New Jersey Municipal Obligations also raises special investment considerations. This section is based primarily upon one or more publicly available offering statements relating to debt offerings of the State of New Jersey (the "State"), the latest of which is dated November 12, 2003. The Funds have not independently verified the information. The creditworthiness of obligations issued by local New Jersey issuers may be unrelated to the creditworthiness of obligations issued by the State, and there is no responsibility on the part of the State to make payments on such local obligations.

     The State generally has a diversified economic base consisting of, among others, commerce and service industries, selective commercial agriculture, insurance, tourism, petroleum refining and manufacturing, although the State's manufacturing industry has shown a downward trend in the last few years. Recently, the State's unemployment rate has risen with major job losses concentrated in manufacturing, however job growth has been experienced in several other sectors of the State's economy. While the State's economic base has become more diversified over time and thus its economy appears to be less vulnerable during recessionary periods, adverse conditions including a recurrence of high levels of unemployment, could adversely affect the State's overall economy and its ability to meet its financial obligations. To the extent that any adverse conditions exist in the future which affect the obligor's ability to repay debt, the value of the Portfolio may be immediately and substantially affected.

     The State and its political subdivisions, agencies and public authorities are authorized to issue two general classes of indebtedness; general obligation bonds and revenue bonds. Both classes of bonds may be included in the New Jersey Muni Portfolio. The repayment of principal and interest on general obligation bonds is secured by the full faith and credit of the issuer, backed by the issuer's taxing authority, without recourse to any special project or source of revenue. Special obligation or revenue bonds may be repaid only from revenues received in connection with the project for which the bonds are issued, special excise taxes, or other special revenue sources and generally are issued by entities without taxing power. Neither the State nor any of its subdivisions is liable for the repayment of principal or interest on revenue bonds except to the extent stated in the preceding sentences.

     General obligation bonds of the State are repaid from revenues obtained through the State's general taxing authority. An inability to increase taxes may adversely affect the State's ability to authorize or repay debt.

     Public authorities, private non-profit corporations, agencies and similar entities of New Jersey ("Authorities") are established for a variety of beneficial purposes, including economic development, housing and mortgage financing, health care facilities and public transportation. The Authorities are not operating entities of the State, but are separate legal entities that are managed independently. The State oversees the Authorities by appointing the governing boards, designating management, and by significantly influencing operations. The Authorities are not subject to New Jersey constitutional restrictions on the incurrence of debt, applicable to the State itself, and may issue special obligation or private activity bonds in legislatively authorized amounts.

     An absence or reduction of revenue will affect a bond-issuing Authority's ability to repay debt on special obligation bonds and no assurance can be given that sufficient revenues will be obtained to make such payments, although in some instances repayment may be guaranteed or otherwise secured.

     Various Authorities have issued bonds for the construction of health care facilities, transportation facilities, office buildings and related facilities, housing facilities, pollution control facilities, water and sewerage facilities and power and electric facilities. Each of these facilities may incur different difficulties in meeting its debt repayment obligations. Hospital facilities, for example, are subject to changes in Medicare and Medicaid reimbursement regulations, attempts by Federal and state legislatures to limit the costs of health care and management's ability to complete construction projects on a timely basis as well as to maintain projected rates of occupancy and utilization. At any given time, there are several proposals pending on a Federal and state level concerning health care, which may further affect a hospital's debt service obligation.

     Housing facilities may be subject to increases in operating costs, management's ability to maintain occupancy levels, rent restrictions and availability of Federal or state subsidies, while power and electric facilities may be subject to increased costs resulting from environmental restrictions, fluctuations in fuel costs, delays in licensing procedures and the general regulatory framework in which these facilities operate. All of these entities are constructed and operated under rigid regulatory guidelines.

     Certain litigation is pending against the State that could adversely affect the ability of the State to pay debt service on its obligations. These include the following matters: (i) representatives of the trucking industry have filed a constitutional challenge to annual hazardous and solid waste licensure renewal fees; (ii) several litigations are pending that involve challenges to the adequacy of educational funding and other programs in respect of poor and middle income school districts within the State; (iii) approximately 40 hospitals have brought suits challenging the State's Medicaid hospital reimbursement practices since 1995; (iv) a federal class action was commenced in August 1999 alleging that the State Division of Youth and Family Services has failed to protect abused and neglected children in the State and to furnish legally required services to children and their families; (v) an owner of approximately 80 acres of wetlands in the City of Cape May has challenged as an unlawful taking the State Department of Environmental Protection's refusal to permit development of the property and is seeking in excess of $28 million in damages; (vi) an action has commenced challenging the constitutionality of various State statutes which authorize the issuance by various State authorities and instrumentalities of bonds which are payable from amounts in the State Treasury; (vii) in July 2002, the New Jersey Transit Corporation's contractor for the construction of the Southern New Jersey Light Rail Transit Project filed suit alleging over $100 million in damages and claims on the Project; and (viii) an action has been brought alleging that the Legislature's appropriation of bond proceeds used to pay interest on certain bonds is unconstitutional. In addition to these specific cases, there are various numbers of tort, medical malpractice, contract and other claims pending against the State and its agencies and employees at any given time, on which the State is unable to estimate its exposure.

     Although the Portfolio generally intends to invest its assets primarily in New Jersey Municipal Obligations rated no lower than A, MIG2 or Prime-1 by Moody's or A, SP-1 or A-1 by S&P, there can be no assurance that such ratings will remain in effect until the bond matures or is redeemed or will not be revised downward or withdrawn. Such a revision or withdrawal may have an adverse affect on the market price of such securities.

                            PERFORMANCE CALCULATIONS

     Each of the Strategic Equity, Large Cap 100, Large Cap Growth, International, Small Cap Equity, Small Capitalization Growth, Institutional International and Large Cap Value Portfolios may compare their total returns for the shares to that of other investment companies with similar investment objectives and to stock and other relevant indices such as the S&P 500, the Dow Jones Industrial Average(SM), the Russell Indexes or the NASDAQ Composite(R) Index or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, the total return of the shares of the Strategic Equity, International, Small Cap Equity, Institutional International, Small Capitalization Growth or Large Cap Value Portfolios may also be compared to data prepared by Lipper, Inc. ("Lipper"). In addition, for example, the International or Institutional International Portfolios' total return may also be compared to the Morgan Stanley Capital International(SM) Europe, Australasia, and Far East Index (the "MSCI(R) EAFE(R) Index").

     Each of the Core Fixed Income, Muni Intermediate and New Jersey Muni Portfolios may compare their total returns, and their yields, to that of other investment companies with similar investment objectives and to bond and other relevant indices such as those compiled by Merrill Lynch, Lehman Brothers or others or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, the total return or the yield of the Core Fixed Income, Muni Intermediate or New Jersey Muni Portfolios may be compared to data prepared by Lipper.

     Each of the Government Cash and Tax-Exempt Portfolios may compare their yields to that of other investment companies with similar investment objectives and to other relevant indices or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, the yield of the Government Cash or Tax-Exempt Portfolios may be compared to data prepared by iMoneyNet (formerly IBC Financial Data, Inc.).

     Total return, yield (for the Core Fixed Income, Muni Intermediate and New Jersey Muni Portfolios), and other performance data as reported in national financial publications such as MONEY MAGAZINE, FORBES, BARRON'S, THE WALL STREET JOURNAL and THE NEW YORK TIMES, or in publications of a local or regional nature, may also be used in comparing the performances of the Portfolios.

     Performance quotations represent a Portfolio's past performance and should not be considered as indicative of future results. Since performance will fluctuate, performance data for a Portfolio should not be used to compare an investment in the Portfolio's shares with bank deposits, savings accounts and similar investment alternatives which often provide an agreed or guaranteed fixed yield/return for a stated period of time. Performance is generally a function of the kind and quality of the instruments held in a Portfolio, portfolio maturity, operating expenses and market conditions. Any management fees charged by an advisor, an Affiliate, or Institutions to their respective clients will not be included in a Portfolio's calculations of yield, effective yield, tax-equivalent yield or total return, as appropriate.

     From time to time, the Government Cash Portfolio and the Tax-Exempt Cash Portfolio, may advertise or quote yield, effective yield, tax-equivalent yield (Tax-Exempt Cash Portfolio only), or total return. The "yield" and "effective yield" of the Government Cash and Tax-Exempt Cash Portfolios, and the "tax-equivalent yield" of the Tax-Exempt Cash Portfolio, are calculated according to formulas prescribed by the SEC. The standardized seven-day yield of each of these Portfolios is computed by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account in the particular Portfolio having a balance of one share at the beginning of the period, dividing the net change in account value by the value of the account at the beginning of the base period to obtain the base period return, and multiplying the base period return by (365/7). The net change in the value of an account in the Money Market Portfolios includes the value of additional shares purchased with dividends from the original share, and dividends declared on both the original share and any such additional shares, net of all fees, other than nonrecurring account or sales charges, that are charged by the Fund to all shareholder accounts in proportion to the length of the base period and the Portfolio's average account size. The capital changes to be excluded from the calculation of the net change in account value are realized gains and losses from the sale of securities and unrealized appreciation and depreciation. An effective annualized yield for the Money Market Portfolios may be computed by compounding the unannualized base period return (calculated as above) by adding 1 to the base period return, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result.

     The Tax-Exempt Cash Portfolio's "7-day tax-equivalent yield" may be computed by dividing the tax-exempt portion of the Portfolio's yield (calculated as above) by one minus a stated Federal income tax rate and adding the product to that portion, if any, of the Portfolio's yield that is not tax-exempt.

     The Tax-Exempt Cash Portfolio's tax-equivalent yield, and the Money Market Portfolios' yield and effective yield, do not reflect any fees charged by the advisor, an Affiliate, or Institutions to their clients. See "Investment Advisor" in the Prospectus.

     Set forth below is an example, for purposes of illustration only, of the current yield calculations for each of the Money Market Portfolios for the seven-day period ended October 31, 2003.

                                                         GOVERNMENT       TAX-EXEMPT
                                                       CASH PORTFOLIO   CASH PORTFOLIO
                                                          10/31/03         10/31/03
                                                       --------------   --------------
7-Day Current Yield (Net Change X 365/7 average NAV)        0.95%            0.85%
7-Day Effective Yield                                       0.95%            0.86%
7-Day Effective Tax-Equivalent Yield                         N/A              N/A


----------

* Assumes an effective Federal income tax rate of 35.00%

     The SEC yield of the Core Fixed Income Portfolio, Muni Intermediate Portfolio and the New Jersey Muni Portfolio for the 30-day period ended October 31, 2003 was 3.93%, 2.67% and 2.30%, respectively. These yields were calculated by dividing the net investment income per share (as described below) earned by the Portfolio during a 30-day (or one month) period by the maximum offering price per share on the last day of the period and annualizing the result on a semi-annual basis by adding one to the quotient, raising the sum to the power of six, subtracting one from the result and then doubling the difference. The Portfolio's net investment income per share earned during the period is based on the average daily number of shares outstanding during the period entitled to receive dividends and includes dividends and interest earned during the period minus expenses accrued for the period, net of reimbursements. This calculation can be expressed as follows:


                      Yield  =  2 [( a-b + 1)(6) - 1]
                                     ---
                                     cd

          Where: a  = dividends and interest earned during the period.

                 b  = expenses accrued for the period net of reimbursements.

                 c  = the average daily number of shares outstanding during the period that were entitled to receive dividends.

                 d  = maximum offering price per share on the last day of the period.


     For the purpose of determining net investment income earned during the period (variable "a" in the formula), interest earned on any debt obligations held by the Core Fixed Income, Muni Intermediate or New Jersey Muni Portfolios is calculated by computing the yield to maturity of each obligation held by the Portfolio based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day of each month, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest) and dividing the result by 360 and multiplying the quotient by the market value of the obligation (including actual accrued interest) in order to determine the interest income on the obligation for each day of the subsequent month that the obligation is held by the particular Portfolio. For purposes of this calculation, it is assumed that each month contains 30 days. The maturity of an obligation with a call provision is the next call date on which the obligation reasonably may be expected to be called or, if none, the maturity date. With respect to debt obligations purchased at a discount or premium, the formula generally calls for amortization of the discount or premium. The amortization schedule will be adjusted monthly to reflect changes in the market values of such debt obligations.

     Undeclared earned income will be subtracted from the maximum offering price per share (variable "d" in the formula). Undeclared earned income is the net investment income which, at the end of the base period, has not been declared as a dividend, but is reasonably expected to be and is declared and paid as a dividend shortly thereafter. The Core Fixed Income, Muni Intermediate and New Jersey Muni Portfolios' yields do not reflect any fees charged by the Portfolio's advisor, an Affiliate or Institutions to their clients. See "Investment Advisor" in the Prospectus.


     The Muni Intermediate and New Jersey Muni Portfolios' "tax-equivalent" yield is computed by dividing the portion of the yield that is exempt from Federal and/or State income taxes by one minus a stated Federal income tax rate and/or the State income tax rate and by adding that figure to that portion, if any, of the yield that is not tax-exempt. The 30 day tax-equivalent yield for the Muni Intermediate Portfolio and New Jersey Muni Portfolio for the 30-day period ended October 31, 2003 was 4.31% and 3.92%, respectively (assuming a Federal income tax rate of 35.00% and Pennsylvania and New Jersey income tax rates of 3.07% and 6.37%, respectively).


     The Core Fixed Income, Strategic Equity, Large Cap 100, Large Cap Growth, International, Small Cap Equity, Muni Intermediate, New Jersey Muni, Large Cap Value, Small Capitalization Growth and Institutional International Portfolios each compute their respective average annual total returns separately for each class by determining the average annual compounded rates of return during specified periods that equate the initial amount invested to the ending redeemable value of such investment. This is done by dividing the ending redeemable value of a hypothetical $1,000 initial payment by $1,000 and raising the quotient to a power equal to one divided by the number of years (or fractional portion thereof) covered by the computation and subtracting one from the result. This calculation can be expressed as follows:

                      P (1 + T)(n) =   ERV

                      Where: T     =   average annual total return.

                             ERV   =   ending redeemable value at the end of the
                                       period covered by the computation of a
                                       hypothetical $1,000 payment made at the
                                       beginning of the period.

                             P     =   hypothetical initial payment of $1,000.

                             n     =   period covered by the computation,
                                       expressed in terms of years.

     The Core Fixed Income, Strategic Equity, Large Cap 100, Large Cap Growth, International, Small Cap Equity, Muni Intermediate, New Jersey Muni, Large Cap Value, Small Capitalization Growth and Institutional International Portfolios compute their aggregate total returns separately for each class by determining the aggregate rates of return during specified periods that likewise equate the initial amount invested to the ending redeemable value of such investment. The formula for calculating aggregate total return is as follows:

                             T     =   [( ERV ) - 1]
                                          ---
                                          P

     The calculations of average annual total return and aggregate total return assume the reinvestment of all dividends and capital gain distributions. The ending redeemable value (variable "ERV" in each formula) is determined by assuming complete redemption of the hypothetical investment and the deduction of all nonrecurring charges at the end of the period covered by the computations. None of the Portfolio's average annual total return and aggregate total return reflects any fees charged by the Portfolio's advisor, an affiliate of Glenmede Trust, or institutions to their clients. See "Investment Advisor" in the Prospectuses.

      On January 2, 1998, the Small Cap Equity Portfolio began to offer Institutional Shares. Institutional Shares are subject to an annual .05% fee payable pursuant to the Amended and Restated Shareholder Servicing Plan ("Shareholder Servicing Fee"). Prior to January 1, 1998, the Small Cap Equity Portfolio did not have an advisory fee and Advisor Shares had a .05% Shareholder Servicing Fee.

     The Core Fixed Income, Strategic Equity, Large Cap 100, Large Cap Growth, International, Small Cap Equity, Muni Intermediate, New Jersey Muni, Large Cap Value, Small Capitalization Growth and Institutional International Portfolios also provide after-tax returns based on standardized formulas comparable to the formula currently used to calculate before-tax average annual total returns. After-tax return is a measure of a Portfolio's performance adjusted to reflect taxes that would be paid by an investor in the Portfolio. Two types of after-tax returns are provided. Pre-redemption after-tax return assumes that the investor continued to hold Portfolio shares at the end of the measurement period, and, as a result, reflects the effect of taxable distributions by a Portfolio to its shareholders but not any taxable gain or loss that would have been realized by a shareholder upon the sale of Portfolio shares.

Post-redemption after-tax return assumes that the investor sold his or her Portfolio shares at the end of the measurement period, and, as a result, reflects the effect of both taxable distributions by a Portfolio to its shareholders and any taxable gain or loss realized by the shareholder upon the sale of Portfolio shares. Pre-redemption after-tax return reflects the tax effects on shareholders of the portfolio manager's purchases and sales of portfolio securities, while post-redemption after-tax return also reflects the tax effects of a shareholder's individual decision to sell Portfolio shares.

     After-tax returns are calculated assuming that distributions by the Portfolio and gains on a sale of Portfolio shares are taxed at the highest applicable individual marginal federal income tax rate. Other assumptions are made in the calculations, specifically, after-tax return: is calculated using historical tax rates; excludes state and local tax liability; does not take into account the effect of either the federal alternative minimum tax or phaseouts of certain tax credits, exemptions, and deductions for taxpayers whose adjusted gross income is above a specified amount; assumes any taxes due on a distribution are paid out of that distribution at the time the distribution is reinvested and reduce the amount reinvested; and is calculated assuming that the taxable amount and tax character (e.g., ordinary income, short-term capital gain, long-term capital gain) of each distribution is as specified by the Portfolio on the dividend declaration date, adjusted to reflect subsequent recharacterizations.

     Average Annual Total Return (after taxes on distributions) figures are calculated according to the following formula:

                      P (1 + T)(n) =   ATV(D)

                      Where: P     =   a hypothetical initial payment of $1,000

                             T     =   average annual total return (after taxes
                                       on distributions)

                             n     =   number of years

                             ATV(D)=   Ending value of a hypothetical
                                       $1,000 investment made at the beginning
                                       of the 1-, 5- or 10-year period at the
                                       end of the 1-, 5- or 10-year period
                                       (or fractional portion thereof), after
                                       taxes on fund distributions but not
                                       after taxes on redemption.

     Average Annual Total Return (after taxes on distributions and redemption) figures are calculated according to the following formula:

                      P (1 + T)(n) =   ATV(DR)

                      Where: P     =   a hypothetical initial payment of $1,000

                             T     =   average annual total return (after
                                       taxes on distributions and redemption)

                             n     =   number of years

                             ATV(D)= Ending value of a hypothetical $1,000 investment made at the beginning of the 1-, 5- or 10-year period at the end of the 1-, 5- or 10-year period (or fractional portion thereof), after taxes on fund distributions and redemption.

     Set forth below are the average annual total returns and after-tax returns for the Core Fixed Income, Strategic Equity, International, Small Cap Equity, Muni Intermediate, Large Cap Value, New Jersey Muni, Institutional International, and Small Capitalization Growth Portfolios since inception and for the one-, five-, and ten-year periods ended October 31, 2003. The Large Cap 100 and Large Cap Growth Portfolios had not commenced operations during the periods below.

CORE FIXED INCOME PORTFOLIO


                                      1 YEAR   5 YEARS  10 YEARS  SINCE INCEPTION
                                      ------   -------  --------  ---------------
Return Before Taxes                   3.26%     6.22%     6.33%        7.82%

Return After Taxes on
Distributions                         1.64%     3.88%     3.81%        5.18%

Return After Taxes on
Distributions and Sale of Fund
Shares                                2.07%     3.82%     3.78%        5.11%


STRATEGIC EQUITY PORTFOLIO


                                      1 YEAR   5 YEARS  10 YEARS  SINCE INCEPTION
                                      ------   -------  --------  ---------------
Return Before Taxes                   12.43%   (0.32)%    8.76%        9.27%

Return After Taxes on
Distributions                         12.10%   (1.67)%    6.74%        7.51%

Return After Taxes on
Distributions and Sale of Fund
Shares                                 8.25%   (0.57)%    6.81%        7.42%


INTERNATIONAL PORTFOLIO


                                      1 YEAR   5 YEARS  10 YEARS  SINCE INCEPTION
                                      ------   -------  --------  ---------------
Return Before Taxes                   22.89%    2.61%     6.75%        8.24%

Return After Taxes on
Distributions                         22.43%    1.32%     5.01%        6.41%

Return After Taxes on
Distributions and Sale of Fund
Shares                                15.37%    1.68%     4.94%        6.23%

SMALL CAP EQUITY PORTFOLIO (ADVISER SHARES)


                                      1 YEAR   5 YEARS  10 YEARS  SINCE INCEPTION
                                      ------   -------  --------  ---------------
Return Before Taxes                   34.23%    9.82%    10.54%       11.94%

Return After Taxes on
Distributions                         33.74%    8.44%     8.35%        9.94%

Return After Taxes on
Distributions and Sale of Fund
Shares                                22.81%    7.90%     8.05%        9.54%


SMALL CAP EQUITY PORTFOLIO (INSTITUTIONAL SHARES)


                                                                SINCE
                                      1 YEAR    5 YEARS       INCEPTION*
                                      ------    -------       ----------
Return Before Taxes                   34.50%    10.05%          12.04%

Return After Taxes on
Distributions                         34.00%     8.60%          10.02%

Return After Taxes on
Distributions and Sale of Fund
Shares                                22.99%     8.06%          9.61%


SMALL CAPITALIZATION GROWTH PORTFOLIO


                                      1 YEAR  SINCE INCEPTION
                                      ------  ---------------
Return Before Taxes                   41.48%      (14.16)%

Return After Taxes on
Distributions                         41.48%      (14.16)%

Return After Taxes on
Distributions and Sale of Fund
Shares                                26.96%      (11.60)%


LARGE CAP VALUE PORTFOLIO


                                      1 YEAR   5 YEARS  10 YEARS  SINCE INCEPTION
                                      ------   -------  --------  ---------------
Return Before Taxes                   18.01%    2.77%    8.24%        9.67%

Return After Taxes on

Distributions                         17.52%    0.50%    5.10%        6.27%

Return After Taxes on
Distributions and Sale of Fund
Shares                                11.98%    1.26%    5.43%        6.52%

NEW JERSEY MUNI PORTFOLIO


                                                                SINCE
                                      1 YEAR    5 YEARS       INCEPTION*
                                      ------    -------       ----------
Return Before Taxes                   4.46%     4.97%           5.00%

Return After Taxes on
Distributions                         4.45%     4.96%           5.00%

Return After Taxes on
Distributions and Sale of Fund
Shares                                4.38%     4.87%           4.90%


MUNI INTERMEDIATE PORTFOLIO


                                      1 YEAR   5 YEARS  10 YEARS  SINCE INCEPTION
                                      ------   -------  --------  ---------------
Return Before Taxes                   4.67%     5.00%    5.11%        5.45%

Return After Taxes on
Distributions                         4.67%     5.00%    5.11%        5.45%

Return After Taxes on
Distributions and Sale of Fund
Shares                                4.50%     4.95%    5.07%        5.38%


INSTITUTIONAL INTERNATIONAL PORTFOLIO


                                                                       SINCE
                                      1 YEAR    5 YEARS**  10 YEARS  INCEPTION**
                                      ------    ---------  --------  -----------
Return Before Taxes                    21.32%     1.07%     5.52%      6.99%

Return After Taxes on

Distributions                          21.15%     0.08%      4.26%     5.72%

Return After Taxes on
Distributions and Sale of Fund
Shares                                 14.39%     0.59%      4.20%     5.51%


GOVERNMENT CASH PORTFOLIO


                                      1 YEAR   5 YEARS  10 YEARS  SINCE INCEPTION
                                      ------   -------  --------  ---------------
Total Returns                         1.15%     3.80%    4.53%        5.12%


TAX EXEMPT CASH PORTFOLIO


                                      1 YEAR   5 YEARS  10 YEARS  SINCE INCEPTION
                                      ------   -------  --------  ---------------
Total Returns                          0.88%     2.39%   2.84%        3.40%

* Average annual total returns and after-tax returns for Institutional Shares includes the period from 03/01/91 through 10/31/03. Prior to the inception of the Institutional Shares on 01/02/98, performance for the Institutional Shares is based on the average annual total returns and after-tax returns of Advisor Shares.

** The Institutional International Portfolio's average annual total return and after-tax returns for the 5 Year and since Inception periods above are net of fee waivers. The Portfolio's average annual total return and after-tax returns without fee waivers for the 5-Year and since In ception periods would have been lower.



INCEPTION DATES:
Core Fixed Income Portfolio                     11/17/88
Strategic Equity Portfolio                      07/20/89
International Portfolio                         11/17/88
Small Cap Equity Portfolio
   Advisor Shares                               03/01/91
   Institutional Shares                         01/02/98
Muni Intermediate Portfolio                     06/05/92
Large Cap Value Portfolio                       01/04/93
New Jersey Muni Portfolio                       11/03/93
Institutional International Portfolio           08/01/92
Government Cash Portfolio                       11/07/88
Tax-Exempt Cash Portfolio                       11/10/88
Small Capitalization Growth Portfolio           12/29/99
Large Cap 100 Portfolio                         02/28/04
Large Cap Growth Portfolio                      02/28/04


     Set forth below are the aggregate total returns for the Core Fixed Income, Strategic Equity, International, Small Cap Equity, Muni Intermediate, Large Cap Value, New Jersey Muni, Institutional International, and Small Capitalization Growth Portfolios from inception to October 31, 2003. The Large Cap 100 and Large Cap Growth Portfolios had not yet commenced operations as of October 31, 2003.


PORTFOLIO                                 INCEPTION DATE     AGGREGATE TOTAL RETURN
---------                                 --------------     ----------------------
Core Fixed Income                            11/17/88              208.23%
Strategic Equity                             07/20/89              254.87%
International                                11/17/88              226.80%
Small Cap Equity
   Advisor Shares                            03/01/91              317.31%
   Institutional Shares                      01/02/98              322.46%*
Muni Intermediate                            06/05/92               83.22%
Large Cap Value                              01/04/93              171.73%
New Jersey Muni                              11/03/93               62.83%
Institutional International                  08/01/92              113.85%
Small Capitalization Growth                  12/29/99              (44.40)%



* Aggregate total return for Institutional Shares includes the period from 03/01/91 through 10/31/03. Prior to the inception of the Institutional Shares on 01/02/98, performance for the Institutional Shares is based on the aggregate total return of Advisor Shares.

                               GENERAL INFORMATION

DESCRIPTION OF SHARES AND VOTING RIGHTS

     The shares of each Portfolio have no preference as to conversion, exchange, dividends, retirement or other rights, and, when issued and paid for as provided in this Prospectus, will be fully paid and non-assessable. The shares of each Portfolio have no pre-emptive rights and do not have cumulative voting rights, which means that the holders of more than 50% of the shares of a Fund voting for the election of its Board members can elect 100% of the Board of that Fund if they choose to do so. A shareholder is entitled to one vote for each full share held (and a fractional vote for each fractional share held), then standing in his or her name on the books of the particular Fund. The Funds will not hold annual meetings of shareholders, except as required by the 1940 Act, the next sentence and other applicable law. Each Fund has undertaken that its Board will call a meeting of shareholders for the purpose of voting upon the question of removal of a Board member or members if such a meeting is requested in writing by the holders of not less than 10% of the outstanding shares of the particular Fund. To the extent required by the undertaking, the particular Fund will assist shareholder communication in such matters. The staff of the SEC has expressed the view that the use of a combined Prospectus for the Funds may subject a Fund to liability for misstatements, inaccuracies or incomplete disclosure about the other Fund.

     Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company shall not be deemed to have been effectively acted upon unless approved by a majority of the outstanding shares of the Portfolio or class affected by the matter. The Portfolio or class is affected by a matter unless it is clear that the interests of the Portfolio or class in the matter are substantially identical or that the matter does not affect any interest of the Portfolio or class. Under Rule 18f-2, the approval of an investment advisory agreement or any change in a fundamental investment policy would be effectively acted upon with respect to the Portfolio only if approved by a majority of the outstanding shares of the Portfolio. However, the Rule also provides that the ratification of independent public accountants and the election of directors or trustees may be effectively acted upon by shareholders of the Fund voting without regard to the Portfolio.

     Notwithstanding any provision of Maryland law requiring a greater vote of the Glenmede Fund's common stock (or of the shares of the Portfolio or class voting separately as a class) in connection with any corporate action, unless otherwise provided by law (for example by Rule 18f-2 discussed above) or by the Glenmede Fund's Articles of Amendment and Restatement, the Glenmede Fund may take or authorize such action upon the favorable vote of the holders of more than 50% of the outstanding common stock of the Glenmede Fund entitled to vote thereon.

CERTAIN RECORD HOLDERS


     As of January 31, 2004, Glenmede Trust held of record substantially all of the outstanding shares of each Portfolio (including the Advisor and Institutional Share classes of the Small Cap Equity Portfolio) except Institutional International Portfolio. As of the date of this Statement of Additional Information, Glenmede Trust owned all of the outstanding shares of the Large Cap 100 and Large Cap Growth Portfolios as the initial shareholder of those Portfolios. For more information about Glenmede Trust and Glenmede Advisers, see "Investment Advisor" in the Prospectuses.

The following shareholders owned of record 5% or more of the outstanding voting securities of Government Cash Portfolio as of January 31, 2004:



NAME                                                         PERCENTAGE OF OUTSTANDING SHARES
----                                                         --------------------------------
The Pew Memorial Trust                                                    18.37%
c/o Glenmede Trust Co.
One Liberty Place
1650 Market Street, Suite 1200
Philadelphia, PA 19103-7311



The following shareholders owned of record 5% or more of the outstanding voting securities of Core Fixed Income Portfolio as of January 31, 2004:



NAME                                                         PERCENTAGE OF OUTSTANDING SHARES
----                                                         --------------------------------
The Pew Memorial Trust                                                    27.25%
c/o Glenmede Trust Co.
One Liberty Place
1650 Market Street, Suite 1200
Philadelphia, PA 19103-7311

Medical Trust                                                              5.69%
c/o Glenmede Trust Co.
One Liberty Place
1650 Market Street, Suite 1200
Philadelphia, PA 19103-7311



The following shareholders owned of record 5% or more of the outstanding voting securities of International Portfolio as of January 31, 2004:



NAME                                                         PERCENTAGE OF OUTSTANDING SHARES
----                                                         --------------------------------
The Pew Memorial Trust                                                    27.90%
c/o Glenmede Trust Co.
One Liberty Place
1650 Market Street, Suite 1200
Philadelphia, PA 19103-7311

J. Howard Pew Freedom Trust                                               5.86%
c/o Glenmede Trust Co.
One Liberty Place
1650 Market Street, Suite 1200
Philadelphia, PA 19103-7311



The following shareholders owned of record 5% or more of the outstanding voting securities of Strategic Equity Portfolio as of January 31, 2004:

NAME                                                         PERCENTAGE OF OUTSTANDING SHARES
----                                                         --------------------------------
Chemical Bank Trust                                                        5.08
FBO Glenmede Trust Company Retirement Plan
4 New York Plaza, 4th Floor
New York, NY 10004-2413



The following shareholders owned of record 5% or more of the outstanding voting securities of Small Cap Equity Portfolio (Advisor Shares) as of January 31, 2004:



NAME                                                         PERCENTAGE OF OUTSTANDING SHARES
----                                                         --------------------------------
The Pew Memorial Trust                                                    39.79%
c/o Glenmede Trust Co.
One Liberty Place
1650 Market Street, Suite 1200
Philadelphia, PA 19103-7311

J. Howard Pew Freedom Trust                                                8.39%
c/o Glenmede Trust Co.
One Liberty Place
1650 Market Street, Suite 1200
Philadelphia, PA 19103-7311



The following shareholders owned of record 5% or more of the outstanding voting securities of Small Cap Equity Portfolio (Institutional Shares) as of January 31, 2004:



NAME                                                         PERCENTAGE OF OUTSTANDING SHARES
----                                                         --------------------------------
FIIOC As Agent for Tenet Healthcare                                         100%
c/o Glenmede Trust Co.
One Liberty Place
1650 Market Street, Suite 1200
Philadelphia, PA 19103-7311



The following shareholders owned of record 5% or more of the outstanding voting securities of Large Cap Value Portfolio as of January 31, 2004:



NAME                                                         PERCENTAGE OF OUTSTANDING SHARES
----                                                         --------------------------------
Chemical Bank Trust                                                       16.34%
FBO Glenmede Trust Company Retirement Plan
4 New York Plaza, 4th Floor
New York, NY 10004-2413

The Glenmede Corporation                                                   9.28%
c/o Glenmede Trust Co.
One Liberty Place
1650 Market Street, Suite 1200
Philadelphia, PA 19103-7311

Transplant Foundation                                                     20.05%
c/o Glenmede Trust Co.

One Liberty Place
1650 Market Street, Suite 1200
Philadelphia, PA 19103-7311

Delaware Museum of Natural History                                        13.86%
c/o Glenmede Trust Co.
One Liberty Place
1650 Market Street, Suite 1200
Philadelphia, PA 19103-7311



The following shareholders owned of record 5% or more of the outstanding voting securities of Small Capitalization Growth Portfolio as of January 31, 2004:



NAME                                                         PERCENTAGE OF OUTSTANDING SHARES
----                                                         --------------------------------
The Pew Memorial Trust                                                    44.15%
c/o Glenmede Trust Co.
One Liberty Place
1650 Market Street, Suite 1200
Philadelphia, PA 19103-7311

J. Howard Pew Freedom Trust                                                9.62%
c/o Glenmede Trust Co.
One Liberty Place
1650 Market Street, Suite 1200
Philadelphia, PA 19103-7311

Mabel Pew Myrin Trust                                                      5.88%
c/o Glenmede Trust Co.
One Liberty Place
1650 Market Street, Suite 1200
Philadelphia, PA 19103-7311



The following shareholders owned of record 5% or more of the outstanding voting securities of Muni Intermediate Portfolio as of January 31, 2004:



NAME                                                         PERCENTAGE OF OUTSTANDING SHARES
----                                                         --------------------------------
The Glenmede Corporation                                                  10.43%
c/o Glenmede Trust Co.
One Liberty Place
1650 Market Street, Suite 1200
Philadelphia, PA 19103-7311



The following shareholders owned of record 5% or more of the outstanding voting securities of New Jersey Muni Portfolio as of January 31, 2004:

NAME                                                         PERCENTAGE OF OUTSTANDING SHARES
----                                                         --------------------------------
The Glenmede Corporation                                                   9.16%
c/o Glenmede Trust Co.
One Liberty Place
1650 Market Street, Suite 1200
Philadelphia, PA 19103-7311

Geraldine D. Ring                                                          6.01%
c/o Glenmede Trust Co.
One Liberty Place
1650 Market Street, Suite 1200
Philadelphia, PA 19103-7311

Roy M. & Nancy C. Cockburn                                                 5.68%
c/o Glenmede Trust Co.
One Liberty Place
1650 Market Street, Suite 1200
Philadelphia, PA 19103-7311



The following shareholders owned of record 5% or more of the outstanding voting securities of Institutional International Portfolio as of January 31, 2004:



NAME                                                         PERCENTAGE OF OUTSTANDING SHARES
----                                                         --------------------------------
Bechtel Trust & Thrift Plan                                               26.27%
c/o Glenmede Trust Co.
One Liberty Place
1650 Market Street, Suite 1200
Philadelphia, PA 19103-7311

Astra Zeneca                                                               5.56%
c/o Glenmede Trust Co.
One Liberty Place
1650 Market Street, Suite 1200
Philadelphia, PA 19103-7311

Bank One Trust - State of California 401k Plan                            18.03%
c/o Glenmede Trust Co.
One Liberty Place
1650 Market Street, Suite 1200
Philadelphia, PA 19103-7311

Bank One Trust - State of California 457 Plan                             22.68%
c/o Glenmede Trust Co.
One Liberty Place
1650 Market Street, Suite 1200
Philadelphia, PA 19103-7311


As of January 31, 2004, the directors/trustees and officers of the Funds collectively owned less than 1% of the outstanding shares of each of the Funds' Portfolios.

DIVIDENDS AND DISTRIBUTIONS

     Each Portfolio's policy is to distribute substantially all of its net investment income, if any, together with any net realized capital gains in the amount and at the times that will avoid both income (including capital gains) taxes on it and the imposition of the Federal excise tax on undistributed income and gains. The amounts of any income dividends or capital gains distributions for a Portfolio cannot be predicted.

                              FINANCIAL STATEMENTS


     The Funds' Financial Statements for the Government Cash, Tax-Exempt Cash, Core Fixed Income, International, Strategic Equity (formerly, Tax-Managed Equity), Small Cap Equity (formerly, Small Capitalization Value), Large Cap Value, Muni Intermediate, New Jersey Muni, Institutional International, and Small Capitalization Growth Portfolios for the year or period ended October 31, 2003, and the financial highlights for each of the respective periods presented, appearing in the 2003 Annual Report to Shareholders, and the reports thereon of PricewaterhouseCoopers LLP, the Funds' independent accountants, also appearing therein, are incorporated by reference in this Statement of Additional Information. No other parts of the 2003 Annual Report to Shareholders are incorporated herein. No financial statements are supplied for the Large Cap 100 and Large Cap Growth Portfolios because they had not commenced operations during the period ended October 31, 2003


                                OTHER INFORMATION

     The Funds' Prospectuses and this Statement of Additional Information do not contain all the information included in the Registration Statement filed with the SEC under the Securities Act of 1933 with respect to the securities offered by the Prospectuses. Certain portions of the Registration Statement have been omitted from the Prospectuses and this Statement of Additional Information pursuant to the rules and regulations of the SEC. The Registration Statement, including the exhibits filed therewith, may be examined at the office of the SEC in Washington, D.C.

     Statements contained in the Prospectuses or in this Statement of Additional Information as to the contents of any contract or other documents referred to are not necessarily complete, and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which the Prospectuses and this Statement of Additional Information form a part, each such statement being qualified in all respects by such reference.

     The third party marks appearing above are the marks of their respective owners.

               APPENDIX A -- DESCRIPTION OF SECURITIES AND RATINGS

I.      SHORT-TERM CREDIT RATINGS

        A Standard & Poor's short-term issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation having an original maturity of no more than 365 days. The following summarizes the rating categories used by Standard & Poor's for short-term issues:

        "A-1" - Obligations are rated in the highest category and indicate that the obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

        "A-2" - Obligations are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

        "A-3" - Obligations exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

        "B" - Obligations have significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation. However, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

        "C" - Obligations are currently vulnerable to nonpayment and are dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation.

        "D" - Obligations are in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

        Local Currency and Foreign Currency Risks - Country risk considerations are a standard part of Standard & Poor's analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor's capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government's own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

        Moody's short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. These obligations have an original maturity not exceeding thirteen months, unless explicitly noted. The following summarizes the rating categories used by Moody's for short-term obligations:

        "P-1" - Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

        "P-2" - Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

        "P-3" - Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term debt obligations.

        "NP" - Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

        Fitch Ratings, Inc. ("Fitch") short-term ratings apply to time horizons of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus place greater emphasis on the liquidity necessary to meet financial commitments in a timely manner. The following summarizes the rating categories used by Fitch for short-term obligations:

        "F1" - Securities possess the highest credit quality. This designation indicates the strongest capacity for timely payment of financial commitments and may have an added "+" to denote any exceptionally strong credit feature.

        "F2" - Securities possess good credit quality. This designation indicates a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

        "F3" - Securities possess fair credit quality. This designation indicates that the capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

        "B" - Securities possess speculative credit quality. This designation indicates minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

        "C" - Securities possess high default risk. Default is a real possibility. This designation indicates a capacity for meeting financial commitments which is solely reliant upon a sustained, favorable business and economic environment.

        "D" - Securities are in actual or imminent payment default.

        The following summarizes the ratings used by Dominion Bond Rating Service Limited ("DBRS") for commercial paper and short-term debt:

        R-1    Prime Credit Quality

        R-2    Adequate Credit Quality

        R-3    Speculative

        All three DBRS rating categories for short-term debt use "high", "middle" or "low" as subset grades to designate the relative standing of the credit within a particular rating category. The following comments provide separate definitions for the three grades in the Prime Credit Quality area.

        "R-1 (high)" - Short-term debt rated "R-1 (high)" is of the highest credit quality, and indicates an entity which possesses unquestioned ability to repay current liabilities as they fall due. Entities rated in this category normally maintain strong liquidity positions, conservative debt levels and profitability which is both stable and above average. Companies achieving an "R-1 (high)" rating are normally leaders in structurally sound industry segments with proven track records, sustainable positive future results and no substantial qualifying negative factors. Given the extremely tough definition which DBRS has established for an "R-1 (high)", few entities are strong enough to achieve this rating.

        "R-1 (middle)" - Short-term debt rated "R-1 (middle)" is of superior credit quality and, in most cases, ratings in this category differ from "R-1
(high)" credits to only a small degree. Given the extremely tough definition which DBRS has for the "R-1 (high)" category, entities rated "R-1 (middle)" are also considered strong credits which typically exemplify above average strength in key areas of consideration for debt protection.

        "R-1 (low)" - Short-term debt rated "R-1 (low)" is of satisfactory credit quality. The overall strength and outlook for key liquidity, debt and profitability ratios is not normally as favorable as with higher rating categories, but these considerations are still respectable. Any qualifying negative factors which exist are considered manageable, and the entity is normally of sufficient size to have some influence in its industry.

        "R-2 (high)", "R-2 (middle)", "R-2 (low)" - Short-term debt rated "R-2" is of adequate credit quality and within the three subset grades, debt protection ranges from having reasonable ability for timely repayment to a level which is considered only just adequate. The liquidity and debt ratios of entities in the "R-2" classification are not as strong as those in the "R-1" category, and the past and future trend may suggest some risk of maintaining the strength of key ratios in these areas. Alternative sources of liquidity support are considered satisfactory; however, even the strongest liquidity support will not improve the commercial paper rating of the issuer. The size of the entity may restrict its flexibility, and its relative position in the industry is not typically as strong as an "R-1 credit". Profitability trends, past and future, may be less favorable, earnings not as stable, and there are often negative qualifying factors present which could also make the entity more vulnerable to adverse changes in financial and economic conditions.

        "R-3 (high)", "R-3 (middle)", "R-3 (low)" - Short-term debt rated "R-3" is speculative, and within the three subset grades, the capacity for timely payment ranges from mildly speculative to doubtful. "R-3" credits tend to have weak liquidity and debt ratios, and the future trend of these ratios is also unclear. Due to its speculative nature, companies with "R-3" ratings would normally have very limited access to alternative sources of liquidity. Earnings would typically be very unstable, and the level of overall profitability of the entity is also likely to be low. The industry environment may be weak, and strong negative qualifying factors are also likely to be present.

II.     LONG-TERM CREDIT RATINGS

        The following summarizes the ratings used by Standard & Poor's for long-term issues:

        "AAA" - An obligation rated "AAA" has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

        "AA" - An obligation rated "AA" differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

        "A" - An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

        "BBB" - An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

        Obligations rated "BB," "B," "CCC," "CC" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "CC" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

        "BB" - An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

        "B" - An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB," but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

        "CCC" - An obligation rated "CCC" is currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

        "CC" - An obligation rated "CC" is currently highly vulnerable to nonpayment.

        "C" - The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

        "D" - An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payment will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

        - PLUS (+) OR MINUS (-) - The ratings from "AA" through "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

        The following summarizes the ratings used by Moody's for long-term debt:

        "Aaa" - Obligations rated "Aaa" are judged to be of the highest quality, with minimal credit risk.

        "Aa" - Obligations rated "Aa" are judged to be of high quality and are subject to very low credit risk.

        "A" - Obligations rated "A" are considered upper-medium-grade and are subject to low credit risk.

        "Baa" - Obligations rated "Baa" are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

        "Ba" - Obligations rated "Ba" are judged to have speculative elements and are subject to substantial credit risk.

        "B" - Obligations rated "B" are considered speculative and are subject to high credit risk.

        "Caa" - Obligations rated "Caa" are judged to be of poor standing and are subject to very high credit risk.

        "Ca" - Obligations rated "Ca" are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

        "C" - Obligations rated "C" are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

        Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from "Aa" through "Caa." The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

The following summarizes long-term ratings used by Fitch:

        "AAA" - Securities considered to be investment grade and of the highest credit quality. These ratings denote the lowest expectation of credit risk and are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

        "AA" - Securities considered to be investment grade and of very high credit quality. These ratings denote a very low expectation of credit risk and indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

        "A" - Securities considered to be investment grade and of high credit quality. These ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

        "BBB" - Securities considered to be investment grade and of good credit quality. These ratings denote that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

        "BB" - Securities considered to be speculative. These ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

        "B" - Securities considered to be highly speculative. These ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

        "CCC," "CC" and "C" - Securities have high default risk. Default is a real possibility, and capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. "CC" ratings indicate that default of some kind appears probable, and "C" ratings signal imminent default.

        "DDD," "DD" and "D" - Securities are in default. The ratings of obligations in these categories are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor.

        Entities rated in this category have defaulted on some or all of their obligations. Entities rated "DDD" have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated "DD" and "D" are generally undergoing a formal reorganization or liquidation process; those rated "DD" are likely to satisfy a higher portion of their outstanding obligations, while entities rated "D" have a poor prospect for repaying all obligations.

        PLUS (+) or MINUS (-) may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the "AAA" long-term rating category or to categories below "CCC".

        The following summarizes the ratings used by DBRS for long-term debt:

        "AAA" - Bonds rated "AAA" are of the highest credit quality, with exceptionally strong protection for the timely repayment of principal and interest. Earnings are considered stable, the structure of the industry in which the entity operates is strong, and the outlook for future profitability is favorable. There are few qualifying factors present which would detract from the performance of the entity, the strength of liquidity and coverage ratios is unquestioned and the entity has established a creditable track record of superior performance. Given the extremely tough definition which DBRS has established for this category, few entities are able to achieve a AAA rating.

        "AA" - Bonds rated "AA" are of superior credit quality, and protection of interest and principal is considered high. In many cases, they differ from bonds rated AAA only to a small degree. Given the extremely tough definition which DBRS has for the AAA category, entities rated AA are also considered to be strong credits which typically exemplify above-average strength in key areas of consideration and are unlikely to be significantly affected by reasonably foreseeable events.

        "A" - Bonds rated "A" are of satisfactory credit quality. Protection of interest and principal is still substantial, but the degree of strength is less than with AA rated entities. While a respectable rating, entities in the "A" category are considered to be more susceptible to adverse economic conditions and have greater cyclical tendencies than higher rated companies.

        "BBB" - Bonds rated "BBB" are of adequate credit quality. Protection of interest and principal is considered adequate, but the entity is more susceptible to adverse changes in financial and economic conditions, or there may be other adversities present which reduce the strength of the entity and its rated securities.

        "BB" - Bonds rated "BB" are defined to be speculative, where the degree of protection afforded interest and principal is uncertain, particularly during periods of economic recession. Entities in the BB area typically have limited access to capital markets and additional liquidity support and, in many cases, small size or lack of competitive strength may be additional negative considerations.

        "B" - Bonds rated "B" are highly speculative and there is a reasonably high level of uncertainty which exists as to the ability of the entity to pay interest and principal on a continuing basis in the future, especially in periods of economic recession or industry adversity.

        "CCC" / "CC" / "C" - Bonds rated in any of these categories are very highly speculative and are in danger of default of interest and principal. The degree of adverse elements present is more severe than bonds rated "B". Bonds rated below "B" often have characteristics which, if not remedied, may lead to default. In practice, there is little difference between the "C" to "CCC" categories, with "CC" and "C" normally used to lower ranking debt of companies where the senior debt is rated in the "CCC" to "B" range.

        "D" - This category indicates bonds in default of either interest or principal.

        ("high", "low") grades are used to indicate the relative standing of a credit within a particular rating category. The lack of one of these designations indicates a rating which is essentially in the middle of the category. Note that "high" and "low" grades are not used for the AAA category.


NOTES TO SHORT-TERM AND LONG-TERM CREDIT RATINGS

STANDARD & POOR'S

        CREDITWATCH: CreditWatch highlights the potential direction of a short- or long-term rating. It focuses on identifiable events and short-term trends that cause ratings to be placed under special surveillance by Standard & Poor's analytical staff. These may include mergers, recapitalizations, voter referendums, regulatory action, or anticipated operating developments. Ratings appear on CreditWatch when such an event or a deviation from an expected trend occurs and additional information is necessary to evaluate the current rating. A listing, however, does not mean a rating change is inevitable, and whenever possible, a range of alternative ratings will be shown. CreditWatch is not intended to include all ratings under review, and rating changes may occur without the ratings having first appeared on CreditWatch. The "positive" designation means that a rating may be raised; "negative" means a rating may be lowered; and "developing" means that a rating may be raised, lowered or affirmed.

        RATING OUTLOOK: A Standard & Poor's Rating Outlook assesses the potential direction of a long-term credit rating over the intermediate to longer term. In determining a Rating Outlook, consideration is given to any changes in the economic and/or fundamental business conditions. An Outlook is not necessarily a precursor of a rating change or future CreditWatch action.

           - Positive means that a rating may be raised.
           - Negative means that a rating may be lowered.
           - Stable means that a rating is not likely to change.
           - Developing means a rating may be raised or lowered.
           - N.M. means not meaningful.

MOODY'S

        WATCHLIST: Moody's uses the Watchlist to indicate that a rating is under review for possible change in the short-term. A rating can be placed on review for possible upgrade (UPG), on review for possible downgrade (DNG), or more rarely with direction uncertain (UNC). A credit is removed from the Watchlist when the rating is upgraded, downgraded or confirmed.

        RATING OUTLOOKS: A Moody's rating outlook is an opinion regarding the likely direction of a rating over the medium term. Where assigned, rating outlooks fall into the following four categories: Positive (POS), Negative
(NEG), Stable (STA) and Developing (DEV -- contingent upon an event). In the few instances where an issuer has multiple outlooks of differing directions, an "(m)" modifier (indicating multiple, differing outlooks) will be displayed, and Moody's written research will describe any differences and provide the rationale for these differences. A RUR (Rating(s) Under Review) designation indicates that the issuer has one or more ratings under review for possible change, and thus overrides the outlook designation. When an outlook has not been assigned to an eligible entity, NOO (No Outlook) may be displayed.

FITCH

        WITHDRAWN: A rating is withdrawn when Fitch deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

        RATING WATCH: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive", indicating a potential upgrade, "Negative", for a potential downgrade, or "Evolving", if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

        RATING OUTLOOK: A Rating Outlook indicates the direction a rating is likely to move over a one to two-year period. Outlooks may be positive, stable or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, companies whose outlooks are "stable" could be upgraded or downgraded before an outlook moves to a positive or negative if circumstances warrant such an action. Occasionally, Fitch may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as evolving.

DBRS

RATING TRENDS

        With the exception of ratings in the securitization area, each DBRS rating is appended with a rating trend. Rating trends give the investor an understanding of DBRS' opinion regarding the outlook for the rating in question, with trends falling into one of three categories - Positive, Negative or Stable. Ratings in the securitization area are not given trends because these ratings are determined by the parameters on each transaction, for which the issues are relatively black and white - these parameters are either met or not. When trends are used, they give an indication of what direction the rating in question is headed should the given conditions and tendencies continue.

        Although the trend opinion is often heavily based on an evaluation of the issuing entity or guarantor itself, DBRS also considers the outlook for the industry or industries in which the entity operates and to varying degrees, specific terms of an issue or its hierarchy in the capital structure when assigning trends. DBRS assigns trends to each security, rather than to the issuing entity, as some rating classification scales are broader than others and the duration and ranking of securities can impact the strengths and challenges that affect the entity. As a result, it is not unusual for securities of the same entity to have different trends; however, the presence of a Positive trend and a Negative trend on securities issued by the same entity is a rare occurrence.

RATING ACTIONS

        In addition to confirming ratings, releasing new ratings or making rating changes, other DBRS rating actions include:

        SUSPENDED RATINGS: Rating opinions are forward looking. Although rating opinions will consider the historical performance of an issuer, a rating is an assessment of the issuer's future ability and willingness to meet outstanding obligations. In order for a complete credit quality assessment, DBRS requires the cooperation of the issuer so that management strategies and projections may be evaluated and qualified. Since the availability of such information is critical to the rating assessment, any changes in management's willingness to supply such information (either perceived or actual) may cause a rating to be changed or even suspended. The eventual action will depend upon DBRS's assessment of the degree of accuracy of a rating possible without the cooperation of management. DBRS will suspend ratings when the level of concern reaches a point that an informed rating opinion of the credit quality of the outstanding obligation cannot be provided.

        DISCONTINUED RATINGS: When an entity retires all of its outstanding debt within a particular category and has no plans to re-issue in the near future, DBRS will normally discontinue its rating on the security in question. Should the entity ultimately reconsider its decision and re-issue new debt, the rating will be re-instated pending a full review of the credit quality of the issuer.

        It should be noted that there are cases when DBRS will assign a rating even if there is no outstanding debt obligation and the entity in question has no firm plans to issue debt in the future. These cases are often driven by the fact that assigning a rating to the "non-security" provides support to other DBRS ratings, either in the same entity or within the same family of companies. Such ratings are generally referred to as "corporate ratings" and are not publicly disclosed by DBRS.

        RATINGS "UNDER REVIEW" : DBRS maintains continuous surveillance of all rated entities; therefore, all ratings are always under review. Accordingly, when a significant event occurs that may directly impact the credit quality of a particular entity or group of entities, DBRS will attempt to provide an immediate rating opinion. If there is high uncertainty regarding the outcome of the event and DBRS is unable to provide an objective, forward-looking opinion in a timely manner, then the rating(s) of the issuer(s) will be placed "Under Review". Ratings may also be placed "Under Review" by DBRS when changes in credit status occur for any other reason that brings DBRS to the conclusion that the present ratings may no longer be appropriate.

        Ratings which are "Under Review" are qualified with one of the following three provisional statements: "negative implications", "positive implications", or "developing implications", indicating DBRS' preliminary evaluation of the impact on the credit quality of the issuer/security. As such, the ratings that were in effect prior to the review process can be used as the basis for the relative credit quality implications. It must be stressed that a rating change will not necessarily result from the review process.

III.    MUNICIPAL NOTE RATINGS

        A Standard & Poor's note rating reflects the liquidity factors and market access risks unique to notes due in three years or less. The following summarizes the ratings used by Standard & Poor's for municipal notes:

        "SP-1" - The issuers of these municipal notes exhibit a strong capacity to pay principal and interest. Those issues determined to possess a very strong capacity to pay debt service are given a plus (+) designation.

        "SP-2" - The issuers of these municipal notes exhibit a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

        "SP-3" - The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.

        Moody's uses three rating categories for short-term municipal obligations that are considered investment grade. These ratings are designated as Municipal Investment Grade (MIG) and are divided into three levels - MIG 1 through MIG 3. In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade. MIG ratings expire at the maturity of the obligation. The following summarized the ratings by Moody's for these short-term obligations:

        "MIG-1" - This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

        "MIG-2" - This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

        "MIG-3" - This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

        "SG" - This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

        In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned; a long or short-term debt rating and a demand obligation rating. The first element represents Moody's evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody's evaluation of the degree of risk associated with the ability to receive purchase price upon demand ("demand feature"), using a variation of the MIG rating scale, the Variable Municipal Investment Grade of VMIG rating.

        When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1.

        VMIG rating expirations are a function of each issue's specific structural or credit features.

        "VMIG-1" - This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

        "VMIG-2" - This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

        "VMIG-3" - This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

        "SG" - This designation denotes speculative-grade credit quality. Demand features rated in this category may supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

        Fitch uses the same ratings for municipal securities as described above for other short-term credit ratings.

ABOUT CREDIT RATINGS

A Standard & Poor's issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation. The issue credit rating is not a recommendation to purchase, sell or hold a financial obligation. Credit ratings may be changed, suspended or withdrawn.

Moody's credit ratings must be construed solely as statements of opinion and not recommendations to purchase, sell or hold any securities.

Fitch credit ratings are an opinion on the ability of an entity or of a securities issue to meet financial commitments on a timely basis. Fitch credit ratings are used by investors as indications of the likelihood of getting their money back in accordance with the terms on which they invested. However, Fitch credit ratings are not recommendations to buy, sell or hold any security. Ratings may be changed or withdrawn.

DBRS credit ratings are not buy, hold or sell recommendations, but rather the result of qualitative and quantitative analysis focusing solely on the credit quality of the issuer and its underlying obligations.

IV.     DESCRIPTION OF MORTGAGE-BACKED SECURITIES

        MORTGAGE-RELATED SECURITIES. The Core Fixed Income Portfolio may purchase mortgage-backed securities that are secured by entities such as the Government National Mortgage Association ("GNMA"), Federal National Mortgage Association ("FNMA"), Federal Home Loan Mortgage Corporation ("FHLMC"), commercial banks, trusts, financial companies, finance subsidiaries of industrial companies, savings and loan associations, mortgage banks and investment banks. These certificates are in most cases pass-through instruments, through which the holder receives a share of all interest and principal payments from the mortgages underlying the certificate, net of certain fees. The average life of a mortgage-backed security varies with the underlying mortgage instruments, which have maximum maturities of 40 years. The average life is likely to be substantially less than the original maturity of the mortgage pools underlying the securities as the result of prepayments, mortgage refinancings or foreclosure. Mortgage prepayment rates are affected by factors including the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions. Such prepayments are passed through to the registered holder with the regular monthly payments of principal and interest and have the effect of reducing future payments.

        There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. Mortgage-related securities guaranteed by GNMA include GNMA Mortgage Pass-Through Certificates (also known as "Ginnie Maes") which are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA certificates also are supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-related securities issued by FNMA include FNMA guaranteed Mortgage Pass-Through Certificates (also known as "Fannie Maes") which are solely the obligations of FNMA, are not backed by or entitled to the full faith and credit of the United States and are supported by the right of the issuer to borrow from the Treasury. FNMA is a government-sponsored organization owned entirely by private stockholders. Fannie Maes are guaranteed as to timely payment of principal and interest by FNMA. Mortgage-related securities issued by the Federal Home Loan Mortgage Corporation ("FHLMC") include FHLMC Mortgage Participation Certificates (also known as "Freddie Macs" or "PCs"). FHLMC is a corporate instrumentality of the United States, created pursuant to an Act of Congress, which is owned entirely by Federal Home Loan Banks. Freddie Macs are not guaranteed by the United States or by any Federal Home Loan Banks and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by FHLMC. FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When FHLMC does not guarantee timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.

        The Core Fixed Income Portfolio may invest in mortgage-backed securities issued or sponsored by both government and non-governmental entities. Privately issued mortgage-backed securities are generally backed by pools of conventional (i.e., non-government guaranteed or insured) mortgage loans. Privately-issued mortgage backed securities must have a rating of at least A by S&P or Moody's or which if unrated, is in the advisor's opinion equivalent in credit quality to securities so rated. The ratings assigned by a rating organization (e.g., S&P or Moody's) to privately-issued mortgage-backed securities address the likelihood of the receipt of all distributions on the underlying mortgage loans by the related certificate-holders under the agreements pursuant to which such certificates are issued. A rating organization's ratings take into consideration the credit quality of the related mortgage pool, including any credit support providers, structural and legal aspects associated with such certificates, and the extent to which the payment stream on such mortgage pool is adequate to make payments required by such certificates. A rating organization's ratings on such certificates do not, however, constitute a statement regarding frequency of prepayments on the related mortgage loans. Additionally, in order to receive a high quality rating from the rating organizations, privately issued mortgage-backed securities normally are structured with one or more types of "credit enhancement." Credit enhancement falls generally into two categories:
(i) liquidity protection and (ii) protection against losses resulting from default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pools of mortgages, the provision of a reserve fund, or a combination thereof, to ensure, subject to certain limitations, that scheduled payments on the underlying pool are made in a timely fashion. Protection against losses resulting from default ensures ultimate payment of the obligations on at least a portion of the assets in the pool. Such credit support can be provided by, among other things, payment guarantees, letters of credit, pool insurance, subordination, or any combination thereof.

        The Core Fixed Income Portfolio may also invest in multiple class securities, including collateralized mortgage obligations ("CMOs") and Real Estate Mortgage Investment Conduit

("REMIC") pass-through or participation certificates. CMOs provide an investor with a specified interest in the cash flow from a pool of underlying mortgages or of other mortgage-backed securities. These securities may be issued by U.S. Government agencies and instrumentalities such as Fannie Mae or sponsored enterprises such as Freddie Mac or by trusts formed by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage bankers, commercial banks, insurance companies, investment banks and special purpose subsidiaries of the foregoing. In general, CMOs are debt obligations of a legal entity that are collateralized by, and multiple class mortgage-backed securities represent direct ownership interests in, a pool of mortgage loans or mortgage-backed securities the payments on which are used to make payments on the CMOs or multiple class mortgage-backed securities.

        Fannie Mae REMIC certificates are issued and guaranteed as to timely distribution of principal and interest by Fannie Mae. In addition, Fannie Mae will be obligated to distribute the principal balance of each class of REMIC certificates in full, whether or not sufficient funds are otherwise available.

        Freddie Mac guarantees the timely payment of interest on Freddie Mac REMIC certificates and also guarantees the payment of principal as payments are required to be made on the underlying mortgage participation certificates ("PCs"). PCs represent undivided interests in specified level payment, residential mortgages or participations therein purchased by Freddie Mac and placed in a PC pool. With respect to principal payments on PCs, Freddie Mac generally guarantees ultimate collection of all principal of the related mortgage loans without offset or deduction. Freddie Mac also guarantees timely payment of principal of certain PCs.

        CMOs and guaranteed REMIC certificates issued by Fannie Mae and Freddie Mac are types of multiple class mortgage-backed securities. Investors may purchase beneficial interests in REMICs, which are known as "regular" interests or "residual" interests. The Funds do not intend to purchase residual interests in REMICs. The REMIC certificates represent beneficial ownership interests in a REMIC trust, generally consisting of mortgage loans or Fannie Mae, Freddie Mac or Ginnie Mae guaranteed mortgage-backed securities. The obligations of Fannie Mae or Freddie Mac under their respective guaranty of the REMIC certificates are obligations solely of Fannie Mae or Freddie Mac, respectively.

        CMOs are issued in multiple classes, each with a specified fixed or floating interest rate and a final scheduled distribution date. In most cases, payments of principal are applied to the CMO classes in order of their respective stated maturities, so that no principal payments will be made on a CMO class until all other classes having an earlier stated maturity date are paid in full. These are referred to as "sequential pay" CMOs, or REMIC Certificates. A REMIC is a CMO that qualifies for special tax treatment under the Code, and invests in certain mortgages principally secured by interests in real property and other permitted investments.

        Additional structures of CMOs and REMIC certificates include, among others, "parallel pay" CMOs and REMIC certificates. Parallel pay CMOs or REMIC certificates are those which are structured to apply principal payments and prepayments of mortgage assets to two or more classes concurrently on a proportionate or disproportionate basis. These simultaneous payments are taken into account in calculating the final distribution date of each class.

        A wide variety of REMIC certificates may be issued in sequential pay or parallel pay structures. These securities include accrual certificates (also known as "Z-Bonds"), which only accrue interest at a specified rate until all other certificates having an earlier final distribution date have been retired and are converted thereafter to an interest-paying security, and planned amortization class ("PAC") certificates, which are parallel pay REMIC certificates that generally require that specified amounts of principal be applied on each payment date to one or more classes or REMIC certificates (the "PAC Certificates"), even though all other principal payments and prepayments of the mortgage assets are then required to be applied to one or more other classes of the certificates. The scheduled principal payments for the PAC Certificates generally have the highest priority on each payment date after interest due has been paid to all classes entitled to receive interest currently. Shortfalls, if any, are added to the amount payable on the next payment date. The PAC Certificate payment schedule is taken into account in calculating the final distribution date of each class of PAC. In order to create PAC tranches, one or more tranches generally must be created that absorb most of the volatility in the underlying mortgage assets. These tranches tend to have market prices and yields that are much more volatile than other PAC classes.

        CMOs may involve additional risks other than those found in other types of mortgage-related obligations. CMOs may exhibit more price volatility and interest rate risk than other types of mortgage-related obligations. During periods of rising interest rates, CMOs may lose their liquidity as CMO market makers may choose not to repurchase, or may offer prices, based on current market conditions, which are unacceptable to the Portfolio based on the Portfolio's analysis of the market value of the security.

        The Core Fixed Income Portfolio may also invest in stripped mortgage-backed securities ("SMBS") (including interest only and principal only securities), which are derivative multiple class mortgage-backed securities. The Core Fixed Income Portfolio may also invest in privately-issued SMBS. Although the market for such securities is increasingly liquid, privately-issued SMBS' may not be readily marketable and will be considered illiquid for purposes of the Portfolio's limitation on investments in illiquid securities. The advisor may determine that SMBS' which are U.S. Government securities are liquid for purposes of the Portfolio's limitation on investments in illiquid securities.

        SMBS are usually structured with two different classes: one that receives 100% of the interest payments and the other that receives 100% of the principal payments from a pool of mortgage loans. If the underlying mortgage loans experience different than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities. The market value of the class consisting entirely of principal payments generally is unusually volatile in response to changes in interest rates. The yields on a class of SMBS that receives all or most of the interest from mortgage loans are generally higher than prevailing market yields on other mortgage-backed securities because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be fully recouped.

        Because derivative mortgage-backed securities (such as principal-only
(POs), interest-only (IOs) or inverse floating rate securities) are more exposed to mortgage prepayments, they generally involve a greater amount of risk. Small changes in prepayments can significantly impact the cash flow and the market value of these securities. The risk of faster than anticipated prepayments generally adversely affects IOs, super floaters and premium priced mortgage-backed securities. The risk of slower than anticipated prepayments generally adversely affects POs, floating-rate securities subject to interest rate caps, support tranches and discount priced mortgage-backed securities. In addition, particular derivative securities may be leveraged such that their exposure (i.e., price sensitivity) to interest rate and/or prepayment risk is magnified.

V.      DESCRIPTION OF ASSET-BACKED SECURITIES

        ASSET-BACKED SECURITIES. The Core Fixed Income Portfolio may invest in asset-backed securities. Asset-backed securities include interests in pools of receivables, such as motor vehicle installment purchase obligations and credit card receivables. Such securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pools of assets. Such securities may also be debt instruments, which are also known as collateralized obligations and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are not issued or guaranteed by the U.S. Government or its agencies or instrumentalities; however, the payment of principal and interest on such obligations may be guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution (such as a bank or insurance company) unaffiliated with the issuers of such securities.

        The purchase of asset-backed securities may raise considerations peculiar to the financing of the instruments underlying such securities. For example, most organizations that issue asset-backed securities relating to motor vehicle installment purchase obligations perfect their interests in the respective obligations only by filing a financing statement and by having the servicer of the obligations, which is usually the originator, take custody thereof. In such circumstances, if the servicer were to sell the same obligations to another party, in violation of its duty not to do so, there is a risk that such party could acquire an interest in the obligations superior to that of the holders of the asset-backed securities. Also, although most of such obligations grant a security interest in the motor vehicle being financed, in most states the security interest in a motor vehicle must be noted on the certificate of title to perfect such security interest against competing claims of other parties. Due to the large number of vehicles involved, however, the certificate of title to each vehicle financed, pursuant to the obligations underlying the asset-backed securities, usually is not amended to reflect the assignment of the seller's security interest for the benefit of the holders of the asset-backed securities. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on those securities. In addition, various state and federal laws give the motor vehicle owner the right to assert against the holder of the owner's obligation certain defenses such owner would have against the seller of the motor vehicle. The assertion of such defenses could reduce payments on the related asset-backed securities. Insofar as credit card receivables are concerned, credit card holders are entitled to the protection of a number of state and federal consumer credit laws, many of which give such holders the right to set off certain amounts against balances owed on the credit card, thereby reducing the amounts paid on such receivables. In addition, unlike most other asset-backed securities, credit card receivables are unsecured obligations of the cardholder.

VI.     DESCRIPTION OF U.S. GOVERNMENT SECURITIES AND CERTAIN OTHER SECURITIES

        The term "U.S. Government Securities" refers to a variety of securities which are issued or guaranteed by the United States Government, and by various instrumentalities which have been established or sponsored by the United States Government.

        U.S. Treasury securities are backed by the "full faith and credit" of the United States. Securities issued or guaranteed by Federal agencies and U.S. Government sponsored enterprises or instrumentalities may or may not be backed by the full faith and credit of the United States. In the case of securities not backed by the full faith and credit of the United States, an investor must look principally to the agency, enterprise or instrumentality issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the United States itself in the event the agency, enterprise or instrumentality does not meet its commitment. Agencies which are backed by the full faith and credit of the United States include the Export Import Bank, Farmers Home Administration, Federal Financing Bank and others. Certain agencies, enterprises and instrumentalities, such as the Government National Mortgage Association are, in effect, backed by the full faith and credit of the United States through provisions in their charters that they may make "indefinite and unlimited" drawings on the Treasury, if needed to service its debt. Debt from certain other agencies, enterprises and instrumentalities, including the Federal Home Loan Bank and Federal National Mortgage Association, are not guaranteed by the United States, but those institutions are protected by the discretionary authority for the U.S. Treasury to purchase certain amounts of their securities to assist the institution in meeting its debt obligations. Finally, other agencies, enterprises and instrumentalities, such as the Farm Credit System and the Federal Home Loan Mortgage Corporation, are federally chartered institutions under Government supervision, but their debt securities are backed only by the creditworthiness of those institutions, not the U.S. Government.

        Some of the U.S. Government agencies that issue or guarantee securities include the Export-Import Bank of the United States, Farmers Home
Administration, Federal Housing Administration, Maritime Administration, Small Business Administration and The Tennessee Valley Authority.

        An instrumentality of the U.S. Government is a Government agency organized under Federal charter with Government supervision. Instrumentalities issuing or guaranteeing securities include, among others, Overseas Private Investment Corporation, Federal Home Loan Banks, the Federal Land Banks, Central Bank for Cooperatives, Federal Intermediate Credit Banks and the Federal National Mortgage Association.

        International institutions that issue securities which the Core Fixed Income Portfolio may purchase include the Asian Development Bank, Inter-American Development Bank and the International Bank for Reconstruction and Development (the "World Bank").

VII.    DESCRIPTION OF MUNICIPAL OBLIGATIONS

        Municipal Obligations generally include debt obligations issued by states and their political subdivisions, and duly constituted authorities and corporations, to obtain funds to construct, repair or improve various public facilities such as airports, bridges, highways, hospitals, housing, schools, streets and water and sewer works. Municipal Obligations may also be issued to refinance outstanding obligations as well as to obtain funds for general operating expenses and for loan to other public institutions and facilities.

        Industrial revenue bonds in most cases are revenue bonds and generally do not have the pledge of the credit of the issuer. The payment of the principal and interest on such industrial revenue bonds is dependent solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment. Short-term municipal obligations issued by states, cities, municipalities or municipal agencies, include Tax Anticipation Notes, Revenue Anticipation Notes, Bond Anticipation Notes, Construction Loan Notes and Short-Term Discount Notes. Project Notes are instruments guaranteed by the Department of Housing and Urban Development but issued by a state or local housing agency. While the issuing agency has the primary obligation on Project Notes, they are also secured by the full faith and credit of the United States.

        Note obligations with demand or put options may have a stated maturity in excess of 13 months, but permit any holder to demand payment of principal plus accrued interest upon a specified number of days' notice. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. The issuer of such notes normally has a corresponding right, after a given period, to repay in its discretion the outstanding principal of the note plus accrued interest upon a specific number of days' notice to the bondholders. The interest rate on a demand note may be based upon a known lending rate, such as a bank's prime rate, and be adjusted when such rate changes, or the interest rate on a demand note may be a market rate that is adjusted at specified intervals. The demand notes in which the Tax-Exempt Cash Portfolio will invest are payable on not more than thirteen months notice.

        The yields of Municipal Obligations depend on, among other things, general money market conditions, conditions in the Municipal Obligation market, the size of a particular offering, the maturity of the obligation, and the rating of the issue. The ratings of Moody's and S&P represent their opinions of the quality of the Municipal Obligations rated by them. It should be emphasized that such ratings are general and are not absolute standards of quality. Consequently, Municipal Obligations with the same maturity, coupon and rating may have different yields, while Municipal Obligations of the same maturity and coupon, but with different ratings may have the same yield. It will be the responsibility of the advisor to appraise independently the fundamental quality of the bonds held by the Tax-Exempt Cash Portfolio.

        Municipal Obligations are sometimes purchased on a "when issued" basis, which means the buyer has committed to purchase certain specified securities at an agreed upon price when they are issued. The period between commitment date and issuance date can be a month or more. It is possible that the securities will never be issued and the commitment cancelled.

        From time to time proposals have been introduced before Congress to restrict or eliminate the Federal income tax exemption for interest on Municipal Obligations. Similar proposals may be introduced in the future. If any such proposal were enacted, it might restrict or eliminate the ability of the Tax-Exempt Cash, Muni Intermediate and New Jersey Muni Portfolios to achieve their investment objectives. In that event the Funds' Board members and officers would reevaluate the Tax-Exempt Cash, Muni Intermediate and New Jersey Muni Portfolios' investment objectives and policies and consider recommending to their shareholders changes in such objectives and policies.

VIII.   FOREIGN INVESTMENTS

        Investors should recognize that investing in foreign companies involves certain special considerations which are not typically associated with investing in U.S. companies. Because the stocks of foreign companies are frequently denominated in foreign currencies, and because the Strategic Equity, International, Small Cap Equity, Large Cap Value, Large Cap 100, Large Cap Growth, Small Capitalization Growth and Institutional International Portfolios may temporarily hold uninvested reserves in bank deposits in foreign currencies, these Portfolios may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, and may incur costs in connection with conversions between various currencies. The investment policies of the International and Institutional International Portfolios permit the Portfolios to enter into forward foreign currency exchange contracts in order to hedge the Portfolio's holdings and commitments against changes in the level of future currency rates. Such contracts involve an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract.

        As foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards and they may have policies that are not comparable to those of domestic companies, there may be less information available about certain foreign companies than about domestic companies. Securities of some foreign companies are generally less liquid and more volatile than securities of comparable domestic companies. There is generally less government supervision and regulation of stock exchanges, brokers and listed companies than in the U.S. In addition, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect U.S. investments in foreign countries.

        Although the Strategic Equity, International, Small Cap Equity, Large Cap Value, Large Cap 100, Large Cap Growth, Small Small Capitalization Growth and Institutional International Portfolios will endeavor to achieve most favorable execution costs in its portfolio transactions, commissions on many foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges.

        Certain foreign governments levy withholding taxes on dividend and interest income. Although in some countries a portion of these taxes are recoverable, the non-recovered portion of foreign withholding taxes will reduce the income received from the foreign companies comprising the Strategic Equity, International, Small Cap Equity, Large Cap Value, Large Cap

100, Large Cap Growth, Small Small Capitalization Growth and Institutional International Portfolios.

IX.     OPTIONS

        The Strategic Equity Portfolio's writing and purchase of options is a highly specialized activity which involves investment analysis and risks that are different from those associated with ordinary portfolio securities transactions.

        Purchasing options to attempt to increase return through their price appreciation involves the risk of loss of option premium if the advisor is incorrect in its expectation of the direction or magnitude of the change in securities prices. Writing options to seek to increase income in the Portfolio involves the risk of net loss (after receiving the option premium) if the advisor is incorrect in its expectation of the direction or magnitude of the change in securities prices. The successful use of options for hedging purposes also depends in part on the degree of correlation between the option and a security or index of securities. If the advisor is incorrect in its expectation of changes in securities prices or its estimation of the correlation between the option and a security index, the investment performance of the Portfolio will be less favorable than it would have been in the absence of such options transactions. The use of options may increase the Portfolio's portfolio turnover rate. Higher rates of turnover may result in increased brokerage commissions, and could increase the amount of income received by the Portfolio that constitutes taxable capital gains. To the extent capital gains are realized, distributions from those gains may be ordinary income for federal tax purposes.

        Additionally, there is no assurance that a liquid secondary market on an options exchange will exist for any particular exchange-traded option or option traded over-the-counter at any particular time. If the Portfolio is unable to effect a closing purchase transaction with respect to covered options it has written, the Portfolio will not be able to sell the underlying securities or dispose of segregated assets until the options expire or are exercised. Similarly, if the Portfolio is unable to effect a closing sale transaction with respect to options it has purchased, it will have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of the underlying securities.

        Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or (v) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

        The Portfolio may purchase and sell both options that are traded on U.S. exchanges and options traded over-the-counter with broker-dealers who make markets in these options. The ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. Until such time as the staff of the SEC changes its position, the Portfolio will treat purchased over-the-counter options and all assets used to cover written over-the-counter options as illiquid securities.

                      APPENDIX B - PROXY VOTING PROCEDURES


                             Glenmede Advisers, Inc.
                     Philadelphia International Advisors LP
                     Institutional Shareholder Service (ISS)
                        Winslow Capital Management, Inc.
                 Investor Responsibility Research Center (IRRC)
                     Sterling Johnston Capital Management LP

                          GLENMEDE PROXY VOTING POLICY

I.      Executive Summary

        There are responsibilities that come with equity ownership. There are responsibilities on not only corporate managers of companies but the stockholders as well. As a shareholder, one is expected to cast informed votes on important issues affecting a company.

II.     Policy

        It is the policy of Glenmede to conform to the Shareholders Communication Act (17 CFR 240.14-17) which discusses the distribution of proxy material. One primary objective for Glenmede in it's fiduciary capacity, is to represent and vote for the best long term interest of its beneficiaries, exercising the care, skill and diligence required by
        Section 404(a)(1)(b) of ERISA.

        Glenmede may engage the services of a third party proxy processor. It is Glenmede's policy to see that all proxies are appropriately voted in all managed accounts and custodial accounts unless otherwise directed by the client. In general, it is Glenmede's position to vote routine proxies in accordance with management's recommendation. These include an uncontested election of directors and stock splits or dividends. Other matters such as proxy contests, ratification of auditors, anti-takeover measures, capital structure changes, executive and director compensation, are reviewed on a case by case basis by the proxy service which provides fundamental research and subsequent recommendations on the proxy question.

        The Glenmede adopted proxy service has guidelines that provide more detail on each of the above mentioned situations. These guidelines can be obtained from the office of the Chief Investment Officer (CIO).

        Exception proxies, which are not addressed by the guidelines, are sent to the appropriately designated officer in the Investment Policy & Strategy group for review and signature. If that officer is unavailable, the proxy should be forwarded to the CIO for execution.

        No disclosed conflicts will affect this policy and the manner in which proxies are voted.

                     PHILADELPHIA INTERNATIONAL ADVISORS, LP
                               PROXY VOTING POLICY
                              (As of July 23, 2003)

OVERVIEW

Philadelphia International Advisors, LP ("PIA") has responsibility to see that proxies are appropriately voted. Clients are solicited and records kept indicating whether we are to have discretion in voting proxies or whether they should be voted elsewhere. This is primarily documented via the account agreement. PIA votes all proxies in accordance with its general proxy policy in effect at the time, unless otherwise specifically instructed by the client in writing.

An independent third party proxy service, Institutional Shareholder Service
(ISS), has been retained by PIA for their fundamental research on the proxy question and subsequent recommendations. Proxies are voted by ISS in accordance with their proxy voting guidelines with the intent of serving the best interests of PIA's clients. PIA has directed ISS that in the event shares are going to be blocked from trading or otherwise will be restricted in the specific country from the time the vote is cast until the adjournment of the meeting, ISS will abstain from voting.

ISS will inform PIA's proxy administrator of any proxies that do not fall within the adopted guidelines. PIA's proxy administrator will send the proxies in question to the appropriate portfolio manager for review, documentation of vote rationale, and signature. In the event the designated portfolio manager is unavailable, the proxy will be forwarded to the CIO for execution.

CONFLICTS OF INTEREST

PIA has developed this policy to serve the collective interests of our clients, and accordingly, will generally vote pursuant to this policy when conflicts of interest arise. Potential conflicts of interest may arise through business relationships, personal relationships, or familial relationships involving PIA or PIA personnel. When there are proxy voting proposals, however, that give rise to conflicts of interest the proxy shall be voted consistent with the recommendations of ISS provided that PIA believes that such a vote is consistent with the best interests if its clients.

PIA maintains detailed records on proxy voting. PIA clients may obtain information about how their proxies were voted or a copy of appropriate Proxy Voting Reports by contacting Kevin Pilotti (phone: 215-419-6780; email: kevin_pilotti@piadvisors.net).

GLOBAL PROXY VOTING MANUAL

POLICIES
Financial Results/Director and Auditor Reports

ISS GENERAL RECOMMENDATION & POLICY
Vote FOR approval of financial statements and director and auditor reports, unless:
/ / there are concerns about the accounts presented or audit procedures used; or / / the company is not responsive to shareholder questions about specific items that should be publicly disclosed.

DISCUSSION
Most companies around the world submit these reports to shareholders for approval, and this is one of the first items on most agendas. The official financial statements and director and auditor reports are valuable documents when evaluating a company's annual performance. The director report usually includes a review of the company's performance during the year, justification of dividend levels and profits or losses, special events such as acquisitions or disposals, and future plans for the company.
The auditor report discloses any irregularities or problems with the company's finances. While a qualified report by itself is not sufficient reason to oppose this resolution, it raises cautionary flags of which shareholders should be aware. Most auditor reports are unqualified, meaning that in the auditor's opinion, the company's financial statements are made in accordance with generally accepted accounting principles.
When evaluating a company's financial statements, ISS looks at debt/equity levels on the balance sheet, historical sales and earnings performance, dividend history and payout ratios, and the company's performance within its own country and relative to similar companies in its industry. Unless there are major concerns about the accuracy of the financial statements or the director or auditor reports, ISS recommends approval of this item.

Appointment of Internal Statutory Auditors

ISS GENERAL RECOMMENDATION & POLICY
Vote FOR the appointment or reelection of statutory auditors, unless:
/ / there are serious concerns about the statutory reports presented or the audit procedures used;
/ / questions exist concerning any of the statutory auditors being appointed; or


/ / the auditors have previously served the company in an executive capacity or can otherwise be considered affiliated with the company..


DISCUSSION
The appointment of internal statutory auditors is a routine request for companies in Latin America, Italy, Spain, Portugal, Japan, Korea, and Russia. The statutory auditing board is usually composed of three to five members, including a group chairman and two alternate members, all of whom are expected to be independent. In addition to the regular duty of verifying corporate accounts, the auditor board is responsible for supervising management and ensuring compliance with the law and articles of association. The auditors must perform an audit of the accounts every three months and present to shareholders a report on the balance sheet at the AGM. For most countries, the auditors are elected annually and may seek reelection. ISS recommends supporting the appointment of statutory auditors unless there are serious concerns about the reports presented or questions about an auditor's qualifications.

Allocation of Income

ISS GENERAL RECOMMENDATION & POLICY
Vote FOR approval of the allocation of income, unless:
/ / the dividend payout ratio has been consistently below 30 percent without adequate explanation; or
/ / the payout is excessive given the company's financial position.

DISCUSSION
Many countries require shareholders to approve the allocation of income generated during the year. These proposals usually, but not always, contain an allocation to dividends. When determining the acceptability of this proposal, ISS focuses primarily on the payout ratio. Payouts of less than 30 percent or more than 100 percent are a trigger for further analysis. The minimum level of 30 percent is based on a review of international practice. Payouts of more than 100 percent are a signal that the company is dipping into reserves to make the payment.
Further analysis of payout ratios should include the following: an examination of historical payouts to determine if there is a long-term pattern of low payouts; exceptional events that may have artificially modified earnings for the year; the condition of a company's balance sheet; comparisons with similar companies both domestically and internationally; and the classification of the company as growth or mature.

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Justifications for extreme payouts must be reviewed carefully. If the company has an adequate explanation for a certain payout, ISS supports the income allocation as proposed. However, if a company has a pattern of low payouts, fails to adequately justify the retention of capital, and is not experiencing above-average growth, ISS recommends opposing the proposal. A vote against the payout is also recommended if a company appears to be maintaining an excessive payout that may affect its long-term health.

Stock (Scrip) Dividend Alternative

ISS GENERAL RECOMMENDATION & POLICY
Vote FOR most stock (scrip) dividend proposals.
Vote AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

DISCUSSION
Stock (scrip) dividend alternatives, whereby shareholders are offered the option of receiving their dividend payment in the form of fully paid ordinary shares, are common proposals worldwide. While dividend payments in the form of shares in lieu of cash do not immediately add to shareholder value, they allow companies to retain cash and to.strengthen the position and commitment of long-term shareholders. ISS opposes stock dividend proposals that do not allow a cash option unless management shows that the cash outflow is detrimental to the company's health and to long-term shareholder value.

Amendments to Articles of Association

ISS GENERAL RECOMMENDATION & POLICY
Vote amendments to the articles of association on a CASE-BY-CASE basis.

DISCUSSION
Requests to amend a company's articles of association are usually motivated by changes in the company's legal and regulatory environment, although evolution of general business practice can also prompt amendments to articles. Such proposals are especially common whenever stock exchange listing rules are revised, new legislation is passed, or a court case exposes the need to close loopholes. Amendments to articles range from minor spelling changes to the adoption of an entirely new set of articles. While the majority of such requests are of a technical and administrative nature, minor changes in wording can have a significant impact on corporate governance. As such, ISS carefully scrutinizes any changes to a company's articles. From a company's perspective, it is often more efficient to adopt a new set of articles than to introduce numerous amendments. However, bundling changes that treat different provisions of the articles into one voting item prevents shareholders from separating items of concern from routine changes. By leaving a shareholder with an all-or-nothing choice, bundling allows companies to include negative provisions along with positive or neutral changes.
When reviewing new or revised articles, ISS classifies each change according to its potential impact on shareholder value and then weighs the package as a whole. The presence of one strongly negative change may warrant a recommendation against the resolution. In assigning these classifications, ISS is not concerned with the nature of the article being amended, but rather focuses on whether the proposed change improves or worsens the existing provision.
The final criterion on which ISS bases its decision is whether failure to pass a resolution would cause an immediate loss of shareholder value. In such cases, ISS supports even a bundled resolution that includes negative changes.

Change in Company Fiscal Term

ISS GENERAL RECOMMENDATION & POLICY
Vote FOR resolutions to change a company's fiscal term unless a company's motivation for the change is to postpone its AGM.

DISCUSSION
Companies routinely seek shareholder approval to change their fiscal year end. This is a decision best left to management. ISS opposes this resolution only if the company is changing its year end to postpone its AGM. Most countries require companies to hold their AGM within a certain period of time after the close of the fiscal year. If a company is embroiled in a controversy, it might seek approval to amend its fiscal year end at an EGM to avoid controversial issues at an AGM. ISS opposes the change in year end in these cases.

Lower Disclosure Threshold for Stock Ownership

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ISS GENERAL RECOMMENDATION & POLICY
Vote AGAINST resolutions to lower the stock ownership disclosure threshold below five percent unless specific reasons exist to implement a lower threshold.




DISCUSSION
ISS's recommended level for ownership disclosure is five percent. A level below that does not add substantially to shareholders' interests and is often only a pretext for an antitakeover defense. A lower level also requires a greater number of shareholders to disclose their ownership, causing a greater burden to shareholders and to the company. Positions of more than five percent are significant, however, and this is the standard that the U.S. SEC uses.
In certain cases, shareholders may want to know of smaller positions-at a troubled company likely to be put in play,for example. ISS examines these companies to determine if these lower thresholds would benefit shareholders.

Amend Quorum Requirements

ISS GENERAL RECOMMENDATION & POLICY
Vote proposals to amend quorum requirements for shareholder meetings on a CASE-BY-CASE basis.

DISCUSSION
Quorum requirements differ widely by market. In the United States, for instance, a quorum of a majority of the outstanding shares is the norm. In many global markets, however, the percentage of shares represented at meetings is not as high as in the United States. Indeed, many companies incorporated in markets outside the United States have difficulty attaining a quorum.
Proposals to amend the quorum requirement are evaluated on a case-by-case basis based on market norms, the company's reasons for the change, and the company's ownership structure. With respect to the latter, companies that have a substantial shareholder or shareholder group should set their quorum requirement well above the percentage of shares owned by such shareholder or shareholder group. Quorum requirements are intended to ensure that a broad range of shareholders is represented at meetings. Setting a quorum requirement that is too low, whether in absolute terms or relative to the holdings of a large shareholder, undermines this purpose. A low quorum requirement is of particular concern in markets where resolutions are decided on the basis of either shares present and entitled to vote at a meeting or votes cast at the meeting; in such cases, once a quorum is attained the shares present, regardless of whether they are representative of the entire body of shareholders, will be able to decide the matters under consideration at the meeting.

Transact Other Business


ISS GENERAL RECOMMENDATION & POLICY.


Vote AGAINST other business when it appears as a voting item.

DISCUSSION
This item provides a forum for questions and any other resolutions that may be brought up at the meeting. In most countries the item is a formality and does not require a shareholder vote, but companies in certain countries include other business as a voting item. Because shareholders who vote by proxy cannot know what issues will be raised under this item, ISS cannot recommend that shareholders approve this request when asked for a vote. While ISS recognizes that in most cases this item is a formality or includes discussion that will have no impact on shareholders, shareholders cannot risk the negative consequences of voting in advance on an item for which information has not been disclosed.

Director Elections

ISS GENERAL RECOMMENDATION & POLICY
Vote FOR management nominees in the election of directors, unless:
/ / there are clear concerns about the past performance of the company or the board; or
/ / the board fails to meet minimum corporate governance standards.
Vote FOR individual nominees unless there are specific concerns about the individual, such as criminal wrongdoing or breach of fiduciary responsibilities. Vote AGAINST shareholder nominees unless they demonstrate a clear ability to contribute positively to board deliberations.
Vote AGAINST individual directors if they cannot provide an explanation for repeated absences at board meetings (in countries where this information is disclosed)

DISCUSSION
ISS considers director elections to be one of the most important voting decisions that shareholders make, especially

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because shareholders are only given the opportunity to review their companies'
operations once a year at the AGM. Thus, if detailed information on boards or nominees is available, analysis to the highest degree possible is warranted. Directors function as the representatives of shareholders throughout the year and are therefore a crucial avenue of ongoing influence on management.
Levels of disclosure regarding directors vary widely. In some countries, such as the United Kingdom, Canada, and Australia, companies publish detailed information such as director biographies, share ownership, and related information that aids shareholders in determining the level of director independence. In many other countries, the only information available on directors is their names, while still other countries disclose no information at all. In cases where detailed information about directors is not available, it would be counterproductive to vote against directors on the basis of a lack of information. Opposition to specific nominees or boards should be supported by specific problems or concerns.
While ISS supports the annual election of directors, boards in many countries are divided into two or more classes that are elected on a staggered basis. This system of classified boards is common across the world. Only Canadian companies routinely elect the entire board on an annual basis, but even in Canada companies may classify their board if an appropriate amendment is made to the articles. In certain countries, executive directors may be appointed for terms of up to five years, and a company's articles may give executive directors protected board seats under which they are not subject to shareholder election. ISS opposes protected board seats and preferential treatment of executive directors.
When reviewing director election proposals, ISS examines board composition, company performance, and any negative views or information on either the company or individual directors. ISS determines the number of executive, independent, and affiliated directors on the board, the existence and composition of board committees,.and the independence of the chairman. An affiliated director is defined as one who represents a major shareholder; has significant commercial contacts with the company as a legal counsel, auditor, or consultant; has held executive positions within the company in the past; or is related to the founding family, another board member, or a top executive. In cases where board composition is of concern, the company's general health and its recent financial performance may play a part in the evaluation of directors. Individual director information is also considered, including share ownership among director nominees.
ISS also takes into account the attendance records of directors when such information is provided to shareholders, using a benchmark attendance rate of 75 percent of board meetings. If an individual director fails to attend at least 75 percent of board meetings for two or more consecutive years, ISS makes further inquiries to the company regarding the absences. ISS recommends withholding votes against the director unless the company has provided a reasonable explanation for the absences. International companies tend to have directors who reside in other countries on their boards, making attendance difficult. While ISS understands the difficulties imposed on such directors, failing to attend meetings prevents directors from fulfilling their fiduciary obligations and adequately representing shareholder interests. Other business obligations and conflicting travel schedules are not acceptable reasons for consistently poor attendance records. ISS supports the use of teleconferencing and videoconferencing to cope with the increasing time and travel demands faced by directors in global business.
Statements of corporate governance practices are also helpful in reviewing director election proposals, but only in a few countries are these routinely included as part of the annual report, usually as a listing requirement of the major stock exchange. These reports are required in Australia, Canada, South Africa, and the United Kingdom.
For shareholder nominees, ISS places the persuasive burden on the nominee or the proposing shareholder to prove that they are better suited to serve on the board than management's nominees. Serious consideration of shareholder nominees will be given only if there are clear and compelling reasons for the nominee to join the board. These nominees must also demonstrate a clear ability to contribute positively to board deliberations; some nominees may have hidden or narrow agendas and may unnecessarily contribute to divisiveness among directors.

Director Compensation

ISS GENERAL RECOMMENDATION & POLICY
Vote FOR proposals to award cash fees to nonexecutive directors unless the amounts are excessive relative to other companies in the country or industry. Vote nonexecutive director compensation proposals that include both cash and share-based components on a CASE-BY-CASE basis.

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Vote proposals that bundle compensation for both nonexecutive and executive directors into a single resolution on a CASE-BY-CASE basis.
Vote AGAINST proposals to introduce retirement benefits for nonexecutive directors.

DISCUSSION
Proposals seeking shareholder approval for nonexecutive directors' fees are not controversial in most countries. ISS generally supports resolutions regarding directors' fees unless they are excessive relative to fees paid by other companies in the same country or industry. In evaluating such proposals, ISS focuses on the fees paid to each nonexecutive or, if such detailed information is not available, on the aggregate amount payable to all of the nonexecutives. Where available, ISS will also take into consideration evidence of past abuses, both by the company and those, if any, characteristic of the market.

Companies in many markets provide their nonexecutives an option to receive all or a portion of their cash fees in the form of company shares. We approve these measures as the exchange is on a 'dollar-for-dollar' basis, that is, as long as a director receives shares having a cash value equal to that of the foregone fees, with the share price used for such calculation being determined on a reasonable date. While there is some dilution associated with such payments, such dilution is minimal, and in any event, increasing directors' share ownership is likely to align the interests of the directors with those of shareholders. However, we will not support such arrangements if the exchange is not dollar-for-dollar; such exchanges put shareholders at a disadvantage by providing directors the opportunity to receive shares at discount, and the interests of directors who have acquired shares at a discount are likely to be less closely aligned with those of other shareholders. Some companies provide their nonexecutive directors the opportunity to exchange all or a portion of their cash fees for stock options; we would evaluate such grants in accordance with our stock option guidelines.

As is already common in the United States, companies in some global markets have begun to provide their nonexecutives with stock options as a separate element of their remuneration. In such countries, proposals seeking approval for the remuneration of nonexecutive directors cannot be evaluated without detailed information regarding the proposed remuneration, which could include options, and in some cases, discounted options. Remuneration proposals that include option grants must be evaluated in accordance with the guidelines for stock options. Likewise, remuneration proposals that could include option grants-by virtue of their being proposed by a company in a market where option grants to nonemployee directors are common-must also be evaluated in accordance with the guidelines for stock options.
Some countries require shareholder approval for the remuneration of executive as well as nonexecutive directors. Companies in such markets occasionally bundle nonexecutive and executive remuneration proposals into a single resolution. While ISS generally believes that executive compensation is the purview of the board, when proposed executive compensation is gratuitous or otherwise excessive in light of market norms or there is past evidence of abuse, ISS will recommend a vote against such resolutions. In reviewing such proposals, our analysis focuses, among other things, on the amount of the proposed compensation relative to market norms but also relative to the company's financial performance. For example, absent performance criteria and appropriate limits, it would be inappropriate to approve a resolution entitling an executive to a bonus equal to a substantial portion of a company's profits.
Retirement benefits for nonexecutive directors are inappropriate, as they increase the directors' financial reliance on the company and could call into question the objectivity of their decision-making. In addition, most directors have served as senior executives of other companies, and adequate retirement benefits should be provided through these companies. The only caveat to this policy would be for professional nonexecutive directors such as those found in the United Kingdom. However, requests for such benefits in the United Kingdom are rare, and the appropriateness of using shareholder funds in this manner is questionable.

Discharge of Board and Management

ISS GENERAL RECOMMENDATION & POLICY
Vote FOR discharge of the board and management, unless:
/ / there are serious questions about actions of the board or management for the year in question; or
/ / legal action is being taken against the board by other shareholders.

DISCUSSION
The annual formal discharge of board and management represents shareholder approval of actions taken during the year. Discharge is a tacit vote of confidence in the company's management and policies. It does not necessarily eliminate the possibility of future shareholder action, although it does make such action more difficult to pursue. Meeting agendas normally list proposals to discharge both the board and management as one agenda item.
This is a routine item in many countries. Discharge is generally granted unless a shareholder states a specific reason for withholding discharge and plans to undertake legal action. Withholding discharge is a serious matter and is advisable only when a shareholder has concrete evidence of negligence or abuse on the part of the board or management, has plans to take legal action, or has knowledge of other shareholders' plans to take legal action.
If evidence suggests that one or more board or management members are responsible for problems such as fraud or grave mismanagement, shareholders can withhold discharge from these individuals and pursue further legal action. Poor performance that can be directly linked to flagrant error or neglect on the part of the board or management, or.board actions that are detrimental to shareholders' interests, may also constitute grounds for voting against discharge.
If shareholders approve discharge of the board and management, they will face a greater challenge if they subsequently decide to pursue legal action against these parties. Shareholders would be required to prove that management or the board did not supply correct and complete information regarding the matter in question.

Director, Officer, and Auditor
Indemnification and Liability Provisions

ISS GENERAL RECOMMENDATION & POLICY
Vote proposals seeking indemnification and liability protection for directors and officers on a CASE-BY-CASE basis.
Vote AGAINST proposals to indemnify auditors.

DISCUSSION
The scope of directors' and officers' indemnification and liability provisions varies by market. Within reason, ISS seeks to respect the indemnification and liability protections applicable in each market, but some markets allow companies to provide indemnification and liability protection that we deem excessive. In general, ISS believes that officers and directors should only be eligible for indemnification and liability protection if they have acted in good faith on company business and were found innocent of any civil or criminal charges for duties performed on behalf of the company. Providing indemnification and liability protection beyond such levels would effectively absolve officers and directors of their duties to shareholders. ISS recognizes that limiting a company's ability to provide liability and indemnification protection may limit its ability to attract and retain qualified directors and executives and that indemnification provisions afford directors and officers protection to take risks and maximize shareholder wealth. However, ISS also believes that providing liability and indemnification protection in excess of that outlined above could unfairly prejudice shareholders in holding officers and directors accountable and that the level of protection allowed under our guidelines represents a reasonable compromise.
When evaluating indemnification and liability provisions in more developed markets that enumerate the duty of loyalty and the duty of care, ISS also takes into account the liability and indemnification provisions contained in ISS's U.S. Proxy Voting Guidelines.
Although ISS supports indemnifying directors and officers, ISS opposes providing these protections to auditors.
These payments call into question the objectivity of the auditor in carrying out the audit, as the fees paid on its behalf could be greater than the audit fees alone. Eliminating concerns about being sued for carelessness could also lead to a decrease in the quality of the audit. Given the substantial settlements against auditors in recent years for poor audit practices, the cost of such insurance to the company and its shareholders is unwarranted.

Board Structure

ISS GENERAL RECOMMENDATION & POLICY
Vote FOR proposals to fix board size.
Vote AGAINST the introduction of classified boards and mandatory retirement ages for directors.
Vote AGAINST proposals to alter board structure or size in the context of a fight for control of the company or the board.


DISCUSSION


Resolutions relating to board structures range from fixing the number of directors or establishing a minimum or maximum number of directors to introducing classified boards and director term limits.

BOARD SIZE
Proposals to fix board size are common and are routinely approved. Proposals to establish a range of board size are also frequent; a range of two or three open slots relative to the existing board size is reasonable, as it gives the

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company some flexibility to attract potentially valuable board members during the year. Latitude beyond this range is inappropriate, however, because companies can use this freedom to hinder unwanted influence from potential acquirers or large shareholders.

ADOPT CLASSIFIED BOARD
ISS prefers that all directors stand for reelection every year. All directors should be accountable to shareholders on an annual basis, as the ability to elect directors is the single most important use of the shareholder franchise. While classified boards are the norm in most countries, some companies have chosen to place their directors up for annual election. ISS supports initiatives to declassify boards and opposes proposals to classify previously unstaggered boards. Classifying the board makes it more difficult to effect a change of control through a proxy contest; because only a minority of the directors are elected each year, a dissident shareholder would be unable to win control of the board in a single election.

INTRODUCTION OF MANDATORY AGE OF RETIREMENT
ISS believes that age should not be the sole factor in determining a director's value to a company. Rather, each director's performance should be evaluated on the basis of their individual contribution and experience.

ALTERING BOARD SIZE
Companies may attempt to increase board size in order to add related or like-minded directors to the board.
Conversely, establishing a minimum number of directors could make it easier to remove independent directors from the board. ISS considers these proposals on a case-by-case basis.
All proposals to alter board size during a proxy fight or other possible contests for control should be opposed.
Allowing directors to alter the terms of a contest while it is underway is not in shareholders' interests, as this tactic could be used to thwart a takeover that is in shareholders' interests.

TWO-TIERED BOARDS
Companies in many countries have a two-tiered board structure, comprising a supervisory board of nonexecutive directors and a management board with executive directors. The supervisory board oversees the actions of the management board, while the management board is responsible for the company's daily operations. Companies with two-tiered boards elect members to the supervisory board only; management board members are appointed by the supervisory board. In Austria, Brazil, the Czech Republic, Germany, Peru, Poland, Portugal, and Russia, two-tiered boards are the norm. They are also permitted by company law in France and Spain.
Capital Systems Companies have one of two main types of capital systems: authorized and conditional. Both systems provide companies with the means to finance business activities, but they are considerably different in structure. Which system is used by a company is determined by the economic and legal structure of the market in which it operates.


AUTHORIZED CAPITAL SYSTEM


The authorized capital system sets a limit in a company's articles on the total number of shares that can be issued by the company's board. The system allows companies to issue shares from this preapproved limit, although in many markets shareholder approval must be obtained prior to an issuance. Companies also request shareholder approval for increases in authorization when the amount of shares contained in the articles is inadequate for issuance authorities. ISS reviews proposals for such increases based on the following criteria: the history of issuance requests; the size of the request; the purpose of the issuance (general or specific) associated with the increase in authorization; and the status of preemptive rights (see pol.19 and pol.21).

CONDITIONAL CAPITAL SYSTEM
Under the conditional capital system, companies seek authorizations for pools of capital with fixed periods of availability. For example, if a company seeks to establish a pool of capital for general issuance purposes, it requests the creation of a certain number of shares with or without preemptive rights, issuable piecemeal at the discretion of the board for a fixed period of time. Shares unissued after the fixed time period lapse. This type of authority would be used to carry out a general rights issue or small issuances without preemptive rights.
Requests for a specific issuance authority are tied to a specific transaction or purpose, such as an acquisition or the servicing of convertible securities. Such authorities cannot be used for any purpose other than that specified in the authorization. In this case, a company requests the creation of a certain number of shares with or without preemptive rights, issuable as needed for the specific purpose requested. This pool of conditional capital also carries a fixed expiration date.
In reviewing these proposals, ISS takes into consideration the existence of pools of capital from previous years. Because most capital authorizations are for several years, new requests may be made on top of the existing pool of

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capital. While most requests contain a provision to eliminate earlier pools and replace them with the current request, this is not always the case. Thus, if existing pools of capital are being left in place, the aggregate potential dilution amount from all capital should be considered.

Share Issuance Requests

ISS GENERAL RECOMMENDATION & POLICY

GENERAL ISSUANCES:
Vote FOR issuance requests with preemptive rights to a maximum of 100 percent over currently issued capital.
Vote FOR issuance requests without preemptive rights to a maximum of 20 percent of currently issued capital.

SPECIFIC ISSUANCES:
Vote on a CASE-BY-CASE basis on all requests, with or without preemptive rights.

GENERAL ISSUANCES
General issuance requests under both authorized and conditional capital systems allow companies to issue shares to raise funds for general financing purposes. Approval of such requests gives companies sufficient flexibility to carry out ordinary business activities without having to bear the expense of calling shareholder meetings for every issuance.
Issuances can be carried out with or without preemptive rights. Preemptive rights permit shareholders to share proportionately in any new issuances of stock. These rights guarantee existing shareholders the first opportunity to purchase shares of new issuances of stock in the class they own in an amount equal to the percentage of the class.they already own. Corporate law in many countries recognizes preemptive rights and requires shareholder approval for the disapplication of such rights.
ISS believes that the ability to double share capital through a rights issue (with preemptive rights) provides the company with sufficient financing to meet most contingencies. Rights issues for general capital needs of more than 100 percent of outstanding capital warrant shareholder approval. Issuance authorities of more than 100 percent can lead to excessive cash calls on shareholders, requiring them to provide the funds necessary to maintain their relative positions in the company or to accept substantial dilution.
In some cases, companies may need the ability to raise funds for routine business contingencies without the expense of carrying out a rights issue. Such contingencies could include the servicing of option plans, small acquisitions, or payment for services. When companies make issuance requests without preemptive rights, shareholders suffer dilution as a result of such issuances. Therefore, authorizations should be limited to a fixed number of shares or a percentage of capital at the time of issuance. While conventions regarding this type of authority vary widely among countries, ISS routinely approves issuance requests without preemptive rights for up to 20 percent of a company's outstanding capital.
Stock exchange listing rules also play a factor in determining the acceptability of share issuance requests. In some markets, companies may ask for the authority to issue all of their authorized but unissued share capital, yet the country's stock exchange prevents a company from issuing more than ten percent of the company's share capital in any one year without seeking additional shareholder approval. Another example is global companies that are listed on NASDAQ or the New York Stock Exchange (NYSE). Generally speaking, companies listed on NASDAQ and the NYSE must seek shareholder approval for any issuance of shares or of securities convertible into shares in excess of 20 percent of the company's outstanding shares at the time of issuance. If stock exchange listing requirements include adequate safeguards with respect to share issuances, ISS will approve the request unless there are specific concerns with the company.

SPECIFIC ISSUANCES
Specific issuance requests should be judged on their individual merits. For example, a company may request the issuance of shares for an acquisition in the form of a rights issue to raise funds for a cash payment, or else a company could request an issuance without preemptive rights for use in a share-based acquisition or issuance to a third party. Such a request could be of any size, and ISS recommends approval as long as the proposal is sound. A more routine request would be an authority to issue shares without preemptive rights for issuance as needed upon conversion of convertible securities or to service a share option plan. These shares can only be used for the purpose defined in the resolution.

Increases in Authorized Capital

ISS GENERAL RECOMMENDATION & POLICY
Vote FOR nonspecific proposals to increase authorized capital up to 100 percent over the current authorization unless the increase would leave the company with less than 30 percent of its new authorization outstanding.

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Vote FOR specific proposals to increase authorized capital to any amount, unless:
/ / the specific purpose of the increase (such as a share-based acquisition or merger) does not meet ISS guidelines for the purpose being proposed; or / / the increase would leave the company with less than 30 percent of its new authorization outstanding after adjusting for all proposed issuances.
Vote AGAINST proposals to adopt unlimited capital authorizations.

DISCUSSION
Increases in authorized capital are requested both for general financing flexibility and to provide for a specific purpose. Companies need an adequate buffer of unissued capital in order to take advantage of opportunities during.the year, thus they often request increases in authorized capital for no specific purpose other than to retain this flexibility. ISS believes that approving such requests is reasonable.
An increase of 100 percent over the existing authorization gives the company sufficient flexibility in any given year, but requiring that at least 30 percent of the new authorization be outstanding also limits the company's ability to abuse this privilege. If a company wishes to issue shares for any unforeseen reason during the year that would double (or possibly triple) outstanding share capital, an EGM to seek shareholder approval is justified.
Another important consideration is the status of preemptive rights. Not all countries recognize shareholders' preemptive rights, and excessive authorizations could lead to substantial dilution for existing shareholders. When preemptive rights are not guaranteed, companies do not need shareholder approval for share issuances as long as the issuance does not result in an increase above the authorized capital limit.
For specific requests, increases in capital up to any size may be justified if the purpose of the new authorization is in shareholders' interests. Such increases may be needed to fund a variety of corporate activities, thus each proposal must be reviewed on its individual merits. However, the same concerns with dilution exist if the outstanding capital is still less than 30 percent of the new authorization after all issuances take place.
ISS recommends that shareholders vote against proposals seeking to increase authorized capital to an unlimited number of shares. ISS does not believe that companies need unlimited financial flexibility to transact ordinary business because such an arrangement precludes management from periodically consulting shareholders for new capital. Unlimited authorizations may also be used as antitakeover devices, and they have the potential for substantial voting and earnings dilution. As such, they are not in shareholders' best interests.

Reduction of Capital

ISS GENERAL RECOMMENDATION & POLICY
Vote FOR proposals to reduce capital for routine accounting purposes unless the terms are unfavorable to shareholders.
Vote proposals to reduce capital in connection with corporate restructuring on a CASE-BY-CASE basis.

DISCUSSION
Proposals to reduce capital can cover a variety of corporate actions, ranging from routine accounting measures to reductions pertaining to a significant corporate restructuring in the face of bankruptcy. In addition, proposals to reduce capital can vary significantly from market to market as a result of local laws and accounting standards. Some examples of capital reduction proposals found overseas include:

REDUCTION IN STATED CAPITAL
One example of this type of proposal asks shareholders to allow the board to reduce the company's deficit and create a contributed surplus by effecting a reduction in the state capital of the company's common shares. A company may take this action if its net assets are in danger of falling below the aggregate of its liabilities and its stated capital. Should that situation occur, under some corporate law statutes the company would be prohibited from paying dividends on its shares. ISS usually supports such proposals as they are considered to be routine accounting measures. This type of proposal is seen often in Canada.

REDUCTION IN CONNECTION WITH CANCELLATION OF REPURCHASED SHARES
A company may also seek a reduction in capital corresponding to the cancellation of shares repurchased in connection with an earlier buyback authorization. The amount of equity that may be cancelled is usually limited to ten percent by national law. This type of proposal is seen most often in Scandanavia, Japan, Spain, and some Latin America markets and is considered a routine accounting measure..

REDUCTION IN CONNECTION WITH DIVIDEND PAYMENTS
If a board determines growth in income to be insufficient to enable the payment of a dividend, it may propose to lower the par value of the company's shares and pay the difference in par value back to the shareholders, effecting a

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corresponding reduction in capital. Such reduction is normally effected proportionately against all outstanding capital, and therefore does not involve any material change relative to shareholder value. Thus, ISS generally recommends that shareholders vote for these proposals, which are most often seen in Switzerland, Spain, and some Latin American markets.

REDUCTION IN CONNECTION WITH REPAYMENT AND CANCELLATION OF DEFERRED
SHARES AND PREFERENCE SHARES
Companies may also seek approval for the reduction of share capital pursuant to a repayment and cancellation of deferred shares or preference shares. Deferred shares may be created as bonus shares by a company capitalizing credit from a share premium account pursuant to a reorganization plan, for example, to return excess capital back to shareholders. The company then repurchases the bonus shares in exchange for cash equal to their nominal value and cancels them through a capital reduction. Companies that have preference shares outstanding may also request to cancel and repay these shares which may no longer be required for the carrying out of their financial objectives and may accrue administration costs which have become disproportionate to the benefits of maintaining such shares. Preference shares also carry certain rights that restrict the flexibility of conducting certain corporate actions, in particular share repurchases, which is another reason why companies propose to cancel such shares. In either case, ISS supports such reductions as they simplify capital structure and save on administration costs and remove certain restrictions associated with preference shares. This type of proposal is commonly seen in the United Kingdom.

REDUCTION IN CONNECTION WITH RESTRUCTURING
As noted above, some proposals to reduce capital are made in connection with a significant corporate restructuring. ISS generally supports such proposals because opposition could lead to insolvency, which is not in shareholders' interests. Evaluation of this type of proposal should take a realistic approach to the company's situation and the future prospects for shareholders.

Capital Structures

ISS GENERAL RECOMMENDATION & POLICY
Vote FOR resolutions that seek to maintain or convert to a one share, one vote capital structure.
Vote AGAINST requests for the creation or continuation of dual class capital structures or the creation of new or additional supervoting shares.

DISCUSSION
A key decision for any business is determining its capital structure. When timed correctly, sophisticated capital management-finding the right mix of equity, long-term debt, and short-term financing-can enhance shareholder returns. This process involves coordination of important issues, including dividend policy, tax and interest rates, types of assets, opportunities for growth, ability to finance new projects internally, and cost of obtaining additional capital.
These decisions are best left to a company's board and senior management, who should be given the latitude to determine the company's capital structure. However, shareholders should be aware that many financing decisions could have an adverse effect on shareholder returns. For example, additional equity financing may reduce an existing shareholder's ownership interest and can dilute the value of the investment. Some capital requests can be used as takeover defenses; in response to this situation, company laws establish limits on management's authority to issue new capital and often require shareholder approval for significant changes in management's existing authorizations..ISS supports a one share, one vote policy and opposes mechanisms that skew voting rights. Shareholders' voting rights should accrue in accordance with their equity capital commitment to the company. Dual class capital structures entrench certain shareholders and management, insulating them from possible takeovers or other external influence or action. The interests of parties with voting control may not be the same as those of shareholders constituting a majority of the company's capital. Additionally, research and market experience have shown that companies with dual class capital structures or other antitakeover mechanisms consistently trade at a discount to similar companies without such structures. When companies with dual class capital structures seek shareholder approval for the creation of new shares, ISS opposes the creation of additional supervoting shares because this perpetuates the dual class structure. If companies are seeking to increase ordinary or subordinate share capital, ISS reviews such requests on a case-by-case basis. If the shares are needed for a specific purpose, ISS recommends approval as long as the proposal meets the issuance guidelines for specific requests. Refusing such requests could cause an immediate loss of shareholder value by not allowing the company to carry out its ordinary business. However, ISS opposes general share creation requests on the grounds that they would perpetuate unequal voting structures. If shareholders routinely approve the creation of

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ordinary or subordinate voting shares, the company has no incentive to reform its capital structure. By not approving such requests, shareholders can send a signal of dissatisfaction to management.
If a company submits a proposal, which in effect would narrow the gap between the number of votes attached to each share class but not necessarily eliminate the inequality, ISS may still consider supporting the proposal since it entails an improvement compared to the current situation.

Preferred Stock

ISS GENERAL RECOMMENDATION & POLICY
Vote FOR the creation of a new class of preferred stock or for issuances of preferred stock up to 50 percent of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders. Vote FOR the creation/issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meets ISS's guidelines on equity issuance requests.
Vote AGAINST the creation of a new class of preference shares that would carry superior voting rights to the common shares.
Vote AGAINST the creation of blank check preferred stock unless the board clearly states that the authorization will not be used to thwart a takeover bid. Vote proposals to increase blank check preferred authorizations on a CASE-BY-CASE basis.

DISCUSSION
Preferred stock is an equity security, but also has certain features that liken it to debt instruments, such as fixed dividend payments, seniority of claims relative to regular common stock, and (in most cases) no voting rights except on matters that affect the seniority of preferred stock as a class. Preferred stock usually ranks senior to a company's ordinary shares with respect to dividends and the distribution of assets or winding up of the company. Preferred stock can be an effective means of raising capital without increasing debt levels, especially if a company has recently concluded a series of acquisitions.
In determining the acceptability of proposals relating to preferred stock, ISS examines the rights and terms of the proposed shares, including their designation, conditions, restrictions, and limitations. ISS prefers that the terms of preferred stock be set out at the time of the issuance or authorization request. Also important is the company's justification for issuing or authorizing preferred stock. Whether or not the preferred shares carry voting rights is also considered, especially if the preferred stock will feature superior voting rights to the common shares. While ISS believes that preferred shares are a valid form of financing, we also believe that the creation or issuance of preference shares should be limited to 50 percent of a company's share capital. ISS will also oppose cases where there has been evidence of management abuse of a past issuance authority..

VOTING PREFERRED STOCK
In some markets, preferred stock carries voting rights. Such preference shares may carry voting rights equal to the voting rights of the common shares or may carry multiple voting rights. In such cases, ISS's guidelines on capital structure are applied. ISS supports a one share, one vote policy and opposes measures that seek to establish dual-class capital structures. However, if a company already has a preference share authorization with different voting rights than the common shares, ISS will approve additional issuances of the preference shares, as long as issuances of these preferred shares are limited and do not adversely affect the rights of common shareholders.

CONVERTIBLE PREFERRED STOCK
Companies may also seek approval for the creation or issuance of preferred stock that is convertible into common stock. If the shares are convertible into common shares, ISS evaluates the conversion ratio and calculates the maximum number of shares that could be issued upon conversion to determine the potential amount of dilution that could result for common shareholders as a result of the proposal. ISS's equity issuance guidelines are then applied to determine whether the level of dilution is in shareholder's best interests.

BLANK CHECK PREFERRED STOCK
Companies may also seek shareholder approval for blank check preferred stock, which refers to blanket authorities to issue preferred stock under which the directors are allowed to set the size, terms, and recipient of such shares at the time of issuance. Blank check preferred stock can be used for legitimate corporate purposes such as raising capital or making acquisitions. By not establishing the terms of preferred stock at the time the class of stock is created, companies maintain the flexibility to tailor their preferred stock offerings to prevailing market conditions. However, blank check preferred stock can also be used as an entrenchment device. The ability to issue a block of preferred stock with multiple voting or conversion rights to a friendly investor is a powerful takeover defense. ISS supports blank check preferred stock proposals as long as the proposal states that the shares will not be issued as

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a takeover defense. ISS also considers, on a case-by-case basis, proposals to increase authorizations of blank check preferred stock when shareholders have already approved the class of stock and the company has a history of issuing such stock for legitimate financing purposes. Theoretically, companies with authorized blank check preferred stock can use these shares for antitakeover purposes as long as there are a few shares remaining, as they are free to set voting or conversion terms with each issue. Therefore, an increase in authorization may have little effect on the usage of this stock. In cases where a company has issued preferred stock from its authorization for legitimate financing purposes, there is no reason to object to an increase.

Debt Issuance Requests

ISS GENERAL RECOMMENDATION & POLICY
Vote nonconvertible debt issuance requests on a CASE-BY-CASE basis, with or without preemptive rights. Vote FOR the creation/issuance of convertible debt instruments as long as the maximum number of common shares that could be issued upon conversion meets ISS's guidelines on equity issuance requests. Vote FOR proposals to restructure existing debt arrangements unless the terms of the restructuring would adversely affect the rights of shareholders.

DISCUSSION
Debt issuance is a popular financing strategy in world markets. Companies routinely issue bonds directly to shareholders in order to raise funds while enjoying low borrowing costs, although bonds are also often issued without preemptive rights. The issuance of unsecured debt can often include warrants, which are detached at the time of bond issuance. Warrants are usually attached to a debt issuance in order to enhance the marketability of the accompanying fixed income security. Debt instruments are often issued with the right to convert into equity.securities. Convertible bonds give holders the choice of becoming shareholders, thereby increasing the shareholder base and liquidity of the company's stock, or selling their newly converted shares on the open market. In addition, many companies issue debt denominated in currencies other than that of their home market. When evaluating a debt issuance request, ISS determines the type of debt instrument being issued, the characteristics of the instrument (including whether or not it is convertible into common stock), the intended recipient of the issuance, and the company's justification for the issuance. In the case of convertible debt, ISS evaluates the conversion ratio and calculates the maximum number of shares that could be issued upon conversion to determine the potential amount of dilution that could result from the proposal. ISS's equity issuance guidelines are then applied to determine whether the level of dilution is in shareholders' best interests.
In the case of nonconvertible debt, ISS takes into account the size and purpose of the increase, and the board's use of past authorizations including examining whether there has been a history of abuse of the authorities. ISS looks at the company's current financial situation, specifically examining its current debt-to-equity ratio, or gearing level. A high gearing level may incline markets and financial analysts to downgrade the company's bond rating, increasing its investment risk factor in the process. ISS also considers other factors such as the company's growth over the past five years relative to earnings or market capitalization, recent corporate events that might affect the company's bottom line (such as the acquisition of a major competitor or the release of a revolutionary product), and the normal debt levels in the company's industry and country of origin. Although all of these considerations are factored into ISS's analysis of debt issuance proposals, ISS generally believes that such financing concerns are best decided by management. ISS will, however, issue vote recommendations against such proposals in cases where there has been evidence of management abuse of an authority, where the proposal is not in line with market practices, or extreme cases where shareholders' rights could be negatively affected. Companies may also seek shareholder approval to restructure existing debt arrangements. ISS generally supports restructuring proposals, particularly if the company is in danger of default. However, ISS will oppose restructuring proposals in which common shareholders are being treated unfairly.

Pledging of Assets for Debt

ISS GENERAL RECOMMENDATION & POLICY
Vote proposals to approve the pledging of assets for debt on a CASE-BY-CASE basis.

DISCUSSION
In certain countries, shareholder approval is required when a company needs to secure a debt issuance with its

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assets. In many cases, this is a routine request and is a formality under the relevant law. When reviewing such proposals, ISS takes into account the terms of the proposed debt issuance and the company's overall debt level. If both of these factors are acceptable, ISS recommends supporting these requests.

Increase in Borrowing Powers

ISS GENERAL RECOMMENDATION & POLICY
Vote proposals to approve increases in a company's borrowing powers on a CASE-BY-CASE basis.

DISCUSSION
In some countries, companies are required to seek shareholder approval for increases in their aggregate borrowing power authorities. The aggregate limit on the board's ability to borrow money is often fixed in a company's articles, and shareholder approval to change this limit is therefore legally required. ISS believes that a company's financing.needs are best determined by the board, and modest increases in borrowing powers are necessary to allow the company to take advantage of new acquisition opportunities or to complete development and restructuring projects. ISS's analysis of borrowing power increase requests take into account management's stated need for the increase, the size of the increase, and the company's current gearing level. Large increases in borrowing powers can sometimes result in dangerously high debt-to-equity ratios that could harm shareholder value. If an increase is excessive without sufficient justification and if a company already has exceptionally high gearing compared to its industry, ISS recommends opposing the request. Share Repurchase Plans

ISS GENERAL RECOMMENDATION & POLICY
Vote FOR share repurchase plans, unless:
/ / clear evidence of past abuse of the authority is available; or / / the plan contains no safeguards against selective buybacks.

DISCUSSION
Proposals regarding share repurchase plans are routine in most countries, and such plans are usually sufficiently regulated by local laws or listing requirements to protect shareholder interests. ISS looks for the following conditions in share repurchase plans: limitations on a company's ability to use the plan to repurchase shares from third parties at a premium; limitations on the exercise of the authority to thwart takeover threats; and a requirement that repurchases be made at arm's length through independent third parties and that selective repurchases require shareholder approval. Some shareholders object to companies repurchasing shares, preferring to see extra cash invested in new businesses or paid out as dividends. ISS believes that when timed correctly, stock repurchases are a legitimate use of corporate funds and can add to long-term shareholder returns. Reissuance of Shares Repurchased

ISS GENERAL RECOMMENDATION & POLICY
Vote FOR requests to reissue any repurchased shares unless there is clear evidence of abuse of this authority in the past.

DISCUSSION
ISS generally believes that properly timed repurchases of company shares can enhance shareholder value and improve general shareholder returns. With good timing and proper safeguards, the same returns and improvements in shareholder value can be generated through the reissuance of the shares repurchased. In most countries, the text of this general mandate provides sufficient shareholder protection to make this item routine. When reviewing such proposals, ISS takes into account the country's legal framework for such reissuances and the company's history of reissuing shares under the authority.

Capitalization of Reserves for Bonus Issues/Increase In Par Value

ISS GENERAL RECOMMENDATION & POLICY
Vote FOR requests to capitalize reserves for bonus issues of shares or to increase par value.

DISCUSSION
Companies routinely carry out bonus issues of shares or increases in par value to existing shareholders, usually through the capitalization of reserves from either the share premium reserve or the retained earnings account. Capitalization of these reserves-transferring them into the share capital account-usually requires shareholder approval. These issuances essentially function as dividends.

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When companies increase par value or capitalize reserves and distribute new fully paid shares to shareholders free of charge through a bonus issue, there is no cost to shareholders to maintain their stakes and no risk of dilution. This procedure transfers wealth to shareholders and does not significantly impact share value. The only impact on shareholders is that by increasing the number of shares on issue, the company could increase liquidity, enhance marketability, and ultimately expand its shareholder base.

Reorganizations/Restructurings

ISS GENERAL RECOMMENDATION & POLICY
Vote reorganizations and restructurings on a CASE-BY-CASE basis.

DISCUSSION
Requests to approve corporate reorganizations or restructurings range from the routine shuffling of subsidiaries within a group to major rescue programs for ailing companies. ISS usually approves such resolutions unless there are clear conflicts of interest among the various parties, shareholders' rights are being negatively affected, or certain groups or shareholders appear to be getting a better deal at the expense of general shareholders.
In the case of routine reorganizations of assets or subsidiaries within a group, ISS's primary focus with the proposed changes is to ensure that shareholder value is being preserved. This includes the effect of the reorganization on the control of group assets, the final ownership structure, the relative voting power of existing shareholders if the share capital is being adjusted, and the expected benefits arising from the changes.
In the case of a distress restructuring of a company or group, shareholders' options are far more limited; often, they have no choice but to approve the restructuring or lose everything. In such cases, ISS first determines the company's degree of distress by determining whether or not the company still has a positive net asset value-that is, if realizable assets are greater than liabilities. Although rare, liquidation should be considered an option in these situations. In most cases, however, the company has a negative asset value, meaning that shareholders would have nothing left after a liquidation. ISS seeks to ensure that the degree of dilution proposed is consistent with the claims of outside parties and is commensurate with the relative commitments of other company stakeholders. Existing shareholders usually must accept the transfer of majority control over the company to outside secured creditors. Ultimately, ownership of a small percentage of something is worth more than majority ownership of nothing.

Mergers and Acquisitions

ISS GENERAL RECOMMENDATION & POLICY
Vote FOR mergers and acquisitions, unless:
/ / the impact on earnings or voting rights for one class of shareholders is disproportionate to the relative contributions of the group; or / / the company's structure following the acquisition or merger does not reflect good corporate governance.
Vote AGAINST if the companies do not provide sufficient information upon request to make an informed voting decision.
ABSTAIN if there is insufficient information available to make an informed voting decision.

DISCUSSION
When evaluating the merits of a proposed acquisition, merger, or takeover offer, ISS focuses on the impact of the proposal on shareholder value, both in the immediate and long term. The primary concern is to determine whether or not the proposal is beneficial to shareholders' existing and future earnings stream and to ensure that the impact on voting rights is not disproportionate to that benefit. Although ISS examines these proposals primarily from a corporate governance perspective, a variety of other factors are considered, including the financial terms of the transaction and the strategic rationale for the proposal. In the case of an acquisition, ISS examines the level of voting or earnings dilution and the logic of the proposed purchase if large share issuances are required. The method of financing is also important, as various methods can result in different valuations than originally perceived. ISS also checks for an independent valuation of the terms, particularly if the target of the acquisition is not a publicly traded entity or asset and precise market valuations are not readily available. ISS also considers the control premium in the transaction. Control premiums on acquisitions vary widely depending on the industry, the time period, and the country. For publicly traded entities or assets, ISS looks at the price of the acquisition relative to the average market price prior to any announcement, as well as the historical price trends for 60 days prior. For nonpublicly traded entities or assets, an independent financial evaluation becomes even more important.
In the case of mergers, ISS examines whether or not the merger makes commercial or strategic sense for the

                                      B-17
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company. ISS also considers the method of effecting the merger and the ultimate impact on shareholders of the proposed financial and corporate governance structure. While historical relative valuations based on market prices are useful in the financial evaluation process, the often complicated financial details of such proposals make an independent fairness opinion of extreme importance. The proposed board structure, share capital structure, relative share ownership, and any takeover defenses of the new company are all important factors for consideration in this evaluation process.
Obviously, levels of disclosure regarding merger and acquisition proposals will vary greatly from market to market. In more developed markets, shareholders are often provided with detailed financial and governance information as well as an independent fairness opinion and in some cases, a formal valuation report. When evaluating proposals in these markets, ISS relies primarily on the documents and information provided by the company and its advisors. However, in many emerging markets, detailed information regarding mergers and acquisitions can be scarce. In these markets, ISS must rely more heavily on secondary sources, including local shareholder associations, market reaction to the proposed transaction, and news reports.
If the details of a given proposal are unclear or not available and a fairness opinion (in markets where they are regularly provided) is also not available, ISS recommends either abstaining on or voting against the proposal. Abstention would most likely be the result of a lack of information about the proposal. If a company is uncooperative in providing information about the proposal or is evasive when responding to questions, ISS recommends voting against it.

Mandatory Takeover Bid Waivers

ISS GENERAL RECOMMENDATION & POLICY
Vote proposals to waive mandatory takeover bid requirements on a CASE-BY-CASE basis.

DISCUSSION
Many countries impose a bid threshold that forces any shareholder whose stake exceeds the limit to tender a public bid to all the other owners to purchase the remaining shares. The thresholds are imposed either by national law, stock exchange rules, or a company's articles of association. This mandatory takeover bid rule prohibits a shareholder from owning a large stake in the company and having a dominating voice in the decision making without being required to purchase the remainder of the shares. Without such a requirement, the other shareholders, although potentially holding a substantial percentage of the company's shares, would be left with relatively little say in decisions. Mandatory bid requirements also seek to prevent 'creeping acquisitions' and to ensure that shareholders, other than the controlling shareholder, receive a control premium when control of the company shifts to the large shareholder. ISS opposes proposals to exempt a large shareholder from the obligation to bid. The requirement that a takeover bid should be launched when a substantial amount of shares have been acquired prevents the entrenchment of the controlling shareholder and protects minority owners.
ISS does make an exception to the mandatory takeover bid rule when the event prompting the takeover bid is a repurchase by the company of its own shares. When a company repurchases its own shares, the relative stake of a large shareholder increases even though the number of shares held by the large shareholder has not changed. In certain markets, notably the United Kingdom and Ireland, the mandatory bid rules require a large shareholder to make a takeover bid if its stake in the company is increased on a relative basis as a result of a share repurchase by the company. Companies in these markets may seek a waiver from the takeover bid requirement applicable to their large shareholder. Under certain circumstances, ISS will support such a waiver, namely, if the share repurchase would not push the large shareholder's stake in the company above 50 percent.

Reincorporation Proposals

ISS GENERAL RECOMMENDATION & POLICY
Vote reincorporation proposals on a CASE-BY-CASE basis.

DISCUSSION
Reincorporation proposals are most commonly seen in Canada, where companies may register under one of the provincial business statutes. However, companies in other countries may also seek shareholder approval to reincorporate in a U.S. state or another country. Many companies, including U.S. companies, choose to reincorporate in places such as Bermuda, the Cayman Islands, or the British Virgin Islands for tax purposes. When examining a reincorporation proposal, ISS first examines the reasons for the move. Sometimes a reincorporation proposal is part of a restructuring effort or merger agreement that contributes significantly to a company's growth, financial health, and competitive position more than the anticipated negative consequences of incorporating in another province or country. Some reincorporations allow firms to realize lower taxes or

                                      B-18
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incorporation fees. In addition, there may be advantages to incorporating in the province in which the company conducts the bulk of its business..Companies often adopt a new charter or bylaws with increased protection for management upon reincorporation. For instance, many reincorporation proposals are bundled with the ratification of a new charter that increases the company's capital stock or imposes a classified board. When such changes to the charter include the addition of negative corporate governance provisions, the impact of these new provisions on shareholders must be balanced against the anticipated benefits of the reincorporation.
ISS believes that reincorporations to countries, states, or provinces with less stringent disclosure requirements or corporate governance provisions are often management attempts to lessen accountability to shareholders. In such cases, ISS recommends voting against the proposal. The expenses involved in a change of domicile relating to legal and administrative fees, plus the greater entrenchment such a reincorporation could provide management, would likely harm shareholders' interests. In cases where companies propose to move to a more protective province or country and supply reasonable financial reasons for doing so, the benefits of the reincorporation must be weighed against the costs of possible management entrenchment.

Expansion of Business Activities

ISS GENERAL RECOMMENDATION & POLICY
Vote FOR resolutions to expand business activities unless the new business takes the company into risky areas.

DISCUSSION
Companies are usually required by law to include in their articles of association or memorandum of association specific business purposes in the form of an objects clause. Because most countries require shareholder approval before articles can be amended, any change to the company's objects clause requires shareholder approval. Countries often seek shareholder approval to amend the objects clause to expand business lines.
Expanding business lines is a decision usually best left to management, but there are some instances where ISS withholds support for such changes. If a company has performed poorly for several years and seeks business expansion into a risky enterprise, ISS would require further clarification from management regarding the purpose of the expansion. If the company does not provide a satisfactory business plan, ISS recommends that shareholders vote against the proposal.

Related-Party Transactions

ISS GENERAL RECOMMENDATION & POLICY
Vote related-party transactions on a CASE-BY-CASE basis.

DISCUSSION
Shareholders are often asked to approve commercial transactions between related parties. A transaction between a parent company and its subsidiary, or a company's dealings with entities that employ the company's directors, are usually classified as related party transactions and are subject to company law or stock exchange listing requirements that mandate shareholder approval. Shareholder approval of these transactions is meant to protect shareholders against insider trading abuses.
In most cases, both the rationale and terms of such transactions are reasonable. ISS looks for evidence of an evaluation of the transaction by an independent body, but this is not always available. Unless the agreement requests a strategic move outside the company's charter or contains unfavorable terms, ISS recommends that shareholders support the proposal.

Compensation Plans

ISS GENERAL RECOMMENDATION & POLICY
Vote compensation plans on a CASE-BY-CASE basis.

DISCUSSION
Disclosure on compensation in most countries is not as extensive as U.S. disclosure. However, compensation plans are becoming more common on meeting agendas of foreign companies, and the structures of these plans are of vital interest to shareholders. When given the opportunity to review these structures, ISS supports plans that motivate participants to focus on long-term shareholder value and returns, encourage employee stock ownership, and more closely align employee interests with those of shareholders.
For many years, ISS has employed a complex methodology for evaluating compensation proposals in the United States, but this has only been possible because of the extensive disclosure provided in U.S. proxy circulars. This degree of disclosure is a reflection of strict regulatory requirements, investor concern and activity, and corporate governance sophistication. Compensation is not a topical issue in most non-U.S. markets, therefore the degree of information available to evaluate such proposals is usually limited to basic details. For this reason, ISS uses a

                                      B-19
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simpler methodology for evaluating most non-U.S. compensation proposals, but with the same goal of maximizing shareholder value.
Beyond the problems presented by limited disclosure, local conditions and traditions in particular countries also hinder the creation of a comprehensive compensation evaluation procedure. Standard market practice in one country may be illegal activity in another. Some countries establish numerical limits on the number of shares available under their plans, while others have percentage limits that apply over a specific length of time. Holding all global companies to the strict standards of the United States, for example, could result in recommendations against almost every compensation plan in many countries. Conversely, making too many allowances for local practices may only encourage poor governance standards over the long term.
ISS reviews three main types of compensation plans: stock option plans, incentive plans, and share purchase plans. Also included in this section are grants outside of plans. With the exception of the United Kingdom, where ISS uses a compensation valuation model to evaluate the cost of stock-based compensation plans, ISS analyzes plans in all other global markets by calculating the dilution under a company's share plans and by analyzing plan features.

STOCK OPTION PLANS
Stock option plans grant participants an option to buy company shares at a set price (the exercise price). Shares are usually granted at market prices and may be exercised when the company's share price reaches the exercise price. Participants may then purchase the promised shares at the strike price and may later sell the shares after their purchase (or after a defined holding period when the shares may not be sold).
When evaluating stock option plans, ISS's first hurdle is obtaining information regarding the key terms of the plan. Ideally, we would like to see the full text of the plan, or a summary of the plan's key terms, with information on the plan's dilution, exercise price/presence of discounts, administration and participation, types of awards used, vesting provisions, and performance criteria. However, in many markets, especially where companies are only beginning to introduce stock-based compensation, information on key plan terms can be quite limited. ISS generally supports efforts to more closely align executive pay with shareholder interests, and generally encourages companies to improve their compensation disclosure practices. However, until disclosure standards improve in these markets, ISS believes that it would be counterproductive to oppose all plans in a given country on this basis. Still, some basic parameters are necessary in order for ISS to consider supporting a compensation plan. At a minimum, ISS requires information on the maximum potential dilution of a plan and information concerning the exercise price. If a plan meets our guidelines on these two points, ISS will support the plan. For markets where certain plan information is.regularly disclosed, and a company has failed to provide this information to shareholders, ISS will vote against the plan on the basis of substandard disclosure.
Among the criteria that ISS examines in evaluating stock option plans are the following, generally organized from criteria of greater importance to criteria of lesser importance:

SHARES RESERVED FOR ISSUANCE OF OPTIONS UNDER THE PLAN
The maximum number of shares ISS approves under a plan depends on the classification of a company's stage of development as growth or mature. Growth companies are usually smaller, in new industries requiring significant research and development, and have restricted cash flows. A company in an established industry but expanding rapidly, or a mature company that is experiencing an extended period of rapid expansion, may also be classified as growth. Mature companies are characterized by stable sales and revenue growth, production efficiencies resulting from volume gains, and strong cash flow resulting from developed products in the payoff stage.
For mature companies, shares available under stock option plans should be no more than five percent of the issued capital at the time of approval under all plans. For growth companies, shares available should be no more than ten percent of the issued capital at the time of approval under all plans. However, ISS will support plans at mature companies with dilution levels of up to ten percent if the plan includes other positive features, such as challenging performance criteria or premium-priced options. These features partially offset dilution concerns, as their inclusion reduces the likelihood that options will become exercisable unless there is a clear improvement in shareholder value. For all companies, an absolute number of shares fixed at the time of approval is ideal, but many countries do not include such a limit. In these cases, revolving limits (a certain percentage of issued shares at any one time) of five percent or ten percent are common. The practice of setting a percentage of shares issuable over a certain number of years before or after the plan is adopted appears to be a compromise between these first two methods. ISS prefers plans where the limits are sufficiently spread out, e.g., five percent in five years, ten percent in ten years. Revolving limits of ten percent in ten years should also include 'flow-rate' restrictions that further limit the plan's dilution, such as a cap of 'three percent in three years,' '2.5 percent in five years,' or 'one percent in one year.'

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EXERCISE PRICE
ISS prefers that options be priced at not less than 100 percent of the shares' fair market value on the date of grant. Usually this is taken as the closing price of the company's shares on the day prior to the date of grant. Some countries determine fair market value as an average of the trading price for the five days prior to the date of grant. This is a common and acceptable practice. Some emerging market countries use a 30-day average or longer to determine fair market value; these resolutions must be reviewed on a case-by-case basis, although provisions of longer than 30 days increase the possibility of discounted options.

DISCOUNTED OPTIONS, RESTRICTED STOCK, AND STOCK GRANTS
Many countries allow for options to be granted at a discount to market prices. ISS evaluates restricted stock, which is essentially a deeply discounted option often with mandatory vesting provisions, in the same manner as a discounted option. Restricted stock, which is generally offered at a 100-percent discount and vests in three to five years, is most often seen in the United States, but it is becoming increasingly popular in other jurisdictions. Stock grants are another type of discounted award in which company shares may be granted outright to recipients with no payment required for the receipt of shares. In the absence of performance criteria (see below), ISS opposes grants of discounted options, including restricted stock. Absent performance criteria or vesting provisions, holders of discounted options or restricted stock have an incentive to cash in their grants for an immediate return rather than hold on to their options for future gains, thereby reducing or eliminating the incentive value of such awards. ISS generally opposes stock grants as their incentive value is dubious. In very rare cases, ISS may consider supporting a plan that includes discounted options, including restricted stock, if the company has attached challenging performance criteria to the options, including price hurdles. Performance-based vesting provisions require tangible improvements in the company's financial performance or share price before the discounted options or restricted shares can be exercised. Performance criteria are evaluated by reference to both the company's country of incorporation and industry. Recipients of discounted options and restricted shares are required to tender less consideration, if any, to exercise their awards than recipients of market-priced options are required to tender; as a result, the former type of awards are more costly to shareholders from an economic.perspective. However, the higher performance threshold imposed by suitably challenging performance criteria may mitigate the higher economic costs.
In general, ISS does not believe that vesting provisions, however stringent, sufficiently mitigate the excessive cost of discounted awards, but with respect to the use of restricted stock in U.S.-style stock option plans seen in global markets, ISS recognizes that restricted stock is a common feature of these plans, that often these awards represent only a small portion (usually significantly below one percent) of a company's outstanding share capital, and that performance criteria are not common in U.S.-style plans. As a result, ISS believes that it would be counterproductive to oppose all such plans solely on the inclusion of restricted stock. However, ISS would only approve of plans that set out strict limits on such grants, include stringent vesting provisions, and that meet our guidelines in all other aspects.

PLAN ADMINISTRATION
ISS opposes allowing the administering committee to grant options to itself due to the potential for abuse and conflicts of interest. Administration of plans should be in the hands of directors who are unable to participate in the plan. Plans administered by the full board should not allow voting by executive directors; plans administered by remuneration committees should be composed entirely of independent directors. Plans that allow nonexecutive directors to participate should not give them any discretion on individual grants; instead, an automatic system of grants should be introduced with fixed annual grants at market prices on a fixed date. Alternatively, ISS approves of separate nonexecutive director option plans with independent administration if the number of shares reserved for such plans is limited. Shares reserved for director plans, when combined with shares reserved for all of the company's stock option plans should not exceed ISS's aggregate dilution limits. In addition, shares reserved over the life of such a plan should not exceed one percent of a company's outstanding share capital for mature companies and 1.6 percent for growth-oriented companies for a five-year plan. Shares reserved for nonexecutive director option grants in any one year should not exceed 0.2 percent for mature companies and 0.3 percent for growth companies.

ELIGIBILITY AND PARTICIPATION
ISS prefers separate plans for employees, directors, and nonexecutive directors, but most plans include all or some

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combination of these categories of participants. Other global plans distinguish between full-time and part-time employees or establish a set length of service to the company (usually one year) before options may be granted. Most plans allow the administrating committee to select plan participants.

PERFORMANCE CRITERIA AND VESTING PROVISIONS
Performance criteria and vesting provisions are important considerations when evaluating a compensation plan, and the existence of long vesting provisions and realistic performance criteria may compensate for minor shortcomings in a plan. If a plan falls just beyond one of the above guidelines but has both performance criteria and vesting provisions, support may be justified. The ultimate goal of share option plans is to tie executive and employee remuneration to company performance and to give key employees and executives incentive to stay with the firm. We favor the inclusion of performance targets and graduated vesting schedules because awards that are contingent upon sustained and measurable improvements are more likely to fulfill their purpose of truly providing incentive. However, if a plan meets all other aspects of ISS's guidelines, these two criteria are not mandatory, unless the inclusion of such provisions are standard in the company's country of incorporation and a company has failed to include them.

OTHER FEATURES SPECIFIC TO OPTION PLANS

ISSUE TERMS
Some countries require optionees to pay a nominal fee (often equivalent to $0.01) for every option received. This is common and acceptable, although many companies that once enforced this provision are now deleting it from the rules of their plans.


OPTION REPRICING

Some plans include specific provisions allowing for the repricing of options at the board's discretion. ISS opposes plans that include option repricing when the exercise price is reduced in response to a dropping share price. Repricing outstanding options reduces the incentive that options provide to raise the share price for shareholders.

FINANCIAL ASSISTANCE
Some plans offer participants loans to pay the full exercise price on their options. If loans are part of a company's option plan, ISS prefers that loans be made to employees as part of a broad-based, company-wide plan to encourage ownership rather than being given only to executive directors. ISS also prefers loans with interest set at market rates that must be paid back in full over a reasonable length of time. The absence of these features does not necessary warrant a recommendation against an option plan, but they are taken into consideration in ISS's analysis of the plan.

PLANS FOR INTERNATIONAL EMPLOYEES
Many overseas companies introduce separate plans or delegate a special section of their option plan to deal with tax considerations raised by having a large number of employees working in other countries. Many of these plans contain provisions that deal directly with particular U.S. tax code provisions on stock options. ISS applies the same criteria to these plans as to country-specific plans.

STOCK APPRECIATION RIGHTS
Stock appreciation rights (SARs) allow participants to receive the difference between the exercise price and the market price at the date of exercise. Many companies use SARs in lieu of regular options. While SARs do not result in the dilution associated with large option exercises, there is little difference between a SAR and a regular option from a shareholder perspective because the financial cost to the company is the same. However, SARs do not encourage stock ownership by participants because they involve no purchase or sale of company stock. ISS reviews SARs in the context of the option plan under which they are issued.

PHANTOM STOCK OPTION PLANS
Phantom stock options offer participants cash bonuses based on the increase in share price during a set period of time. Phantom plans are distinct from SARs in that they often form their own separate plan. Some companies will create a phantom stock option plan to award employees who reside in countries that do not allow stock-based compensation. Participants are designated a set number of hypothetical (phantom) shares, on which the award is based. While ISS prefers compensation plans that encourage employee ownership, SARs and phantom options are an effective way to provide incentive.

SUPEROPTIONS
Superoptions exceed the limits in a particular country for the value of options granted to any one individual, although they are usually tied to significantly more restrictive vesting provisions and performance criteria. U.K. superoptions, for example, exceed the Association of British Insurers' recommended limit that options represent no more than four times a participant's salary, yet the stricter performance criteria and longer vesting periods usually mitigate excessive grants. Additionally, dilution resulting from superoptions has historically been fairly moderate.

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Superoptions appear most often in advanced markets with developed stock option plans.

DIVIDENDS UNDER OPTION AND DIVIDEND EQUIVALENT PAYMENT PROVISIONS
Most holders of stock options do not receive dividend payments. However, some option plans allow participants to receive dividends or dividend equivalent payments prior to the exercise of options. ISS believes that any economic benefit derived from option plans should occur at the time of exercise.

USING REPURCHASED SHARES IN SHARE COMPENSATION PLANS
In many countries, companies use shares purchased on the market for use in their compensation plans. In some cases, using repurchased shares is more efficient than issuing new shares to participants on exercise. ISS also recognizes the benefits to existing shareholders when repurchased shares are used to fund option grants, as dilution.to their interests is minimized. However, although there is no cost to shareholders in terms of dilution of their voting interests, buybacks still represent a very real cost to the company and shareholders. As a result, if a company wants to use repurchased shares in its compensation plans, ISS expects some kind of limitation on the number that can be used.
If a plan includes a specified limit on the total number of shares that could be used and repurchased shares would count toward that limit, ISS recommends that shareholders support the plan as long as it meets all other guidelines. However, if repurchased shares would not count toward the plan's limit on newly issued shares but would operate as an additional pool of shares, then ISS looks for an additional limitation, either an aggregate numerical limit, a percentage limit, or limitations on individual awards.

INCENTIVE PLANS
Share incentive plans tie key employees' compensation more directly to company performance. Though most popular in the United Kingdom, incentive plans are becoming increasingly popular across the globe. Incentive plans provide participants with free grants of company shares (or, less frequently, cash grants) in proportion with prearranged performance criteria-often earnings per share measured against inflation or total shareholder return. These indicators are frequently compared with those of other firms in the company's industry or stock market index, creating a benchmark and a further determinant of the number of shares granted to a particular participant. Proponents of incentive plans note that they offer shareholders the potential for less dilution and that they more directly encourage participants to focus on long-term company performance through strict performance criteria tied to more than just share price movements.
Most incentive plans are organized with strict vesting provisions, where participants may not receive the share awards until after a period of three years or more. Many plans also grant a percentage of the total amount reserved for each participant on a sliding scale measured against performance criteria. Performance criteria targets that have been satisfied only to a certain point may represent disbursement of 25 percent of the shares or cash to a participant, while 100-percent satisfaction may represent the full allotment of the grant. From a shareholder perspective, this graduated system of performance criteria is a major advance.
Evaluation of incentive plans is similar to that of option plans in that acceptable dilution and impartial administration and eligibility remain key factors for a positive recommendation. Insufficient performance criteria or abbreviated vesting provisions are deciding factors as well.

EMPLOYEE STOCK PURCHASE PLANS AND SAVINGS-RELATED SHARE
OPTION SCHEMES
Employee stock purchase plans and savings-related share option schemes (together, ESPPs) provide employees an opportunity to purchase stock in their company, often at a discount to market prices. Plans may operate via monthly deductions from employees' paychecks, gathered and held for safekeeping by a trust or bank, and used to purchase company stock on behalf of the employee. ESPPs can lead to greater commitment from employees, provide performance incentives, and provide all employees the opportunity to share in the company's growth.
ESPPs differ from stock option plans in that in an ESPP, all eligible participants have the option to participate in the plan and may choose how much they wish to contribute to the plan, whereas in a stock option plan, the administering committee chooses who actually participates in the plan, that is, receives options under the plan. ISS recommends approval for many of these plans because they encourage wide share ownership in the company among employees. When analyzing ESPPs for global companies, ISS considers the following factors:

ELIGIBILITY
This is an important factor when considering ESPPs proposed by global companies. For a plan to qualify as an ESPP, all full-time employees who have been with the company for a reasonable amount of time (some plans also allow for participation by part-time employees) must be eligible to participate in the plan, and more important,

                                      B-23
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eligible participants must have the ability to determine whether they will participate and to what extent they will participate, subject to certain limits, as discussed below.


DILUTION

Many markets, such as the United States, Canada, Ireland, and certain tax haven markets, differentiate between shares reserved for ESPPs and shares reserved for stock option plans. In these markets it is our practice to have separate dilution limits (a) for shares reserved for ESPPs, and (b) shares reserved for stock option plans. Other markets, notably the United Kingdom, do not reserve separate pools of shares for ESPPs and option plans, therefore we cannot make such distinctions.
For those markets that reserve a separate pool of shares for ESPPs, ISS policy is to exclude such shares from our dilution calculations for stock option plans. However, ISS policy provides that no more than five percent of a company's shares may be reserved for ESPPs at any given time, with such five percent being over and above the company's limit (either five or ten percent) reserved for option plans. Accordingly, a company could have up to ten percent of its shares reserved for option plans and five percent of its shares reserved for ESPPs at any given time. Alternatively, ISS would consider a higher dilution limit for ESPPs if the company in question sufficiently limited dilution under its option plans.
For those markets that reserve a common pool of shares for ESPPs and stock option plans, ISS policy is to evaluate the dilution under the common pool of shares in accordance with the dilution limitations applicable to stock option plans.

OFFERING PERIOD AND OFFERING PRICE
The offering period, also known as the purchase period, is the time period over which a participant's contributions are accumulated for the purchase of shares under the plan. The offering price is the company's share price taken on a specific date, less the applicable discount, at which a participant's accumulated payroll deductions are used to purchase shares. Both the offering period and the offering price are country- and plan-specific. For example, ESPPs that are intended to comply with Section 423 of the U.S. Internal Revenue Code (Section 423 Plans) and therefore qualify for favorable tax treatment may not have an offering period in excess of 27 months. Section 423 Plans, however, almost always provide for an 'either/or' offering price, which provides participants the right to purchase shares at the lesser of the fair market value of that company's shares, less the applicable discount, as of either the first or last day of the offering period. In contrast, plans in the United Kingdom and Ireland generally have a three-, five-, or even seven-year offering period, and the offering price is the fair market value on the date an employee commences participation in the plan.
ISS's assessment of a plan takes into account the length of the offering period and the date on which the offering price is determined. If the plan has an 'either/or' feature, a shorter offering period is in the interests of shareholders because such provisions reduce the market risk associated with the plan. The maximum offering period for plans with such a feature is 27 months. In contrast, if the offering price is based on the price of the company's shares on the date plan participation commences, then a longer offering period is generally in the interests of shareholders, as it should more effectively focus the efforts of plan participants on increasing shareholder value. In these cases, the minimum offering period is three years.

DISCOUNTS
These are generally country-specific, e.g. the maximum discount under a Section 423 Plan is 15 percent. In the United Kingdom the maximum discount is 20 percent, and in Ireland it is 25 percent. The amount of the discount is often obscured because some plans do not provide for a discount per se, but rather provide that participants will receive matching shares. This practice is common in Canada. For instance, a plan may stipulate that for every two shares a participant purchases under a plan, the company will provide one 'matching share' to the participant; in effect the participant receives three shares for the price of two, which is mathematically equivalent to a 33-percent discount. If a plan employs matching shares, the analyst must simply calculate the imputed discount using the maximum match.
In reviewing discounts, ISS takes into consideration the offering period and offering price. Because plans with 'either/or' provisions reduce the market risk associated with plan purchases, we believe the maximum discount available under such plans should be 15 percent. However, ISS guidelines allow for greater discounts, up to 25 percent, for plans in which the offering price is based on the company's share price on the date participation commences.


LIMITS ON THE NUMBER OR VALUE OF SHARES PURCHASEABLE (PARTICIPATION LIMITS)

ESPPs must specify a limit on the number or value of shares each participant is eligible to purchase, for Section 423 Plans it is US$25,000 per year, in the United Kingdom and Ireland it is GBP 3,000 and IRP 3,000, respectively.

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Because the shares are discounted, there must be some limit on the ability of eligible employees to participate to prevent excessive dilution. This also limits the ability of executives to buy, via the plan, large amounts of discounted shares. Ideally, there should be a plan feature prohibiting employees who are large shareholders (five percent in Section 423 Plans) from participating.

LOAN TERMS
Some plans offer participants loans to pay for the shares. If loans are part of a share purchase plan, ISS prefers that loans be made to employees as part of a broad-based, company-wide plan to encourage ownership rather than being given only to executive directors. ISS also prefers loans with interest set at market rates that must be paid back in full over a reasonable length of time. The absence of these features does not necessarily warrant a recommendation against a share purchase plan, but they are taken into consideration in ISS's analysis of the plan.

GRANTS OUTSIDE OF PLANS
Resolutions asking shareholders to approve specific grants of shares or cash outside of established plans are problematic. Some companies prefer not to adopt formal share plans, instead asking shareholders to approve yearly grants to specific employees. ISS prefers that companies make such grants in the context of an established plan. ISS's primary concern with grants outside of plans is the level of dilution they afford. The number of shares issued as part of the grants, when combined with the number of shares reserved for the company's other share plans, must fall within acceptable dilution limits. Vesting provisions and performance criteria are also important and are evaluated on the same basis as if the grants were part of a formal plan.

Antitakeover Mechanisms

ISS GENERAL RECOMMENDATION & POLICY
Vote AGAINST all antitakeover proposals unless they are structured in such a way that they give shareholders the ultimate decision on any proposal or offer.

DISCUSSION
Common antitakeover mechanisms include staggered boards, supervoting shares, poison pills, unlimited authorized capital authorizations (including blank check preferred stock), and golden shares. Some of these restrictions are aimed solely at limiting share ownership by foreign or unwanted minority shareholders, and others are designed to preclude an unwanted takeover of the target company by any party. ISS opposes all forms of such mechanisms, as they limit shareholder value by eliminating the takeover or control premium for the company. As owners of the company, shareholders should be given the opportunity to decide on the merits of takeover offers.

RENEW PARTIAL TAKEOVER PROVISION (AUSTRALIA)
Australian law allows companies to introduce into their articles a provision to protect shareholders from partial takeover offers, to be renewed by shareholders every three years. If a partial takeover of the company is announced, directors are required to convene a shareholder meeting at least 15 days before the closing of the offer to seek approval of the offer. If shareholders reject the resolution, the offer is considered withdrawn under company law and the company can refuse to register the shares tendered to the offer. ISS approves of consulting shareholders on takeover offers, and this article provides protection for minority shareholders by giving them ultimate decision-.making authority based on their own interests, not the interests of directors or outside parties. ISS supports the adoption of this proposal in almost all cases.

GOLDEN SHARES
Recently privatized companies around the world often include in their share structure a golden share held by their respective governments. These shares often carry special voting rights or the power of automatic veto over specific proposals. Golden shares are most common among former state-owned companies or politically sensitive industries such as utilities, railways, and airlines. While the introduction of golden shares is not a desirable governance practice, ISS recognizes the political importance certain companies hold for governments and treats the introduction or amendment of government shares on a case-by-case basis.

POISON PILLS (CANADA)
Otherwise known as shareholder rights plans, poison pills are seen primarily in the Canadian market. Unlike in the United States, Canadian securities legislation requires shareholder approval of all poison pills. Companies generally state that they seek to adopt or renew pills in order to protect shareholders against unfair, abusive, or coercive takeover strategies and to give the target company's board time to pursue alternatives to a hostile takeover bid. Theoretically, the board will refuse to redeem the pill in the face of an unfair offer in order to force a bidder to negotiate for a better offer, at which point it will redeem the pill. Some pills have operated this way and have resulted in better terms for target companies.

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Nonetheless, ISS guidelines generally do not support the adoption of poison pills on the grounds that they serve to entrench management. Improperly structured rights plans have been used by boards to ward off offers beneficial to shareholders. Current owners should decide who will own the company, with advice and negotiation from the board and management. When considering the merits of a poison pill, ISS also examines what other antitakeover devices the company has and the company's treatment of shareholders in past situations. Canadian poison pills often have a sunset provision, requiring shareholder confirmation of the plan. Most pills have either a five-year sunset provision or a ten-year sunset provision with a requirement that shareholders confirm the continuation of the plan in five years. ISS guidelines support a three-year sunset provision, which affords shareholders the ability to reconsider the plan in light of changing market conditions and to review management's use of the plan. Canadian pills also typically include a permitted bid clause, under which the takeover bid must be made on equal terms to all holders of the company's voting shares; the company must extend the expiration of the bid, usually by 60 or 90 days following the date of the bid. Management sets the terms of the permitted bid clause, and therefore it influences the level of protection that will be provided to shareholders.
ISS determines whether the permitted bid feature offers shareholders adequate powers relative to the board in the event of a bid not being approved by the board. Allowing shareholders the right to override the board as a means of balancing power is crucial, but the specifics of the permitted bid clause are usually insufficient. Under the clause, the pill may be triggered by a shareholder not intent on a complete acquisition, but who merely wishes to purchase a significant stake in the company. This gives the board power to deny shareholders the benefit of a large, semi-controlling shareholder and precludes partial bids that may be in shareholders' interests.
Despite the inclusion of sunset provisions and permitted bid clauses, the balance of power in Canadian pills generally favors the board over shareholders. Under the terms of most pills, the board has either the right or discretion to do the following:

/ / redeem or trigger the pill;
/ / amend the pill if shareholder approval is obtained prior to the separation date;
/ / amend the exercise price of the rights;
/ / alter the separation date;
/ / decide which parties are acting in concert to determine the level of beneficial ownership that could be used to trigger the pill; and / / waive the pill's triggering with respect to one bidder and not others, allowing the board to favor one bid over another.
This does not mean that all pills are detrimental. Companies may continue to amend their pills (the permitted bid clause in particular) and may develop a pill that offers shareholders adequate power.


DEPOSITARY RECEIPTS AND PRIORITY SHARES (THE NETHERLANDS)

Depositary receipts are an especially common antitakeover defense among large Dutch companies. Ordinary voting shares are first issued to a company-friendly trust or foundation. The trust or foundation in turn issues depositary receipts, similar to banks in the United States issuing ADRs except that the foundation retains the voting rights of the issued security. The depositary receipts carry only the financial rights attached to the shares (i.e., dividends). In this manner, the company gains access to capital while retaining control over voting rights.
Priority shares, established in a company's articles, may be awarded with certain powers of control over the rest of the company. In practice, priority shares are held by members of the supervisory board, company-friendly trusts or foundations, or other friendly parties. Depending on the articles, priority shareholders may determine the size of the management or supervisory boards or may propose amendments to articles and the dissolution of the company. ISS recommends voting against the introduction of depositary receipts and priority shares.

SUPERMAJORITY VOTE REQUIREMENTS
Supermajority vote requirements violate the principle that a simple majority of voting shares should be all that is necessary to effect change regarding a company and its corporate governance provisions. Requiring more than this may permit management to entrench themselves by blocking provisions that are in the best interest of shareholders. However, in many world markets, supermajority vote requirements for special resolutions or EGMs are the norm, either two-thirds or three-fourths of shares voting at the meeting (either in person or by proxy). When reviewing proposals to introduce supermajority vote requirements, ISS takes into account market norms, the company's reasons

                                      B-26
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for the change, and the company's ownership structure.

Shareholder Proposals

ISS GENERAL RECOMMENDATION & POLICY
Vote all shareholder proposals on a CASE-BY-CASE basis.
Vote FOR proposals that would improve the company's corporate governance or business profile at a reasonable cost.
Vote AGAINST proposals that limit the company's business activities or capabilities or result in significant costs being incurred with little or no benefit.

DISCUSSION
ISS reviews all shareholder proposals to ascertain whether the proposal is beneficial or detrimental to shareholder value. Most resolutions fall into three basic categories: corporate governance, social, and environmental. While shareholder proposals in most countries are not as prevalent as they are in the United States, they are becoming more common, and standards for reviewing the various types of proposals are necessary.

CORPORATE GOVERNANCE PROPOSALS
Corporate governance-related proposals must be evaluated carefully because any changes can dramatically affect shareholder value. Support for such proposals must be measured against the likely impact that approval would have on the company's operations. If a measure would improve disclosure of company activities in nonstrategic areas and at minimal costs, ISS supports the proposal. If a proposal seeks to improve the company's corporate governance structure, such as adopting board committees, eliminating staggered board structures, or canceling antitakeover instruments, approval is also warranted. However, if acceptance of a proposal is likely to lead to a disruption in board or management operations and to cause the company to incur significant costs without clear benefit, ISS recommends opposing the proposal.


SOCIAL AND ENVIRONMENTAL PROPOSALS

In evaluating social and environmental proposals, ISS first determines whether or not the issue in question should be addressed on a company-specific basis. Many social and environmental issues are beyond the scope of any one company and are more properly the province of government and broader regulatory action. If this is the case, ISS recommends voting against the proposal.
Most proposals of this type require shareholders to apply subjective criteria in making their voting decision. While broader issues are of concern to everyone, institutional shareholders acting as representatives of their beneficiaries are required to consider only the ultimate interests of their direct beneficiaries. Relating the interests of their beneficiaries to the greater good can be a difficult process and a matter for individual determination. For this reason, ISS focuses on the financial aspects of social and environmental proposals. If a proposal would have a negative impact on the company's financial position or adversely affect important operations, ISS recommends opposing the resolution. Conversely, if a proposal would have a clear and beneficial impact on the company's finances or operations, ISS recommends supporting the proposal.

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ISS PROXY VOTING
GUIDELINES
SUMMARY
1. OPERATIONAL ITEMS
ADJOURN MEETING
Generally vote AGAINST proposals to provide management with the authority to adjourn an annual or special meeting absent compelling reasons to support the proposal.

AMEND QUORUM REQUIREMENTS
Vote AGAINST proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding unless there are compelling reasons to support the proposal.

AMEND MINOR BYLAWS
Vote FOR bylaw or charter changes that are of a housekeeping nature (updates or corrections).

CHANGE COMPANY NAME
Vote FOR proposals to change the corporate name.

CHANGE DATE, TIME, OR LOCATION OF ANNUAL MEETING
Vote FOR management proposals to change the date/time/location of the annual meeting unless the proposed change is unreasonable.
Vote AGAINST shareholder proposals to change the date/time/location of the annual meeting unless the current scheduling or location is unreasonable.

RATIFYING AUDITORS
Vote FOR proposals to ratify auditors, unless any of the following apply:
/ / An auditor has a financial interest in or association with the company, and is therefore not independent
/ / Fees for non-audit services are excessive, or / / There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position.
Vote CASE-BY-CASE on shareholder proposals asking companies to prohibit or limit their auditors from engaging in non-audit services.
Vote FOR shareholder proposals asking for audit firm rotation, unless the rotation period is so short (less than five years) that it would be unduly burdensome to the company.

TRANSACT OTHER BUSINESS
Vote AGAINST proposals to approve other business when it appears as voting item..2

2. BOARD OF DIRECTORS

VOTING ON DIRECTOR NOMINEES IN UNCONTESTED ELECTIONS
Votes on director nominees should be made on a CASE-BY-CASE basis, examining the following factors: composition of the board and key board committees, attendance at board meetings, corporate governance provisions and takeover activity, long-term company performance relative to a market index, directors' investment in the company, whether the chairman is also serving as CEO, and whether a retired CEO sits on the board. However, there are some actions by directors that should result in votes being withheld. These instances include directors who:

/ / Attend less than 75 percent of the board and committee meetings without a valid excuse
/ / Implement or renew a dead-hand or modified dead-hand poison pill
/ / Ignore a shareholder proposal that is approved by a majority of the shares outstanding
/ / Ignore a shareholder proposal that is approved by a majority of the votes cast for two consecutive years
/ / Failed to act on takeover offers where the majority of the shareholders tendered their shares

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/ / Are inside directors or affiliated outsiders and sit on the audit, compensation, or nominating committees
/ / Are inside directors or affiliated outsiders and the full board serves as the audit, compensation, or nominating committee or the company does not have one of these committees
/ / Are audit committee members and the non-audit fees paid to the auditor are excessive.
In addition, directors who enacted egregious corporate governance policies or failed to replace management as appropriate would be subject to recommendations to withhold votes.

AGE LIMITS
Vote AGAINST shareholder proposals to impose a mandatory retirement age for outside directors.

BOARD SIZE
Vote FOR proposals seeking to fix the board size or designate a range for the board size.
Vote AGAINST proposals that give management the ability to alter the size of the board outside of a specified range without shareholder approval.

CLASSIFICATION/DECLASSIFICATION OF THE BOARD
Vote AGAINST proposals to classify the board.
Vote FOR proposals to repeal classified boards and to elect all directors annually.

CUMULATIVE VOTING
Vote AGAINST proposals to eliminate cumulative voting.
Vote proposals to restore or permit cumulative voting on a CASE-BY-CASE basis relative to the company's other governance provisions.

DIRECTOR AND OFFICER INDEMNIFICATION AND LIABILITY PROTECTION
Proposals on director and officer indemnification and liability protection should be evaluated on a CASE-BY-CASE basis, using Delaware law as the standard. Vote AGAINST proposals to eliminate entirely directors' and officers' liability for monetary damages for violating the duty of care.
Vote AGAINST indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness.
Vote FOR only those proposals providing such expanded coverage in cases when a director's or officer's legal defense was unsuccessful if both of the following apply:
/ / The director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and / / Only if the director's legal expenses would be covered.

ESTABLISH/AMEND NOMINEE QUALIFICATIONS
Vote CASE-BY-CASE on proposals that establish or amend director qualifications. Votes should be based on how reasonable the criteria are and to what degree they may preclude dissident nominees from joining the board.
Vote AGAINST shareholder proposals requiring two candidates per board seat.

FILLING VACANCIES/REMOVAL OF DIRECTORS
Vote AGAINST proposals that provide that directors may be removed only for cause.
Vote FOR proposals to restore shareholder ability to remove directors with or without cause..3
Vote AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies.
Vote FOR proposals that permit shareholders to elect directors to fill board vacancies.

INDEPENDENT CHAIRMAN (SEPARATE CHAIRMAN/CEO)
Vote on a CASE-BY-CASE basis shareholder proposals requiring that the positions of chairman and CEO be held separately. Because some companies have governance structures in place that counterbalance a combined position, the following factors should be taken

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into account in determining whether the proposal warrants support:
/ / Designated lead director appointed from the ranks of the independent board members with clearly delineated duties
/ / Majority of independent directors on board
/ / All-independent key committees
/ / Committee chairpersons nominated by the independent directors
/ / CEO performance reviewed annually by a committee of outside directors
/ / Established governance guidelines
/ / Company performance.

MAJORITY OF INDEPENDENT DIRECTORS/ESTABLISHMENT OF COMMITTEES
Vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by ISS's definition of independence.
Vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.

STOCK OWNERSHIP REQUIREMENTS
Generally vote AGAINST shareholder proposals that mandate a minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. While ISS favors stock ownership on the part of directors, the company should determine the appropriate ownership requirement.

TERM LIMITS
Vote AGAINST shareholder proposals to limit the tenure of outside directors..4

3. PROXY CONTESTS

VOTING FOR DIRECTOR NOMINEES IN CONTESTED ELECTIONS
Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis, considering the following factors:
/ / Long-term financial performance of the target company relative to its industry; management's track record
/ / Background to the proxy contest
/ / Qualifications of director nominees (both slates)
/ / Evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and stock ownership positions.

REIMBURSING PROXY SOLICITATION EXPENSES
Voting to reimburse proxy solicitation expenses should be analyzed on a CASE-BY-CASE basis. In cases where ISS recommends in favor of the dissidents, we also recommend voting for reimbursing proxy solicitation expenses.

CONFIDENTIAL VOTING
Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents will not agree, the confidential voting policy is waived.
Vote FOR management proposals to adopt confidential voting..5

4. ANTITAKEOVER DEFENSES AND VOTING RELATED ISSUES

ADVANCE NOTICE REQUIREMENTS FOR SHAREHOLDER PROPOSALS/NOMINATIONS
Votes on advance notice proposals are determined on a CASE-BY-CASE basis, giving support to those proposals which allow

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shareholders to submit proposals as close to the meeting date as reasonably possible and within the broadest window possible.

AMEND BYLAWS WITHOUT SHAREHOLDER CONSENT
Vote AGAINST proposals giving the board exclusive authority to amend the bylaws. Vote FOR proposals giving the board the ability to amend the bylaws in addition to shareholders.

POISON PILLS
Vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification.
Review on a CASE-BY-CASE basis shareholder proposals to redeem a company's poison pill.
Review on a CASE-BY-CASE basis management proposals to ratify a poison pill.

SHAREHOLDER ABILITY TO ACT BY WRITTEN CONSENT
Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.
Vote FOR proposals to allow or make easier shareholder action by written consent.

SHAREHOLDER ABILITY TO CALL SPECIAL MEETINGS
Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.
Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

SUPERMAJORITY VOTE REQUIREMENTS
Vote AGAINST proposals to require a supermajority shareholder vote. Vote FOR proposals to lower supermajority vote requirements..6

5. MERGERS AND CORPORATE RESTRUCTURINGS

APPRAISAL RIGHTS
Vote FOR proposals to restore, or provide shareholders with, rights of appraisal.

ASSET PURCHASES
Vote CASE-BY-CASE on asset purchase proposals, considering the following factors:
/ / Purchase price
/ / Fairness opinion
/ / Financial and strategic benefits
/ / How the deal was negotiated
/ / Conflicts of interest
/ / Other alternatives for the business
/ / Noncompletion risk.

ASSET SALES
Votes on asset sales should be determined on a CASE-BY-CASE basis, considering the following factors:
/ / Impact on the balance sheet/working capital
/ / Potential elimination of diseconomies
/ / Anticipated financial and operating benefits
/ / Anticipated use of funds
/ / Value received for the asset
/ / Fairness opinion
/ / How the deal was negotiated
/ / Conflicts of interest.

BUNDLED PROPOSALS
Review on a CASE-BY-CASE basis bundled or "conditioned" proxy proposals.
In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders' best interests, vote

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against the proposals. If the combined effect is positive, support such proposals.

CONVERSION OF SECURITIES
Votes on proposals regarding conversion of securities are determined on a CASE-BY-CASE basis. When evaluating these proposals the investor should review the dilution to existing shareholders, the conversion price relative to market value, financial issues, control issues, termination penalties, and conflicts of interest.
Vote FOR the conversion if it is expected that the company will be subject to onerous penalties or will be forced to file for bankruptcy if the transaction is not approved.

CORPORATE REORGANIZATION/DEBT RESTRUCTURING/PREPACKAGED BANKRUPTCY PLANS/REVERSE LEVERAGED BUYOUTS/WRAP PLANS
Votes on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan are determined on a CASE-BY-CASE basis, taking into consideration the following:
/ / Dilution to existing shareholders' position
/ / Terms of the offer
/ / Financial issues
/ / Management's efforts to pursue other alternatives
/ / Control issues
/ / Conflicts of interest.
Vote FOR the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

FORMATION OF HOLDING COMPANY
Votes on proposals regarding the formation of a holding company should be determined on a CASE-BY-CASE basis, taking into consideration the following:
/ / The reasons for the change
/ / Any financial or tax benefits
/ / Regulatory benefits
/ / Increases in capital structure
/ / Changes to the articles of incorporation or bylaws of the company..7
Absent compelling financial reasons to recommend the transaction, vote AGAINST the formation of a holding company if the transaction would include either of the following:
/ / Increases in common or preferred stock in excess of the allowable maximum as calculated by the ISS Capital Structure model
/ / Adverse changes in shareholder rights

GOING PRIVATE TRANSACTIONS (LBOS AND MINORITY SQUEEZEOUTS)
Vote going private transactions on a CASE-BY-CASE basis, taking into account the following: offer price/premium, fairness opinion, how the deal was negotiated, conflicts of interest, other alternatives/offers considered, and noncompletion risk.

JOINT VENTURES
Votes CASE-BY-CASE on proposals to form joint ventures, taking into account the following: percentage of assets/business contributed, percentage ownership, financial and strategic benefits, governance structure, conflicts of interest, other alternatives, and noncompletion risk.

LIQUIDATIONS
Votes on liquidations should be made on a CASE-BY-CASE basis after reviewing management's efforts to pursue other alternatives,

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appraisal value of assets, and the compensation plan for executives managing the liquidation.
Vote FOR the liquidation if the company will file for bankruptcy if the proposal is not approved.

MERGERS AND ACQUISITIONS/ ISSUANCE OF SHARES TO FACILITATE MERGER OR ACQUISITION Votes on mergers and acquisitions should be considered on a CASE-BY-CASE basis, determining whether the transaction enhances shareholder value by giving consideration to the following:
/ / Prospects of the combined company, anticipated financial and operating benefits
/ / Offer price
/ / Fairness opinion
/ / How the deal was negotiated
/ / Changes in corporate governance
/ / Change in the capital structure
/ / Conflicts of interest.

PRIVATE PLACEMENTS/WARRANTS/CONVERTIBLE DEBENTURES
Votes on proposals regarding private placements should be determined on a CASE-BY-CASE basis. When evaluating these proposals the investor should review: dilution to existing shareholders' position, terms of the offer, financial issues, management's efforts to pursue other alternatives, control issues, and conflicts of interest.
Vote FOR the private placement if it is expected that the company will file for bankruptcy if the transaction is not approved.

SPINOFFS
Votes on spinoffs should be considered on a CASE-BY-CASE basis depending on:
/ / Tax and regulatory advantages
/ / Planned use of the sale proceeds
/ / Valuation of spinoff
/ / Fairness opinion
/ / Benefits to the parent company
/ / Conflicts of interest
/ / Managerial incentives
/ / Corporate governance changes
/ / Changes in the capital structure.

VALUE MAXIMIZATION PROPOSALS
Vote CASE-BY-CASE on shareholder proposals seeking to maximize shareholder value by hiring a financial advisor to explore strategic alternatives, selling the company or liquidating the company and distributing the proceeds to shareholders. These proposals should be evaluated based on the following factors: prolonged poor performance with no turnaround in sight, signs of entrenched board and management, strategic plan in place for improving value, likelihood of receiving reasonable value in a sale or dissolution, and whether company is actively exploring its strategic options, including retaining a financial advisor..8

6. STATE OF INCORPORATION

CONTROL SHARE ACQUISITION PROVISIONS
Vote FOR proposals to opt out of control share acquisition statutes unless doing so would enable the completion of a takeover that would be detrimental to shareholders.
Vote AGAINST proposals to amend the charter to include control share acquisition provisions.
Vote FOR proposals to restore voting rights to the control shares.

CONTROL SHARE CASHOUT PROVISIONS
Vote FOR proposals to opt out of control share cashout statutes.

DISGORGEMENT PROVISIONS

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Vote FOR proposals to opt out of state disgorgement provisions.

FAIR PRICE PROVISIONS
Vote proposals to adopt fair price provisions on a CASE-BY-CASE basis, evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price.
Generally, vote AGAINST fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

FREEZEOUT PROVISIONS
Vote FOR proposals to opt out of state freezeout provisions.

GREENMAIL
Vote FOR proposals to adopt antigreenmail charter of bylaw amendments or otherwise restrict a company's ability to make greenmail payments.
Review on a CASE-BY-CASE basis antigreenmail proposals when they are bundled with other charter or bylaw amendments.

REINCORPORATION PROPOSALS
Proposals to change a company's state of incorporation should be evaluated on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws.
Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

STAKEHOLDER PROVISIONS
Vote AGAINST proposals that ask the board to consider nonshareholder constituencies or other nonfinancial effects when evaluating a merger or business combination.

STATE ANTITAKEOVER STATUTES
Review on a CASE-BY-CASE basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, antigreenmail provisions, and disgorgement provisions)..9

7. CAPITAL STRUCTURE

ADJUSTMENTS TO PAR VALUE OF COMMON STOCK
Vote FOR management proposals to reduce the par value of common stock.

COMMON STOCK AUTHORIZATION
Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis using a model developed by ISS.
Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.
Vote FOR proposals to approve increases beyond the allowable increase when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going concern is uncertain.

DUAL-CLASS STOCK
Vote AGAINST proposals to create a new class of common stock with superior voting rights.
Vote FOR proposals to create a new class of nonvoting or subvoting common stock if:
/ / It is intended for financing purposes with minimal or no dilution to current shareholders
/ / It is not designed to preserve the voting power of an insider or significant shareholder

ISSUE STOCK FOR USE WITH RIGHTS PLAN
Vote AGAINST proposals that increase authorized common stock for the explicit purpose of implementing a shareholder rights plan

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(poison pill).

PREEMPTIVE RIGHTS
Review on a CASE-BY-CASE basis shareholder proposals that seek preemptive rights. In evaluating proposals on preemptive rights, consider the size of a company, the characteristics of its shareholder base, and the liquidity of the stock.

PREFERRED STOCK
Vote AGAINST proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights ("blank check" preferred stock).
Vote FOR proposals to create "declawed" blank check preferred stock (stock that cannot be used as a takeover defense).
Vote FOR proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.
Vote AGAINST proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose.
Vote CASE-BY-CASE on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company's industry and performance in terms of shareholder returns.

RECAPITALIZATION
Votes CASE-BY-CASE on recapitalizations (reclassifications of securities), taking into account the following: more simplified capital structure, enhanced liquidity, fairness of conversion terms, impact on voting power and dividends, reasons for the reclassification, conflicts of interest, and other alternatives considered.

REVERSE STOCK SPLITS
Vote FOR management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced.
Vote FOR management proposals to implement a reverse stock split to avoid delisting.
Votes on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue should be determined on a CASE-BY-CASE basis using a model developed by ISS.

SHARE REPURCHASE PROGRAMS
Vote FOR management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

STOCK DISTRIBUTIONS: SPLITS AND DIVIDENDS
Vote FOR management proposals to increase the common share authorization for a stock split or share dividend, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance as determined using a model developed by ISS..10

TRACKING STOCK
Votes on the creation of tracking stock are determined on a CASE-BY-CASE basis, weighing the strategic value of the transaction against such factors as: adverse governance changes, excessive increases in authorized capital stock, unfair method of distribution, diminution of voting rights, adverse conversion features, negative impact on stock option plans, and other alternatives such as spinoff..11

8. EXECUTIVE AND DIRECTOR COMPENSATION
Votes with respect to compensation plans should be determined on a CASE-BY-CASE basis. Our methodology for reviewing

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compensation plans primarily focuses on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders instead of simply focusing on voting power dilution). Using the expanded compensation data disclosed under the SEC's rules, ISS will value every award type. ISS will include in its analyses an estimated dollar cost for the proposed plan and all continuing plans. This cost, dilution to shareholders' equity, will also be expressed as a percentage figure for the transfer of shareholder wealth, and will be considered long with dilution to voting power. Once ISS determines the estimated cost of the plan, we compare it to a company-specific dilution cap.
Our model determines a company-specific allowable pool of shareholder wealth that may be transferred from the company to executives, adjusted for:
/ / Long-term corporate performance (on an absolute basis and relative to a standard industry peer group and an appropriate market index), / / Cash compensation, and
/ / Categorization of the company as emerging, growth, or mature.
These adjustments are pegged to market capitalization. ISS will continue to examine other features of proposed pay plans such as administration, payment terms, plan duration, and whether the administering committee is permitted to reprice underwater stock options without shareholder approval.

DIRECTOR COMPENSATION
Votes on compensation plans for directors are determined on a CASE-BY-CASE basis, using a proprietary, quantitative model developed by ISS.

STOCK PLANS IN LIEU OF CASH
Votes for plans which provide participants with the option of taking all or a portion of their cash compensation in the form of stock are determined on a CASE-BY-CASE basis.
Vote FOR plans which provide a dollar-for-dollar cash for stock exchange.
Votes for plans which do not provide a dollar-for-dollar cash for stock exchange should be determined on a CASE-BY-CASE basis using a proprietary, quantitative model developed by ISS.

DIRECTOR RETIREMENT PLANS
Vote AGAINST retirement plans for nonemployee directors.
Vote FOR shareholder proposals to eliminate retirement plans for nonemployee directors.

MANAGEMENT PROPOSALS SEEKING APPROVAL TO REPRICE OPTIONS
Votes on management proposals seeking approval to reprice options are evaluated on a CASE-BY-CASE basis giving consideration to the following:
/ / Historic trading patterns
/ / Rationale for the repricing
/ / Value-for-value exchange
/ / Option vesting
/ / Term of the option
/ / Exercise price
/ / Participation.

EMPLOYEE STOCK PURCHASE PLANS
Votes on employee stock purchase plans should be determined on a CASE-BY-CASE basis.
Vote FOR employee stock purchase plans where all of the following apply:

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/ / Purchase price is at least 85 percent of fair market value
/ / Offering period is 27 months or less, and / / Potential voting power dilution (VPD) is ten percent or less.
    Vote AGAINST employee stock purchase plans where any of the following apply:
/ / Purchase price is less than 85 percent of fair market value, or / / Offering period is greater than 27 months, or / / VPD is greater than ten percent

INCENTIVE BONUS PLANS AND TAX DEDUCTIBILITY PROPOSALS (OBRA-RELATED COMPENSATION PROPOSALS)
Vote FOR proposals that simply amend shareholder-approved compensation plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m).
Vote FOR proposals to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) unless they are clearly inappropriate..12
Votes to amend existing plans to increase shares reserved and to qualify for favorable tax treatment under the provisions of Section 162(m) should be considered on a CASE-BY-CASE basis using a proprietary, quantitative model developed by ISS.
Generally vote FOR cash or cash and stock bonus plans that are submitted to shareholders for the purpose of exempting compensation from taxes under the provisions of Section 162(m) if no increase in shares is requested.

EMPLOYEE STOCK OWNERSHIP PLANS (ESOPS)
Vote FOR proposals to implement an ESOP or increase authorized shares for existing ESOPs, unless the number of shares allocated to the ESOP is excessive (more than five percent of outstanding shares.)

401(k) EMPLOYEE BENEFIT PLANS
Vote FOR proposals to implement a 401(k) savings plan for employees.

SHAREHOLDER PROPOSALS REGARDING EXECUTIVE AND DIRECTOR PAY
Generally, vote FOR shareholder proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders' needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company.
Vote AGAINST shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation.
Vote AGAINST shareholder proposals requiring director fees be paid in stock only.
Vote FOR shareholder proposals to put option repricings to a shareholder vote. Vote on a CASE-BY-CASE basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

OPTION EXPENSING
Generally vote FOR shareholder proposals asking the company to expense stock options, unless the company has already publicly committed to expensing options by a specific date.

PERFORMANCE-BASED STOCK OPTIONS
Vote CASE-BY-CASE on shareholder proposals advocating the use of performance-based stock options (indexed, premium-priced, and performance-vested options), taking into account:
/ / Whether the proposal mandates that ALL awards be performance-based
/ / Whether the proposal extends beyond executive awards to those of lower-ranking employees
/ / Whether the company's stock-based compensation plans meet ISS's SVT criteria and do not violate our repricing guidelines

GOLDEN AND TIN PARACHUTES

Vote FOR shareholder proposals to require golden and tin parachutes (executive severance agreements) to be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts.
Vote on a CASE-BY-CASE basis on proposals to ratify or cancel golden or tin parachutes. An acceptable parachute should include the following:
/ / The parachute should be less attractive than an ongoing employment opportunity with the firm
/ / The triggering mechanism should be beyond the control of management
/ / The amount should not exceed three times base salary plus guaranteed benefits.13

9. SOCIAL AND ENVIRONMENTAL ISSUES
CONSUMER ISSUES AND PUBLIC SAFETY
ANIMAL RIGHTS
Vote CASE-BY-CASE on proposals to phase out the use of animals in product testing, taking into account:
/ / The nature of the product and the degree that animal testing is necessary or federally mandated (such as medical products), / / The availability and feasibility of alternatives to animal testing to ensure product safety, and
/ / The degree that competitors are using animal-free testing.
Generally vote FOR proposals seeking a report on the company's animal welfare standards unless:
/ / The company has already published a set of animal welfare standards and monitors compliance
/ / The company's standards are comparable to or better than those of peer firms, and
/ / There are no serious controversies surrounding the company's treatment of animals

DRUG PRICING
Vote CASE-BY-CASE on proposals asking the company to implement price restraints on pharmaceutical products, taking into account:
/ / Whether the proposal focuses on a specific drug and region
/ / Whether the economic benefits of providing subsidized drugs (e.g., public goodwill) outweigh the costs in terms of reduced profits, lower R&D spending, and harm to competitiveness
/ / The extent that reduced prices can be offset through the company's marketing budget without affecting R&D spending
/ / Whether the company already limits price increases of its products
/ / Whether the company already contributes life-saving pharmaceuticals to the needy and Third World countries
/ / The extent that peer companies implement price restraints

GENETICALLY MODIFIED FOODS
Vote CASE-BY-CASE on proposals to label genetically modified (GMO) ingredients voluntarily in the company's products, or alternatively to provide interim labeling and eventually eliminate GMOs, taking into account:
/ / The costs and feasibility of labeling and/or phasing out
/ / The nature of the company's business and the proportion of it affected by the proposal
/ / The proportion of company sales in markets requiring labeling or GMO-free products
/ / The extent that peer companies label or have eliminated GMOs
/ / Competitive benefits, such as expected increases in consumer demand for the company's products
/ / The risks of misleading consumers without federally mandated, standardized labeling
/ / Alternatives to labeling employed by the company.
Vote FOR proposals asking for a report on the feasibility of labeling products containing GMOs.
Vote AGAINST proposals to completely phase out GMOs from the company's products. Such resolutions presuppose that there are proven health risks to GMOs--an issue better left to federal regulators--which outweigh the economic benefits derived from biotechnology.

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Vote CASE-BY-CASE on reports outlining the steps necessary to eliminate GMOs from the company's products, taking into account:
/ / The relevance of the proposal in terms of the company's business and the proportion of it affected by the resolution
/ / The extent that peer companies have eliminated GMOs
/ / The extent that the report would clarify whether it is viable for the company to eliminate GMOs from its products
/ / Whether the proposal is limited to a feasibility study or additionally seeks an action plan and timeframe actually to phase out GMOs
/ / The percentage of revenue derived from international operations, particularly in Europe, where GMOs are more regulated.
Vote AGAINST proposals seeking a report on the health and environmental effects of GMOs and the company's strategy for phasing out GMOs in the event they become illegal in the United States. Studies of this sort are better undertaken by regulators and the scientific community. If made illegal in the United States, genetically modified crops would automatically be recalled and phased out.

HANDGUNS.14
Generally vote AGAINST requests for reports on a company's policies aimed at curtailing gun violence in the United States unless the report is confined to product safety information. Criminal misuse of firearms is beyond company control and instead falls within the purview of law enforcement agencies.

PREDATORY LENDING
Vote CASE-BY CASE on requests for reports on the company's procedures for preventing predatory lending, including the establishment of a board committee for oversight, taking into account:
/ / Whether the company has adequately disclosed mechanisms in place to prevent abusive lending practices
/ / Whether the company has adequately disclosed the financial risks of its subprime business
/ / Whether the company has been subject to violations of lending laws or serious lending controversies
/ / Peer companies' policies to prevent abusive lending practices.

TOBACCO
Most tobacco-related proposals should be evaluated on a CASE-BY-CASE basis, taking into account the following factors:
Second-hand smoke:
/ / Whether the company complies with all local ordinances and regulations
/ / The degree that voluntary restrictions beyond those mandated by law might hurt the company's competitiveness
/ / The risk of any health-related liabilities.
    Advertising to youth:
/ / Whether the company complies with federal, state, and local laws on the marketing of tobacco or if it has been fined for violations
/ / Whether the company has gone as far as peers in restricting advertising
/ / Whether the company entered into the Master Settlement Agreement, which restricts marketing of tobacco to youth
/ / Whether restrictions on marketing to youth extend to foreign countries
    Cease production of tobacco-related products or avoid selling products to tobacco companies:
/ / The percentage of the company's business affected
/ / The economic loss of eliminating the business versus any potential tobacco-related liabilities.
Spinoff tobacco-related businesses:
/ / The percentage of the company's business affected
/ / The feasibility of a spinoff

/ / Potential future liabilities related to the company's tobacco business. Stronger product warnings:
Vote AGAINST proposals seeking stronger product warnings. Such decisions are better left to public health authorities.
Investment in tobacco stocks:
Vote AGAINST proposals prohibiting investment in tobacco equities. Such decisions are better left to portfolio managers.

ENVIRONMENT AND ENERGY

ARCTIC NATIONAL WILDLIFE REFUGE
Vote CASE-BY-CASE on reports outlining potential environmental damage from drilling in the Arctic National Wildlife Refuge (ANWR), taking into account:
/ / Whether there are publicly available environmental impact reports;
/ / Whether the company has a poor environmental track record, such as violations of federal and state regulations or accidental spills; and / / The current status of legislation regarding drilling in ANWR.

CERES PRINCIPLES
Vote CASE-BY-CASE on proposals to adopt the CERES Principles, taking into account:
/ / The company's current environmental disclosure beyond legal requirements, including environmental health and safety (EHS) audits and reports that may duplicate CERES
/ / The company's environmental performance record, including violations of federal and state regulations, level of toxic emissions, and accidental spills
/ / Environmentally conscious practices of peer companies, including endorsement of CERES
/ / Costs of membership and implementation..15

ENVIRONMENTAL REPORTS
Generally vote FOR requests for reports disclosing the company's environmental policies unless it already has well-documented environmental management systems that are available to the public.

GLOBAL WARMING
Generally vote FOR reports on the level of greenhouse gas emissions from the company's operations and products, unless the report is duplicative of the company's current environmental disclosure and reporting or is not integral to the company's line of business.
However, additional reporting may be warranted if:

/ / The company's level of disclosure lags that of its competitors, or / / The company has a poor environmental track record, such as violations of federal and state regulations.

RECYCLING
Vote CASE-BY-CASE on proposals to adopt a comprehensive recycling strategy, taking into account:
/ / The nature of the company's business and the percentage affected
/ / The extent that peer companies are recycling
/ / The timetable prescribed by the proposal
/ / The costs and methods of implementation
/ / Whether the company has a poor environmental track record, such as violations of federal and state regulations.

RENEWABLE ENERGY
Vote CASE-BY-CASE on proposals to invest in renewable energy sources, taking into account:
/ / The nature of the company's business and the percentage affected
/ / The extent that peer companies are switching from fossil fuels to cleaner sources
/ / The timetable and specific action prescribed by the proposal
/ / The costs of implementation

/ / The company's initiatives to address climate change
Generally vote FOR requests for reports on the feasibility of developing renewable energy sources, unless the report is duplicative of the company's current environmental disclosure and reporting or is not integral to the company's line of business.

GENERAL CORPORATE ISSUES

LINK EXECUTIVE COMPENSATION TO SOCIAL PERFORMANCE
Vote CASE-BY-CASE on proposals to review ways of linking executive compensation to social factors, such as corporate downsizings, customer or employee satisfaction, community involvement, human rights, environmental performance, predatory lending, and executive/employee pay disparities. Such resolutions should be evaluated in the context of:

/ / The relevance of the issue to be linked to pay
/ / The degree that social performance is already included in the company's pay structure and disclosed
/ / The degree that social performance is used by peer companies in setting pay / / Violations or complaints filed against the company relating to the particular social performance measure
/ / Artificial limits sought by the proposal, such as freezing or capping executive pay
/ / Independence of the compensation committee
/ / Current company pay levels.

CHARITABLE/POLITICAL CONTRIBUTIONS
Generally vote AGAINST proposals asking the company to affirm political nonpartisanship in the workplace so long as:

/ / The company is in compliance with laws governing corporate political activities, and
/ / The company has procedures in place to ensure that employee contributions to company-sponsored political action committees (PACs) are strictly voluntary and not coercive.
Vote AGAINST proposals to report or publish in newspapers the company's political contributions. Federal and state laws restrict the amount of corporate contributions and include reporting requirements.
Vote AGAINST proposals disallowing the company from making political contributions. Businesses are affected by legislation at the federal, state, and local level and barring contributions can put the company at a competitive disadvantage..16
Vote AGAINST proposals restricting the company from making charitable contributions. Charitable contributions are generally useful for assisting worthwhile causes and for creating goodwill in the community. In the absence of bad faith, self-dealing, or gross negligence, management should determine which contributions are in the best interests of the company.
Vote AGAINST proposals asking for a list of company executives, directors, consultants, legal counsels, lobbyists, or investment bankers that have prior government service and whether such service had a bearing on the business of the company. Such a list would be burdensome to prepare without providing any meaningful information to shareholders.

LABOR STANDARDS AND HUMAN RIGHTS

CHINA PRINCIPLES
Vote AGAINST proposals to implement the China Principles unless:
/ / There are serious controversies surrounding the company's China operations,
    and
/ / The company does not have a code of conduct with standards similar to those promulgated by the International Labor Organization (ILO).

COUNTRY-SPECIFIC HUMAN RIGHTS REPORTS
Vote CASE-BY-CASE on requests for reports detailing the company's operations in a particular country and steps to protect human rights, based on:
/ / The nature and amount of company business in that country

/ / The company's workplace code of conduct
/ / Proprietary and confidential information involved
/ / Company compliance with U.S. regulations on investing in the country / / Level of peer company involvement in the country.

INTERNATIONAL CODES OF CONDUCT/VENDOR STANDARDS
Vote CASE-BY-CASE on proposals to implement certain human rights standards at company facilities or those of its suppliers and to commit to outside, independent monitoring. In evaluating these proposals, the following should be considered:
/ / The company's current workplace code of conduct or adherence to other global standards and the degree they meet the standards promulgated by the proponent
/ / Agreements with foreign suppliers to meet certain workplace standards
/ / Whether company and vendor facilities are monitored and how
/ / Company participation in fair labor organizations
/ / Type of business
/ / Proportion of business conducted overseas
/ / Countries of operation with known human rights abuses
/ / Whether the company has been recently involved in significant labor and human rights controversies or violations
/ / Peer company standards and practices
/ / Union presence in company's international factories
Generally vote FOR reports outlining vendor standards compliance unless any of the following apply:
/ / The company does not operate in countries with significant human rights violations
/ / The company has no recent human rights controversies or violations, or / / The company already publicly discloses information on its vendor standards compliance.

MACBRIDE PRINCIPLES
Vote CASE-BY-CASE on proposals to endorse or increase activity on the MacBride Principles, taking into account:
/ / Company compliance with or violations of the Fair Employment Act of 1989
/ / Company antidiscrimination policies that already exceed the legal requirements
/ / The cost and feasibility of adopting all nine principles
/ / The cost of duplicating efforts to follow two sets of standards (Fair
    Employment and the MacBride Principles)
/ / The potential for charges of reverse discrimination
/ / The potential that any company sales or contracts in the rest of the United
    Kingdom could be negatively impacted
/ / The level of the company's investment in Northern Ireland
/ / The number of company employees in Northern Ireland
/ / The degree that industry peers have adopted the MacBride Principles
/ / Applicable state and municipal laws that limit contracts with companies that have not adopted the MacBride Principles..17

MILITARY BUSINESS

FOREIGN MILITARY SALES/OFFSETS
Vote AGAINST reports on foreign military sales or offsets. Such disclosures may involve sensitive and confidential information.
Moreover, companies must comply with government controls and reporting on foreign military sales.

LANDMINES AND CLUSTER BOMBS
Vote CASE-BY-CASE on proposals asking a company to renounce future involvement in antipersonnel landmine production, taking into account:

/ / Whether the company has in the past manufactured landmine components
/ / Whether the company's peers have renounced future production
Vote CASE-BY-CASE on proposals asking a company to renounce future involvement in cluster bomb production, taking into account:

/ / What weapons classifications the proponent views as cluster bombs
/ / Whether the company currently or in the past has manufactured cluster bombs or their components
/ / The percentage of revenue derived from cluster bomb manufacture
/ / Whether the company's peers have renounced future production

NUCLEAR WEAPONS
Vote AGAINST proposals asking a company to cease production of nuclear weapons components and delivery systems, including disengaging from current and proposed contracts. Components and delivery systems serve multiple military and non-military uses, and withdrawal from these contracts could have a negative impact on the company's business.

SPACED-BASED WEAPONIZATION
Generally vote FOR reports on a company's involvement in spaced-based weaponization unless:
/ / The information is already publicly available or / / The disclosures sought could compromise proprietary information.

WORKPLACE DIVERSITY

BOARD DIVERSITY
Generally vote FOR reports on the company's efforts to diversify the board, unless:
/ / The board composition is reasonably inclusive in relation to companies of similar size and business or
/ / The board already reports on its nominating procedures and diversity initiatives.
Vote CASE-BY-CASE on proposals asking the company to increase the representation of women and minorities on the board, taking into account:
/ / The degree of board diversity
/ / Comparison with peer companies
/ / Established process for improving board diversity
/ / Existence of independent nominating committee
/ / Use of outside search firm
/ / History of EEO violations.

EQUAL EMPLOYMENT OPPORTUNITY (EEO)
Generally vote FOR reports outlining the company's affirmative action initiatives unless all of the following apply:
/ / The company has well-documented equal opportunity programs
/ / The company already publicly reports on its company-wide affirmative initiatives and provides data on its workforce diversity, and / / The company has no recent EEO-related violations or litigation.
Vote AGAINST proposals seeking information on the diversity efforts of suppliers and service providers, which can pose a significant cost and administration burden on the company.

GLASS CEILING
Generally vote FOR reports outlining the company's progress towards the Glass Ceiling Commission's business recommendations, unless:.18
/ / The composition of senior management and the board is fairly inclusive
/ / The company has well-documented programs addressing diversity initiatives and leadership development
/ / The company already issues public reports on its company-wide affirmative initiatives and provides data on its workforce diversity, and / / The company has had no recent, significant EEO-related violations or litigation

SEXUAL ORIENTATION
Vote CASE-BY-CASE on proposals to amend the company's EEO policy to include sexual orientation, taking into account:
/ / Whether the company's EEO policy is already in compliance with federal, state and local laws

/ / Whether the company has faced significant controversies or litigation regarding unfair treatment of gay and lesbian employees
/ / The industry norm for including sexual orientation in EEO statements
/ / Existing policies in place to prevent workplace discrimination based on sexual orientation
Vote AGAINST proposals to extend company benefits to or eliminate benefits from domestic partners. Benefit decisions should be left to the discretion of the company..19

10. MUTUAL FUND PROXIES

ELECTION OF DIRECTORS
Vote to elect directors on a CASE-BY-CASE basis, considering the following factors:
/ / Board structure
/ / Director independence and qualifications
/ / Attendance at board and committee meetings.
Votes should be withheld from directors who:
/ / Attend less than 75 percent of the board and committee meetings without a valid excuse for the absences. Valid reasons include illness or absence due to company business. Participation via telephone is acceptable. In addition, if the director missed only one meeting or one day's meetings, votes should not be withheld even if such absence dropped the director's attendance below 75 percent.
/ / Ignore a shareholder proposal that is approved by a majority of shares outstanding
/ / Ignore a shareholder proposal that is approved by a majority of the votes cast for two consecutive years
/ / Are interested directors and sit on the audit or nominating committee, or / / Are interested directors and the full board serves as the audit or nominating committee or the company does not have one of these committees.

CONVERT CLOSED-END FUND TO OPEN-END FUND
Vote conversion proposals on a CASE-BY-CASE basis, considering the following factors:
/ / Past performance as a closed-end fund
/ / Market in which the fund invests
/ / Measures taken by the board to address the discount
/ / Past shareholder activism, board activity
/ / Votes on related proposals.

PROXY CONTESTS
Votes on proxy contests should be determined on a CASE-BY-CASE basis, considering the following factors:
/ / Past performance relative to its peers
/ / Market in which fund invests
/ / Measures taken by the board to address the issues
/ / Past shareholder activism, board activity, and votes on related proposals / / Strategy of the incumbents versus the dissidents
/ / Independence of directors
/ / Experience and skills of director candidates
/ / Governance profile of the company
/ / Evidence of management entrenchment

INVESTMENT ADVISORY AGREEMENTS
Votes on investment advisory agreements should be determined on a CASE-BY-CASE basis, considering the following factors:
/ / Proposed and current fee schedules

/ / Fund category/investment objective
/ / Performance benchmarks
/ / Share price performance compared to peers
/ / Resulting fees relative to peers
/ / Assignments (where the advisor undergoes a change of control).

APPROVE NEW CLASSES OR SERIES OF SHARES
Vote FOR the establishment of new classes or series of shares.

PREFERRED STOCK PROPOSALS
Votes on the authorization for or increase in preferred shares should be determined on a CASE-BY-CASE basis, considering the following factors:
/ / Stated specific financing purpose
/ / Possible dilution for common shares
/ / Whether the shares can be used for antitakeover purposes.

1940 ACT POLICIES
Votes on 1940 Act policies should be determined on a CASE-BY-CASE basis, considering the following factors:
/ / Potential competitiveness
/ / Regulatory developments
/ / Current and potential returns
/ / Current and potential risk.
Generally vote FOR these amendments as long as the proposed changes do not fundamentally alter the investment focus of the fund and do comply with the current SEC interpretation..20

CHANGE FUNDAMENTAL RESTRICTION TO NONFUNDAMENTAL

RESTRICTION
Proposals to change a fundamental restriction to a nonfundamental restriction should be evaluated on a CASE-BY-CASE basis, considering the following factors:
/ / The fund's target investments
/ / The reasons given by the fund for the change
/ / The projected impact of the change on the portfolio.

CHANGE FUNDAMENTAL INVESTMENT OBJECTIVE TO NONFUNDAMENTAL
Vote AGAINST proposals to change a fund's fundamental investment objective to nonfundamental.

NAME CHANGE PROPOSALS
Votes on name change proposals should be determined on a CASE-BY-CASE basis, considering the following factors:
/ / Political/economic changes in the target market
/ / Consolidation in the target market
/ / Current asset composition

CHANGE IN FUND'S SUBCLASSIFICATION
Votes on changes in a fund's subclassification should be determined on a CASE-BY-CASE basis, considering the following factors:
/ / Potential competitiveness
/ / Current and potential returns
/ / Risk of concentration
/ / Consolidation in target industry

DISPOSITION OF ASSETS/TERMINATION/LIQUIDATION
Vote these proposals on a CASE-BY-CASE basis, considering the following factors:
/ / Strategies employed to salvage the company
/ / The fund's past performance
/ / Terms of the liquidation.

CHANGES TO THE CHARTER DOCUMENT
Votes on changes to the charter document should be determined on a CASE-BY-CASE basis, considering the following factors:
/ / The degree of change implied by the proposal
/ / The efficiencies that could result
/ / The state of incorporation
/ / Regulatory standards and implications.
Vote AGAINST any of the following changes:
/ / Removal of shareholder approval requirement to reorganize or terminate the trust or any of its series
/ / Removal of shareholder approval requirement for amendments to the new declaration of trust
/ / Removal of shareholder approval requirement to amend the fund's management contract, allowing the contract to be modified by the investment manager and the trust management, as permitted by the 1940 Act
/ / Allow the trustees to impose other fees in addition to sales charges on investment in a fund, such as deferred sales charges and redemption fees that may be imposed upon redemption of a fund's shares
/ / Removal of shareholder approval requirement to engage in and terminate subadvisory arrangements
/ / Removal of shareholder approval requirement to change the domicile of the fund

CHANGE THE FUND'S DOMICILE
Vote reincorporations on a CASE-BY-CASE basis, considering the following factors:
/ / Regulations of both states
/ / Required fundamental policies of both states
/ / Increased flexibility available.

AUTHORIZE THE BOARD TO HIRE AND TERMINATE SUBADVISORS WITHOUT

SHAREHOLDER APPROVAL
Vote AGAINST proposals authorizing the board to hire/terminate subadvisors without shareholder approval.

DISTRIBUTION AGREEMENTS
Vote these proposals on a CASE-BY-CASE basis, considering the following factors:
/ / Fees charged to comparably sized funds with similar objectives
/ / The proposed distributor's reputation and past performance
/ / The competitiveness of the fund in the industry
/ / Terms of the agreement..21

MASTER-FEEDER STRUCTURE
Vote FOR the establishment of a master-feeder structure.

MERGERS
Vote merger proposals on a CASE-BY-CASE basis, considering the following factors:
/ / Resulting fee structure
/ / Performance of both funds
/ / Continuity of management personnel
/ / Changes in corporate governance and their impact on shareholder rights.

SHAREHOLDER PROPOSALS TO ESTABLISH DIRECTOR OWNERSHIP REQUIREMENT
Generally vote AGAINST shareholder proposals that mandate a specific minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. While ISS favors stock ownership on the part of directors, the company should determine the appropriate ownership requirement.

SHAREHOLDER PROPOSALS TO REIMBURSE PROXY SOLICITATION EXPENSES
Voting to reimburse proxy solicitation expenses should be analyzed on a CASE-BY-CASE basis. In cases where ISS recommends in favor of the dissidents, we also recommend voting for reimbursing proxy solicitation expenses.

SHAREHOLDER PROPOSALS TO TERMINATE INVESTMENT ADVISOR
Vote to terminate the investment advisor on a CASE-BY-CASE basis, considering the following factors:
/ / Performance of the fund's NAV
/ / The fund's history of shareholder relations
/ / The performance of other funds under the advisor's management.

January 1, 2004


                        WINSLOW CAPITAL MANAGEMENT, INC.

Proxy Voting Policy and Procedures

Investor Responsibility Research Center (IRRC) acts as Winslow Capital Management's proxy voting agent. IRRC is the world's leading source of impartial, independent research on corporate governance, proxy voting and corporate responsibility issues. IRRC provides research, software products and consulting services to over 500 subscribers and clients representing institutional investors, corporations, law firms and other organizations. IRRC offers guidance and advice on proxy voting, enabling clients to make informed, considered decisions that reflect their investment philosophies. IRRC does not advocate on any side of the issues it covers. IRRC's Agency Voting Service includes the following:

1) OPERATIONAL SET-UP
IRRC's Agency Voting Service provides complete account set-up and maintains full responsibility for this process. Thorough and aggressive follow-up with custodians is guaranteed to ensure all proxy materials are forwarded to IRRC. Winslow Capital has a senior account manager and an account manager who is responsible for day to day processing. IRRC works with Winslow Capital to receive accurate holdings information on all client accounts. On the first day of every month, Winslow Capital sends IRRC a list of all securities held. On a weekly basis the IRRC account manager checks the list for companies whose meeting record dates have passed. At IRRC's request, Winslow Capital sends a holdings list for these securities. This data file contains the security, the account that owns shares in that security, the number of shares owned and the date on which those shares are recorded as owned. IRRC's account manager works closely with Winslow Capital throughout the year to maintain accurate and up-to-date account and custodian information.

2) VOTING GUIDELINES
IRRC casts votes in accordance with Winslow Capital's proxy voting guidelines. A joint effort by IRRC and Winslow Capital, including a thorough review and analysis of all voting issues, established the defensible and consistent voting guidelines. Issues that are not standard are reviewed and voted on a case-by-case basis by the portfolio manager who purchased the holding. This process results in consistent, defensible votes that are reflective of Winslow Capital's investment objectives. The guidelines are reviewed annually in December by Winslow Capital's portfolio managers. When there is an apparent conflict of interest, or the appearance of a conflict of interest, e.g. where Winslow Capital Management may receive fees from a company for advisory or other services at the same time that Winslow Capital Management has investments in the stock of that company, we will vote with management on those issues on which brokerage firms are allowed to vote without customer approval under NYSE rules, e.g. directors and auditors. On other issues, we will follow the vote recommendation of IRRC.

3) SHARE RECONCILIATION
Once the proxy is received by IRRC the number of shares listed on the proxy are entered into IRRC's PROXY VOTING WORKSTATION. A Verification of Shares Report and a Missing Proxies report is then run to determine that IRRC has received the proper number of shares on the proxy. If there is a discrepancy between the number of shares on the proxy and those held in the portfolio, or if a proxy ballot has not been received, IRRC contacts the custodian to correct the situation.

5) VOTE DECISIONS
IRRC casts votes in accordance with Winslow Capital's guidelines. In the instance where a vote requires a case-by-case decision, the account manager alerts Winslow Capital to the upcoming vote and provides company-specific analysis to assist with the voting decision. The portfolio manager who purchased the holding then votes the issue. Winslow Capital may override standing instructions at our discretion and always maintains the option to review and amend votes before they are cast, except in the case of a conflict of interest.

6) VOTE EXECUTION
Votes are cast accurately and in a timely manner. IRRC's proxy management system includes procedure and audits that ensure quality control.

7) COMPLIANCE REPORTING AND RECORDKEEPING
IRRC provides Winslow Capital with a complete proxy voting record showing that the proxy was received and how it was voted. This audit trail allows Winslow Capital to quickly respond to enquiries regarding our proxy voting from our clients, auditors and regulators. IRRC delivers statements within 30 days of the close of the reporting period, setting forth a description of all proxy voting activity undertaken during the preceding period. IRRC's proxy voting service is a comprehensive approach to the timely and accurate voting of proxies. It serves to satisfy the administrative requirements as well as assist in the fiduciary decision-making aspects of proxy voting. In conjunction with the service, Winslow Capital's proxy voting guidelines, specifically the guidelines we provide IRRC, are structured to maximize shareholder value. As stated above, the portfolio manager who has most frequent research communication with company management is also responsible for voting non-routine issues. As most non-routine votes potentially impact shareholder value, issues are voted on a case-by-case basis, except in the case of a conflict of interest. For example, management stock option proposals occasionally exceed our 15% dilution limitation. With knowledge of the current structure and level of management compensation, targets which management must reach for incentive compensation bonuses and the competitive marketplace for management talent in a given industry, the portfolio manager can reasonably determine whether the stock option proposal is appropriate.



PROXY VOTING GUIDELINES FOR U.S. COMPANIES - 2004
                  WINSLOW CAPITAL MANAGEMENT, INC.

DEFAULT: VOTE FOR MANAGEMENT
BUNDLED:

ELECT DIRECTORS (1000)



1000-1    Always Vote FOR all uncontested director nominees.                              / /

1000-2    WITHHOLD votes from ALL nominees if the board lacks an audit, compensation,
          or nominating committee.                                                        /X/

1000-3    WITHHOLD votes from ALL nominees IF the board will consist of more than XX
          directors after the election.                                                   / /

1000-4    WITHHOLD votes from ALL nominees IF the board will consist of fewer than XX
          directors after the election.                                                   / /

1000-5    WITHHOLD votes from ALL nominees IF the company has adopted a classified
          board structure for the election of directors.                                  / /

1000-6    WITHHOLD votes from ALL nominees IF the company does not have an
          independent chair or lead director.                                             / /

1000-7    WITHHOLD votes from ALL nominees IF the board does not include at least one
          woman director.                                                                 / /

1000-8    WITHHOLD votes from ALL nominees IF the board does not include at least one
          minority director.                                                              / /

1000-9    WITHHOLD votes from ALL nominees IF the board did not act to implement a policy requested by a shareholder proposal that received majority voting
          support in the prior two years.                                                 /X/

1000-10   WITHHOLD votes from ALL nominees if the board adopted or renewed a poison
          pill without shareholder approval during the current or prior year.             / /

1000-11   WITHHOLD votes from ANY non-independent nominee (excluding the CEO) IF 50%
          or more of the directors are not independent.                                   /X/

1000-12   WITHHOLD votes from ANY employee nominee who serves on the audit,
          compensation, or nominating committee.                                          / /

1000-13   WITHHOLD votes from ANY non-independent nominee who serves on the audit committee IF XX% or more of directors serving on the audit committee are
          not independent.                                                                / /

1000-14   WITHHOLD votes from ANY non-independent nominee who serves on the compensation committee IF 50% or more of directors serving on the
          compensation committee are not independent.                                     /X/

1000-15   WITHHOLD votes from ANY non-independent nominee who serves on the nominating committee IF 50% or more of directors serving on the nominating
          committee are not independent.                                                  /X/

1000-16   WITHHOLD votes from ANY nominee who serves on the audit committee IF the fees paid by the company for non-audit services in the prior fiscal year
          exceed XX% of the aggregate fees paid to the company's outside auditor.         / /

1000-17   WITHHOLD votes from ANY nominee who is retired from active employment and
          serves on boards at more than XX other major companies.                         / /

1000-18   WITHHOLD votes from ANY nominee who is employed full-time and serves on
          boards at more than XX other major companies.                                   / /

1000-19   WITHHOLD votes from ANY nominee who attended less than 75% of the board and committee meetings that they were scheduled to attend during the previous
          fiscal year.                                                                    / /

1000-20   WITHHOLD votes from ANY nominee who has served on the board for more than XX years.
          1000-21 WITHHOLD votes from ANY nominee who owns no company stock and has
          served on the board for more than XX years.                                     / /

1000-22   WITHHOLD votes from ANY nominee who is more than XX years old.                  / /

1000-23   WITHHOLD votes from ANY shareholder-nominated nominee.                          / /

1000-24   WITHHOLD votes from ANY nominee who is the target of a "vote no" campaign.

1000-25   WITHHOLD votes from ANY nominee if the company does not ask for shareholder
          approval to ratify its auditors.                                                /X/



CONTESTED ELECTION OF DIRECTORS (1001)



1001-1    Always vote FOR all management nominees.                                        /X/

1001-2    Always vote AGAINST all management nominees.                                    / /



RATIFY SELECTION OF AUDITORS (1010)



1010-1    Always vote FOR a management proposal to ratify the board's selection of
          auditors.                                                                       / /

1010-2    Vote AGAINST IF the previous auditor was dismissed because of a
          disagreement with the company.                                                  / /

1010-3    Vote AGAINST IF the non-audit services exceed 50% of fees.                      /X/

1010-4    Vote AGAINST IF the auditors have served more than XX consecutive years.        / /



APPROVE NAME CHANGE (1020)



1020-1    Always vote FOR a management proposal to change the company name.               /X/

1020-2    Always vote AGAINST a management proposal to change the company name.           / /



APPROVE OTHER BUSINESS (1030)



1030-1    Always vote FOR a management proposal to approve other business.                / /

1030-2    Always vote AGAINST a management proposal to approve other business.            /X/



ADJOURN MEETING (1035)



1035-1    Always vote FOR a management proposal to adjourn the meeting.                   /X/

1035-2    Always vote AGAINST a management proposal to adjourn the meeting.               / /



APPROVE TECHNICAL AMENDMENTS (1040)



1040-1    Always vote FOR a management proposal to make technical amendments to the
          charter and/or bylaws.                                                          /X/

1040-2    Always vote AGAINST a management proposal to make technical amendments to
          the charter and/or bylaws.                                                      / /



APPROVE FINANCIAL STATEMENTS (1050)

1050-1    Always vote FOR a management proposal to approve financial statements.          /X/

1050-2    Always vote AGAINST a management proposal to approve financial statements.      / /



INCREASE AUTHORIZED COMMON STOCK (1100)



1100-1    Always vote FOR a management proposal to increase authorized common stock.      /X/

1100-2    Always vote AGAINST a management proposal to increase authorized common
          stock.                                                                          / /

1100-3    Vote AGAINST IF the increase is NOT intended to effect a merger, stock
          split, recapitalization or other reorganization.                                / /

1100-4    Vote AGAINST IF the dilution represents more than XX% of current authorized
          shares.                                                                         / /



DECREASE AUTHORIZED COMMON STOCK (1101)



1101-1    Always vote FOR a management proposal to decrease authorized common stock.      /X/

1101-2    Always vote AGAINST a management proposal to decrease authorized common
          stock.                                                                          / /



AMEND AUTHORIZED COMMON STOCK (1102)



1102-1    Always vote FOR a management proposal to amend authorized common stock.         /X/

1102-2    Always vote AGAINST a management proposal to amend authorized common stock.     / /



APPROVE COMMON STOCK ISSUANCE (1103)



1103-1    Always vote FOR a management proposal to approve the issuance of authorized
          common stock.                                                                   /X/

1103-2    Always vote AGAINST a management proposal to approve the issuance of
          authorized common stock.                                                        / /

1103-3    Vote AGAINST IF the dilution represents more than XX% of current
          outstanding voting power before the stock issuance.                             / /

1103-4    Vote AGAINST IF the stock would be issued at a discount to the fair market
          value.                                                                          / /

1103-5    Vote AGAINST IF the issued common stock has superior voting rights.             / /



APPROVE ISSUANCE OR EXERCISE OF STOCK WARRANTS (1104)



1104-1    Always vote FOR a management proposal to approve the issuance or exercise
          of stock warrants.                                                              /X/

1104-2    Always vote AGAINST a management proposal to approve the issuance or
          exercise of stock warrants.                                                     / /

1104-3    Vote AGAINST IF the warrants, when exercised, would exceed XX% of the
          outstanding voting power.                                                       / /



AUTHORIZE PREFERRED STOCK (1110)

1110-1    Always vote FOR a management proposal to authorize preferred stock.             /X/

1110-2    Always vote AGAINST a management proposal to authorize preferred stock.         / /

1110-3    Vote AGAINST IF the board has unlimited rights to set the terms and
          conditions of the shares.                                                       / /



INCREASE AUTHORIZED PREFERRED STOCK (1111)



1111-1    Always vote FOR a management proposal to increase authorized preferred
          stock.                                                                          /X/

1111-2    Always vote AGAINST a management proposal to increase authorized preferred
          stock.                                                                          / /

1111-3    Vote AGAINST IF the proposed increase creates potential dilution of more
          than XX%.                                                                       / /

1111-4    Vote AGAINST IF the board has unlimited rights to set the terms and
          conditions of the shares.                                                       / /



DECREASE AUTHORIZED PREFERRED STOCK (1112)



1112-1    Always vote FOR a management proposal to decrease authorized preferred
          stock.                                                                          /X/

1112-2    Always vote AGAINST a management proposal to decrease authorized preferred
          stock.                                                                          / /



CANCEL SERIES OF PREFERRED STOCK (1113)



1113-1    Always vote FOR a management proposal to cancel a class or series of
          preferred stock.                                                                / /

1113-2    Always vote AGAINST a management proposal to cancel a class or series
          of preferred stock.                                                             /X/



AMEND AUTHORIZED PREFERRED STOCK (1114)



1114-1    Always vote FOR a management proposal to amend preferred stock.                 /X/

1114-2    Always vote AGAINST a management proposal to amend preferred stock.             / /



APPROVE ISSUANCE OR CONVERSION OF PREFERRED STOCK (1115)



1115-1    Always vote FOR a management proposal to issue or convert preferred stock.      /X/

1115-2    Always vote AGAINST a management proposal to issue or convert preferred
          stock.                                                                          / /

1115-3    Vote AGAINST IF the dilution represents more than XX% of the total voting
          power.                                                                          / /

1115-4    Vote AGAINST IF the shares have voting rights superior to those of other
          shareholders.                                                                   / /



ELIMINATE PREEMPTIVE RIGHTS (1120)



1120-1    Always vote FOR a management proposal to eliminate preemptive rights.           / /

1120-2    Always vote AGAINST a management proposal to eliminate preemptive rights.       /X/

RESTORE PREEMPTIVE RIGHTS (1121)



1121-1    Always vote FOR a management proposal to create or restore preemptive
          rights.                                                                         /X/

1121-2    Always vote AGAINST a management proposal to create or restore preemptive
          rights.                                                                         / /



AUTHORIZE DUAL CLASS STOCK (1130)



1130-1    Always vote FOR a management proposal to authorize dual or multiple classes
          of common stock.                                                                /X/

1130-2    Always vote AGAINST a management proposal to authorize dual or multiple
          classes of common stock.                                                        / /

1130-3    Vote AGAINST IF the shares have inferior or superior voting rights.             / /



ELIMINATE DUAL CLASS STOCK (1131)



1131-1    Always vote FOR a management proposal to eliminate authorized dual or
          multiple classes of common stock.                                               /X/

1131-2    Always vote AGAINST a management proposal to eliminate authorized dual or
          multiple classes of common stock.                                               / /



AMEND DUAL CLASS STOCK (1132)



1132-1    Always vote FOR a management proposal to amend authorized dual or multiple
          classes of common stock.                                                        /X/

1132-2    Always vote AGAINST a management proposal to amend authorized dual or
          multiple classes of common stock.                                               / /



INCREASE AUTHORIZED DUAL CLASS STOCK (1133)



1133-1    Always vote FOR a management proposal to increase authorized shares of one
          or more classes of dual or multiple class common stock.                         /X/

1133-2    Always vote AGAINST a management proposal to increase authorized shares of
          one or more classes of dual or multiple class common stock.                     / /

1133-3    Vote AGAINST IF it will allow the company to issue additional shares with
          superior voting rights.                                                         / /

1133-4    Vote AGAINST IF the dilution is more than XX% of the outstanding voting
          power.                                                                          / /

1133-5    Vote AGAINST IF the dilution is more than XX% of the class of stock.            / /



APPROVE SHARE REPURCHASE (1140)



1140-1    Always vote FOR a management proposal to approve a stock repurchase
          program.                                                                        /X/

1140-2    Always vote AGAINST a management proposal to approve a stock repurchase
          program.                                                                        / /



APPROVE STOCK SPLIT (1150)



1150-1    Always vote FOR a management proposal to approve a stock split.                 /X/

1150-2    Always vote AGAINST a management proposal to approve a stock split.             / /

APPROVE REVERSE STOCK SPLIT (1151)



1151-1    Always vote FOR a management proposal to approve reverse a stock split.         /X/

1151-2    Always vote AGAINST a management proposal to approve reverse a stock split.     / /

1151-3    Vote AGAINST IF the company does not intend to proportionally reduce the
          number of authorized shares.                                                    / /



APPROVE MERGER/ACQUISITION (1200) CASE BY CASE



1200-1    Always vote FOR a management proposal to merge with or acquire another
          company.                                                                        / /

1200-2    Always vote AGAINST a management proposal to merge with or acquire another
          company.                                                                        / /

1200-3    Vote AGAINST IF the combined entity would be controlled by a person or
          group.                                                                          / /

1200-4    Vote AGAINST IF the change-in-control provision would be triggered.             / /

1200-5    Vote AGAINST IF the current shareholders would be minority owners of the
          combined company.                                                               / /

1200-6    Vote AGAINST IF the combined entity would reincorporate or change its
          governance structure.                                                           / /

1200-7    Vote AGAINST IF the company's board did not obtain a fairness opinion from
          an investment bank.                                                             / /

1200-8    Vote AGAINST IF the proposal would move the target company's location
          outside of the U.S.                                                             / /



APPROVE RECAPITALIZATION (1209)



1209-1    Always vote FOR a management proposal to approve recapitalization.              /X/

1209-2    Always vote AGAINST a management proposal to approve recapitalization.          / /



APPROVE RESTRUCTURING (1210)



1210-1    Always vote FOR a management proposal to restructure the company.               /X/

1210-2    Always vote AGAINST a management proposal to restructure the company.           / /



APPROVE BANKRUPTCY RESTRUCTURING (1211)



1211-1    Always vote FOR a management proposal on bankruptcy restructurings.             /X/

1211-2    Always vote AGAINST a management proposal on bankruptcy restructurings.         / /



APPROVE LIQUIDATION (1212)



1212-1    Always vote FOR a management proposal to approve liquidation.                   /X/

1212-2    Always vote AGAINST a management proposal to approve liquidation.               / /



APPROVE REINCORPORATION (1220)

1220-1    Always vote FOR a management proposal to reincorporate in a different
          state.                                                                          /X/

1220-2    Always vote AGAINST a management proposal to reincorporate in a different
          state.                                                                          / /

1220-3    Vote AGAINST IF the proposal would reduce shareholder rights.                   / /

1220-4    Vote AGAINST IF the proposal would move the target company's location
          outside of the U.S.                                                             / /



APPROVE LEVERAGED BUYOUT (1230)



1230-1    Always vote FOR a management proposal to approve a leveraged buyout of the
          company.                                                                        /X/

1230-2    Always vote AGAINST a management proposal to approve a leveraged buyout of
          the company.                                                                    / /

1230-3    Vote AGAINST IF the company's board did not obtain a fairness opinion from
          an investment bank.                                                             / /



APPROVE SPIN-OFF (1240)



1240-1    Always vote FOR a management proposal to spin-off certain company
          operations or divisions.                                                        /X/

1240-2    Always vote AGAINST a management proposal to spin-off certain company
          operations or divisions.                                                        / /



APPROVE SALE OF ASSETS (1250)



1250-1    Always vote FOR a management proposal to approve the sale of assets.            /X/

1250-2    Always vote AGAINST a management proposal to approve the sale of assets.        / /



ELIMINATE CUMULATIVE VOTING (1300)



1300-1    Always vote FOR a management proposal to eliminate cumulative voting.           /X/

1300-2    Always vote AGAINST a management proposal to eliminate cumulative voting.       / /



ADOPT CUMULATIVE VOTING (1301)



1301-1    Always vote FOR a management proposal to adopt cumulative voting.               / /

1301-2    Always vote AGAINST a management proposal to adopt cumulative voting.           /X/



ADOPT DIRECTOR LIABILITY PROVISION (1310)



1310-1    Always vote FOR a management proposal to limit the liability of directors.      /X/

1310-2    Always vote AGAINST a management proposal to limit the liability of
          directors.                                                                      / /



AMEND DIRECTOR LIABILITY PROVISION (1311)



1311-1    Always vote FOR a management proposal to amend director liability
          provisions.                                                                     /X/

1311-2    Always vote AGAINST a management proposal to amend director liability
          provisions.                                                                     / /

ADOPT INDEMNIFICATION PROVISION (1320)



1320-1    Always vote FOR a management proposal to indemnify directors and officers.      /X/

1320-2    Always vote AGAINST a management proposal to indemnify directors and
          officers.                                                                       / /



AMEND INDEMNIFICATION PROVISION (1321)



1321-1    Always vote FOR a management proposal to amend provisions concerning the
          indemnification of directors and officers.                                      /X/

1321-2    Always vote AGAINST a management proposal to amend provisions concerning
          the indemnification of directors and officers.                                  / /



APPROVE BOARD SIZE (1332)



1332-1    Always vote FOR a management proposal to set the board size.                    /X/

1332-2    Always vote AGAINST a management proposal to set the board size.                / /

1332-3    Vote AGAINST IF the proposal reduces the board size and the company has
          cumulative voting.                                                              / /

1332-4    Vote AGAINST IF the proposed maximum board size is greater than XX
          directors.                                                                      / /

1332-5    Vote AGAINST IF the proposed minimum board size is less than XX directors.      / /

1332-6    Vote AGAINST IF the board will consist of more than XX directors.               / /

1332-7    Vote AGAINST IF the board will consist of fewer than XX directors.              / /



NO SHAREHOLDER APPROVAL TO FILL VACANCY (1340)



1340-1    Always vote FOR a management proposal to allow the directors to fill
          vacancies on the board without shareholder approval.                            / /

1340-2    Always vote AGAINST a management proposal to allow the directors to fill
          vacancies on the board without shareholder approval.                            /X/



GIVE BOARD AUTHORITY TO SET BOARD SIZE (1341)



1341-1    Always vote FOR a management proposal to give the board the authority to
          set the size of the board as needed without shareholder approval.               /X/

1341-2    Always vote AGAINST a management proposal to give the board the authority
          to set the size of the board as needed without shareholder approval.            / /



REMOVAL OF DIRECTORS (1342)



1342-1    Always vote FOR a management proposal regarding the removal of directors.       /X/

1342-2    Always vote AGAINST a management proposal regarding the removal of
          directors.                                                                      / /

1342-3    Vote AGAINST IF the proposal limits the removal of directors to cases where
          there is legal cause.                                                           / /

1342-4    Vote AGAINST IF the proposal would allow for the removal of directors
          without cause.                                                                  / /

APPROVE NON-TECHNICAL CHARTER AMENDMENTS (1350)



1350-1    Always vote FOR a management proposal to approve non-technical amendments
          to the company's certificate of incorporation.                                  / /

1350-2    Always vote AGAINST a management proposal to approve non-technical
          amendments to the company's certificate of incorporation.                       / /

1350-3    Vote AGAINST IF an amendment would have the effect of reducing
          shareholders' rights.                                                           /X/



APPROVE NON-TECHNICAL BYLAW AMENDMENTS (1351)



1351-1    Always vote FOR a management proposal to approve non-technical amendments
          to the company's bylaws.                                                        / /

1351-2    Always vote AGAINST a management proposal to approve non-technical
          amendments to the company's bylaws.                                             / /

1351-3    Vote AGAINST IF an amendment would have the effect of reducing
          shareholders' rights.                                                           /X/



APPROVE CLASSIFIED BOARD (1400)



1400-1    Always vote FOR a management proposal to adopt a classified board.              /X/

1400-2    Always vote AGAINST a management proposal to adopt a classified board.          / /

1400-3    Vote AGAINST IF the company has cumulative voting.                              / /

1400-4    Vote AGAINST IF the company has adopted a shareholder rights plan (poison
          pill).                                                                          / /



AMEND CLASSIFIED BOARD (1401)



1401-1    Always vote FOR a management proposal to amend a classified board.              /X/

1401-2    Always vote AGAINST a management proposal to amend a classified board.          / /



REPEAL CLASSIFIED BOARD (1402)



1402-1    Always vote FOR a management proposal to repeal a classified board.             /X/

1402-2    Always vote AGAINST a management proposal to repeal a classified board.         / /



ADOPT POISON PILL (1410)



1410-1    Always vote FOR a management proposal to ratify or adopt a shareholder
          rights plan (poison pill).                                                      / /

1410-2    Always vote AGAINST a management proposal to ratify or adopt a shareholder
          rights plan (poison pill).                                                      /X/

1410-3    Vote AGAINST IF the poison pill contains a "dead-hand" provision.               / /

1410-4    Vote AGAINST IF the company has a classified board.                             / /

1410-5    Vote AGAINST IF the poison pill does not have a "sunset" provision.             / /

1410-6    Vote AGAINST IF the poison pill does not have a TIDE provision.
          (Three-Year Independent Director Evaluation.)                                   / /

1410-7    Vote AGAINST IF the poison pill trigger is less than XX%.                       / /



REDEEM POISON PILL (1411)



1411-1    Always vote FOR a management proposal to redeem a shareholder rights plan
          (poison pill).                                                                  /X/

1411-2    Always vote AGAINST a management proposal to redeem a shareholder rights
          plan (poison pill).                                                             / /



ELIMINATE SPECIAL MEETING (1420)



1420-1    Always vote FOR a management proposal to eliminate shareholders' right to
          call a special meeting.                                                         / /

1420-2    Always vote AGAINST a management proposal to eliminate shareholders' right
          to call a special meeting.                                                      /X/



LIMIT SPECIAL MEETING (1421)



1421-1    Always vote FOR a management proposal to limit shareholders' right to call
          a special meeting.                                                              / /

1421-2    Always vote AGAINST a management proposal to limit shareholders' right to
          call a special meeting.                                                         / /

1421-3    Vote AGAINST IF the limitation requires more than 30% of the outstanding
          shares to call a special meeting.                                               /X/



RESTORE SPECIAL MEETING (1422)



1422-1    Always vote FOR a management proposal to restore shareholders' right to
          call a special meeting.                                                         /X/

1422-2    Always vote AGAINST a management proposal to restore shareholders' right to
          call a special meeting.                                                         / /



ELIMINATE WRITTEN CONSENT (1430)



1430-1    Always vote FOR a management proposal to eliminate shareholders' right to
          act by written consent.                                                         / /

1430-2    Always vote AGAINST a management proposal to eliminate shareholders' right
          to act by written consent.                                                      /X/



LIMIT WRITTEN CONSENT (1431)



1431-1    Always vote FOR a management proposal to limit shareholders' right to act
          by written consent.                                                             / /

1431-2    Always vote AGAINST a management proposal to limit shareholders' right to
          act by written consent.                                                         /X/

1431-3    Vote AGAINST IF the limitation requires written consent of more than XX% of
          the outstanding shares.                                                         / /



RESTORE WRITTEN CONSENT (1432)



1432-1    Always vote FOR a management proposal to restore shareholders' right to act
          by written consent.                                                             /X/

1432-2    Always vote AGAINST a management proposal to restore shareholders' right to
          act by written consent.                                                         / /

ADOPT SUPERMAJORITY REQUIREMENT (1440)



1440-1    Always vote FOR a management proposal to establish a supermajority vote
          provision to approve merger or other business combination.                      / /

1440-2    Always vote AGAINST a management proposal to establish a supermajority vote
          provision to approve merger or other business combination.                      /X/

1440-3    Vote AGAINST IF the required vote is more than XX% of the outstanding
          shares.                                                                         / /



AMEND SUPERMAJORITY REQUIREMENT (1443)



1443-1    Always vote FOR a management proposal to amend a supermajority vote
          provision to approve merger or other business combination.                      / /

1443-2    Always vote AGAINST a management proposal to amend a supermajority vote
          provision to approve a merger or other business combination.                    / /

1443-3    Vote AGAINST IF the amendment would increase the vote required to approve
          the transaction.                                                                /X/

1443-4    Vote AGAINST IF the amendment increases the vote requirement to more than
          XX% of the outstanding shares.                                                  / /



ELIMINATE SUPERMAJORITY REQUIREMENT (1444)



1444-1    Always vote FOR a management proposal to eliminate a supermajority vote
          provision to approve merger or other business combination.                      /X/

1444-2    Always vote AGAINST a management proposal to eliminate a supermajority vote
          provision to approve merger or other business combination.                      / /



ADOPT SUPERMAJORITY LOCK-IN (1445)



1445-1    Always vote FOR a management proposal to adopt supermajority vote
          requirements (lock-ins) to change certain bylaw or charter provisions.          / /

1445-2    Always vote AGAINST a management proposal to adopt supermajority vote
          requirements (lockins) to change certain bylaw or charter provisions.           /X/

1445-3    Vote AGAINST IF the vote requirement is more than XX% of the outstanding
          shares.                                                                         / /

1445-4    Vote AGAINST IF the proposal would result in establishing a complete
          Lock-In on all of the charter and bylaw provisions.                             / /



AMEND SUPERMAJORITY LOCK-IN (1446)



1446-1    Always vote FOR a management proposal to amend supermajority vote
          requirements (lock-ins) to change certain bylaw or charter provisions.          / /

1446-2    Always vote AGAINST a management proposal to amend supermajority vote
          requirements (lock-ins) to change certain bylaw or charter provisions.          /X/

1446-3    Vote AGAINST IF the changes would increase the vote requirement above XX%
          of the outstanding shares.                                                      / /

1446-4    Vote AGAINST IF the changes would result in a complete Lock-In on all of
          the charter and bylaw provisions.                                               / /



ELIMINATE SUPERMAJORITY LOCK-IN (1447)



1447-1    Always vote FOR a management proposal to eliminate supermajority vote
          requirements (lockins) to change certain bylaw or charter provisions.           /X/

1447-2    Always vote AGAINST a management proposal to eliminate supermajority vote
          requirements (lock-ins) to change certain bylaw or charter provisions.          / /



CONSIDER NON-FINANCIAL EFFECTS OF MERGER (1450)



1450-1    Always vote FOR a management proposal to expand or clarify the authority of the board of directors to consider factors other than the interests of
          shareholders in assessing a takeover bid.                                       / /

1450-2    Always vote AGAINST a management proposal to expand or clarify the authority of the board of directors to consider factors other than the
          interests of shareholders in assessing a takeover bid.                          /X/



ADOPT FAIR PRICE PROVISION (1460)



1460-1    Always vote FOR a management proposal that establishes a fair price
          provision.                                                                      /X/

1460-2    Always vote AGAINST a management proposal that establishes a fair price
          provision.                                                                      / /



AMEND FAIR PRICE PROVISION (1461)



1461-1    Always vote FOR a management proposal to amend a fair price provision.          / /

1461-2    Always vote AGAINST a management proposal to amend a fair price provision.      / /



REPEAL FAIR PRICE PROVISION (1462)



1462-1    Always vote FOR a management proposal to repeal a fair price provision.         / /

1462-2    Always vote AGAINST a management proposal to repeal a fair price provision.     /X/



ADOPT ANTI-GREENMAIL PROVISION (1470)



1470-1    Always vote FOR a management proposal to limit the payment of greenmail.        /X/

1470-2    Always vote AGAINST a management proposal to limit the payment of
          greenmail.                                                                      / /



ADOPT ADVANCE NOTICE REQUIREMENT (1480)



1480-1    Always vote FOR a management proposal to adopt advance notice requirements.     / /

1480-2    Always vote AGAINST a management proposal to adopt advance notice
          requirements.                                                                   / /

1480-3    Vote AGAINST IF the provision requires advance notice for director

          nominations.                                                                    /X/

1480-4    Vote AGAINST IF the provision requires advance notice of more than XX days.     / /



OPT OUT OF STATE TAKEOVER LAW (1490)



1490-1    Always vote FOR a management proposal seeking to opt out of a state
          takeover statutory provision.                                                   /X/

1490-2    Always vote AGAINST a management proposal seeking to opt out of a state
          takeover statutory provision.                                                   / /



OPT INTO STATE TAKEOVER LAW (1491)



1491-1    Always vote FOR a management proposal seeking to opt into a state takeover
          statutory provision.                                                            /X/

1491-2    Always vote AGAINST a management proposal seeking to opt into a state
          takeover statutory provision.                                                   / /



ADOPT STOCK INCENTIVE PLAN (1500)



1500-1    Always vote FOR a management proposal to adopt a stock incentive plan for
          employees.                                                                      / /

1500-2    Always vote AGAINST a management proposal to adopt a stock incentive plan
          for employees.                                                                  / /

1500-3    Vote AGAINST IF the dilution represented by the proposal, as calculated by
          IRRC, is more than 5%.                                                          /X/

1500-4    Vote AGAINST IF potential dilution from all company plans, including this
          proposal, as calculated by IRRC, is more than 15%.                              /X/

1500-5    Vote AGAINST IF the non-employee directors are eligible to receive awards
          under the plan.                                                                 / /

1500-6    Vote AGAINST IF the compensation committee is not fully independent.            /X/

1500-7    Vote AGAINST IF the plan allows the plan administrators to reprice or
          replace underwater options.                                                     /X/

1500-8    Vote AGAINST IF the plan allows non-qualified options to be priced at less
          than 85% of the fair market value on the grant date.                            /X/

1500-9    Vote AGAINST IF the plan has a share replenishment feature (evergreen plan)
          - that is, it adds a specified number or percentage of outstanding shares
          for awards each year.                                                           / /

1500-10   Vote AGAINST IF the plan allows for multiple awards and does not set a limit on the number of shares that can be granted as award other than
          options.                                                                        / /

1500-11   Vote AGAINST IF the plan permits the award of time-lapsing restricted stock
          that fully vest in less than XX years.                                          / /

1500-12   Vote AGAINST IF the company's equity dilution (overhang), including this
          proposal, exceeds the 75th percentile of its peer group.                        /X/

1500-13   Vote AGAINST IF the proposed plan allows for the accelerated vesting of awards upon shareholder approval of a merger or similar business
          transaction.                                                                    / /

1500-14   Vote AGAINST IF the proposed plan allows the plan administrator to
          provide loans to exercise awards.                                        /X/

1500-15   Vote AGAINST IF the proposed plan allows the plan administrator to
          accelerate the vesting requirements of outstanding awards.               /X/

1500-16   Vote AGAINST IF the proposed plan allows the plan administrator to
          grant reloaded stock options.                                            /X/

1500-17   Vote AGAINST IF the company authorized the repricing or replacement of underwater options without shareholder approval within the past three
          years.                                                                   /X/

1500-18   Vote AGAINST IF the options granted to the top 5 executives in the
          last fiscal year exceed 100% of total options granted in that year.      /X/

1500-19   Vote AGAINST IF the company's three-year average annual grant rate
          exceeds the 75th percentile of its peer group.                           /X/

1500-20   Vote AGAINST IF the company does not expense stock options.              / /

1500-21   Vote AGAINST IF the company has not granted premium-priced, indexed or performancevesting options in the past fiscal year, or does not
          express an intention to do so.                                           / /

1500-22   Vote AGAINST IF the minimum vesting period for options granted under
          it is less than XX years.                                                / /



AMEND STOCK INCENTIVE PLAN (1501)



1501-1    Always vote FOR a management proposal to amend a stock incentive plan
          for employees.                                                           / /

1501-2    Always vote AGAINST a management proposal to amend a stock incentive
          plan for employees.                                                      / /

1501-3    Vote AGAINST IF the amendment allows options to be priced at less than
          85% fair market value on the grant date.                                 /X/

1501-4    Vote AGAINST IF the amendment allows the plan administrator to reprice
          or replace underwater options.                                           /X/

1501-5    Vote AGAINST IF the amendment extends post-retirement exercise period
          of outstanding options.                                                  /X/

1501-6    Vote AGAINST IF the amendment enhances existing change-in-control
          features or adds change-in-control provisions to the plan.               /X/

1501-7    Vote AGAINST IF the amendment adds time-lapsing restricted stock
          awards that fully vest in less than XX years.                            / /

1501-8    Vote AGAINST IF the amendment increases the per employee limit for
          awards.                                                                  /X/

1501-9    Vote AGAINST IF the amendment allows for multiple awards and does not set a limit on the number of shares that can be granted as awards
          other than options.                                                      / /

1501-10   Vote AGAINST IF potential dilution from all company plans, including
          this proposal, as calculated by IRRC, is more than XX%.                  / /



ADD SHARES TO STOCK INCENTIVE PLAN (1502)



1502-1    Always vote FOR a management proposal to add shares to a stock
          incentive plan for employees.                                            / /

1502-2    Always vote AGAINST a management proposal to add shares to a stock
          incentive plan for employees.                                            / /

1502-3    Vote AGAINST IF the dilution represented by the proposal, as
          calculated by IRRC, is more than 5%.                                     /X/

1502-4    Vote AGAINST IF the potential dilution from all company plans,
          including this proposal, as calculated by IRRC, is more than 15%.        /X/

1502-5    Vote AGAINST IF the non-employee directors are eligible to receive
          awards under the plan.                                                   / /

1502-6    Vote AGAINST IF the compensation committee is not fully independent.     / /

1502-7    Vote AGAINST IF the plan allows the plan administrators to reprice or
          replace underwater options.                                              / /

1502-8    Vote AGAINST IF the plan allows non-qualified options to be priced at
          less than 85% of the fair market value on the grant date.                /X/

1502-10   Vote AGAINST IF the plan allows for multiple awards and does not set a limit on the number of shares that can be granted as awards other than
          options.                                                                 / /

1502-11   Vote AGAINST IF the plan permits the award of time-lapsing restricted
          stock that fully vest in less than XX years.                             / /

1502-12   Vote AGAINST IF the company's equity dilution (overhang), including
          this proposal, exceeds the 75th percentile of its peer group.            /X/

1502-13   Vote AGAINST IF the proposed plan allows for the accelerated vesting of awards upon shareholder approval of a merger or similar business
          transaction.                                                             / /

1502-14   Vote AGAINST IF the proposed plan allows the plan administrator to
          provide loans to exercise awards.                                        /X/

1502-15   Vote AGAINST IF the proposed plan allows the plan administrator to
          accelerate the vesting requirements of outstanding awards.               /X/

1502-16   Vote AGAINST IF the proposed plan allows the plan administrator to
          grant reloaded stock options.                                            /X/

1502-17   Vote AGAINST IF the company authorized the repricing or replacement of underwater options without shareholder approval within the past three
          years.                                                                   /X/

1502-18   Vote AGAINST IF the options granted to the top 5 executives in the
          last fiscal year exceed 100% of total options granted in that year.      /X/

1502-19   Vote AGAINST IF the company's three-year average annual grant rate
          exceeds the 75th percentile of its peer group.                           /X/

1502-20   Vote AGAINST IF the company does not expense stock options.              / /

1500-21   Vote AGAINST IF the company has not granted premium-priced, indexed or performancevesting options in the past fiscal year, or does not
          express an intention to do so.                                           / /

1500-22   Vote AGAINST IF the minimum vesting period for options granted under
          it is less than XX years.                                                / /



LIMIT PER-EMPLOYEE AWARDS (1503)



1503-1    Always vote FOR a management proposal to limit per-employee annual
          option awards.                                                           /X/

1503-2    Always vote AGAINST a management proposal to limit per-employee

          annual option awards.                                                    / /

1503-3    Vote AGAINST IF the per-employee limit is more than XX shares per
          year.                                                                    / /

1503-4    Vote AGAINST IF the aggregate per-employee limit is more than XX
          shares over the life of the plan.                                        / /



EXTEND TERM OF STOCK INCENTIVE PLAN (1505)



1505-1    Always vote FOR a management proposal to extend the term of a stock
          incentive plan for employees.                                            / /

1505-2    Always vote AGAINST a management proposal to extend the term of a
          stock incentive plan for employees.                                      / /

1505-3    Vote AGAINST IF the non-employee directors are eligible to receive
          awards under the plan.                                                   / /

1505-4    Vote AGAINST IF the potential dilution from all company plans, as
          calculated by IRRC, is more than XX%.                                    / /

1505-5    Vote AGAINST IF the compensation committee is not fully independent.     /X/

1505-6    Vote AGAINST IF the plan allows the plan administrators to reprice or
          replace underwater options.                                              / /

1505-7    Vote AGAINST IF the plan allows non-qualified options to be priced at
          less than XX% of the fair market value on the grant date.                / /

1505-8    Vote AGAINST IF the plan allows for multiple awards and does not set a limit on the number of shares that can be granted as awards other than
          options.                                                                 / /

1505-9    Vote AGAINST IF the plan permits the award of time-lapsing restricted
          stock that fully vest in less than XX years.                             / /

1505-10   Vote AGAINST IF the company's equity dilution (overhang), including
          this proposal, exceeds the 75th percentile of its peer group.            / /

1505-11   Vote AGAINST IF the proposed plan allows for the accelerated vesting of awards upon shareholder approval of a merger or similar business
          transaction.                                                             / /

1505-12   Vote AGAINST IF the proposed plan allows the plan administrator to
          provide loans to exercise awards.                                        / /

1505-13   Vote AGAINST IF the proposed plan allows the plan administrator to
          accelerate the vesting requirements of outstanding awards.               / /

1505-14   Vote AGAINST IF the proposed plan allows the plan administrator to
          grant reloaded stock options.                                            / /

1505-15   Vote AGAINST IF the company authorized the repricing or replacement of underwater options without shareholder approval within the past three
          years.                                                                   / /

1505-16   Vote AGAINST IF the options granted to the top 5 executives in the last fiscal year exceed XX% of the options granted in the past fiscal
          year.                                                                    / /

1505-17   Vote AGAINST IF the company's three-year average annual grant rate
          exceeds the 75th percentile of its peer group.                           / /

1505-18   Vote AGAINST IF the company does not expense stock options.              / /

1505-19   Vote AGAINST IF the company has not granted premium-priced,

          indexed or performancevesting options in the past fiscal year, or does
          not express an intention to do so.                                       / /

1505-20   Vote AGAINST IF the minimum vesting period for options granted under
          it is less than XX years.                                                / /



ADOPT DIRECTOR STOCK INCENTIVE PLAN (1510)



1510-1    Always vote FOR a management proposal to adopt a stock incentive plan
          for non-employee directors.                                              / /

1510-2    Always vote AGAINST a management proposal to adopt a stock incentive
          plan for nonemployee directors.                                          / /

1510-3    Vote AGAINST IF the plan allows non-qualified options to be priced at
          less than 95% of the fair market value on grant date.                    /X/

1510-4    Vote AGAINST IF the dilution represented by the proposal, as
          calculated by IRRC, is more than 3%.                                     /X/

1510-5    Vote AGAINST IF the potential dilution from all company plans,
          including this proposal, as calculated by IRRC, is more than 15%.        /X/

1510-6    Vote AGAINST IF the proposed plan is an omnibus plan that authorizes 5 or more types of awards or gives the compensation committee discretion
          to issue a wide range of stock-based awards.                             /X/

1510-7    Vote AGAINST IF the proposed plan allows for non-formula,
          discretionary awards.                                                    /X/

1510-8    Vote AGAINST IF the plan includes an incentive to receive shares
          instead of cash.                                                         / /

1510-9    Vote AGAINST IF the company's equity dilution (overhang), including
          this proposal, exceeds the 75th percentile of its peer group.            / /

1510-10   Vote AGAINST IF the company does not expense stock options.              / /

1510-11   Vote AGAINST IF the minimum vesting period for options granted under
          it is less than XX years.                                                / /

1510-12   Vote AGAINST IF the plan permits the award of time-lapsing restricted
          stock that fully vest in less than XX years.                             / /

1510-13   Vote AGAINST IF the plan allows the plan administrators to reprice or
          replace underwater options. X                                            / /



AMEND DIRECTOR STOCK INCENTIVE PLAN (1511)



1511-1    Always vote FOR a management proposal to amend a stock incentive plan
          for non-employee directors.                                              / /

1511-2    Always vote AGAINST a management proposal to amend a stock incentive
          plan for nonemployee directors.                                          / /

1511-3    Vote AGAINST IF the amendment increases the size of the option awards.   /X/

1511-4    Vote AGAINST IF the amendment would make the plan an omnibus plan that authorizes 5 or more types of awards or gives the compensation
          committee discretion to issue a wide range of stock-based awards.        /X/

1511-5    Vote AGAINST IF the amendment would permit the granting of
          non-formula, discretionary awards.                                       /X/

1511-6    Vote AGAINST IF the amendment would provide an incentive to receive
          shares instead of cash.                                                  / /

1511-7    Vote AGAINST IF the amendment adds time-lapsing restricted stock
          awards that fully vest in less than XX years.                            / /

1511-8    Vote AGAINST IF the potential dilution from all company plans,
          including this proposal, as calculated by IRRC, is more than XX%.        / /



ADD SHARES TO DIRECTOR STOCK INCENTIVE PLAN (1512)



1512-1    Always vote FOR a management proposal to add shares to a stock
          incentive plan for nonemployee directors.                                / /

1512-2    Always vote AGAINST a management proposal to add shares to a stock
          incentive plan for nonemployee directors.                                / /

1512-3    Vote AGAINST IF the plan allows non-qualified options to be priced at
          less than 95% of fair market value on the grant date.                    /X/

1512-4    Vote AGAINST IF the dilution represented by the proposal, as
          calculated by IRRC, is more than 3%.                                     /X/

1512-5    Vote AGAINST IF the potential dilution of all plans, including this
          proposal, as calculated by IRRC, is more than 15%.                       /X/

1512-6    Vote AGAINST IF the proposed plan is an omnibus plan that authorizes 5 or more types of awards or gives the compensation committee discretion
          to issue a wide range of stock-based awards.                             /X/

1512-7    Vote AGAINST IF the proposed plan allows for non-formula,
          discretionary awards.                                                    /X/

1512-8    Vote AGAINST IF the proposed plan includes an incentive to receive
          shares instead of cash.                                                  / /

1512-9    Vote AGAINST IF the company's equity dilution (overhang), including
          this proposal, exceeds the 75th percentile of its peer group.            / /

1512-10   Vote AGAINST IF the company does not expense stock options               / /

1512-11   Vote AGAINST IF the minimum vesting period for options granted under
          it is less than XX years.                                                / /

1512-12   Vote AGAINST IF the plan permits the award of time-lapsing restricted
          stock that fully vest in less than XX years.                             / /

1512-13   Vote AGAINST IF the plan allows the plan administrators to reprice or
          replace underwater options.                                              / /



ADOPT EMPLOYEE STOCK PURCHASE PLAN (1520)



1520-1    Always vote FOR a management proposal to adopt an employee stock
          purchase plan.                                                           / /

1520-2    Always vote AGAINST a management proposal to adopt an employee stock
          purchase plan.                                                           / /

1520-3    Vote AGAINST IF the proposed plan allows employees to purchase stock
          at less than 85% of the stock's fair market value.                       /X/

1520-4    Vote AGAINST IF the equity dilution represented by the proposed plan,
          as calculated by IRRC, is more than XX%.                                 / /

1520-5    Vote AGAINST IF the potential dilution of all plans, including this
          proposal, as calculated by IRRC, is more than XX%.                       / /



AMEND EMPLOYEE STOCK PURCHASE PLAN (1521)



1521-1    Always vote FOR a management proposal to amend an employee stock
          purchase plan.                                                           / /

1521-2    Always vote AGAINST a management proposal to amend an employee stock
          purchase plan.                                                           / /

1521-3    Vote AGAINST IF the proposal allows employees to purchase stock at
          prices of less than 85% of the stock's fair market value.                /X/



ADD SHARES TO EMPLOYEE STOCK PURCHASE PLAN (1522)



1522-1    Always vote FOR a management proposal to add shares to an employee
          stock purchase plan.                                                     / /

1522-2    Always vote AGAINST a management proposal to add shares to an employee
          stock purchase plan.                                                     / /

1522-3    Vote AGAINST IF the proposed plan allows employees to purchase stock
          at less than 85% of the stock's fair market value.                       /X/

1522-4    Vote AGAINST IF the equity dilution represented by this proposal is
          more than 5% of the outstanding common equity.                           /X/

1522-5    Vote AGAINST IF the potential dilution from all plans, including this
          proposal, as calculated by IRRC, is more than 15%.                       /X/



ADOPT STOCK AWARD PLAN (1530)



1530-1    Always vote FOR a management proposal to adopt a stock award plan.       / /

1530-2    Always vote AGAINST a management proposal to adopt a stock award plan.   / /

1530-3    Vote AGAINST IF the plan allows for time-lapsing restricted stock
          awards that fully vest in less than XX years.                            / /

1530-4    Vote AGAINST IF the dilution represented by this proposal, as
          calculated by IRRC, is more than 7%.                                     /X/

1530-5    Vote AGAINST IF the potential dilution from all plans, including this
          proposal, as calculated by IRRC (overhang), is more than 15%.            /X/

1530-6    Vote AGAINST IF the equity overhang, including this proposal, exceeds
          the 75th percentile of the company's peer group.                         /X/



AMEND STOCK AWARD PLAN (1531)



1531-1    Always vote FOR a management proposal to amend a stock award plan.       / /

1531-2    Always vote AGAINST a management proposal to amend a stock award plan.   / /

1531-3    Vote AGAINST IF the amendment shortens the vesting requirement or
          lessens the performance requirements.                                    /X/

1531-4    Vote AGAINST IF the amendment increases the per-employee limit for
          awards.                                                                  /X/

1531-5    Vote AGAINST IF the potential dilution from all plans, including this
          proposal, as calculated by IRRC (overhang), is more than XX%.            / /



ADD SHARES TO STOCK AWARD PLAN (1532)



1532-1    Always vote FOR a management proposal to add shares to a stock award
          plan.                                                                    / /

1532-2    Always vote AGAINST a management proposal to add shares to a

          stock award plan.                                                        / /

1532-3    Vote AGAINST IF the plan allows for time-lapsing restricted stock
          awards that fully vest in less than XX years.                            / /

1532-4    Vote AGAINST IF the equity dilution represented by this proposal, as
          calculated by IRRC, is more than 7%.                                     /X/

1532-5    Vote AGAINST IF the potential dilution from all plans, including this
          proposal, as calculated by IRRC (overhang), is more than 15%.            /X/

1532-6    Vote AGAINST IF the equity overhang, including this proposal, exceeds
          the 75th percentile of its peer group.                                   /X/



ADOPT DIRECTOR STOCK AWARD PLAN (1540)



          1540-1 Always vote FOR a management proposal to adopt a stock award
          plan for non-employee directors.                                         / /

          1540-2 Always vote AGAINST a management proposal to adopt a stock
          award plan for non-employee directors.                                   / /

          1540-3 Vote AGAINST IF the plan allows for time-lapsing restricted
          stock that fully vest in less than XX years.                             / /

          1540-4 Vote AGAINST IF the dilution represented by this proposal, as
          calculated by IRRC, is more than 3%.                                     /X/

          1540-5 Vote AGAINST IF the potential dilution from all plans
          (including this proposal), as calculated by IRRC, is more than 15%.      /X/

          1540-6 Vote AGAINST IF the proposed plan would permit the granting of
          non-formula, discretionary awards.                                       /X/

          1540-7 Vote AGAINST IF the plan would provide an incentive to receive
          shares instead of cash.                                                  / /



AMEND DIRECTOR STOCK AWARD PLAN (1541)



          1541-1 Always vote FOR a management proposal to amend a stock award
          plan for non-employee directors.                                         / /

1541-2    Always vote AGAINST a management proposal to amend a stock award plan
          for non-employee directors.                                              / /

1541-3    Vote AGAINST IF the amendment increases the award size.                  /X/

1541-4    Vote AGAINST IF the amendment adds time-lapsing restricted stock that
          vest in less than XX years.                                              / /

1541-5    Vote AGAINST IF the amendment would permit the granting of
          non-formula, discretionary awards.                                       /X/

1541-6    Vote AGAINST IF the proposed amendment would include an incentive to
          receive shares instead of cash.                                          / /

1541-7    Vote AGAINST IF the potential dilution from all plans, including this
          proposal, as calculated by IRRC (overhang), is more than XX%.            / /



ADD SHARES TO DIRECTOR STOCK AWARD PLAN (1542)



1542-1    Always vote FOR a management proposal to add shares to a stock award
          plan for non-employee directors.                                         / /

1542-2    Always vote AGAINST a management proposal to add shares to a

          stock award plan for nonemployee directors.                              / /

1542-3    Vote AGAINST IF the plan allows for time-lapsing restricted stock that
          fully vest in less than XX years.                                        / /

1542-4    Vote AGAINST IF the dilution represented by this proposal, as
          calculated by IRRC, is more than 3%.                                     /X/

1542-5    Vote AGAINST IF the potential dilution from all plans (including this
          proposal), as calculated by IRRC, is more than 15%.                      /X/

1542-6    Vote AGAINST IF the proposed plan would permit the granting of
          non-formula, discretionary awards.                                       /X/

1542-7    Vote AGAINST IF the proposed plan includes an incentive to receive
          shares instead of cash.                                                  / /



APPROVE ANNUAL BONUS PLAN (1560)



1560-1    Always vote FOR a management proposal to approve an annual bonus plan.   / /

1560-2    Always vote AGAINST a management proposal to approve an annual bonus
          plan.                                                                    / /

1560-3    Vote AGAINST IF the maximum per-employee payout is not disclosed.        /X/

1560-4    Vote AGAINST IF the maximum per-employee bonus payable is more than
          XX% of the participant's base salary.                                    / /

1560-5    Vote AGAINST IF the maximum per-employee bonus payable is more than
          $XX.                                                                     / /

1560-6    Vote AGAINST IF the performance criteria is not disclosed.               /X/



APPROVE SAVINGS PLAN (1561)



1561-1    Always vote FOR a management proposal to adopt a savings plan.           /X/

1561-2    Always vote AGAINST a management proposal to adopt a savings plan.       / /



APPROVE OPTION/STOCK AWARDS (1562)



1562-1    Always vote FOR a management proposal to grant a one-time option or
          stock award.                                                             / /

1562-2    Always vote AGAINST a management proposal to grant a one-time option
          or stock award.                                                          / /

1562-3    Vote AGAINST IF the option/stock award is priced less than 95% of the
          fair market value on the grant date.                                     /X/

1562-4    Vote AGAINST IF the dilution represented by the option/stock award, as
          calculated by IRRC, is more than 5%.                                     /X/

1562-5    Vote AGAINST IF the award is time-lapsing stock that fully vest in
          less than XX years.                                                      / /

1562-6    Vote AGAINST IF the option/stock award is unrestricted shares.           / /

1562-7    Vote AGAINST IF potential dilution from all company plans including this proposal, as calculated by IRRC, is more than XX% of the total
          outstanding common equity.                                               / /

1562-8 Vote AGAINST IF the company's equity dilution (overhang), including this proposal, as calculated by IRRC, exceeds the 75th

          percentile of its peer group.                                            / /

1562-9    Vote AGAINST IF the company's three-year average annual grant rate
          exceeds the 75th percentile of its peer group.                           / /

1562-10   Vote AGAINST IF the option is not premium-priced or indexed, or does
          not vest based on future performance.                                    / /



ADOPT DEFERRED COMPENSATION PLAN (1563)



1563-1    Always vote FOR a management proposal to adopt a deferred compensation
          plan.                                                                    / /

1563-2    Vote AGAINST a management proposal to adopt a deferred compensation
          plan for nonemployee directors.                                          / /

1563-3    Vote AGAINST a management proposal to adopt a deferred compensation
          plan for executives.                                                     / /

1563-4    Vote AGAINST IF the dilution is more than 5% of the outstanding common
          equity.                                                                  /X/



APPROVE LONG-TERM BONUS PLAN (1564)



1564-1    Always vote FOR a management proposal to approve a long-term bonus
          plan.                                                                    / /

1564-2    Always vote AGAINST a management proposal to approve a long-term bonus
          plan.                                                                    / /

1564-3    Vote AGAINST IF the maximum per-employee payout is not disclosed.        /X/

1564-4    Vote AGAINST IF the maximum per-employee bonus payable over the
          performance period is more than XX% of the participant's base salary.    / /

1564-5    Vote AGAINST IF the maximum per-employee bonus payable over the
          performance period is more than $XX.                                     / /

1564-6    Vote AGAINST IF the proposal creates dilution of more than 10% of the
          outstanding common equity.                                               /X/

1564-7    Vote AGAINST IF the performance criteria is not disclosed.               / /



APPROVE EMPLOYMENT AGREEMENTS (1565)



1565-1    Always vote FOR a management proposal to approve an employment
          agreement or contract.                                                   /X/

1565-2    Always vote AGAINST a management proposal to approve an employment
          agreement or contract.                                                   / /



AMEND DEFERRED COMPENSATION PLAN (1566)



1566-1    Always vote FOR a management proposal to amend a deferred compensation
          plan.                                                                    /X/

1566-2    Always vote AGAINST a management proposal to amend a deferred
          compensation plan.                                                       / /



EXCHANGE UNDERWATER OPTIONS (1570)



1570-1    Always vote FOR a management proposal to exchange underwater options
          (options with a pershare exercise price that exceeds the underlying
          stock's current market price).                                           / /

1570-2    Always vote AGAINST a management proposal to exchange underwater options (options with a per-share exercise price that exceeds the
          underlying stock's current market price).                                / /

1570-3    Vote AGAINST IF directors or any of the 5 highest paid executives are
          eligible to participate in the repricing exchange program. X             / /

1570-4    Vote AGAINST IF the exchange ratio is not linked to the economic value
          of the underwater options.                                               / /

1570-5    Vote AGAINST IF the company exchanged underwater options within the
          last three years.                                                        / /



AMEND ANNUAL BONUS PLAN (1581)



1581-1    Always vote FOR a management proposal to amend an annual bonus plan.     /X/

1581-2    Always vote AGAINST a management proposal to amend an annual bonus
          plan.                                                                    / /

1581-3    Vote AGAINST IF the amendment increases the maximum annual
          per-employee bonus.                                                      / /



REAPPROVE OPTION/BONUS PLAN FOR OBRA (1582)



1582-1    Always vote FOR a management proposal to reapprove a stock option plan
          or bonus plan for purposes of OBRA.                                      /X/

1582-2    Always vote AGAINST a management proposal to reapprove a stock option
          plan or bonus plan for purposes of OBRA.                                 / /

1582-3    Vote AGAINST IF the maximum per-employee payout is not disclosed.        / /

1582-4    Vote AGAINST IF the performance criteria is not disclosed.               / /

1582-5    Vote AGAINST IF the company repriced or replaced options in the past
          fiscal year.                                                             / /



AMEND LONG-TERM BONUS PLAN (1586)



1586-1    Always vote FOR a management proposal to amend a long-term bonus plan.   /X/

1586-2    Always vote AGAINST a management proposal to amend a long-term bonus
          plan.                                                                    / /

1586-3    Vote AGAINST IF the plan increases the per-employee maximum bonus.       / /



SHAREHOLDER PROPOSALS

SP-SHAREHOLDER APPROVAL OF AUDITORS (2000)



2000-1    Always vote FOR a shareholder proposal calling for stockholder
          ratification of auditors.                                                /X/

2000-2    Always vote AGAINST a shareholder proposal calling for stockholder
          ratification of auditors.                                                / /

SP-AUDITORS MUST ATTEND ANNUAL MEETING (2001)



2001-1    Always vote FOR a shareholder proposal calling for the auditors to
          attend the annual meeting.                                               /X/

2001-2    Always vote AGAINST a shareholder proposal calling for the auditors to
          attend the annual meeting.                                               / /



SP-LIMIT CONSULTING BY AUDITORS (2002)



2002-1    Always vote FOR a shareholder proposal calling for limiting consulting
          by auditors.                                                             /X/

2002-2    Always vote AGAINST a shareholder proposal calling for limiting
          consulting by auditors.                                                  / /



SP-ROTATE AUDITORS (2003)



2003-1    Always vote FOR a shareholder proposal calling for the rotation of
          auditors.                                                                /X/

2003-2    Always vote AGAINST a shareholder proposal calling for the rotation of
          auditors.                                                                / /



SP-RESTORE PREEMPTIVE RIGHTS (2010) CASE BY CASE



2010-1    Always vote FOR a shareholder proposal to restore preemptive rights.     / /

2010-2    Always vote AGAINST a shareholder proposal to restore preemptive
          rights.                                                                  / /



SP-STUDY SALE OR SPIN-OFF (2030)



2030-1    Always vote FOR a shareholder proposal asking the company to study
          sales, spin-offs or other strategic alternatives.                        / /

2030-2    Always vote AGAINST a shareholder proposal asking the company to study
          sales, spin-offs or other strategic alternatives.                        /X/



SP-ADOPT CONFIDENTIAL VOTING (2100)



2100-1    Always vote FOR a shareholder proposal asking the board to adopt
          confidential voting and independent tabulation of the proxy ballots.     /X/

2100-2    Always vote AGAINST a shareholder proposal asking the board to adopt
          confidential voting and independent tabulation of the proxy ballots.     / /



SP-COUNTING SHAREHOLDER VOTES (2101)



2101-1    Always vote FOR a shareholder proposal asking the company to refrain
          from counting abstentions and broker non-votes in vote tabulations.      /X/

2101-2    Always vote AGAINST a shareholder proposal asking the company to refrain from counting abstentions and broker non-votes in vote
          tabulations.                                                             / /



SP-NO DISCRETIONARY VOTING (2102)



2102-1    Always vote FOR a shareholder proposal to eliminate the company's

          discretion to vote unmarked proxy ballots.                               /X/

2102-2    Always vote AGAINST a shareholder proposal to eliminate the company's
          discretion to vote unmarked proxy ballots.                               / /



SP-EQUAL ACCESS TO THE PROXY (2110)



2110-1    Always vote FOR a shareholder proposal to provide equal access to the
          proxy materials for shareholders.                                        /X/

2110-2    Always vote AGAINST a shareholder proposal to provide equal access to
          the proxy materials for shareholders.                                    / /

2110-3    Vote AGAINST IF the ballot will become open to shareholders' nominees.   / /

2110-4    Vote AGAINST IF the change will allow shareholder statements.            / /



SP-IMPROVE MEETING REPORTS (2120)



2120-1    Always vote FOR a shareholder proposal to improve annual meeting
          reports.                                                                 / /

2120-2    Always vote AGAINST a shareholder proposal to improve annual meeting
          reports.                                                                 /X/



SP-CHANGE ANNUAL MEETING LOCATION (2130)



2130-1    Always vote FOR a shareholder proposal to change the annual meeting
          location.                                                                / /

2130-2    Always vote AGAINST a shareholder proposal to change the annual
          meeting location.                                                        /X/



SP-CHANGE ANNUAL MEETING DATE (2131)



2131-1    Always vote FOR a shareholder proposal to change the annual meeting
          date.                                                                    / /

2131-2    Always vote AGAINST a shareholder proposal to change the annual
          meeting date.                                                            /X/



SP-BOARD INCLUSIVENESS (2201)



2201-1    Always vote FOR a shareholder proposal asking the board to include
          more women and minorities as directors.                                  / /

2201-2    Always vote AGAINST a shareholder proposal asking the board to include
          more women and minorities as directors.                                  /X/



SP-INCREASE BOARD INDEPENDENCE (2202)



2202-1    Always vote FOR a shareholder proposal seeking to increase board
          independence.                                                            /X/

2202-2    Always vote AGAINST a shareholder proposal seeking to increase board
          independence.                                                            / /



SP-DIRECTOR TENURE/RETIREMENT AGE (2203)



2203-1    Always vote FOR a shareholder proposal seeking to limit the period of time a director can serve by establishing a retirement or tenure
          policy.                                                                  / /

2203-2    Always vote AGAINST a shareholder proposal seeking to limit the period of time a director can serve by establishing a retirement or tenure
          policy.                                                                  /X/

2203-3    Vote AGAINST IF the proposal seeks to establish a tenure policy
          shorter than XX years.                                                   / /

2203-4    Vote AGAINST IF the proposal seeks to establish a retirement age of
          more than XX years.                                                      / /



SP-MINIMUM STOCK OWNERSHIP BY DIRECTORS (2204)



2204-1    Always vote FOR a shareholder proposal to require minimum stock
          ownership by directors.                                                  / /

2204-2    Always vote AGAINST a shareholder proposal to require minimum stock
          ownership bydirectors.                                                   / /

2204-3    Vote AGAINST IF the minimum level of ownership required is more than
          5000 shares.                                                             /X/



SP-ALLOW UNION/EMPLOYEE REPRESENTATIVES ON THE BOARD (2205)



2205-1    Always vote FOR a shareholder proposal that seeks to provide for union
          or employee representatives on the board of directors.                   / /

2205-2    Always vote AGAINST a shareholder proposal that seeks to provide for
          union or employee representatives on the board of directors.             /X/



SP-DIRECTORS' ROLE IN CORPORATE STRATEGY (2206)



2206-1    Always vote FOR a shareholder proposal seeking to increase disclosure regarding the board's role in the development and monitoring of the
          company's long-term strategic plan.                                      /X/

2206-2    Always vote AGAINST a shareholder proposal seeking to increase disclosure regarding the board's role in the development and
          monitoring of the company's long-term strategic plan.                    / /



SP-INCREASE NOMINATING COMMITTEE INDEPENDENCE (2210)



2210-1    Always vote FOR a shareholder proposal to increase the independence of
          the nominating committee.                                                /X/

2210-2    Always vote AGAINST a shareholder proposal to increase the
          independence of the nominating committee.                                / /



SP-CREATE NOMINATING COMMITTEE (2211)



2211-1    Always vote FOR a shareholder proposal to create a nominating
          committee of the board.                                                  /X/

2211-2    Always vote AGAINST a shareholder proposal to create a nominating
          committee of the board.                                                  / /

2211-3    Vote AGAINST IF the proposal includes no requirements on the number of
          independent directors required to serve on the committee.                / /



SP-CREATE SHAREHOLDER COMMITTEE (2212)

2212-1    Always vote FOR a shareholder proposal urging the creation of a
          shareholder committee.                                                   / /

2212-2    Always vote AGAINST a shareholder proposal urging the creation of a
          shareholder committee.                                                   /X/

2212-3    Vote AGAINST IF the proposal is a binding bylaw amendment.               / /



SP-INDEPENDENT BOARD CHAIRMAN (2214) CASE BY CASE



2214-1    Always vote FOR a shareholder proposal asking that the chairman of the board of directors be chosen from among the ranks of the non-employee
          directors.                                                               / /

2214-2    Always vote AGAINST a shareholder proposal asking that the chairman of the board of directors be chosen from among the ranks of the
          non-employee directors.                                                  / /



SP-LEAD DIRECTOR (2215)



2215-1    Always vote FOR a shareholder proposal asking that a lead director be
          chosen from among the ranks of non-employee directors.                   /X/

2215-2    Always vote AGAINST a shareholder proposal asking that a lead director
          be chosen from among the ranks of the non-employee directors.            / /



SP-ADOPT CUMULATIVE VOTING (2220)



2220-1    Always vote FOR a shareholder proposal calling for the adoption of
          cumulative voting.                                                       / /

2220-2    Always vote AGAINST a shareholder proposal calling for the adoption of
          cumulative voting.                                                       /X/



SP-REQUIRE NOMINEE STATEMENT IN PROXY (2230)



2230-1    Always vote FOR a shareholder proposal to require directors to place a
          statement of candidacy in the proxy statement.                           /X/

2230-2    Always vote AGAINST a shareholder proposal to require directors to
          place a statement of candidacy in the proxy statement.                   / /



SP-DOUBLE BOARD NOMINEES (2231)



2231-1    Always vote FOR a shareholder proposal to nominate two director
          candidates for each open board seat.                                     / /

2231-2    Always vote AGAINST a shareholder proposal to nominate two director
          candidates for each open board seat.                                     /X/



SP-DIRECTOR LIABILITY (2240)



2240-1    Always vote FOR a shareholder proposal to make directors liable for acts or omissions that constitute a breach of fiduciary care resulting
          from a director's gross negligence and/or reckless or willful neglect.   /X/

2240-2    Always vote AGAINST a shareholder proposal to make directors liable for acts or omissions that constitute a breach of fiduciary care resulting from a director's gross negligence and/or reckless or
          willful neglect.                                                         / /

SP-REPEAL CLASSIFIED BOARD (2300)



2300-1    Always vote FOR a shareholder proposal to repeal a classified board.     / /

2300-2    Always vote AGAINST a shareholder proposal to repeal a classified
          board.                                                                   /X/

2300-3    Vote AGAINST IF the company does not have a shareholder rights plan
          (poison pill).                                                           / /



SP-REDEEM OR VOTE ON POISON PILL (2310)



2310-1    Always vote FOR a shareholder proposal asking the board to redeem or to allow shareholders to vote on a poison pill shareholder rights
          plan. X                                                                  / /

2310-2    Always vote AGAINST a shareholder proposal asking the board to redeem or to allow shareholders to vote on a poison pill shareholder rights
          plan.                                                                    / /

2310-3    Vote AGAINST IF the proposal seeks only to redeem the current rights
          plan (and does not ask for a shareholder vote.)                          / /

2310-4    Vote AGAINST IF the board has an independent majority.                   / /

2310-5    Vote AGAINST IF the proposal is binding rather than merely precatory
          (advisory).                                                              / /

2310-6    Vote AGAINST IF the pill does not contain a dead-hand provision.         / /

2310-7    Vote AGAINST IF the company elects the entire board annually.            / /



SP-ELIMINATE SUPERMAJORITY PROVISION (2320)



2320-1    Always vote FOR a shareholder proposal that seeks to eliminate
          supermajority provisions.                                                /X/

2320-2    Always vote AGAINST a shareholder proposal that seeks to eliminate
          supermajority provisions.                                                / /



SP-REDUCE SUPERMAJORITY PROVISION (2321)



2321-1    Always vote FOR a shareholder proposal that seeks to reduce
          supermajority provisions. X                                              / /

2321-2    Always vote AGAINST a shareholder proposal that seeks to reduce
          supermajority provisions.                                                / /



SP-REPEAL FAIR PRICE PROVISION (2324)



2324-1    Always vote FOR a shareholder proposal that seeks to repeal fair price
          provisions.                                                              / /

2324-2    Always vote AGAINST a shareholder proposal that seeks to repeal fair
          price provisions.                                                        /X/



SP-RESTORE RIGHT TO CALL A SPECIAL MEETING (2325)



2325-1    Always vote FOR a shareholder proposal to restore shareholders' right
          to call a special meeting.                                               /X/

2325-2    Always vote AGAINST a shareholder proposal to restore shareholders'
          right to call a special meeting.                                         / /



SP-RESTORE RIGHT TO ACT BY WRITTEN CONSENT (2326)

2326-1    Always vote FOR a shareholder proposal to restore shareholders' right
          to act by written consent.                                               /X/

2326-2    Always vote AGAINST a shareholder proposal to restore shareholders'
          right to act by written consent.                                         / /



SP-PROHIBIT TARGETED SHARE PLACEMENT (2330)



2330-1    Always vote FOR a shareholder proposal to limit the board's discretion to issue targeted share placements or to require shareholder approval
          before such block placements can be made.                                / /

2330-2    Always vote AGAINST a shareholder proposal to limit the board's discretion to issue targeted share placements or to require
          shareholder approval before such block placements can be made.           /X/



SP-OPT OUT OF STATE TAKEOVER STATUTE (2341)



2341-1    Always vote FOR a shareholder proposal seeking to force the company to
          opt out of a state takeover statutory provision.                         /X/

2341-2    Always vote AGAINST a shareholder proposal seeking to force the
          company to opt out of a state takeover statutory provision.              / /



SP-REINCORPORATION (2342)



2342-1    Always vote FOR a shareholder proposal to reincorporate the company in
          another state.                                                           / /

2342-2    Always vote AGAINST a shareholder proposal to reincorporate the
          company in another state.                                                / /

2342-3    Vote AGAINST IF the new state has stronger anti-takeover provisions.     /X/



SP-ADOPT ANTI-GREENMAIL PROVISION (2350)



2350-1    Always vote FOR a shareholder proposal to limit greenmail payments.      /X/

2320-2    Always vote AGAINST a shareholder proposal to limit greenmail
          payments.                                                                / /



SP-RESTRICT EXECUTIVE COMPENSATION (2400)



2400-1    Always vote FOR a shareholder proposal to restrict executive
          compensation.                                                            / /

2400-2    Always vote AGAINST a shareholder proposal to restrict executive
          compensation.                                                            / /

2400-3    Vote AGAINST IF the proposal limits executive pay without linking
          compensation to financial performance.                                   /X/



SP-DISCLOSE EXECUTIVE COMPENSATION (2401)



2401-1    Always vote FOR a shareholder proposal to enhance the disclosure of
          executive compensation.                                                  / /

2401-2    Always vote AGAINST a shareholder proposal to enhance the disclosure
          of executive compensation.                                               /X/

2401-3    Vote AGAINST IF the proposal extends reporting to all executives paid
          more than $XX.                                                           / /

SP-RESTRICT DIRECTOR COMPENSATION (2402)



2402-1    Always vote FOR a shareholder proposal to restrict director
          compensation.                                                            / /

          2402-2 Always vote AGAINST a shareholder proposal to restrict director
          compensation.                                                            /X/



SP-CAP EXECUTIVE PAY (2403)



2403-1    Always vote FOR a shareholder proposal to cap executive pay.             / /

2403-2    Always vote AGAINST a shareholder proposal to cap executive pay.         /X/



SP-PAY DIRECTORS IN STOCK (2405)



2405-1    Always vote FOR a shareholder proposal calling for directors to be
          paid with company stock.                                                 / /

2405-2    Always vote AGAINST a shareholder proposal calling for directors to be
          paid with company stock.                                                 /X/

2405-3    Vote AGAINST IF the resolution would require directors to receive
          their entire compensation in the form of company stock.                  / /



SP-APPROVE EXECUTIVE COMPENSATION (2406)



2406-1    Always vote FOR a shareholder proposal calling for shareholder votes
          on executive pay.                                                        / /

2406-2    Always vote AGAINST a shareholder proposal calling for shareholder
          votes on executive pay.                                                  /X/



SP-RESTRICT DIRECTOR PENSIONS (2407)



2407-1    Always vote FOR a shareholder proposal calling for the termination of
          director retirement plans.                                               / /

2407-2    Always vote AGAINST a shareholder proposal calling for the termination
          of director retirement plans.                                            /X/



SP-REVIEW/REPORT ON/LINK EXECUTIVE PAY TO SOCIAL PERFORMANCE (2408)



2408-1    Always vote FOR a shareholder proposal that asks management to review, report on and/or link executive compensation to non-financial
          criteria, particularly social criteria.                                  / /

2408-2    Always vote AGAINST a shareholder proposal that asks management to review, report on and/or link executive compensation to non-financial
          criteria, particularly social criteria.                                  /X/

2408-3    Vote AGAINST IF the resolution goes beyond the request for a review and/or report, and includes actual linkage of pay to social
          performance.                                                             / /



SP-NO REPRICING OF UNDERWATER OPTIONS (2409)



2409-1    Always vote FOR a shareholder proposal seeking shareholder approval to
          reprice or replace underwater stock options.                             /X/

2409-2    Always vote AGAINST a shareholder proposal seeking shareholder
          approval to reprice or replace underwater stock options.                 / /

2409-3 Vote AGAINST IF the proposal seeking shareholder approval to reprice is

          binding.                                                                 / /



SP-GOLDEN PARACHUTES (2414)



2414-1    Always vote FOR a shareholder proposal calling for a ban or
          shareholder vote on future golden parachutes.                            / /

2414-2    Always vote AGAINST a shareholder proposal calling for a ban or
          shareholder vote on future golden parachutes.                            / /

2414-3    Vote AGAINST IF the highest payout formula of current agreements does
          not exceed 3 times an executive's salary and bonus.                      /X/



SP-AWARD PERFORMANCE-BASED STOCK OPTIONS (2415)



2415-1    Always vote FOR a shareholder proposal seeking to award
          performance-based stock options.                                         /X/

2415-2    Always vote AGAINST a shareholder proposal seeking to award
          performance-based stock options.                                         / /



SP-EXPENSE STOCK OPTIONS (2416)



2416-1    Always vote FOR a shareholder proposal establishing a policy of expensing the costs of all future stock options issued by the company
          in the company's annual income statement.                                /X/

2416-2    Always vote AGAINST a shareholder proposal establishing a policy of expensing the costs of all future stock options issued by the company
          in the company's annual income statement.                                / /



SP-PENSION FUND SURPLUS (2417)



2417-1    Always vote FOR a shareholder proposal that requests future executive
          compensation be determined without regard to any pension fund income.    /X/

2417-2    Always vote AGAINST a shareholder proposal that requests future executive compensation be determined without regard to any pension
          fund income.                                                             / /



SP-CREATE COMPENSATION COMMITTEE (2420)



2420-1    Always vote FOR a shareholder proposal to create a compensation
          committee.                                                               /X/

2420-2    Always vote AGAINST a shareholder proposal to create a compensation
          committee.                                                               / /



SP-HIRE INDEPENDENT COMPENSATION CONSULTANT (2421)



2421-1    Always vote FOR a shareholder proposal to require that the compensation committee hire its own independent compensation consultants-separate from the compensation consultants working with
          corporate management-to assist with executive compensation issues.       / /

2421-2    Always vote AGAINST a shareholder proposal to require that the compensation committee hire its own independent compensation consultants-separate from the compensation consultants working with
          corporate management-to assist with executive compensation issues.       /X/

SP-INCREASE COMPENSATION COMMITTEE INDEPENDENCE (2422)



2422-1    Always vote FOR a shareholder proposal to increase the independence of
          the compensation committee.                                              /X/

2422-2    Always vote AGAINST a shareholder proposal to increase the
          independence of the compensation committee.                              / /



SP-INCREASE AUDIT COMMITTEE INDEPENDENCE (2500)



2500-1    Always vote FOR a shareholder proposal to increase the independence of
          the audit committee.                                                     /X/

2500-2    Always vote AGAINST a shareholder proposal to increase the
          independence of the audit committee.                                     / /



SP-INCREASE KEY COMMITTEE INDEPENDENCE (2501)



2501-1    Always vote FOR a shareholder proposal to increase the independence of
          key committees.                                                          /X/

2501-2    Always vote AGAINST a shareholder proposal to increase the
          independence of key committees.                                          / /



SOCIAL ISSUE PROPOSALS

SP-DEVELOP/REPORT ON HUMAN RIGHTS POLICY (3000)



3000-1    Always vote FOR a shareholder proposal that asks the company to
          develop or report on human rights policies.                              / /

3000-2    Always vote AGAINST a shareholder proposal that asks the company to
          develop or report on human rights policies.                              / /

3000-3    Vote AGAINST IF the company does not operate in countries of concern.    /X/



SP-REVIEW OPERATIONS' IMPACT ON LOCAL GROUPS (3005)



3005-1    Always vote FOR a shareholder proposal that asks the company to review
          its operations' impact on local groups.                                  / /

3005-2    Always vote AGAINST a shareholder proposal that asks the company to
          review its operations' impact on local groups.                           / /

3005-3    Vote AGAINST IF the proposal calls for action beyond reporting.          /X/



SP-BURMA-LIMIT OR END OPERATIONS (3030)



3030-1    Always vote FOR a shareholder proposal that asks the company to limit
          or end operations in Burma.                                              /X/

3030-2    Always vote AGAINST a shareholder proposal that asks the company to
          limit or end operations in Burma.                                        / /

3030-3    Vote AGAINST IF the company's operations are de minimus and do not
          involve oil or mining.                                                   / /

3030-4    Vote AGAINST IF the company does not contract directly with the
          Burmese government.                                                      / /



SP-BURMA-REVIEW OPERATIONS (3031)



3031-1    Always vote FOR a shareholder proposal that asks management to review
          operations in Burma.                                                     /X/

3031-2    Always vote AGAINST a shareholder proposal that asks management to
          review operations in Burma.                                              / /



SP-CHINA-NO USE OF FORCED LABOR (3040)



3040-1    Always vote FOR a shareholder proposal that asks management to certify
          that company operations are free of forced labor.                        / /

3040-2    Always vote AGAINST a shareholder proposal that asks management to
          certify that company operations are free of forced labor.                /X/



SP-CHINA-ADOPT CODE OF CONDUCT (3041)



3041-1    Always vote FOR a shareholder proposal that asks management to implement and/or increase activity on each of the principles of the
          U.S. Business Principles for Human Rights of Workers in China.           / /

3041-2    Always vote AGAINST a shareholder proposal that asks management to implement and/or increase activity on each of the principles of the
          U.S. Business Principles for Human Rights of Workers in China.           / /

3041-3    Vote AGAINST IF the company has de minimus operations involving China.   / /



SP-REVIEW MILITARY CONTRACTING CRITERIA (3100)



3100-1    Always vote FOR a shareholder proposal that asks management to develop social, economic and ethical criteria that the company could use to determine the acceptability of military contracts and to govern the
          execution of the contracts.                                              / /

3100-2    Always vote AGAINST a shareholder proposal that asks management to develop social, economic and ethical criteria that the company could use to determine the acceptability of military contracts and to govern
          the xecution of the contracts. X                                         / /

3100-3    Vote AGAINST IF the company derives less than 50% of its revenues from
          military-related operations.                                             / /



SP-REVIEW ECONOMIC CONVERSION (3110)



3110-1    Always vote FOR a shareholder proposal that asks management to create a plan for converting the company's facilities that are dependent on
          defense contracts toward production for commercial markets.              / /

3110-2    Always vote AGAINST a shareholder proposal that asks management to create a plan for converting the company's facilities that are dependent on defense contracts toward production for commercial
          markets.                                                                 /X/

3110-3    Vote AGAINST IF the company derives less than 50% of its revenues from
          defense contracts.                                                       / /



SP-REVIEW SPACE WEAPONS (3120)



3120-1    Always vote FOR a shareholder proposal that asks management to report on the company's government contracts for the development of ballistic
          missile defense technologies and related space systems.                  / /

3120-2    Always vote AGAINST a shareholder proposal that asks management to report on the company's government contracts for the development of
          ballistic missile defense technologies and related space systems.        / /



SP-REVIEW FOREIGN MILITARY SALES (3130)



3130-1    Always vote FOR a shareholder proposal that asks management to report
          on the company's foreign military sales or foreign offset activities.    / /

3130-2    Always vote AGAINST a shareholder proposal that asks management to report on the company's foreign military sales or foreign offset
          activities.                                                              /X/

3130-3    Vote AGAINST IF all of the company's current weapons programs result in sales to both the U.S. and foreign governments, or to the U.S.
          government exclusively.                                                  / /



SP-LIMIT OR END NUCLEAR WEAPONS PRODUCTION (3150)



3150-1    Always vote FOR a shareholder proposal that asks management to limit
          or end nuclear weapons production.                                       / /

3150-2    Always vote AGAINST a shareholder proposal that asks management to
          limit or end nuclear weapons production.                                 /X/



SP-REVIEW NUCLEAR WEAPONS PRODUCTION (3151)



3151-1    Always vote FOR a shareholder proposal that asks management to review
          nuclear weapons production.                                              / /

3151-2    Always vote AGAINST a shareholder proposal that asks management to
          review nuclear weapons production.                                       /X/



SP-REVIEW CHARITABLE GIVING POLICY (3210)



3210-1    Always vote FOR a shareholder proposal that asks the company to
          establish shareholder -designated contribution programs.                 / /

3210-2    Always vote AGAINST a shareholder proposal that asks the company to
          establish shareholder-designated contribution programs.                  /X/

3210-3    Vote AGAINST IF the company has a well-managed program or the proposal
          will be unduly burdensome.                                               / /



SP-LIMIT OR END CHARITABLE GIVING (3215)



3215-1    Always vote FOR a shareholder proposal that asks the company to limit
          or end charitable giving.                                                / /

3215-2    Always vote AGAINST a shareholder proposal that asks the company to
          limit or end charitable giving.                                          / /

3215-3    Vote AGAINST IF the company's giving is not excessive or the proposal
          would end all giving.                                                    /X/



SP-REVIEW POLITICAL SPENDING (3220)



3220-1    Always vote FOR a shareholder proposal that asks the company to
          increase disclosure of political spending and activities.                / /

3220-2    Always vote AGAINST a shareholder proposal that asks the company to
          increase disclosure of political spending and activities.                /X/

3220-3    Vote AGAINST IF the information requested is already easily available
          or if compliance is costly.                                              / /



SP-LIMIT OR END POLITICAL SPENDING (3221)



3221-1    Always vote FOR a shareholder proposal that asks the company to limit
          or end political spending.                                               / /

3221-2    Always vote AGAINST a shareholder proposal that asks the company to
          limit or end political spending.                                         /X/

3221-3    Vote AGAINST IF the total contributions were less than $50,000 or the
          proposal would end all spending.                                         / /



SP-DISCLOSE PRIOR GOVERNMENT SERVICE (3222)



3222-1    Always vote FOR a shareholder proposal requesting disclosure of
          company executives' prior government service.                            / /

3222-2    Always vote AGAINST a shareholder proposal requesting disclosure of
          company executives' prior government service.                            /X/



SP-AFFIRM POLITICAL NONPARTISANSHIP (3224)



3224-1    Always vote FOR a shareholder proposal requesting affirmation of
          political nonpartisanship.                                               / /

3224-2    Always vote AGAINST a shareholder proposal requesting affirmation of
          political nonpartisanship.                                               /X/



SP-REVIEW TOBACCO MARKETING (3300)



3300-1    Always vote FOR a shareholder proposal that asks management to report
          on or change tobacco product marketing practices.                        / /

3300-2    Always vote AGAINST a shareholder proposal that asks management to
          report on or change tobacco product marketing practices.                 / /

3300-3    Vote AGAINST IF no prima facie evidence suggests company targets youth
          or uses unregulated channels. X                                          / /

3300-4    Vote AGAINST IF there is no prima facie evidence the company's
          marketing practices are illegal.                                         / /

3300-5    Vote AGAINST IF the proposal calls for action beyond reporting.          / /



SP-SEVER LINKS WITH TOBACCO INDUSTRY (3307)



3307-1    Always vote FOR a shareholder proposal to sever links with the tobacco
          industry.                                                                / /

3307-2    Always vote AGAINST a shareholder proposal to sever links with the
          tobacco industry.                                                        /X/

3307-3    Vote AGAINST IF the proposal is submitted to a tobacco company.          / /

3307-4    Vote AGAINST IF the company is NOT a health care company.                / /

3307-5    Vote AGAINST IF the company has retail outlets for tobacco products.     / /

3307-6    Vote AGAINST IF the company provides products to the tobacco industry.   / /

3307-7    Vote AGAINST IF the proposal concerns media outlets for tobacco
          advertising.                                                             / /

3307-8    Vote AGAINST IF the proposal concerns tobacco farmers.                   / /

SP-REVIEW OR REDUCE TOBACCO HARM TO HEALTH (3308)



3308-1    Always vote FOR a shareholder proposal that asks the company to review
          or reduce tobacco harm to health.                                        /X/

3308-2    Always vote AGAINST a shareholder proposal that asks the company to
          review or reduce tobacco harm to health.                                 / /

3308-3    Vote AGAINST IF the proposal concerns adoption of a no-smoking policy.   / /

3308-4    Vote AGAINST IF the proposal concerns research or changes to product
          ingredients.                                                             / /

3308-5    Vote AGAINST IF the proposal concerns changes to package labeling and
          health warnings.                                                         / /



SP-REVIEW OR PROMOTE ANIMAL WELFARE (3320)



3320-1    Always vote FOR a shareholder proposal that asks management to review
          or promote animal welfare.                                               / /

3320-2    Always vote AGAINST a shareholder proposal that asks management to
          review or promote animal welfare.                                        /X/

3320-3    Vote AGAINST IF the proposal calls for an end to consumer product
          safety tests with animals.                                               / /

3320-4    Vote AGAINST IF the proposal calls for action beyond reporting.          / /



SP-REVIEW DRUG PRICING OR DISTRIBUTION (3340)



3340-1    Always vote FOR a shareholder proposal that asks the company to report
          or take action on pharmaceutical drug pricing or distribution.           / /

3340-2    Always vote AGAINST a shareholder proposal that asks the company to
          report or take action on pharmaceutical drug pricing or distribution.    /X/

3340-3    Vote AGAINST IF the proposal asks for more than a report.                / /

3340-4    Vote AGAINST IF the proposal relates only to domestic pricing.           / /



SP-OPPOSE EMBRYO/FETAL DESTRUCTION (3350)



3350-1    Always vote FOR a shareholder proposal that asks the company to take
          action on embryo or fetal destruction.                                   / /

3350-2    Always vote AGAINST a shareholder proposal that asks the company to
          take action on embryo or fetal destruction.                              /X/



SP-REVIEW NUCLEAR FACILITY/WASTE (3400)



3400-1    Always vote FOR a shareholder proposal that asks the company to review
          or report on nuclear facilities or nuclear waste.                        / /

3400-2    Always vote AGAINST a shareholder proposal that asks the company to
          review or report on nuclear facilities or nuclear waste.                 /X/

3400-3    Vote AGAINST IF the proposal asks for action beyond reporting.           / /

3400-4    Vote AGAINST IF the proposal asks for cessation of nuclear-related

          activities.                                                              / /



SP-REVIEW ENERGY EFFICIENCY & RENEWABLES (3410)



3410-1    Always vote FOR a shareholder proposal that asks the company to review its reliance on nuclear and fossil fuels, its development or use of
          solar and wind power, or its energy efficiency.                          / /

3410-2    Always vote AGAINST a shareholder proposal that asks the company to review its reliance on nuclear and fossil fuels, its development or
          use of solar and wind power, or its energy efficiency.                   /X/

3410-3    Vote AGAINST IF the proposal asks for more than a report.                / /



SP-ENDORSE CERES PRINCIPLES (3420)



3420-1    Always vote FOR a shareholder proposal that asks management to endorse
          the Ceres principles.                                                    / /

3420-2    Always vote AGAINST a shareholder proposal that asks management to
          endorse the Ceres principles.                                            /X/

3420-3    Vote AGAINST IF the company has well-established environmental
          management practices.                                                    / /

3420-4    Vote AGAINST IF the company has an average or better environmental
          performance record.                                                      / /



SP-CONTROL GENERATION OF POLLUTANTS (3422)



3422-1    Always vote FOR a shareholder proposal that asks the company to
          control generation of pollutant(s).                                      / /

3422-2    Always vote AGAINST a shareholder proposal that asks the company to
          control generation of pollutant(s).                                      / /

3422-3    Vote AGAINST IF the proposal asks for action beyond reporting.           / /

3422-4    Vote AGAINST IF the company reports its emissions and plans to limit
          their future growth.                                                     /X/

3422-5    Vote AGAINST IF the company reports its emissions and plans to reduce
          them from established levels.                                            / /



SP-REPORT ON ENVIRONMENTAL IMPACT OR PLANS (3423)



3423-1    Always vote FOR a shareholder proposal that asks the company to report
          on its environmental impact or plans.                                    /X/

3423-2    Always vote AGAINST a shareholder proposal that asks the company to
          report on its environmental impact or plans.                             / /

3423-3    Vote AGAINST IF management has issued a written statement beyond the
          legal minimum.                                                           / /



SP-REPORT OR TAKE ACTION ON CLIMATE CHANGE (3425)



3425-1    Always vote FOR a shareholder proposal that asks management to report
          or take action on climate change.                                        / /

3425-2    Always vote AGAINST a shareholder proposal that asks management to
          report or take action on climate change.                                 / /

3425-3    Vote AGAINST IF management has issued a statement acknowledging a
          global warming threat.                                                   / /

3425-4    Vote AGAINST IF management acknowledges a global warming threat and

          has issued company policy.                                               /X/

3425-5    Vote AGAINST IF management has issued a statement and committed to
          targets and timetable.                                                   / /

3425-6    Vote AGAINST IF the company is not a major emitter of greenhouse
          gases.                                                                   / /



SP-REVIEW OR CURB BIOENGINEERING (3430)



3430-1    Always vote FOR a shareholder proposal that asks management to report
          on, label or restrict sales of bioengineered products.                   / /

3430-2    Always vote AGAINST a shareholder proposal that asks management to
          report on, label or restrict sales of bioengineered products.            /X/

3430-3    Vote AGAINST IF the proposal asks for action beyond reporting.           / /

3430-4    Vote AGAINST IF the proposal calls for a moratorium on sales of
          bioengineered products.                                                  / /



SP-PRESERVE/REPORT ON NATURAL HABITAT (3440)



3440-1    Always vote FOR a shareholder proposal that asks the company to
          preserve natural habitat.                                                / /

3440-2    Always vote AGAINST a shareholder proposal that asks the company to
          preserve natural habitat.                                                /X/

3440-3    Vote AGAINST IF the proposal asks for action beyond reporting.           / /

3440-4    Vote AGAINST IF the proposal does not address a unique habitat.          / /



SP-REVIEW DEVELOPING COUNTRY DEBT (3500)



3500-1    Always vote FOR a shareholder proposal asking the company to review its developing country debt and lending criteria and to report to
          shareholders on its findings.                                            / /

3500-2    Always vote AGAINST a shareholder proposal asking the company to review their developing country debt and lending criteria and to
          report to shareholders on its findings.                                  /X/

3500-3    Vote AGAINST IF the proposal asks for action beyond reporting.           / /



SP-REVIEW SOCIAL IMPACT OF FINANCIAL VENTURES (3503)



3503-1    Always vote FOR a shareholder proposal that requests a company to assess the environmental, public health, human rights, labor rights or
          other socioeconomic impacts of its credit decisions.                     / /

3503-2    Always vote AGAINST a shareholder proposal that requests a company to assess the environmental, public health, human rights, labor rights or
          other socioeconomic impacts of its credit decisions.                     /X/

          3503-3 Vote AGAINST IF the proposal asks for action beyond reporting.    / /



SP-REVIEW FAIR LENDING POLICY (3520)



3520-1    Always vote FOR a shareholder proposal requesting reports and/or
          reviews of plans and/or policies on fair lending practices.              / /

3520-2    Always vote AGAINST a shareholder proposal requesting reports and/or
          reviews of plans and/or policies on fair lending practices.              /X/

3520-3    Vote AGAINST IF the proposal asks for action beyond reporting.           / /

SP-REVIEW PLANT CLOSINGS (3600)



3600-1    Always vote FOR a shareholder proposal that asks the company to establish committees to consider issues related to facilities closure
          and relocation of work.                                                  / /

3600-2    Always vote AGAINST a shareholder proposal that asks the company to establish committees to consider issues related to facilities closure
          and relocation of work.                                                  /X/



SP-REPORT ON EEO (3610)



3610-1    Always vote FOR a shareholder proposal that asks management to report on the company's affirmative action policies and programs, including releasing its EEO-1 forms and providing statistical data on specific
          positions within the company.                                            / /

3610-2    Always vote AGAINST a shareholder proposal that asks management to report on the company's affirmative action policies and programs, including releasing its EEO-1 forms and providing statistical data on
          specific positions within the company.                                   /X/

3610-3    Vote AGAINST IF the company releases its EEO-1 reports.                  / /

3610-4    Vote AGAINST IF the company's EEO-1 reports and compliance record
          indicate it is average.                                                  / /

3610-5    Vote AGAINST IF the information indicates a well-established
          affirmative action program.                                              / /



SP-DROP SEXUAL ORIENTATION FROM EEO POLICY (3614)



3614-1    Always vote FOR a shareholder proposal that asks management to drop
          sexual orientation from EEO policy.                                      /X/

3614-2    Always vote AGAINST a shareholder proposal that asks management to
          drop sexual orientation from EEO policy.                                 / /



SP-ADOPT SEXUAL ORIENTATION ANTI-BIAS POLICY (3615)



3615-1    Always vote FOR a shareholder proposal that asks management to adopt a
          sexual orientation non-discrimination policy.                            / /

3615-2    Always vote AGAINST a shareholder proposal that asks management to
          adopt a sexual orientation non-discrimination policy.                    /X/



SP-REVIEW MEXICAN WORK FORCE CONDITIONS (3621)



3621-1    Always vote FOR a shareholder proposal that asks management to report
          on or review Mexican operations.                                         / /

3621-2    Always vote AGAINST a shareholder proposal that asks management to
          report on or review Mexican operations.                                  /X/



SP-ADOPT STANDARDS FOR MEXICAN OPERATION (3622)



3622-1    Always vote FOR a shareholder proposal that asks management to adopt
          standards for Mexican operations.                                        / /

3622-2    Always vote AGAINST a shareholder proposal that asks management to
          adopt standards for Mexican operations.                                  /X/

SP-REVIEW OR IMPLEMENT MACBRIDE PRINCIPLES (3630)



3630-1    Always vote FOR a shareholder proposal that asks management to review
          or implement the MacBride principles.                                    / /

3630-2    Always vote AGAINST a shareholder proposal that asks management to
          review or implement the MacBride principles.                             /X/

3630-3    Vote AGAINST IF no fair employment problems exist.                       / /



SP-URGE MACBRIDE ON CONTRACTOR/FRANCHISEE (3632)



3632-1    Always vote FOR a shareholder proposal that asks the company to encourage its contractors and franchisees to implement the MacBride
          principles.                                                              / /

3632-2    Always vote AGAINST a shareholder proposal that asks the company to encourage its contractors and franchisees to implement the MacBride
          principles.                                                              /X/

3632-3    Vote AGAINST IF no fair employment problems exist at
          contractor/franchisee.                                                   / /



SP-REVIEW GLOBAL LABOR PRACTICES (3680)



3680-1    Always vote FOR a shareholder proposal that asks management to report
          on or review its global labor practices or those of their contractors.   / /

3680-2    Always vote AGAINST a shareholder proposal that asks management to report on or review its global labor practices or those of their
          contractors.                                                             /X/

3680-3    Vote AGAINST IF the company already reports publicly using a
          recognized standard.                                                     / /

3680-4    Vote AGAINST IF the resolution asks for more than a report.              / /



SP-MONITOR/ADOPT ILO CONVENTIONS (3681)



3681-1    Always vote FOR a shareholder proposal that asks management to adopt, implement or enforce a global workplace code of conduct based on the
          International Labor Organization's (ILO) core labor conventions.         / /

3681-2    Always vote AGAINST a shareholder proposal that asks management to adopt, implement or enforce a global workplace code of conduct based on the International Labor Organization's (ILO) core labor
          conventions.                                                             /X/

3681-3    Vote AGAINST IF the proposal asks the company to use third-party
          monitors.                                                                / /

3681-4    Vote AGAINST IF the company has a reasonable code and monitoring
          system.                                                                  / /



SP-REPORT ON SUSTAINABILITY (3700)



3700-1    Always vote FOR a shareholder proposal requesting reports on
          sustainability.                                                          / /

3700-2    Always vote AGAINST a shareholder proposal requesting reports on
          sustainability.                                                          /X/

3700-3    Always vote AGAINST IF the company has already issued a report in GRI
          format.                                                                  / /

                   STERLING JOHNSTON CAPITAL MANAGEMENT, L.P.
                               PROXY VOTING POLICY

As an investment adviser, Sterling Johnston Capital Management, L.P. ("SJCM" or "WE") must treat voting rights as to securities held in its clients' portfolios in a manner that is in its clients' best interests.1 This Proxy Voting Policy describes our policy for doing so.

I. GENERAL POLICY

     A. LONG TERM HOLDINGS. Where the purpose of holding a stock relates to the stock's growth or value over an extended period, voting proxies may further that purpose. As to those types of holdings, therefore, we will evaluate on a case-by-case basis whether, under the circumstances, it is likely to be in the clients' best interest to exercise voting rights as to those securities. We will consider a variety of factors, including our reasons for buying the stock, the nature of the proxy proposals, and the estimated time the clients will continue to hold the stock.(2)

     B. EXAMPLES OF LIMITATIONS. Some circumstances in which SJCM may refrain from voting include:

          1. SHORT TERM TRADING POSITIONS: SJCM's activities on behalf of one or more of its client accounts may include buying and selling on a short-term basis to take advantage of market opportunities without regard for the potential for long-term appreciation or the development and maintenance of successful business strategies of corporate issuers. As to securities bought for such purposes, it will rarely be in our clients' best interests for us to devote significant resources to assessing issues presented for shareholder vote and casting votes;

          2. LIMITED VALUE: where, for reasons other than those specified in CLAUSE I.B.1, we conclude that the value of a client's economic interest in the proposal or the value of the portfolio holding is insignificant relative to the overall portfolio;

          3. UNJUSTIFIABLE COST: where we believe the cost of voting (including nonobjective costs) on a proxy proposal would likely exceed the value of any anticipated benefits of the proposal;(3)

          4. IMPRACTICABILITY: particularly as to securities issued by companies in emerging market countries, the timing of receipt and/or the mechanics of voting may(1) make it impracticable to vote;


----------

1 SJCM generally considers any fund it manages to be its client, not the investors in such fund.

2 For example, there may be circumstances where we will hold a stock both at the record date for the issuer's annual meeting and at the time of the meeting but where we will nonetheless not vote the proxies as to that stock on the basis that we expect that we will hold the stock for only a brief period following the meeting or, in any event, that we will not hold the stock at the time that the actions as to which the proxy proposals relate take effect.

3 As an extreme example, if a vote may only be cast in person at a meeting to be held in a foreign jurisdiction, the cost of casting any vote may far outweigh the benefit. Particularly for small positions, even significantly less extreme costs and required effort may outweigh the potential benefit of voting.

          5. SECURITIES LENT: where we have lent securities (which, therefore, have been transferred into the borrower's name), and we have not recalled those securities as of the record date or the vote date relating to the proxy proposals appurtenant to those securities;(4)

          6. TERMINATED ACCOUNT: where we have received or delivered a notice of termination of our investment management agreement with the relevant client, even if trading authority continues for a transitional period; and

          7. CLIENT MAINTAINS VOTING AUTHORITY: where the relevant client has specified in writing (either as part of an investment management agreement or in a separate instruction) that it will maintain the authority to vote proxies or that it has delegated the right to a third party. SJCM may delegate our responsibilities under this Proxy Voting Policy to a third party, provided that we retain final authority and fiduciary responsibility for proxy voting. If we so delegate our responsibilities, the designated Proxy Officer and the relevant portfolio manager will monitor the delegate's compliance with this Proxy Voting Policy.

II. PROXY VOTING GUIDELINES

When we have determined that voting is relevant to the purposes of selecting and holding a long position, and is in the clients' collective best interests, we, or the third party delegate on our behalf, will generally use the Proxy Voting Guidelines ("Guidelines") attached as Appendix A to determine how to vote. These Guidelines are merely guidelines: there may be circumstances in which we determine that our clients' collective best interests would be served by voting contrary to the Guidelines.

III. CONFLICTS OF INTEREST

SJCM is sensitive to conflicts of interest that may arise in the proxy decision making process. For example, conflicts may arise under the following circumstances:

     - Proxy votes regarding non-routine matters are solicited by a company that has (or whose retirement plans have) an institutional separate account relationship with SJCM or a large investment in a fund managed by SJCM;

     - SJCM has a material business relationship with a proponent of a proxy proposal, participants in a proxy contest, or directors or director candidates of a company; or

     - An SJCM employee has a personal interest in the outcome of a particular proxy proposal (which might be the case if, for example, a member of an SJCM employee's immediate family were a director or executive officer of the relevant 2company).

SJCM will seek to resolve all conflicts in its clients' collective best interest. Voting in accordance with the Guidelines described in Appendix A will generally prevent any conflicts that may appear to exist from affecting our voting. However, if (i) a proposal is not covered by the Guidelines (as they may be revised from time to time) or (ii) a portfolio manager seeks to vote contrary to the Guidelines, the Proxy Officer will inquire whether SJCM or the portfolio manager deciding how to vote has any interests that could be viewed as potentially conflicting with the


----------
4 In these circumstances, the borrower (rather than SJCM) will have discretion as to whether to vote the securities. In unusual circumstances, where a portfolio manager determines that a vote is of material economic interest to the client and that a vote can be rendered in a timely manner, we may recall the security so that we may vote it.

interests of our clients. If there are any potential conflicts, the Proxy Officer will consult with other SJCM senior management and, as appropriate, an independent consultant or outside counsel to determine what votes on those proposals would be in the collective best interest of our clients.

IV. RECORDKEEPING

As required by the Investment Advisers Act of 1940, SJCM maintains the following records (other than proxy statements on file with the SEC's EDGAR system, or proxy statements and records maintained by a third party) for five years:

     - copies of its proxy voting policies and procedures;

     - proxy statements received regarding client securities;

     - records of votes cast on behalf of clients;

     - records of written client requests for proxy voting information and written responses by the adviser to any such written or oral client request; and

     - any documents prepared by the adviser that were material to making a decision as to how to vote or that memorialized the basis for that decision.

V. AMENDMENTS TO POLICY

This Proxy Voting Policy may be amended from time to time in the sole and absolute discretion of the General Partner of SJCM.

VI. OBTAINING SJCM'S PROXY VOTING RECORDS

Clients (as well as the investors in any investment fund managed by SJCM) may obtain free of charge records detailing how SJCM voted proxy issues on its clients' behalf by submitting a written request to:

                   STERLING JOHNSTON CAPITAL MANAGEMENT, L.P.
                        50 California Street, Suite 3325
                             San Francisco, CA 94111
                                  415.477.2300

ACTION BY
THE GENERAL PARTNER OF
STERLING JOHNSTON CAPITAL MANAGEMENT, L.P.
(A DELAWARE LIMITED PARTNERSHIP)

The undersigned, as general partner of Sterling Johnston Capital Management, L.P., a Delaware limited partnership and registered investment adviser ("SJCM"), hereby adopts on,behalf of SJCM the preceding PROXY VOTING POLICY OF STERLING JOHNSTON CAPITAL,MANAGEMENT, L.P. (the "POLICY") pursuant to Rule 206(4)-6 of the,Investment Advisers Act of,1940, as amended. Under the direction of the Proxy Officer (as defined in the Policy), this,Policy will be the primary document used by SJCM, or a designated third party delegate, to,determine whether, to what extent, and in,what manner it will exercise proxy voting rights as to,any matter referenced in a proxy statement that SJCM may receive from an issuer of securities,beneficially owned by one,or more client account(s) over which SJCM exercises discretionary,investment authority.

IN WITNESS WHEREOF, the undersigned has executed this Action and made it effective as of the 1st day of August, 2003.

STERLING JOHNSTON CAPITAL
MANAGEMENT, L.P., a Delaware limited partnership

By: STERLING JOHNSTON CAPITAL
MANAGEMENT, INC., a California
corporation, its General Partner

By:__________________________
Name: Scott S. Johnston
Title: President

_ Appendix A

                             PROXY VOTING GUIDELINES
                   STERLING JOHNSTON CAPITAL MANAGEMENT, L.P.

I. GENERAL PROPOSALS

ELECT DIRECTORS
Always vote FOR uncontested director nominees.

RATIFY SELECTION OF AUDITORS
Vote AGAINST IF the previous auditor was dismissed because of a disagreement with the company.

APPROVE NAME CHANGE
Always vote FOR a management proposal to change the company name.

APPROVE OTHER BUSINESS
Always vote FOR a management proposal to approve other business.

ADJOURN MEETING
Always vote FOR a management proposal to adjourn the meeting.

APPROVE TECHNICAL AMENDMENTS
Always vote FOR a management proposal to make technical amendments to the charter and/or bylaws.

APPROVE FINANCIAL STATEMENTS
Always vote FOR a management proposal to approve financial statements.

INCREASE AUTHORIZED COMMON STOCK
Always vote FOR a management proposal to increase authorized common stock.

DECREASE AUTHORIZED COMMON STOCK
Always vote FOR a management proposal to decrease authorized common stock.

AMEND AUTHORIZED COMMON STOCK
Always vote FOR a management proposal to amend authorized common stock.

APPROVE COMMON STOCK ISSUANCE
Always vote FOR a management proposal to approve the issuance of authorized common stock.

APPROVE ISSUANCE OR EXERCISE OF STOCK WARRANTS
Always vote FOR a management proposal to approve the issuance or exercise of stock warrants.

AUTHORIZE PREFERRED STOCK

Vote AGAINST IF the board has unlimited rights to set the terms and conditions of the shares.

INCREASE AUTHORIZED PREFERRED STOCK
Vote AGAINST IF the board has unlimited rights to set the terms and conditions of the shares.

DECREASE AUTHORIZED PREFERRED STOCK
Always vote FOR a management proposal to decrease authorized preferred stock.

CANCEL SERIES OF PREFERRED STOCK
Always vote FOR a management proposal to cancel a class or series of preferred stock.

AMEND AUTHORIZED PREFERRED STOCK
Always vote FOR a management proposal to amend preferred stock.

APPROVE ISSUANCE OR CONVERSION OF PREFERRED STOCK
Vote AGAINST IF the shares have voting rights superior to those of other shareholders.

ELIMINATE PREEMPTIVE RIGHTS
Always vote AGAINST a management proposal to eliminate preemptive rights.

RESTORE PREEMPTIVE RIGHTS
Always vote FOR a management proposal to create or restore preemptive rights.

AUTHORIZE DUAL CLASS STOCK
Vote AGAINST IF the shares have inferior or superior voting rights.

ELIMINATE DUAL CLASS STOCK
Always vote FOR a management proposal to eliminate authorized dual or multiple classes of common stock.

AMEND DUAL CLASS STOCK
Always vote FOR a management proposal to amend authorized dual or multiple classes of common stock.

INCREASE AUTHORIZED DUAL CLASS STOCK
Vote AGAINST IF it will allow the company to issue additional shares with superior voting rights.

APPROVE SHARE REPURCHASE
Always vote FOR a management proposal to approve a stock repurchase program.

APPROVE STOCK SPLIT
Always vote FOR a management proposal to approve a stock split.

APPROVE REVERSE STOCK SPLIT
Always vote FOR a management proposal to approve reverse a stock split.

APPROVE BANKRUPTCY RESTRUCTURING
Always vote FOR a management proposal on bankruptcy restructurings.

APPROVE REINCORPORATION

Vote AGAINST IF the proposal would reduce shareholder rights.

APPROVE SPIN-OFF
Always vote FOR a management proposal to spin-off certain company operations or divisions.

ELIMINATE CUMULATIVE VOTING
Always vote FOR a management proposal to eliminate cumulative voting.

ADOPT CUMULATIVE VOTING
Always vote FOR a management proposal to adopt cumulative voting.

ADOPT DIRECTOR LIABILITY PROVISION
Always vote FOR a management proposal to limit the liability of directors.

AMEND DIRECTOR LIABILITY PROVISION
Always vote FOR a management proposal to amend director liability provisions.

ADOPT INDEMNIFICATION PROVISION
Always vote FOR a management proposal to indemnify directors and officers.

AMEND INDEMNIFICATION PROVISION
Always vote FOR a management proposal to amend provisions concerning the indemnification of directors and officers.

APPROVE BOARD SIZE
Vote AGAINST IF the board will consist of fewer than 3 directors.

NO SHAREHOLDER APPROVAL TO FILL VACANCY
Always vote AGAINST a management proposal to allow the directors to fill vacancies on the board,without shareholder approval.

GIVE BOARD AUTHORITY TO SET BOARD SIZE
Always vote AGAINST a management proposal to give the board the authority to set the size of the board as needed without shareholder approval.

REMOVAL OF DIRECTORS
Vote AGAINST IF the proposal would allow for the removal of directors without cause.

APPROVE NON-TECHNICAL CHARTER AMENDMENTS
Vote AGAINST IF an amendment would have the effect of reducing shareholders' rights.

APPROVE NON-TECHNICAL BYLAW AMENDMENTS
Vote AGAINST IF an amendment would have the effect of reducing shareholders' rights.

APPROVE CLASSIFIED BOARD
Always vote AGAINST a management proposal to adopt a classified board.

AMEND CLASSIFIED BOARD
Always vote FOR a management proposal to amend a classified board.

REPEAL CLASSIFIED BOARD
Always vote FOR a management proposal to repeal a classified board.

ADOPT POISON PILL
Always vote AGAINST a management proposal to ratify or adopt a shareholder rights plan (poison pill).

REDEEM POISON PILL
Always vote FOR a management proposal to redeem a shareholder rights plan (poison pill).

ELIMINATE SPECIAL MEETING
Always vote AGAINST a management proposal to eliminate shareholders' right to call a special meeting.

LIMIT SPECIAL MEETING
Always vote AGAINST a management proposal to limit shareholders' right to call a special meeting.

RESTORE SPECIAL MEETING
Always vote FOR a management proposal to restore shareholders' right to call a special meeting.

ELIMINATE WRITTEN CONSENT
Always vote AGAINST a management proposal to eliminate shareholders' right to act by written consent.

LIMIT WRITTEN CONSENT
Always vote AGAINST a management proposal to limit shareholders' right to act by written consent.

RESTORE WRITTEN CONSENT
Always vote FOR a management proposal to restore shareholders' right to act by written consent.

ADOPT SUPERMAJORITY REQUIREMENT
Always vote AGAINST a management proposal to establish a supermajority vote provision to approve merger or other business combination.

AMEND SUPERMAJORITY REQUIREMENT
Vote AGAINST IF the amendment would increase the vote required to approve the transaction.

ELIMINATE SUPERMAJORITY REQUIREMENT
Always vote FOR a management proposal to eliminate a supermajority vote provision to approve merger or other business combination.

ADOPT SUPERMAJORITY LOCK-IN
Always vote AGAINST a management proposal to adopt supermajority vote requirements (lock-ins) to change certain bylaw or charter provisions.

AMEND SUPERMAJORITY LOCK-IN
Vote AGAINST IF the changes would increase the vote requirement above 50% of the outstanding shares.

ELIMINATE SUPERMAJORITY LOCK-IN
Always vote FOR a management proposal to eliminate supermajority vote requirements (lock-ins) to change certain bylaw or charter provisions.

CONSIDER NON-FINANCIAL EFFECTS OF MERGER
Always vote FOR a management proposal to expand or clarify the authority of the board of directors to consider factors other than the interests of shareholders in assessing a takeover bid.

ADOPT FAIR PRICE PROVISION
Always vote FOR a management proposal that establishes a fair price provision.

AMEND FAIR PRICE PROVISION
Always vote FOR a management proposal to amend a fair price provision.

REPEAL FAIR PRICE PROVISION
Always vote AGAINST a management proposal to repeal a fair price provision.

ADOPT ANTI-GREENMAIL PROVISION
Always vote FOR a management proposal to limit the payment of greenmail.

ADOPT ADVANCE NOTICE REQUIREMENT
Always vote FOR a management proposal to adopt advance notice requirements.

OPT OUT OF STATE TAKEOVER LAW
Always vote FOR a management proposal seeking to opt out of a state takeover statutory provision.

ADOPT STOCK OPTION PLAN
Vote AGAINST IF the plan dilution is more than 10% of outstanding common stock. Vote AGAINST IF the minimum equity overhang of all plans is more than 15% of outstanding common stock.
Vote AGAINST IF the non-employee directors are eligible to receive awards under the plan.
Vote AGAINST IF the plan allows for the repricing or replacement of underwater options.
Vote AGAINST IF the plan allows for non-qualified options to be priced at less than 85% of the fair market value on the grant date.
Vote AGAINST IF the plan has a share replenishment feature (evergreen plan) - that is, it adds a specified number or percentage of outstanding shares for awards each year.
Vote AGAINST IF the plan administrator may provide loans to exercise awards. Vote AGAINST IF the plan administrator may grant reloaded stock options.
Vote AGAINST IF the company allowed the repricing or replacement of underwater options in past fiscal year.
Vote AGAINST IF the company does not expense stock options.

AMEND STOCK OPTION PLAN
Vote AGAINST IF the plan would allow options to be priced at less than 85% fair market value on the grant date.

Vote AGAINST IF the amendment allows for the repricing or replacement of underwater options.
Vote AGAINST IF the amendment extends post-retirement exercise period.
Vote AGAINST IF the amendment adds time-lapsing restricted stock awards to those granted.

ADD SHARES TO STOCK OPTION PLAN
Vote AGAINST IF the plan dilution is more than 10% of outstanding common stock. Vote AGAINST IF the minimum equity overhang of all plans is more than 15% of total outstanding common stock.
Vote AGAINST IF the non-employee directors are eligible to receive awards under the plan.
Vote AGAINST IF the company allows for the repricing or replacement of underwater options.
Vote AGAINST IF the plan allows non-qualified options to be priced at less than 85% of fair market value on the grant date.
Vote AGAINST IF the plan has a share replenishment feature (evergreen plan) - that is, it adds a specified number or percentage of outstanding shares for awards each year.
Vote AGAINST IF the plan administrator may provide loans to exercise awards. Vote AGAINST IF the plan administrator may grant reloaded stock options.
Vote AGAINST IF the company allowed the repricing or replacement of underwater options in past fiscal year.
Vote AGAINST IF the company does not expense stock options.

LIMIT ANNUAL AWARDS
Always vote FOR a management proposal to limit per-employee annual option awards.

EXTEND TERM OF STOCK OPTION PLAN
Vote AGAINST IF the non-employee directors are eligible to receive awards under the plan.
Vote AGAINST IF the minimum equity overhang of all plans is more than 15% of outstanding common stock.
Vote AGAINST IF the plan allows repricing or replacement of underwater options. Vote AGAINST IF the plan allows non-qualified options to be priced at less than 85% of the fair market value.
Vote AGAINST IF the plan administrator may provide loans to exercise awards. Vote AGAINST IF the plan administrator may grant reloaded stock options. Appendix A - Page 6
Vote AGAINST IF the company does not expense stock options.

ADOPT DIRECTOR STOCK OPTION PLAN
Vote AGAINST IF the plan allows non-qualified options to be priced at less than 100% of the fair market value.
Vote AGAINST IF the plan dilution is more than 10% of the outstanding common equity.
Vote AGAINST IF the minimum potential dilution of all plans is more than 15% of the outstanding common equity.
Vote AGAINST IF the plan authorizes 5 or more types of awards.
Vote AGAINST IF the plan allows for non-formula discretionary awards.
Vote AGAINST IF the company does not expense stock options.

AMEND DIRECTOR STOCK OPTION PLAN
Vote AGAINST IF the amendment would authorize 5 or more types of awards. Vote AGAINST IF the amendment would permit the granting of non-formula discretionary awards.

ADD SHARES TO DIRECTOR STOCK OPTION PLAN
Always vote AGAINST a management proposal to add shares to a stock option plan for nonemployee directors.
Vote AGAINST IF the plan allows non-qualified options to be priced at less than 100% of fair market value.
Vote AGAINST IF the plan dilution is more than 10% of the outstanding common equity.
Vote AGAINST IF the minimum potential dilution of all plans is more than 15% of the outstanding common equity.
Vote AGAINST IF the plan authorizes 5 or more types of awards.
Vote AGAINST IF the proposed plan allows for non-formula discretionary awards. Vote AGAINST IF the company does not expense stock options.

ADOPT EMPLOYEE STOCK PURCHASE PLAN
Vote AGAINST IF the plan allows employees to purchase stock at less than 85% the fair market value.
Vote AGAINST IF the plan dilution is more than 10% of the outstanding common equity.
Vote AGAINST IF the minimum potential dilution of all plans, including this proposal, is more than 15% of the outstanding common equity.

AMEND EMPLOYEE STOCK PURCHASE PLAN
Vote AGAINST IF the plan allows employees to purchase stock at less than 85% of the fair market value.

ADD SHARES TO EMPLOYEE STOCK PURCHASE PLAN
Vote AGAINST IF the plan allows employees to purchase stock at less than 85% of the fair market value.
Vote AGAINST IF the plan dilution is more than 10% of the outstanding common equity.
Vote AGAINST IF the minimum potential dilution of all plans, including this proposal, is more than 15% of the outstanding common equity.

ADOPT STOCK AWARD PLAN
Vote AGAINST IF the awards vest solely on tenure.
Vote AGAINST IF the plan dilution is more than 10% of the outstanding common equity.
Vote AGAINST IF the minimum potential dilution of all plans is more than 15% of the outstanding common equity.

AMEND STOCK AWARD PLAN
Vote AGAINST IF the amendment shortens the vesting requirement or lessens the performance requirements.

ADD SHARES TO STOCK AWARD PLAN
Vote AGAINST IF the awards vest solely on tenure.
Vote AGAINST IF the plan dilution is more than 10% of the outstanding common equity.
Vote AGAINST IF the minimum potential dilution of all plans is more than 15% of the outstanding common equity.

ADOPT DIRECTOR STOCK AWARD PLAN
Vote AGAINST IF the vesting is based solely on tenure or if the shares are unrestricted when granted.
Vote AGAINST IF the plan dilution is more than10% of the outstanding common equity.

Vote AGAINST IF the minimum potential dilution for all plans is more than 15% of the outstanding common equity. Vote AGAINST IF the plan would permit the granting of non-formula discretionary awards.

AMEND DIRECTOR STOCK AWARD PLAN
Vote AGAINST IF the amendment allows stock awards with no tenure or performance-based vesting.
Vote AGAINST IF the amendment would permit the granting of non-formula discretionary awards.

ADD SHARES TO DIRECTOR STOCK AWARD PLAN
Vote AGAINST IF the vesting is based on tenure or if the shares are unrestricted when granted.
Vote AGAINST IF the plan dilution is more than 10% of the outstanding common equity.
Vote AGAINST IF the minimum potential dilution of all plans is more than 15% of the outstanding common equity.
Vote AGAINST IF the plan would permit the granting of non-formula discretionary awards.

APPROVE ANNUAL BONUS PLAN
Always vote FOR a management proposal to approve an annual bonus plan.

APPROVE SAVINGS PLAN
Always vote FOR a management proposal to adopt a savings plan.

APPROVE OPTION/STOCK AWARDS
Vote AGAINST IF the option/stock award is priced less than 85% of the fair market value on the grant date.
Vote AGAINST IF the option/stock award represents dilution of more than 5% of outstanding common equity.

ADOPT DEFERRED COMPENSATION PLAN
Always vote FOR a management proposal to adopt a deferred compensation plan.

APPROVE LONG-TERM BONUS PLAN
Always vote FOR a management proposal to approve a long-term bonus plan.

APPROVE EMPLOYMENT AGREEMENTS
Always vote FOR a management proposal to approve an employment agreement or contract.

AMEND DEFERRED COMPENSATION PLAN
Always vote FOR a management proposal to amend a deferred compensation plan.

EXCHANGE UNDERWATER OPTIONS
Always vote AGAINST a management proposal to exchange underwater options (options with a per-share exercise price that exceeds the underlying stock's current market price).

AMEND ANNUAL BONUS PLAN
Always vote FOR a management proposal to amend an annual bonus plan.

REAPPROVE OPTION/BONUS PLAN FOR OBRA
Always vote FOR a management proposal to reapprove a stock option plan or bonus plan for purposes of OBRA.

AMEND LONG-TERM BONUS PLAN
Always vote FOR a management proposal to amend a long-term bonus plan.

II. SHAREHOLDER PROPOSALS

SP-SHAREHOLDER APPROVAL OF AUDITORS
Always vote FOR a shareholder proposal calling for stockholder ratification of auditors.

SP-AUDITORS MUST ATTEND ANNUAL MEETING
Always vote FOR a shareholder proposal calling for the auditors to attend the annual meeting.

SP-LIMIT CONSULTING BY AUDITORS
Always vote FOR a shareholder proposal calling for limiting consulting by auditors.

SP-RESTORE PREEMPTIVE RIGHTS
Always vote FOR a shareholder proposal to restore preemptive rights.

SP-STUDY SALE OR SPIN-OFF
Always vote FOR a shareholder proposal asking the company to study sales, spin-offs or other strategic alternatives.

SP-ADOPT CONFIDENTIAL VOTING
Always vote AGAINST a shareholder proposal asking the board to adopt confidential voting and independent tabulation of the proxy ballots.

SP-COUNTING SHAREHOLDER VOTES
Always vote AGAINST a shareholder proposal asking the company to refrain from counting abstentions and broker non-votes in vote tabulations.

SP-NO DISCRETIONARY VOTING
Always vote AGAINST a shareholder proposal to eliminate the company's discretion to vote unmarked proxy ballots.

SP-EQUAL ACCESS TO THE PROXY
Always vote AGAINST a shareholder proposal to provide equal access to the proxy materials for shareholders.

SP-IMPROVE MEETING REPORTS
Always vote AGAINST a shareholder proposal to improve annual meeting reports.

SP-CHANGE ANNUAL MEETING LOCATION
Always vote AGAINST a shareholder proposal to change the annual meeting location.

SP-CHANGE ANNUAL MEETING DATE
Always vote AGAINST a shareholder proposal to change the annual meeting date.

SP-INCREASE BOARD INDEPENDENCE
Always vote FOR a shareholder proposal seeking to increase board independence.

SP-DIRECTOR TENURE/RETIREMENT AGE
Always vote AGAINST a shareholder proposal seeking to limit the period of time a director can serve by establishing a retirement or tenure policy.

SP-MINIMUM STOCK OWNERSHIP BY DIRECTORS
Always vote AGAINST a shareholder proposal to require minimum stock ownership by directors.

SP-ALLOW UNION/EMPLOYEE REPRESENTATIVES ON THE BOARD
Always vote AGAINST a shareholder proposal that seeks to provide for union or employee representatives on the board of directors.

SP-INCREASE NOMINATING COMMITTEE INDEPENDENCE
Always vote AGAINST a shareholder proposal to increase the independence of the nominating committee.

SP-CREATE NOMINATING COMMITTEE
Always vote AGAINST a shareholder proposal to create a nominating committee of the board.

SP-CREATE SHAREHOLDER COMMITTEE
Always vote AGAINST a shareholder proposal urging the creation of a shareholder committee.

SP-INDEPENDENT BOARD CHAIRMAN
Always vote AGAINST a shareholder proposal asking that the chairman of the board of directors be chosen from among the ranks of the non-employee directors.

SP-LEAD DIRECTOR
Always vote AGAINST a shareholder proposal asking that a lead director be chosen from among the ranks of the non-employee directors.

SP-ADOPT CUMULATIVE VOTING
Always vote AGAINST a shareholder proposal calling for the adoption of cumulative voting.

SP-REQUIRE NOMINEE STATEMENT IN PROXY
Always vote AGAINST a shareholder proposal to require directors to place a statement of candidacy in the proxy statement.

SP-DOUBLE BOARD NOMINEES
Always vote AGAINST a shareholder proposal to nominate two director candidates for each open board seat.

SP-DIRECTOR LIABILITY
Always vote AGAINST a shareholder proposal to make directors liable for acts or omissions that constitute a breach of fiduciary care resulting from a director's gross negligence and/or reckless or willful neglect.

SP-REPEAL CLASSIFIED BOARD
Always vote FOR a shareholder proposal to repeal a classified board.

SP-REDEEM OR VOTE ON POISON PILL
Always vote FOR a shareholder proposal asking the board to redeem or to allow shareholders to vote on a shareholder rights plan (poison pill).

SP-ELIMINATE SUPERMAJORITY PROVISION
Always vote FOR a shareholder proposal that seeks to eliminate supermajority provisions.

SP-REDUCE SUPERMAJORITY PROVISION
Always vote FOR a shareholder proposal that seeks to reduce supermajority provisions.

SP-REPEAL FAIR PRICE PROVISION
Always vote AGAINST a shareholder proposal that seeks to repeal fair price provisions.

SP-RESTORE RIGHT TO CALL A SPECIAL MEETING
Always vote FOR a shareholder proposal to restore shareholders' right to call a special meeting.

SP-RESTORE RIGHT TO ACT BY WRITTEN CONSENT
Always vote FOR a shareholder proposal to restore shareholders' right to act by written consent.

SP-OPT OUT OF STATE TAKEOVER STATUTE
Always vote FOR a shareholder proposal seeking to force the company to opt out of a state takeover statutory provision.

SP-REINCORPORATION
Vote AGAINST IF the new state has stronger anti-takeover provisions.

SP-ADOPT ANTI-GREENMAIL PROVISION
Always vote FOR a shareholder proposal to limit greenmail payments.

SP-RESTRICT EXECUTIVE COMPENSATION
Always vote AGAINST a shareholder proposal to restrict executive compensation.

SP-DISCLOSE EXECUTIVE COMPENSATION
Always vote AGAINST a shareholder proposal to enhance the disclosure of executive compensation.

SP-RESTRICT DIRECTOR COMPENSATION
Always vote AGAINST a shareholder proposal to restrict director compensation.

SP-CAP EXECUTIVE PAY
Always vote AGAINST a shareholder proposal to cap executive pay.

SP-PAY DIRECTORS IN STOCK
Always vote AGAINST a shareholder proposal calling for directors to be paid with company stock.

SP-APPROVE EXECUTIVE COMPENSATION
Always vote AGAINST a shareholder proposal calling for shareholder votes on executive pay.

SP-RESTRICT DIRECTOR PENSIONS
Always vote AGAINST a shareholder proposal calling for the termination of director retirement plans.

SP-REVIEW/REPORT ON/LINK EXECUTIVE PAY TO SOCIAL PERFORMANCE
Always vote AGAINST a shareholder proposal that asks management to review, report on and/or link executive compensation to non-financial criteria, particularly social criteria.

SP-NO REPRICING OF UNDERWATER OPTIONS
Always vote FOR a shareholder proposal seeking shareholder approval to reprice or replace underwater stock options.

SP-GOLDEN PARACHUTES
Always vote AGAINST a shareholder proposal calling for a ban or shareholder vote on future golden parachutes.

SP-AWARD PERFORMANCE-BASED STOCK OPTIONS
Always vote AGAINST a shareholder proposal seeking to award performance-based stock options.

SP-EXPENSE STOCK OPTIONS
Always vote FOR a shareholder proposal establishing a policy of expensing the costs of all future stock options issued by the company in the company's annual income statement.

SP-CREATE COMPENSATION COMMITTEE
Always vote AGAINST a shareholder proposal to create a compensation committee.

SP-HIRE INDEPENDENT COMPENSATION CONSULTANT
Always vote AGAINST a shareholder proposal to require that the compensation committee hire its own independent compensation consultants-separate from the compensation consultants working with corporate management-to assist with executive compensation issues.

SP-INCREASE COMPENSATION COMMITTEE INDEPENDENCE
Always vote AGAINST a shareholder proposal to increase the independence of the compensation committee.

III. SOCIAL ISSUE PROPOSALS

SP-DEVELOP/REPORT ON HUMAN RIGHTS POLICY
Always vote AGAINST a shareholder proposal that asks the company to develop or report on human rights policies.

SP-BURMA-LIMIT OR END OPERATIONS
Vote AGAINST IF the company's operations are de minimus and do not involve oil or mining. Vote AGAINST IF the company does not contract directly with the Burmese government.

SP-BURMA-REVIEW OPERATIONS
Always vote FOR a shareholder proposal that asks management to review operations in Burma.

SP-CHINA-ADOPT CODE OF CONDUCT

Always vote AGAINST a shareholder proposal that asks management to implement and/or increase activity on each of the principles of the U.S. Business Principles for Human Rights of Workers in China.

SP-REVIEW MILITARY CONTRACTING CRITERIA
Always vote AGAINST a shareholder proposal that asks management to develop social, economic and ethical criteria that the company could use to determine the acceptability of military contracts and to govern the execution of the contracts.

SP-REVIEW ECONOMIC CONVERSION
Always vote AGAINST a shareholder proposal that asks management to create a plan for converting the company's facilities that are dependent on defense contracts toward production for commercial markets.

SP-REVIEW SPACE WEAPONS
Always vote AGAINST a shareholder proposal that asks management to report on the company's government contracts for the development of ballistic missile defense technologies and related space systems.

SP-REVIEW FOREIGN MILITARY SALES
Always vote AGAINST a shareholder proposal that asks management to report on the company's foreign military sales or foreign offset activities.

SP-LIMIT OR END NUCLEAR WEAPONS PRODUCTION
Always vote AGAINST a shareholder proposal that asks management to limit or end nuclear weapons production.

SP-REVIEW NUCLEAR WEAPONS PRODUCTION
Always vote AGAINST a shareholder proposal that asks management to review nuclear weapons production.

SP-REVIEW CHARITABLE GIVING POLICY
Vote AGAINST IF the company has a well-managed program or the proposal will be unduly burdensome.

SP-LIMIT OR END CHARITABLE GIVING
Always vote AGAINST a shareholder proposal that asks the company to limit or end charitable giving.

SP-REVIEW POLITICAL SPENDING
Vote AGAINST IF the information requested is already easily available or if compliance is costly.

SP-LIMIT OR END POLITICAL SPENDING
Always vote AGAINST a shareholder proposal that asks the company to limit or end political spending.

SP-AFFIRM POLITICAL NONPARTISANSHIP
Always vote AGAINST a shareholder proposal requesting affirmation of political nonpartisanship.

SP-REVIEW TOBACCO MARKETING
Always vote AGAINST a shareholder proposal that asks management to report on or change tobacco product marketing practices.

SP-SEVER LINKS WITH TOBACCO INDUSTRY
Always vote AGAINST a shareholder proposal to sever links with the tobacco industry.

SP-REVIEW OR REDUCE TOBACCO HARM TO HEALTH
Always vote AGAINST a shareholder proposal that asks the company to review or reduce tobacco harm to health.

SP-REVIEW OR PROMOTE ANIMAL WELFARE
Always vote AGAINST a shareholder proposal that asks management to review or promote animal welfare.

SP-REVIEW DRUG PRICING OR DISTRIBUTION
Always vote AGAINST a shareholder proposal that asks the company to report or take action on pharmaceutical drug pricing or distribution.

SP-OPPOSE EMBRYO/FETAL DESTRUCTION
Always vote AGAINST a shareholder proposal that asks the company to take action on embryo or fetal destruction.

SP-REVIEW NUCLEAR FACILITY/WASTE
Vote AGAINST IF the proposal asks for action beyond reporting.

SP-REVIEW ENERGY EFFICIENCY & RENEWABLES
Vote AGAINST IF the proposal asks for more than a report.

SP-ENDORSE CERES PRINCIPLES
Vote AGAINST IF the company has well-established environmental management practices.

SP-CONTROL GENERATION OF POLLUTANTS
Vote AGAINST IF the proposal asks for action beyond reporting.
Vote AGAINST IF the company reports its emissions and plans to limit their future growth.

SP-REPORT ON ENVIRONMENTAL IMPACT OR PLANS
Vote AGAINST IF management has issued a written statement beyond the legal minimum.

SP-REPORT OR TAKE ACTION ON CLIMATE CHANGE
Vote AGAINST IF management has issued a statement acknowledging a global warming threat.
Vote AGAINST IF the company is not a major emitter of greenhouse gases.

SP-REVIEW OR CURB BIOENGINEERING
Always vote AGAINST a shareholder proposal that asks management to report on, label or restrict sales of bioengineered products.

SP-PRESERVE/REPORT ON NATURAL HABITAT
Always vote AGAINST a shareholder proposal that asks the company to preserve natural habitat.

SP-REVIEW DEVELOPING COUNTRY DEBT
Vote AGAINST IF the proposal asks for action beyond reporting.

SP-REVIEW SOCIAL IMPACT OF FINANCIAL VENTURES
Vote AGAINST IF the proposal asks for action beyond reporting.

SP-REPORT ON EEO
Vote AGAINST IF the company's EEO-1 reports and compliance record indicate it is average.

SP-DROP SEXUAL ORIENTATION FROM EEO POLICY
Always vote AGAINST a shareholder proposal that asks management to drop sexual orientation from EEO policy.

SP-ADOPT SEXUAL ORIENTATION ANTI-BIAS POLICY
Always vote AGAINST a shareholder proposal that asks management to adopt a sexual orientation non-discrimination policy.

SP-REVIEW MEXICAN WORK FORCE CONDITIONS
Always vote AGAINST a shareholder proposal that asks management to report on or review Mexican operations.

SP-ADOPT STANDARDS FOR MEXICAN OPERATION
Always vote AGAINST a shareholder proposal that asks management to adopt standards for Mexican operations.

SP-REVIEW OR IMPLEMENT MACBRIDE PRINCIPLES
Vote AGAINST IF no fair employment problems exist.

SP-URGE MACBRIDE ON CONTRACTOR/FRANCHISEE
Always vote AGAINST a shareholder proposal that asks the company to encourage its contractors and franchisees to implement the MacBride principles.

SP-REVIEW GLOBAL LABOR PRACTICES
Always vote AGAINST a shareholder proposal that asks management to report on or review its global labor practices or those of their contractors.

SP-MONITOR/ADOPT ILO CONVENTIONS
Always vote AGAINST a shareholder proposal that asks management to adopt, implement or enforce a global workplace code of conduct based on the International Labor Organization's (ILO) core labor conventions.

SP-REPORT ON SUSTAINABILITY
Always vote AGAINST a shareholder proposal requesting reports on sustainability.

                             THE GLENMEDE PORTFOLIOS

                            PART C. OTHER INFORMATION

ITEM 23.  EXHIBITS

(a) Master Trust Agreement dated March 3, 1992 is incorporated herein by reference to Exhibit 1 to Post-Effective Amendment No. 6 to the Registrant's Registration Statement on Form N-1A (Nos.
          33-46593/811-6578) filed with the SEC on December 29, 1995 ("PEA #6").

(b) By-Laws of Registrant dated March 3, 1992 are incorporated herein by reference to Exhibit 2 to PEA #6.

(c) See: Articles IV and V of Registrant's Master Trust Agreement which is incorporated herein by reference as Exhibit (a); and Article 7 of Registrant's By-laws which are incorporated herein by reference as Exhibit (b).

(d) (1) Investment Advisory Agreement between Registrant and The Glenmede Trust Company dated June 5, 1992 is incorporated herein by reference to Exhibit 5(a) to PEA #6.

     (2) Supplement dated March 2, 1993 to Investment Advisory Agreement relating to the New Jersey Muni and Maryland Muni Portfolios between Registrant and The Glenmede Trust Company is incorporated herein by reference to Exhibit 5(b) to PEA #6.

     (3) Amendment No. 1 dated September 13, 1994 to Investment Advisory Agreement between Registrant and The Glenmede Trust Company is incorporated herein by reference to Exhibit 5(c) to PEA #6.

     (4) Assumption and Guarantee dated September 1, 2000 between The Glenmede Trust Company and Glenmede Advisers, Inc. with respect to the Investment Advisory Agreement between Registrant and The Glenmede Trust Company relating to the New Jersey Muni and Muni Intermediate Portfolios is incorporated herein by reference to Exhibit (d)(4) to PEA #13.

(e) (1) Distribution Agreement dated as of October 1, 2001, between Registrant and Quasar Distributors, Inc. is incorporated herein by reference to Exhibit (e)(2) of PEA #14.

(f)       Not Applicable.

(g) (1) Custody Agreement dated as of September 1, 2002 between Registrant and Investors Bank & Trust Company is incorporated herein by reference to Exhibit (g)(1) of PEA #14.

     (2) Amendment to Custody Agreement effective March 28, 2003 between Registrant and Investors Bank & Trust Company is incorporated herein by reference to Exhibit (g)(2) to Post-Effective Amendment No. 16 to the Registrant's Registration Statement on Form N-1A (Nos. 33-46593/811-6578) filed with the SEC on December 12, 2003 ("PEA #6").

     (3) First Amendment to Custody Agreement dated as of December 10, 2003 between Registrant and Investors Bank & Trust Company.

(h) (1) Administration Agreement dated as of September 1, 2002 between Registrant and Investors Bank & Trust Company is incorporated herein by reference to Exhibit (h)(2) of PEA #14.

     (2) Transfer Agency Agreement dated as of September 1, 2002 between Registrant and Investors Bank & Trust Company is incorporated herein by reference to Exhibit (h)(3) of PEA #14.

     (3)  Amended and Restated Shareholder Servicing Agreement and Plan.

     (4) First Amendment to Administration Agreement dated as of December 10, 2003 between Registrant and Investors Bank & Trust Company.

     (5) First Amendment to Transfer Agency Agreement dated as of December 10, 2003 between Registrant and Investors Bank & Trust Company.

(i) Opinion of Counsel as to Legality of Securities Being Registered is incorporated herein by reference to Exhibit 10 to PEA #9.

(j)  (1)  Consent of Drinker Biddle & Reath LLP

     (2)  Consent of PricewaterhouseCoopers LLP

(k)       Not Applicable.

(l) (1) Purchase Agreement between Registrant and The Glenmede Trust Company is incorporated herein by reference to Exhibit 13(a) to PEA #9.

     (2) Purchase Agreement between the Registrant and The Glenmede Trust Company relating to the New Jersey Muni and Maryland Muni Portfolios dated November 1, 1993 is incorporated herein by reference to Exhibit 13(b) to PEA #6.

(m)       Not Applicable.

(n)       Not Applicable.

(p) (1) Code of Ethics of The Glenmede Portfolios is incorporated herein by reference to Exhibit (p)(1) to PEA #13.

     (2) Code of Ethics of the Advisor is incorporated herein by reference to Exhibit (p)(2) to PEA #13.

ITEM 24.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

          Registrant is not controlled by or under common control with any person. Registrant is controlled by its Board of Trustees.

ITEM 25.  INDEMNIFICATION

          Reference is made to Article VI of Registrant's Master Trust Agreement which is incorporated herein by reference as Exhibit 1. Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of counsel the matter has been settled by controlling precedent, submit to court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 26.  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISOR

          Reference is made to the caption of "Investment Advisor" in the Prospectus in Part A of this Registration Statement and "Investment Advisory and Other Services" in Part B of this Registration Statement.

          Set forth below is a list of all of the directors, senior officers and those officers primarily responsible for Registrant's affairs and, with respect to each such person, the name and business address of the Company (if any) with which such person has been connected at any time since October 31, 2001, as well as the capacity in which such person was connected.

NAME AND POSITION WITH                BUSINESS ADDRESS                    CONNECTION WITH
GLENMEDE ADVISERS                     OF OTHER COMPANY                    OTHER COMPANY
----------------------                ----------------                    ---------------
Albert E. Piscopo                     The Glenmede Trust                  Director, President and Chief
Director, President and Chief           Company, N.A.                     Executive Officer
Executive Officer                     Rittenhouse Square                  Director/Board Member

                                        Indemnity Ltd.
                                      Lightport.com                       Director
                                      Community College of                Director
                                        Philadelphia
                                      Opera Company of Philadelphia       Director/Treasurer, Chair Finance
                                                                          Committee
                                      Drexel Hill School of the Holy      Trustee
                                        Child

James R. Belanger                     The Glenmede Trust                  First Vice President, Corporate
Director, First Vice President,         Company, N.A.                     Counsel and Corporate Secretary
Corporate Counsel and Corporate       Rittenhouse Square                  Officer/Board Member
Secretary                               Indemnity, Ltd.
                                      Tilton Family Trust                 Co-Trustee
                                      Louis Tilton Rev. Trust             Co-Trustee
                                      United Way Fund Distribution        Member
                                        Committee

Laura Williamson                      The Glenmede Trust                  First Vice President, Chief
Director, First Vice President,         Company, N.A.                     Financial Officer and Treasurer
Chief Financial Officer and
Treasurer

Mary Ann B. Wirts                     The Glenmede Trust                  First Vice President and
Director and First Vice President       Company, N.A.                     Co-Managing Director-Investment
                                                                          Products Management
                                      Woodmere Art Museum                 Treasurer/Board Member
                                      National Society of Colonial        Asst. Treasurer/Board Member
                                        Dames
                                      Morris Animal Refuge                Trustee
                                        Endowment Fund
                                      The Acorn Club                      Board Member/Chairman of the
                                                                          Finance Committee

Gordon Fowler                         The Glenmede Trust                  Senior Vice President and Chief
Senior Vice President                   Company, N.A.                     Investment Officer

Robert J. Mancuso                     The Glenmede Trust                  Co-Managing Director-Investment
First Vice President                    Company, N.A.                     Products Management

Stephen J. Mahoney                    The Glenmede Trust                  First Vice President
First Vice President                    Company, N.A.

Stephen R. Point                      The Glenmede Trust                  First Vice President
First Vice President                    Company, N.A.

Anthony K. Iuliano                    The Glenmede Trust                  First Vice President
First Vice President                    Company, N.A.

Laura A. LaRosa                       The Glenmede Trust                  First Vice President
First Vice President                    Company, N.A.

George F. Foley                       The Glenmede Trust                  First Vice President
First Vice President                    Company, N.A.

Vladimir de Vassal                    The Glenmede Trust                  First Vice President
First Vice President                    Company, N.A.

Kimberly C. Osborne                   The Glenmede Trust                  Vice President
Vice President                          Company, N.A.

Rosemarie J. Kane                     The Glenmede Trust                  Vice President
Vice President                          Company, N.A.

Scott W. McGough                      The Glenmede Trust                  Vice President
Vice President                          Company, N.A.

Christopher J. Colarik                The Glenmede Trust                  Vice President
Vice President                          Company, N.A.

Eric H. Hagar                         The Glenmede Trust                  Vice President
Vice President                          Company, N.A.

John R. Kichula                       The Glenmede Trust                  Vice President
Vice President                          Company, N.A.

Cynthia Axelrod                       The Glenmede Trust                  Vice President
Vice President                          Company, N.A.

Andrew E. Fulton                      The Glenmede Trust                  Vice President
Vice President                          Company, N.A.

R. Bradford Hoopman                   The Glenmede Trust                  Vice President
Vice President                          Company, N.A.

John Thomas                           The Glenmede Trust                  Vice President
Vice President                          Company, N.A.

Paul T. Sullivan                      The Glenmede Trust                  Vice President
Vice President                          Company, N.A.

Anthony W. Godonis                    The Glenmede Trust                  Vice President
Vice President                          Company, N.A.

Michael C. Crow                       The Glenmede Trust                  Investment Officer
Investment Officer                      Company, N.A.

     ITEM 27.     PRINCIPAL UNDERWRITERS.

     (a) In addition to The Glenmede Portfolios, Quasar Distributors, LLC ("Quasar Distributors") currently acts as distributor for The Glenmede Fund, Inc. Quasar Distributors also acts as principal underwriter for the following investment companies:

Cullen Funds Trust
Country Mutual Funds Trust
The Hennessy Mutual Funds, Inc.
The Hennessy Funds, Inc.
Kit Cole Investment Trust
Everest Funds
Brandywine Advisors Fund
Light Revolution Fund, Inc.
The Jensen Portfolio
First American Insurance Portfolios, Inc.
The Lindner Funds
AHA Investment Funds
Wexford Trust, The Muhlenkamp Fund
Mutuals.com, The Generation Wave Funds, VICE Fund
First American Funds, Inc.
First American Investment Funds, Inc.
First American Strategy Funds, Inc.
Zodiac Trust, Conning Money Market Portfolio
CCMA Select Investment Trust
CCM ADVISORS FUNDS
Fort Pitt Capital Funds
Jacob Internet Fund
The Teberg Fund
Alpine Series Trust
Alpine Equity Trust
LKCM Funds
Monetta Fund, Inc.
Monetta Trust
Thompson Plumb Funds, Inc.
Alternative Investment Advisors, Alpha Strategies 1 Fund
Blue & White Fund (Blue and White Investment Management, LLC)
Al Frank Fund
Dow Jones Islamic Index
Optimum Q Funds (MDT Advisers, Inc.)
Matrix Asset Advisor Value Fund, Inc.
Brazos Mutual Funds
Prudent Bear Mutual Funds

Hollencrest (AST)
Permanent Portfolio
Guinness Atkinson Funds Formerly Investec Domestic Funds
Buffalo Funds
MP63 Fund
NorCap Funds
Alpine Income Trust [Municipal MM Fund, Tax Optimized Income Fund] Kirr Marbach Partners Funds, Inc.

Advisor Series Trust (AST)
     INDIVIDUAL TRUSTS:
     American Trust Allegiance Fund
     Avatar Advantage Equity Allocation Fund
     Capital Advisors Growth Fund
     Chase Growth Fund
     Edgar Lomax Value Fund
     The Jacobs Fund
     National Asset Management Core Equity Fund
     Segall Bryant & Hamill Mid Cap Fund
     The McCarthy Fund (formerly Trust for Investment Managers, MST, effective change 6/7/02)
     McIntyre Global Equity Fund, formerly The Dessauer Global Equity Fund
       (formerly individual fund client, merged into AST, effective change 10/25/02)
     PIC Investment Trust Funds
     Professionally Managed Portfolios (PMP)
     INDIVIDUAL TRUSTS :
     Hester Total Return Fund (11/18/02 name change, formerly Avondale Hester
       Total Return Fund)
     Lighthouse Opportunity Fund
     Portfolio 21
     The Osterweis Fund
     Women's Equity Mutual Fund
     Villere Balanced Fund (formerly Trust for Investment Managers, MST, effective change 6/7/02)
     Fund X Funds, DAL Investment Company
     Duncan-Hurst Aggressive Growth
     Duncan-Hurst International Growth Fund
     Leonetti Balanced Fund
     The Perkins Opportunity Fund
     The Perkins Discovery Fund
     Brandes Investment Trust, Brandes Institutional International Equity Fund Rainier Funds
     SEIX Funds, Inc.
     TIFF Investment Program, Inc.
     FFTW Funds, Inc.
     Harding Loevner Funds, Inc.
     Fremont Funds

     Masters' Select Funds
     The Osterweis Strategic Income Fund
     Builders Fixed Income Fund, Inc.

    (b) Information regarding Quasar Distributors, LLC is described in Schedule A of its Form BD as currently on file with the SEC, the text of which is hereby incorporated by reference.

     CRD # ON FORM BD
     ----------------
     103848

     (c)  Not Applicable.

     ITEM 28.  LOCATION OF ACCOUNTS AND RECORDS.

               All accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder will be maintained at the offices of:

               (1)  Glenmede Advisers, Inc.
                    One Liberty Place
                    1650 Market Street, Suite 1200
                    Philadelphia, Pennsylvania 19103
                    (records relating to its functions as investment advisor)

               (2)  Investors Bank & Trust Company
                    200 Clarendon Street, LEG 13
                    Boston, Massachusetts  02116
                    (records relating to its functions as custodian, administrator, transfer agent and dividend disbursing agent)

               (3)  Quasar Distributors, LLC
                    615 East Michigan Street
                    Milwaukee, WI  53202
                    (records relating to its functions as distributor)

               (4)  Drinker Biddle & Reath LLP
                    One Logan Square
                    18th & Cherry Streets
                    Philadelphia, Pennsylvania  19103-6996
                    (Registrant's minute books)

ITEM 29.  MANAGEMENT SERVICES.

          Not Applicable.

ITEM 30.  UNDERTAKINGS.

          (a) Registrant undertakes to comply with the provisions of Section 16(c) of the 1940 Act in regard to shareholders' right to call a meeting of shareholders for the purpose of voting on the removal of trustees and to assist in shareholder communications in such matters, to the extent required by law. Specifically, the Registrant will, if requested to do so by the holders of at least 10% of the Registrant's outstanding voting shares, call a meeting of shareholders for the purpose of voting upon the question of the removal of trustees, and the Registrant will assist in shareholder communications as required by Section 16(c) of the 1940 Act.

          (b) Registrant undertakes to furnish to each person to whom a prospectus is delivered, a copy of Registrant's latest annual report to shareholders, upon request and without delay.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment No. 17 to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 17 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia, and Commonwealth of Pennsylvania on the 27th day of February, 2004.

                              THE GLENMEDE PORTFOLIOS

                        By    /s/ Mary Ann B. Wirts
                              ---------------------
                              Mary Ann B. Wirts
                              President, Chief Executive Officer and Treasurer

     Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 17 to the Registration Statement had been signed below by the following persons in the capacities indicated on the __th day of February, 2004.

         SIGNATURE                 TITLE                      DATE
         ---------                 -----                      ----

* /s/ John W. Church, Jr.          Chairman                   February 27, 2004
------------------------------
John W. Church, Jr.

/s/ Mary Ann B. Wirts              President,                 February 27, 2004
------------------------------     Chief Executive
Mary Ann B. Wirts                  Officer and Treasurer


* /s/ H. Franklin Allen, Ph.D.     Trustee                    February 27, 2004
------------------------------
H. Franklin Allen, Ph.D.

* /s/ Willard S. Boothby, Jr.      Trustee                    February 27, 2004
------------------------------
Willard S. Boothby, Jr.

* /s/ Francis J. Palamara          Trustee                    February 27, 2004
------------------------------
Francis J. Palamara

* /s/ G. Thompson Pew, Jr.         Trustee                    February 27, 2004
------------------------------
G. Thompson Pew, Jr.


*By  /s/ Michael P. Malloy
     -------------------------
     Michael P. Malloy, Attorney-in-fact

                             THE GLENMEDE FUND, INC.
                             THE GLENMEDE PORTFOLIOS
                                POWER OF ATTORNEY


     I hereby appoint John W. Church, Jr., Michael P. Malloy or Mary Ann B. Wirts attorney for me, with full power of substitution, and in my name and on my behalf as a director or trustee to sign any Registration Statement or Amendment thereto of THE GLENMEDE FUND, INC. and/or THE GLENMEDE PORTFOLIOS to be filed with the Securities and Exchange Commission under the Securities Act of 1933 and/or the Investment Company Act of 1940 and generally to do and perform all things necessary to be done in that connection.

     I have signed this Power of Attorney on January 23, 2000.


                              /s/ H. Franklin Allen
                              ---------------------

                                H. Franklin Allen

                             THE GLENMEDE FUND, INC.
                             THE GLENMEDE PORTFOLIOS
                                POWER OF ATTORNEY


     I hereby appoint John W. Church, Jr., Michael P. Malloy or Mary Ann B. Wirts attorney for me, with full power of substitution, and in my name and on my behalf as a director or trustee to sign any Registration Statement or Amendment thereto of THE GLENMEDE FUND, INC. and/or THE GLENMEDE PORTFOLIOS to be filed with the Securities and Exchange Commission under the Securities Act of 1933 and/or the Investment Company Act of 1940 and generally to do and perform all things necessary to be done in that connection.

     I have signed this Power of Attorney on January 28, 2000.

                           /s/ Willard S. Boothby, Jr.
                           ---------------------------

                             Willard S. Boothby, Jr.

                             THE GLENMEDE FUND, INC.
                             THE GLENMEDE PORTFOLIOS
                                POWER OF ATTORNEY


     I hereby appoint John W. Church, Jr., Michael P. Malloy or Mary Ann B. Wirts attorney for me, with full power of substitution, and in my name and on my behalf as a director or trustee to sign any Registration Statement or Amendment thereto of THE GLENMEDE FUND, INC. and/or THE GLENMEDE PORTFOLIOS to be filed with the Securities and Exchange Commission under the Securities Act of 1933 and/or the Investment Company Act of 1940 and generally to do and perform all things necessary to be done in that connection.

     I have signed this Power of Attorney on January 29, 2000.


                             /s/ Francis J. Palamara
                             -----------------------
                               Francis J. Palamara

                             THE GLENMEDE FUND, INC.
                             THE GLENMEDE PORTFOLIOS
                                POWER OF ATTORNEY


     I hereby appoint John W. Church, Jr., Michael P. Malloy or Mary Ann B. Wirts attorney for me, with full power of substitution, and in my name and on my behalf as a director or trustee to sign any Registration Statement or Amendment thereto of THE GLENMEDE FUND, INC. and/or THE GLENMEDE PORTFOLIOS to be filed with the Securities and Exchange Commission under the Securities Act of 1933 and/or the Investment Company Act of 1940 and generally to do and perform all things necessary to be done in that connection.

     I have signed this Power of Attorney on January 21, 2000.


                            /s/ G. Thompson Pew, Jr.
                           --------------------------

                              G. Thompson Pew, Jr.

                             THE GLENMEDE FUND, INC.
                             THE GLENMEDE PORTFOLIOS
                                POWER OF ATTORNEY


     I hereby appoint Michael P. Malloy or Mary Ann B. Wirts attorney for me, with full power of substitution, and in my name and on my behalf as the Chairman and a director or trustee to sign any Registration Statement or Amendment thereto of THE GLENMEDE FUND, INC. and/or THE GLENMEDE PORTFOLIOS to be filed with the Securities and Exchange Commission under the Securities Act of 1933 and/or the Investment Company Act of 1940 and generally to do and perform all things necessary to be done in that connection.

     I have signed this Power of Attorney on January 21, 2000.


                             /s/ John W. Church, Jr.
                             -----------------------

                               John W. Church, Jr.

                                  EXHIBIT INDEX

EXHIBIT NO.

          (g) (3) First Amendment to Custody Agreement dated as of December 10, 2003 between Registrant and Investors Bank & Trust Company.

          (h)  (3)  Amended and Restated Shareholder Servicing Agreement and
                    Plan.

               (4) First Amendment to Administration Agreement dated as of December 10, 2003 between Registrant and Investors Bank & Trust Company.

               (5) First Amendment to Transfer Agency Agreement dated as of December 10, 2003 between Registrant and Investors Bank & Trust Company.

          (j)  (1)  Consent of Drinker Biddle & Reath LLP.

               (2)  Consent of PricewaterhouseCoopers LLP.